Fidelity®
Systematic
Investment Plans:
Destiny® Plans I: N

Prospectus
November 29, 2016

Effective October 27, 2006, the Military Personnel Financial Services Protection Act (the "Act") prohibits the issuance or sale of new periodic payment plans, such as the Destiny Plans. The Act does not alter, invalidate, or otherwise affect any rights or obligations, including rights of redemption, of existing Planholders.

FIDELITY SYSTEMATIC INVESTMENT PLANS:
Destiny Plans I: N

The Destiny Plans are systematic investment plans that allow you to build equity over a period of years by investing regularly each month in mutual fund shares. This prospectus describes Destiny Plans I: N (the "Plan"). You may make fixed monthly investments in a Plan for a term of either 10 or 15 years. You may continue to make investments for as long as 30 years. You may invest in one of several monthly investment plan amounts for as little as $50 per month. Investments in your Plan are applied to the purchase of Class A shares of one of the Fidelity Destiny Portfolios. Destiny Plans I: N purchases Class A shares of Fidelity Advisor Diversified Stock Fund (the "Fund").

The Plan deducts Creation and Sales Charges equal to as much as 50% of each of your first twelve monthly investments. On 10 year Plans, the Creation and Sales Charges range from 5.00% on $6,000 Plans ($50 a month) to 1.50% on $1,200,000 Plans ($10,000 a month) of the total amount invested. On 15 year Plans, the Creation and Sales Charges range from 3.33% on $9,000 Plans ($50 a month) to 1.00% on $1,800,000 Plans ($10,000 a month) of the total amount invested.

The Creation and Sales Charges are deducted from your Plan investments, and the balance is invested in Class A shares of the Fund. Class A shares of the Fund are subject to certain annual expenses, including management fees and 12b-1 fees. The Creation and Sales Charges and the other fees and expenses that either you or your Plan will pay are described in the "Fees and Expenses" section beginning on page 5.

YOUR PLAN AND YOUR PLAN'S INVESTMENT IN FUND SHARES IS INTENDED TO BE A LONG-TERM INVESTMENT. YOU SHOULD NOT PURCHASE A PLAN IF YOU ARE SEEKING QUICK PROFITS OR IF YOU MIGHT BE UNABLE TO COMPLETE THE PLAN. If you terminate or withdraw from your Plan in the early years of your Plan, you may incur a loss because the full amount of the entire Creation and Sales Charges are deducted from your first twelve investments. Your Plan does not eliminate the risk involved in the ownership of individual securities and your Plan's value will increase or decrease over time as the result of increases or decreases in the prices of securities owned by the Fund. You will incur a loss if you terminate your Plan at a time when the value of your Plan's shares is less than their cost. Advance payment of any of your monthly investments increases the possibility that a loss may result from early termination. You have the right to a refund of the current value of your investment in Class A shares and the full amount of the Creation and Sales Charges you have paid within 45 days after the date of the mailing of a written notice from the custodian. You also have a right to a refund of some or all of your Plan investment within 18 months of the purchase of a Plan. These rights are subject to the conditions described in the "Your Cancellation and Refund Rights" section on page 16. You do not have to purchase a Plan to make monthly investments in mutual funds, including the Fund. Other mutual funds managed by the Fund's investment adviser have investment objectives similar in many respects to those of the Fund. Your investment in shares of these other funds would be subject to charges that may differ from, and in some cases be less than, those which apply to an investment in the Plan.

Plans established while this Prospectus is effective are governed by the terms of this Prospectus, including all the rules, rights, privileges and benefits it describes. THEREFORE IT IS IMPORTANT THAT YOU READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE. No salesman, dealer, or other person is authorized by Fidelity Distributors Corporation (the "Sponsor"), Fidelity Systematic Investment Plans, or Fidelity Destiny Portfolios to give any information or make any representation that is not contained in either the Prospectus of the Plans, the Prospectus of Fidelity Destiny Portfolios, or in other printed or written material issued by the Sponsor, the Plans, or Fidelity Destiny Portfolios.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to risks, including possible loss of principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS AGAINST THE LAW. THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUS FOR FIDELITY DESTINY PORTFOLIOS.

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HOW THE FIDELITY DESTINY PLANS CAN HELP YOU MEET YOUR OBJECTIVES

Many people who want to build an investment portfolio find it difficult to save the money necessary to make periodic stock purchases. The Destiny Plans are designed to help. The Plans make it possible for you to build equity over a period of years by investing a modest sum each month in shares of the Destiny Portfolios.

The Destiny Portfolios are mutual funds, the value of the shares of which is subject to fluctuations in the values of their underlying securities. A Plan calls for monthly investments at regular intervals regardless of the value of the Fund's shares. A Plan offers no assurance against loss in a declining market and does not eliminate the risk inherent in the ownership of any security. Terminating the Plan at a time when the value of the Fund shares you own is less than their cost will result in a loss. You should therefore consider your financial ability to continue and complete a Plan.

Before opening a Plan you should consider the following:

1.  A Plan represents an agreement among Fidelity Distributors Corporation (the "Sponsor"), State Street Bank and Trust Company (the "Custodian"), and you (the "Planholder") under which amounts invested, after deduction of the Creation and Sales Charges, are used to purchase shares of the Fund at net asset value.

2.  Investments made through the Plan will not result in direct ownership of shares of the Fund, but rather will represent an interest in a series of a unit investment trust, which will have direct ownership of Class A shares of the Fund. You will have a beneficial interest in the underlying Fund's shares.

3.  The Plan charges Creation and Sales Charges, sometimes called a "front-end load". If you were to terminate your Plan between 45 days after the date of the mailing of a written notice from the Custodian and 18 months after you start your Plan, the amount of Creation and Sales Charges that would not be refunded to you could be as much as 15% of your total investments made up to the time you terminate your Plan. If you terminate your Plan after 18 months, the amount of Creation and Sales Charges that would not be refunded to you could be as much as 33.33% of your total investments, assuming all your monthly investments were made. If you do not make all your monthly investments, the amount of Creation and Sales Charges that would not be refunded to you could be as much as 50% of your total investments. However, if you complete a 15 year Plan, the maximum Creation and Sales Charge would be no higher than 3.33% of your total investments. Accordingly, a Plan would not be suitable as a short-term investment. See "Fees and Expenses" on page 5.

INVESTMENT OBJECTIVE OF THE FUND

Fidelity Destiny Portfolios is an open-end management investment company, consisting of two separate portfolios, the Fund and Fidelity Advisor Capital Development Fund. The Fund is a diversified mutual fund, an investment vehicle that pools shareholders' money and invests it in a number of different securities. The Fund's objective is to seek capital growth.

The Fund's investments are managed by Fidelity Management & Research Company ("FMR"). FMR's principal investment strategies include:

•  Normally investing at least 80% of assets in stocks.

•  Normally investing primarily in common stocks.

•  Investing in domestic and foreign issuers.

•  Investing in either "growth" stocks or "value" stocks or both.

•  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

The Fund's investment objective and principal investment strategies and risks are described in the accompanying Fidelity Destiny Portfolios prospectus, which begins on page P-1.

For more information about the business experience of FMR, see "Fund Management" on page P-13 of the Fund's prospectus.

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FEES AND EXPENSES

Your Plan pays two kinds of fees: Creation and Sales Charges and Account Fees. Each of these fees is described in more detail below.

Your Plan also indirectly pays the fees and charges imposed on Class A shares of the Fund, including management fees, 12b-1 fees and other expenses. Your Plan indirectly pays these fees because it invests in Class A shares of the Fund. For more information about the fees payable by the Fund, see "Fee Table" on page P-3 of the Fund's prospectus.

1.  Creation and Sales Charges

You will pay Creation and Sales Charges equal to as much as 50% of your first twelve investments in your Plan. When you have completed a 10 year Plan (120 monthly investments), the Creation and Sales Charges you paid on your first twelve investments will amount to as much as 5.00% of your total Plan investments, assuming that you invest in a Plan with the smallest monthly investment of $50 a month ($6,000 Face Amount). The Creation and Sales Charges on the largest 10 year plan size, $10,000 a month ($1,200,000 Face Amount), amount to 1.5% of your total Plan investments.

When you have completed a 15 year Plan (180 monthly investments), the Creation and Sales Charges you paid on your first twelve investments will amount to as much as 3.33% of your total Plan investments, assuming a monthly investment amount of $50 a month ($9,000 Face Amount). The Creation and Sales Charges on the largest 15 year plan size, $10,000 a month ($1,800,000 Face Amount), amount to 1.00% of your total Plan investments.

You have certain cancellation and refund rights. However, these rights are limited, and early termination of your Plan or your inability to complete your Plan may result in your having paid Creation and Sales Charges that represent a substantial percentage of your total investments in your Plan. For example, if you terminate your Plan between 45 days after the date of the mailing of a written notice from the Custodian and 18 months after you start your Plan, the Creation and Sales Charges that would not be refunded to you could be as much as 15% of your total investments made up to the time you terminate your Plan. If you terminate your Plan after 18 months, the Creation and Sales Charges that would not be refunded to you could be as much as 33.33% of your total investments made, assuming all your monthly investments were made. If you do not make all your monthly investments, the amount of Creation and Sales Charges that would not be refunded to you could be as much as 50% of your total investments. See "Your Cancellation and Refund Rights" on page 16.

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The following tables illustrate the effect of the Creation and Sales Charges on Plans with different monthly investment amounts and different Plan lengths.

CREATION AND SALES CHARGES
10 Year Plans
(120 investments)

Monthly Investment	Total Face Amount of Plan	Creation and Sales Charges per First 12 Investments	Total Creation and Sales Charges	Percentage of Total Investment in Plan*	Percentage of Net Investment in Plan*
$50.00	$6,000.00	$25.00	$300.00	5.00%	5.26%
75.00	9,000.00	37.50	450.00	5.00	5.26
100.00	12,000.00	50.00	600.00	5.00	5.26
125.00	15,000.00	62.50	750.00	5.00	5.26
150.00	18,000.00	75.00	900.00	5.00	5.26
166.66	19,999.20	83.33	999.96	5.00	5.26
200.00	24,000.00	100.00	1,200.00	5.00	5.26
250.00	30,000.00	125.00	1,500.00	5.00	5.26
291.66	34,999.20	145.83	1,749.96	5.00	5.26
300.00	36,000.00	150.00	1,800.00	5.00	5.26
333.33	39,999.60	166.67	1,999.98	5.00	5.26
350.00	42,000.00	175.00	2,100.00	5.00	5.26
375.00	45,000.00	187.50	2,250.00	5.00	5.26
400.00	48,000.00	200.00	2,400.00	5.00	5.26
416.66	49,999.20	208.33	2,499.96	5.00	5.26
450.00	54,000.00	225.00	2,700.00	5.00	5.26
500.00	60,000.00	250.00	3,000.00	5.00	5.26
600.00	72,000.00	300.00	3,600.00	5.00	5.26
700.00	84,000.00	350.00	4,200.00	5.00	5.26
800.00	96,000.00	400.00	4,800.00	5.00	5.26
900.00	108,000.00	450.00	5,400.00	5.00	5.26
1,000.00	120,000.00	500.00	6,000.00	5.00	5.26
1,250.00	150,000.00	625.00	7,500.00	5.00	5.26
1,500.00	180,000.00	675.00	8,100.00	4.50	4.71
1,750.00	210,000.00	700.00	8,400.00	4.00	4.17
2,000.00	240,000.00	750.00	9,000.00	3.75	3.90
2,500.00	300,000.00	812.50	9,750.00	3.25	3.36
5,000.00	600,000.00	1,250.00	15,000.00	2.50	2.56
10,000.00	1,200,000.00	1,500.00	18,000.00	1.50	1.52

*  Assumes completion of your Plan. "Investment" means only your monthly Plan investments and does not include any reinvestment of capital gain or dividend distributions.

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CREATION AND SALES CHARGES
15 Year Plans
(180 investments)

Monthly Investment	Total Face Amount of Plan	Creation and Sales Charges per First 12 Investments	Total Creation and Sales Charges	Percentage of Total Investment in Plan*	Percentage of Net Investment in Plan*
$50.00	$9,000.00	$25.00	$300.00	3.33%	3.45%
75.00	13,500.00	37.50	450.00	3.33	3.45
100.00	18,000.00	50.00	600.00	3.33	3.45
125.00	22,500.00	62.50	750.00	3.33	3.45
150.00	27,000.00	75.00	900.00	3.33	3.45
166.66	29,998.80	83.33	999.96	3.33	3.45
200.00	36,000.00	100.00	1,200.00	3.33	3.45
250.00	45,000.00	125.00	1,500.00	3.33	3.45
291.66	52,498.80	145.83	1,749.96	3.33	3.45
300.00	54,000.00	150.00	1,800.00	3.33	3.45
333.33	59,999.40	166.67	1,999.98	3.33	3.45
350.00	63,000.00	175.00	2,100.00	3.33	3.45
375.00	67,500.00	187.50	2,250.00	3.33	3.45
400.00	72,000.00	200.00	2,400.00	3.33	3.45
416.66	74,998.80	208.33	2,499.96	3.33	3.45
450.00	81,000.00	225.00	2,700.00	3.33	3.45
500.00	90,000.00	250.00	3,000.00	3.33	3.45
600.00	108,000.00	300.00	3,600.00	3.33	3.45
700.00	126,000.00	350.00	4,200.00	3.33	3.45
800.00	144,000.00	400.00	4,800.00	3.33	3.45
900.00	162,000.00	450.00	5,400.00	3.33	3.45
1,000.00	180,000.00	500.00	6,000.00	3.33	3.45
1,250.00	225,000.00	625.00	7,500.00	3.33	3.45
1,500.00	270,000.00	675.00	8,100.00	3.00	3.09
1,750.00	315,000.00	700.00	8,400.00	2.67	2.74
2,000.00	360,000.00	750.00	9,000.00	2.50	2.56
2,500.00	450,000.00	812.50	9,750.00	2.17	2.21
5,000.00	900,000.00	1,250.00	15,000.00	1.67	1.69
10,000.00	1,800,000.00	1,500.00	18,000.00	1.00	1.01

*  Assumes completion of your Plan. "Investment" means only your monthly Plan investments and does not include any reinvestment of capital gain or dividend distributions.

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CREATION AND SALES CHARGES
EXTENDED INVESTMENT OPTION*
25 Year Plans
(300 investments)

Monthly Investment	Total Face Amount of Plan	Creation and Sales Charges per First 12 Investments	Total Creation and Sales Charges	Percentage of Total Investment in Plan**	Percentage of Net Investment in Plan**
$50.00	$15,000.00	$25.00	$300.00	2.00%	2.04%
75.00	22,500.00	37.50	450.00	2.00	2.04
100.00	30,000.00	50.00	600.00	2.00	2.04
125.00	37,500.00	62.50	750.00	2.00	2.04
150.00	45,000.00	75.00	900.00	2.00	2.04
166.66	49,998.00	83.33	999.96	2.00	2.04
200.00	60,000.00	100.00	1,200.00	2.00	2.04
250.00	75,000.00	125.00	1,500.00	2.00	2.04
291.66	87,498.00	145.83	1,749.96	2.00	2.04
300.00	90,000.00	150.00	1,800.00	2.00	2.04
333.33	99,999.00	166.67	1,999.98	2.00	2.04
350.00	105,000.00	175.00	2,100.00	2.00	2.04
375.00	112,500.00	187.50	2,250.00	2.00	2.04
400.00	120,000.00	200.00	2,400.00	2.00	2.04
416.66	124,998.00	208.33	2,499.96	2.00	2.04
450.00	135,000.00	225.00	2,700.00	2.00	2.04
500.00	150,000.00	250.00	3,000.00	2.00	2.04
600.00	180,000.00	300.00	3,600.00	2.00	2.04
700.00	210,000.00	350.00	4,200.00	2.00	2.04
800.00	240,000.00	400.00	4,800.00	2.00	2.04
900.00	270,000.00	450.00	5,400.00	2.00	2.04
1,000.00	300,000.00	500.00	6,000.00	2.00	2.04
1,250.00	375,000.00	625.00	7,500.00	2.00	2.04
1,500.00	450,000.00	675.00	8,100.00	1.80	1.83
1,750.00	525,000.00	700.00	8,400.00	1.60	1.63
2,000.00	600,000.00	750.00	9,000.00	1.50	1.52
2,500.00	750,000.00	812.50	9,750.00	1.30	1.32
5,000.00	1,500,000.00	1,250.00	15,000.00	1.00	1.01
10,000.00	3,000,000.00	1,500.00	18,000.00	0.60	0.60

*  For a description of the Extended Investment Option, see page 13.

**  Assumes completion of your Plan. "Investment" means only your monthly Plan investments and does not include any reinvestment of capital gain or dividend distributions.

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CREATION AND SALES CHARGES
EXTENDED INVESTMENT OPTION*
30 Year Plans
(360 investments)

Monthly Investment	Total Face Amount of Plan	Creation and Sales Charges per First 12 Investments	Total Creation and Sales Charges	Percentage of Total Investment in Plan**	Percentage of Net Investment in Plan**
$50.00	$18,000.00	$25.00	$300.00	1.67%	1.69%
75.00	27,000.00	37.50	450.00	1.67	1.69
100.00	36,000.00	50.00	600.00	1.67	1.69
125.00	45,000.00	62.50	750.00	1.67	1.69
150.00	54,000.00	75.00	900.00	1.67	1.69
166.66	59,997.60	83.33	999.96	1.67	1.69
200.00	72,000.00	100.00	1,200.00	1.67	1.69
250.00	90,000.00	125.00	1,500.00	1.67	1.69
291.66	104,997.60	145.83	1,749.96	1.67	1.69
300.00	108,000.00	150.00	1,800.00	1.67	1.69
333.33	119,998.80	166.67	1,999.98	1.67	1.69
350.00	126,000.00	175.00	2,100.00	1.67	1.69
375.00	135,000.00	187.50	2,250.00	1.67	1.69
400.00	144,000.00	200.00	2,400.00	1.67	1.69
416.66	149,997.60	208.33	2,499.96	1.67	1.69
450.00	162,000.00	225.00	2,700.00	1.67	1.69
500.00	180,000.00	250.00	3,000.00	1.67	1.69
600.00	216,000.00	300.00	3,600.00	1.67	1.69
700.00	252,000.00	350.00	4,200.00	1.67	1.69
800.00	288,000.00	400.00	4,800.00	1.67	1.69
900.00	324,000.00	450.00	5,400.00	1.67	1.69
1,000.00	360,000.00	500.00	6,000.00	1.67	1.69
1,250.00	450,000.00	625.00	7,500.00	1.67	1.69
1,500.00	540,000.00	675.00	8,100.00	1.50	1.52
1,750.00	630,000.00	700.00	8,400.00	1.33	1.35
2,000.00	720,000.00	750.00	9,000.00	1.25	1.27
2,500.00	900,000.00	812.50	9,750.00	1.08	1.10
5,000.00	1,800,000.00	1,250.00	15,000.00	0.83	0.84
10,000.00	3,600,000.00	1,500.00	18,000.00	0.50	0.50

*  For a description of the Extended Investment Option, see page 13.

**  Assumes completion of your Plan. "Investment" means only your monthly Plan investments and does not include any reinvestment of capital gain or dividend distributions.

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ILLUSTRATION OF A $50 MONTHLY INVESTMENT IN A PLAN
(Assumes that all investments are made in accordance with the terms of the Plan)

	At the End of Your Plan*		At the End of 6 Months (6 Investments)		At the End of 1 Year (12 Investments)		At the End of 2 Years (24 Investments)
	Amount	% of Total Investments**	Amount	% of Total Investments**	Amount	% of Total Investments**	Amount	% of Total Investments**
10 YEARS (120 INVESTMENTS)
Total Investments	$6,000.00	100.00%	$300.00	100.00%	$600.00	100.00%	$1,200.00	100.00%
Less: Creation and Sales Charges	300.00	5.00	150.00	50.00	300.00	50.00	300.00	25.00
Net Amount Invested in Plan	5,700.00	95.00	150.00	50.00	300.00	50.00	900.00	75.00
15 YEARS (180 INVESTMENTS)
Total Investments	$9,000.00	100.00%	$300.00	100.00%	$600.00	100.00%	$1,200.00	100.00%
Less: Creation and Sales Charges	300.00	3.33	150.00	50.00	300.00	50.00	300.00	25.00
Net Amount Invested in Plan	8,700.00	96.67	150.00	50.00	300.00	50.00	900.00	75.00
25 YEARS (300 INVESTMENTS)***
Total Investments	$15,000.00	100.00%	$300.00	100.00%	$600.00	100.00%	$1,200.00	100.00%
Less: Creation and Sales Charges	300.00	2.00	150.00	50.00	300.00	50.00	300.00	25.00
Net Amount Invested in Plan	14,700.00	98.00	150.00	50.00	300.00	50.00	900.00	75.00
30 YEARS (360 INVESTMENTS)***
Total Investments	$18,000.00	100.00%	$300.00	100.00%	$600.00	100.00%	$1,200.00	100.00%
Less: Creation and Sales Charges	300.00	1.67	150.00	50.00	300.00	50.00	300.00	25.00
Net Amount Invested in Plan	17,700.00	98.33	150.00	50.00	300.00	50.00	900.00	75.00

*  Assumes completion of your Plan.

**  "Investments" means only your monthly Plan investments and does not include any re-investment of capital gain or dividend distributions.

***  The 25-year (300 investments) and 30-year (360 investments) schedules reflect the charges applicable to a 15 year Plan which is continued under the Extended Investment Option. For a description of the Extended Investment Option, see page 13.

The amounts shown in the table above do not reflect any of the Account Fees described below. For example, you will not incur a Termination Fee if you do not terminate your Plan prior to completion.

2.  Account Fees

You may also pay additional Account Fees to the Custodian for certain services provided by the Custodian or its affiliated bookkeeping and administrative service agent, Boston Financial. See "The Custodian" on page 20. These additional Account Fees are described below.

Completed Plan Fee: An annual fee will be charged if you have completed your Plan but have elected not to hold Class A shares of the Fund directly. See "Completed Plans and Exchanges" on page 17.

Inactive Account Fee: An annual $12 fee will also be charged to your Plan account if you have not completed your Plan and your Plan is not current. See "Keeping Your Plan Current" on page 11.

Termination Fee: A fee of $2.50 will be charged to your Plan account if you make a complete withdrawal or you terminate your Plan prior to completion. See "Terminating Your Plan" on page 16.

Returned Check Fee: For Plans issued prior to December 1, 2000, a fee of $2.50 will be charged to your Plan account for any check or preauthorized check which is not honored by the bank on which it is drawn ("dishonored check"). For Plans issued on or after December 1, 2000, a fee of $10.00 will be charged for each dishonored check.

Bank Wire Fee: A $10.00 fee will be charged for each redemption of shares by wire.

Fidelity Destiny IRA Maintenance Fee: If you have a Fidelity Destiny IRA, you will be charged an annual $10 maintenance fee and certain additional service fees. Detailed information on the additional service fees may be obtained from the Sponsor or your investment professional.

The Custodian deducts these Account Fees from your Plan account. These fees may be paid out of principal from the proceeds of the sale of Fund shares in your Plan account. With respect to the Completed Plan Fee and the Inactive Account Fee, the fees are paid first from dividends and distributions. The Custodian has a lien on your shares to the extent of these rights.

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Except as described in this "Fees and Expenses" section, there are currently no other fees or expenses charged against the Plans or Planholder accounts (or deducted from Fund dividends or distributions) to compensate the Custodian or the Sponsor for their services. All other fees or expenses that could otherwise be charged to the Plan and the Planholders (or deducted from Fund dividends or distributions) are being paid by the Sponsor. Although there is no current intention to do so, the Fund and the Sponsor each reserve the right to cease paying such fees or expenses, and to cause them to be charged against the Plan or the Planholders (or deducted from Fund dividends or distributions).

KEEPING YOUR PLAN CURRENT

Your Plan calls for monthly investments for a period of either 10 or 15 years, with the option of extending a 15 year Plan for another 15 years. You are not likely to realize the full benefit of your Plan unless you complete your Plan. You should carefully consider your ability to make monthly investments for the length of time required to complete your Plan before you start a Plan. The Plans offer an Automatic Investment Program to assist you in making your monthly investments. See "Automatic Investment Program and Government Allotments" below.

If you stop making monthly investments, your ability to benefit from dollar-cost averaging will be reduced. See "Dollar-Cost Averaging and Diversification" below. If you stop making monthly investments and have not made any of your monthly investments in advance of their due date, your Plan will no longer be current. An inactive account fee of $12 is charged annually if you have not completed your Plan and no investment has been made for a 12-month period, after giving credit for any prepayment of monthly investments that you may have made. This fee is deducted from dividends and distributions or, if these are not sufficient, the Custodian has the right to obtain the amount needed to pay its fee by selling Fund shares from your Plan account.

Under current policy, one investment is required during each 6-month period of the calendar year to prevent the Plan from being in default. Your Plan may be terminated by the Sponsor or the Custodian if it is in default. See "Termination of Your Plan by the Sponsor or Custodian" on page 18.

DOLLAR-COST AVERAGING AND DIVERSIFICATION

The Destiny Plans were created to utilize the investing method of dollar-cost averaging. Dollar-cost averaging is a strategy of buying fixed dollar amounts of securities at regular intervals, regardless of the price of the shares. In the Destiny Plans, you invest a fixed amount on a monthly basis. Your monthly investment of a fixed dollar amount buys more shares when the share price is low and fewer shares when the share price is high. The benefit of this method is that, over time, the average cost of your shares will be lower than the average price of those shares. Dollar-cost averaging does not assure a profit or protect against a loss. If you sell your Fund shares when their value is less than their cost, you will incur a loss.

Diversification can help you manage the investment risk by decreasing the volatility of a portfolio of securities. The Destiny Portfolios are diversified, which means that the Funds invest in a number of different securities.

PLAN FEATURES

1.  Automatic Investment Program and Government Allotments

To encourage and assist you in making monthly investments, and to eliminate the burden of writing a check every month, you may arrange to have your investments made automatically by establishing an Automatic Investment Program or, if you are a member of the military, a government allotment.

How to Establish, Change or Terminate an Automatic Investment Program

•  To establish an Automatic Investment Program, you should complete a Preauthorized Electronic Transaction Form, attach a voided blank check or deposit slip, and send it to Boston Financial at least 15 days before the date the Automatic Investment Program is to go into effect. Boston Financial will then electronically draw against your bank account each month in the amount of the monthly Plan investment. To change your Automatic Investment Program, you must give written notice to Boston Financial at least 15 days before the date on which the change is to go into effect.

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•  To terminate your Automatic Investment Program, you must notify Boston Financial Data Services, Inc. (Boston Financial) at least 5 days before the date of the next scheduled electronic transfer by calling Boston Financial at 1-800-225-5270 or by writing to Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300.

How to Establish, Change or Terminate a Government Allotment

•  Members of the military may establish a government allotment by completing the appropriate government allotment form.

•  You may change or terminate a government allotment at any time by giving notice to your government disbursing office.

•  Please obtain forms to establish, change, or terminate a government allotment from your government disbursing office. Boston Financial cannot supply you with these forms.

2.  Rights of Accumulation

You may qualify to pay lower Creation and Sales Charges on Plans where you increase the Face Amount, by aggregating their Face Amounts with the following holdings registered to you, members of your immediate family, or certain fiduciary accounts described below: (i) the Face Amounts of any current Plans, (ii) Class A, Class T, and Class C shares of any Fidelity Advisor fund, (iii) Advisor C Class shares of Treasury Fund, and (iv) Daily Money Class shares of a Fidelity fund that offers Daily Money Class shares acquired by exchange from any Fidelity Advisor fund. In addition, when you increase the Face Amount of an existing Plan, you may also qualify to reduce the Creation and Sales Charges you pay on future investments into any existing individual IRA Plans which are registered to you or your immediate family. 10 year and 15 year Plans may not be combined for purposes of taking advantage of these rights of accumulation.

To use this privilege, you or your investment professional must notify the Sponsor in writing that you wish to aggregate the Face Amounts of each of the Plans that qualify for rights of accumulation for the purpose of determining the applicable Creation and Sales Charges. A letter of instruction for each face change must be submitted at the same time that you send your notice.

Each Plan must be current at the time you send your notice. For rights of accumulation, a Plan is considered to be current if:

•  It has been completed and not redeemed; or

•  It has not been completed, but has at least as many investments recorded as there are months elapsed since establishment or since being increased; or

•  It is a qualified retirement plan, including an IRA.

If one or more of the Plans, other than a qualified retirement plan, that are combined to take advantage of this privilege subsequently becomes no longer current, the remaining Creation and Sales Charges will be recalculated to reflect the charges applicable to the Plan or Plans that remain current.

You may only combine Plans that are registered to you, your spouse, your children under the age of 21 or a trustee or other fiduciary of a single trust estate or single fiduciary account. For the purpose of this privilege, a single fiduciary account includes a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code, and a trust estate or fiduciary account may have more than one beneficiary. This privilege is not available to any group of individuals whose funds are combined, directly or indirectly, for the purchase of redeemable securities of a registered investment company whether jointly or through a trustee, agent, custodian or other representative for that group of individuals.

3.  Distributions

Unless you direct otherwise, all dividends and other distributions, after applicable deductions, are automatically used to purchase additional Class A shares of the Fund at NAV as of the record date for the distribution. No sales charge is made on any reinvestment of dividends or other distributions.

You must instruct Boston Financial if you wish to receive the dividends and other distributions in cash rather than additional shares. Your instructions must be received at least seven days before the record date of a dividend or distribution. You may change these instructions at any time. Distributions on Fidelity Destiny IRAs are automatically reinvested.

Dividends and other distributions are made on a per-share basis. After every distribution, the value of a share drops by the amount of the distribution. If you make an investment shortly before the ex-dividend date of the dividend or distribution, you will pay a price for the shares that includes the amount of the dividend or distribution. This is called "buying a dividend." Dividends and distributions, if declared, are normally paid annually by each Fund, and may be taxable to you. See "Taxes" on page 18.

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4.  Federal Voluntary Income Tax Withholding

Boston Financial can withhold up to 28% of any dividend or other distribution paid by the Fund for income taxes and send that amount to the Internal Revenue Service as a credit against your tax liability, if any. The amount withheld may or may not be equal to the additional taxes you may owe on the dividend or distribution. If you choose to authorize this withholding, the number of Fund shares purchased with the remainder of the dividend or distribution will be less than would otherwise have been the case.

Federal Voluntary Income Tax Withholding is available only for non-retirement (taxable) accounts. This withholding option can be started by submitting a Tax Withholding Form, which is included with your Plan Application, to Boston Financial at least 30 days before the option is to take effect. Once started, the withholding option will remain in effect until you notify Boston Financial in writing to end the withholding. For withholding tax information on distributions from qualified plans or Individual Retirement Accounts, please refer to your qualified plan documents or custodial agreement.

5.  Your Voting Rights

You will receive a notice at least 15 days before any matter is submitted to a vote of the shareholders of the Fund. The Custodian will vote on these matters according to your instructions. In the absence of instructions on how you wish to vote, the Custodian will vote all the votes of the Plan in the same proportion as it votes the shares for which it has received instructions from other Planholders in your Plan, except if exercising the Extended Investment Option discussed below in Section 8. The number of votes you are entitled to is based upon the dollar value of your investment. If you wish to attend a meeting at which shares may be voted, you may request Boston Financial to furnish a proxy or otherwise make arrangements for exercising your voting rights.

6.  Making Advance Investments

You are normally expected to make 12 regularly scheduled investments each calendar year. If you wish to complete your Plan ahead of schedule, you may make advance investments singly or in lump-sum amounts at any time during the life of your Plan.

There is no restriction on the number of advance investments you may make during the life of your Plan, but the total amount of all your investments made during the life of your Plan may not exceed the total Face Amount of your Plan, unless you are exercising the Extended Investment Option. See "Extended Investment Option" on page 13. Investments made in excess of this limit will be returned to you at the address of record. Monthly investments may also be paid in lump-sum amounts to make a Plan that is in arrears current. When you make advance investments, you pay the applicable Creation and Sales Charges that you pay on regular monthly investments.

7.  Changing the Face Amount of Your Plan

You may increase the Face Amount of your Plan at any time. This is called making a Face Change to your Plan. You may choose a new Face Amount that is one of the monthly investment amounts shown in the tables on pages 6, 7, 8 and 9. Within 12 months of the time you increase the Face Amount of your Plan, you may decrease your Face Amount back to an amount not lower than the Plan's previous Face Amount. Within 12 months of the time you open a new Plan, you may decrease your Face Amount by as much as 50%. This privilege is only available to Plans with Face Amounts of at least $12,000 ($100 per month).

You must send your request for a change in the Face Amount of a Plan to Boston Financial or your representative along with a letter of instruction for the new Face Amount.

Changes in the Face Amount of your Plan (increases or decreases) will not take effect until the Custodian receives written instructions in good order from you.

Whether you increase or decrease your Face Amount, a change in the Face Amount does not create new cancellation and refund rights. However, your Plan will be subject to the fees and deductions applicable to Plans of the same Face Amount opened at the time that you change the Face Amount of your Plan, as described in the then currently effective prospectus. The Creation and Sales Charges you have already paid on your existing Plan will be recomputed and applied as a credit to the Creation and Sales Charges due on your changed Plan, if any, at the time you change the Face Amount of your Plan. Any additional Creation and Sales Charges due on your changed Plan will be paid by liquidating Fund shares held by your Plan.

8.  Extended Investment Option

If you purchase a 15 year Plan, you may continue making monthly investments into your Plan after you complete all scheduled investments by making your initial investment within six months after your 180th payment. You will not be allowed to automatically activate the extended investment option after the six months following your 180th payment. If you purchase a 10 year Plan, you must first change the Face Amount of your Plan to that of a 15 year Plan and complete that Plan before activating the Extended Investment Option. You may make as many as 180 additional monthly investments, for a total of 360 investments. Investments which exceed this limit will be returned to you at the address of record.

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Your additional investments are subject to the same deductions as your last scheduled investment and are not subject to additional Creation and Sales Charges. If you stop making investments under the Extended Investment Option, and your Plan is not current for six consecutive months, the Sponsor or the Custodian may terminate your Plan.

9.  Partial Redemption of Your Plan Shares

Normally, if you redeem all of your Plan shares, your Plan will terminate. However, you may redeem less than all of your Plan shares without terminating your Plan. If you have owned your Plan for at least 45 days, you may direct the Custodian, as agent, to redeem up to 90% of the value of your Plan shares, expressed in dollars, and to pay you the proceeds. You may make partial redemptions as often as you desire. Any partial sale of shares and cash withdrawal must involve at least $100.

When you make partial redemptions, you may elect to hold Fund shares directly by instructing the Custodian to deliver any or all of the Fund shares that have accumulated in your Plan for at least 60 days, properly registered in your name, to Fidelity Investments Institutional Operations Company, Inc., the transfer agent of the Fund. You may exchange your Fund shares for Class A shares of any of the Fidelity funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of a Fidelity fund that offers Daily Money Class shares, subject to minimum initial investment requirements. For more information, see "Completed Plans and Exchanges" on page 17 and "Exchanging Shares" on page P-10 of the Fund's prospectus.

Where to Send Requests. Your partial redemption request should be sent to Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300. Your request must be signed and any required medallion signature guarantee must be received in proper order before any cash withdrawals or redemptions can be executed.

Medallion Signature Guarantees May Be Required. If your partial redemption results in a cash withdrawal of more than $100,000, if the proceeds are to be sent to an address other than the address of record, or if the proceeds are to be paid to someone other than the record owner of the account, a medallion signature guarantee is required. A medallion signature guarantee is also required if the address of record has changed within the last 15 days and you wish to sell $10,000 or more of shares. A medallion signature guarantee is a widely accepted way to protect you and Fidelity by guaranteeing the signature that appears on your request. A medallion signature guarantee may not be provided by a notary public. The Custodian will accept medallion signature guarantees from banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions (if authorized under state law), national securities exchanges, registered securities associations, clearing agencies and savings associations.

Telephone Requests. You may also make partial redemptions by telephone by calling Boston Financial at 1-800-225-5270, as long as you are not withdrawing more than 90% or $100,000 from your Plan and your request does not require a medallion signature guarantee.

Automated Clearing House or Bank Wire. You may also make partial redemptions via the Automated Clearing House ("ACH") or the Federal Reserve Wire System by calling Boston Financial at 1-800-225-5270. You must sign up for the ACH or wire feature at least 5 days before using it. Please call your investment professional or Boston Financial to verify that this feature is set up on your account. You must designate the U.S. commercial bank account(s) into which you want the redemption proceeds deposited. To add the ACH or wire feature or to change the bank account designated to receive redemption proceeds at any time prior to making a redemption request, you should send a letter of instruction, including a medallion signature guarantee and a blank voided check, to Boston Financial Data Services, Inc. P.O. Box 8300, Boston, Massachusetts 02266-8300. A $10.00 fee will be charged for each redemption of shares via the Federal Reserve Wire System.

Redemption Prices and Proceeds. The redemption price for the partial redemption will be at the NAV calculated after your order is received in proper form. Partial redemption requests must be received by 4:00 p.m. Eastern time to receive that day's NAV. You will receive proceeds by check made payable as the account is registered and mailed to the address of record. Ordinarily, you will be sent the proceeds of a partial redemption within seven calendar days from the time Boston Financial accepts the request. However, Boston Financial will not mail redemption proceeds until checks received for the shares purchased have cleared (which may take up to 7 calendar days). The right of redemption of shares of the Fund may be suspended at times when the New York Stock Exchange is closed or if the Securities and Exchange Commission ("SEC") has determined that certain other emergencies exist. If the right of redemption of shares is suspended, Fund shares may not be redeemed, and therefore, cash withdrawals may not be made.

Certain Tax Consequences: Your Responsibilities. You may realize a capital gain or loss for federal income tax purposes on partial redemptions even if you replace the shares pursuant to the "replacement option" described in the following paragraph. If assets from a Fidelity Destiny IRA are distributed directly to you, you will be responsible for any income taxes due on the distribution and, if you are under the age of 59 1/2, you may be subject to an early distribution penalty if those assets are not reinvested into another IRA within 60 days of receipt of the distribution.

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Replacement Option. If you make a partial redemption of some of your Plan shares, you may, but are not obligated to, replace those shares by repurchasing them, up to the dollar amount of the original sale, at any time after 90 days from the date of the original sale. If you own a Fidelity Destiny IRA, you may replace those shares by repurchasing them, up to the dollar amount of the original sale, at any time after 45 days from the date of the original sale. The IRA annual contribution limits will apply for such purposes.

You may replace Plan shares at any time after 90 days (45 days for Fidelity Destiny IRAs), and the replacement need not be made in one transaction. However, the amount of any repurchase of shares following a partial redemption must be at least 25% of the amount redeemed or $500, whichever is less. Replacements of partial redemptions should be clearly identified to distinguish them from additional investments. The Custodian or Boston Financial may require additional documentation. Your replacement will be applied to the purchase of Fund shares at the next determined NAV. Partial redemptions and replacements do not affect the total number of monthly investments to be made or the unpaid balance of monthly investments.

The partial redemption and replacement privileges are intended to facilitate the temporary use of funds invested in your Plan for emergency purposes. The Sponsor reserves the right to limit the number of transactions you may use to replace a partial redemption and to impose such additional restrictions as, in its judgment, are necessary to conform with the requirements of NASD Rule 2830 of the Rules of the Financial Industry Regulatory Authority ("FINRA").

10.  Systematic Withdrawal Program

When you have completed your Plan, you may choose to start a Systematic Withdrawal Program. You may also start a Systematic Withdrawal Program prior to completing your Plan if you provide Boston Financial with written notification that you do not intend to make any additional investments. If you resume making investments within the first year of your Plan, you may want to consider discontinuing the Systematic Withdrawal Program because of the Creation and Sales Charges. If you have a Fidelity Destiny IRA and are 59 1/2 years old or older you do not have to complete your Plan, or provide notification that you do not intend to make additional investments, before you start a Systematic Withdrawal Program.

How to Start a Systematic Withdrawal Program. To start this program, you direct the Custodian, as your agent, to withdraw the necessary shares from your Plan account so that the Custodian may make regular cash withdrawals on a monthly or quarterly basis. You may authorize cash withdrawals of any amount, subject to a $50 minimum. The Sponsor has established the $50 minimum for administrative convenience: it should not be considered a recommended Systematic Withdrawal amount. You may change the dollar amount of the withdrawal or stop the Systematic Withdrawal Program at any time. To make program withdrawals by ACH or bank wire please follow the instructions set forth above in Section 9 under Partial Redemption of Your Plan Shares - Automated Clearing House or Bank Wire.

Your Plan will remain in full force and effect with all rights and privileges until all shares have been withdrawn from your account. You should realize that withdrawals in excess of the dividends and distributions paid on your Plan shares will be made from principal and eventually may exhaust your Plan account. Therefore, these withdrawals cannot be considered as income on your investment. You may also realize a capital gain or loss for federal income tax purposes upon payment of each withdrawal. If you purchase two or more Plans, it is ordinarily disadvantageous to participate in the Systematic Withdrawal Program on a completed Plan while still making monthly investments on the uncompleted Plan.

The Sponsor reserves the right to stop offering the Systematic Withdrawal Program at any time after giving 90-days' notice to all Planholders who have not elected to participate in the program. If you are currently participating in the program at that time, you will be allowed to continue your program. The Sponsor is not currently contemplating ending the program.

11.  Transferring or Assigning Your Rights in a Plan

To secure a loan, you may assign your right, title and interest in all, or part of, your Plan, to a bank or other lending institution. You may not assign or transfer your rights in a Plan if it is a Fidelity Destiny IRA or other qualified retirement account, a UTMA Plan, or UGMA Plan. Additional documentation may be required by the lending institution. To obtain further information about the necessary forms and procedures please call Boston Financial at 1-800-225-5270.

You may also transfer your right, title, and interest to another person whose only right shall be the privilege of complete withdrawal from the Plan, or transfer your right, title, and interest to another person, trustee, or custodian acceptable to the Sponsor, who has applied to the Sponsor for a similar Plan. Additional documentation may be required. Boston Financial or your representative will provide you with the appropriate assignment forms. You will be liable for any transfer taxes that may be incurred.

12.  Transfer of Broker

A shareholder may change the broker/dealer firm of record for his or her account by sending a letter of instruction to Boston Financial Data Services, Inc. P.O. Box 8300, Boston, MA 02266-8300.

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13.  Your Cancellation and Refund Rights

45-Day Cancellation Right. You have certain cancellation rights. Within 60 days after your initial investment in a new Plan, the Custodian will send you a notice about these rights. If you elect to cancel your Plan within 45 days of the date of the mailing of that notice, you will receive a cash refund equal to the sum of (1) the total net asset value of the Fund shares credited to your Plan account on the date that the cancellation request is received by Boston Financial and (2) an amount equal to the difference between the total investments made under the Plan and the net amount invested in Fund shares.

18-Month Cancellation Right. In addition, you may cancel your Plan at any time within 18 months of your initial investment by sending written instructions to Boston Financial. If you cancel your Plan after the 45-day cancellation period described above has expired but before the 18 month cancellation period expires, you will receive a cash refund equal to the sum of (1) the total net asset value of the Fund shares credited to your Plan account on the date that the cancellation request is received by Boston Financial and (2) the amount by which the Creation and Sales Charges deducted from your total investments exceed 15% of the investments made up to the date of redemption.

Where to Send a Request. In order to receive the above refunds, you must send a written cancellation request to Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300. For your protection, if the amount of your refund will be more than $100,000, if the proceeds are to be sent to an address other than the address of record, if the proceeds are to be paid to someone other than the record owner of the account, or if you have changed your address within 15 days of your cancellation request and you wish to sell $10,000 or more of shares, your request must be signed by all the registered owners and you must include a medallion signature guarantee on your cancellation request.

Reinstatement After Cancellation. If you exercise your Cancellation and Refund Rights and redeem your Plan, you may not reinstate the proceeds from such a cancellation or refund at NAV, except as described under "Plan Reinstatement" on page 17. You may realize a capital gain or loss for federal income tax purposes at the time of redemption.

Notices. The Sponsor will send you a written notice of the 18-month right of cancellation if, during the first 15 months after the issuance of your Plan, you have missed three or more investments, or if, after the first 15 months but prior to the end of 18 months from the issuance of your Plan, you have missed one investment or more. If the Sponsor has previously sent you a notice during the first 15 months after the issuance of your Plan, a second notice will not be sent even if additional investments are missed. These notices will inform you of your Plan cancellation rights, and will include the value of your Plan and the amount you would be entitled to receive upon cancellation, as of the date of the notice.

14.  Terminating Your Plan

You may terminate your Plan completely at any time by redeeming all your shares. However, if you terminate your Plan before completing all the scheduled investments, the percentage of your total investments that will have been paid as Creation and Sales Charges will be higher than if you had completed your Plan. You may also partially redeem your Plan. See "Partial Redemption of Your Plan Shares" on page 14. If you terminate your Plan more than 60 days from the date of issuance of your Plan, you may avoid paying any commission that a security dealer may charge for terminating your Plan by sending written notice of termination to Boston Financial. If your Plan is not complete, a charge of $2.50 will be made for terminating your Plan.

Options Following Termination. When you terminate your Plan, you may choose to hold Fund shares directly by instructing the Custodian to deliver any or all of the Fund shares that have accumulated in your Plan for at least 60 days, properly registered in your name, to Fidelity Investments Institutional Operations Company, Inc., the transfer agent of the Fund. You may exchange your Fund shares for Class A shares of any of the Fidelity funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of a Fidelity fund that offers Daily Money Class shares, subject to minimum initial investment requirements. You may also receive a check for the proceeds by directing the Custodian, as your agent, to withdraw the shares, redeem them, and send the proceeds to you. For more information, see "Completed Plans and Exchanges" on page 17 and "Exchanging Shares" on page P-10 of the Fund's prospectus.

Where to Send Requests. Termination requests should be sent to Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300. Your termination request and any necessary medallion signature guarantees must be received in proper order before any withdrawals or redemptions can be executed. For your protection, if the amount of your proceeds from termination will be more than $100,000, if the proceeds are to be sent to an address other than the address of record, if the proceeds are to be paid to someone other than the record owner of the account, or if you have changed your address within 15 days of your termination request and you wish to sell $10,000 or more of shares, your request must be signed by all the registered owners and you must include a medallion signature guarantee on your termination request.

Automated Clearing House or Bank Wire. You may redeem your shares via the ACH or the Federal Reserve Wire System by calling Boston Financial at 1-800-225-5270. You must sign up for the ACH or the wire feature at least 5 days before using it. Please call your investment professional or Boston Financial to verify that this feature is set up on your account. You must designate the U.S. commercial

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bank account(s) into which you want the redemption proceeds deposited. To add the ACH or the wire feature, or to change the bank account designated to receive redemption proceeds at any time prior to making a redemption request, you should send a letter of instruction, including a medallion signature guarantee and a blank voided check, to Boston Financial Data Services, Inc. P.O. Box 8300, Boston, Massachusetts 02266-8300. A $10 fee will be charged on each redemption of shares via the Federal Reserve Wire System.

Redemption Prices and Proceeds. The redemption price of your Fund shares will be at the NAV calculated after your order is received in proper form. Termination requests must be received by 4:00 p.m. Eastern Time to receive that day's NAV. You will receive proceeds by check made payable as the account is registered and mailed to the address of record. Ordinarily, you will be sent the proceeds within seven calendar days from the time Boston Financial accepts your termination request. However, Boston Financial will not mail redemption proceeds until checks received for the shares purchased have cleared (which may take up to 7 calendar days). The right of redemption of shares of the Fund may be suspended at times when the New York Stock Exchange is closed or if the SEC has determined that certain other emergencies exist. If the right of redemption of shares is suspended, Fund shares may not be redeemed, and therefore, cash withdrawals may not be made.

15.  Completed Plans and Exchanges

Once you have completed your Plan, you may elect to hold shares of the Fund directly by instructing the Custodian to deliver any or all of the Fund shares that have accumulated in your Plan, properly registered in your name, to the transfer agent of the Fund. To transfer your shares to the Fund, you will need to complete a Fidelity fund application. An annual fee of $12 will be charged if you have completed your Plan but elected not to hold shares of the Fund directly.

Fund shares held by you directly may be exchanged at NAV for Class A shares of any of the Fidelity funds that offer Advisor classes of shares or for Daily Money Class shares of a Fidelity fund that offers Daily Money Class shares, subject to minimum initial investment requirements. FMR is the investment adviser of Fidelity funds. For more information, see "Exchanging Shares" on page P-10 of the Fund's prospectus.

Exchanges between Destiny Plans I: N and Destiny Plans II: N (offered by means of a separate prospectus) are not permitted, nor may exchanges be made between these Plans and Destiny Plans I: O or Destiny Plans II: O offered by means of separate prospectuses. Shares of any class of the Fund held by any Destiny Plans may not be exchanged for shares of any class of Fidelity Advisor Capital Development Fund, nor may shares of any class of Fidelity Advisor Capital Development Fund held by any Destiny Plans be exchanged for shares of the Fund.

16.  Plan Reinstatement

You may reinstate a terminated Plan without any Creation and Sales Charges on the reinstated amount during the original term of your former Plan under the same account registration as your terminated Plan. You must make your reinstatement within 90 days after the date you terminated your former Plan. You need not reinstate all of the proceeds which you received upon termination, but you must reinstate at least 10% of the gross proceeds from the termination of your Plan. When you reinstate your Plan, it will be the same type of Plan, and invest in the same class of Fund shares, as your terminated Plan, at the NAV of that class next determined after your reinstatement request is accepted in good order by Boston Financial.

You may terminate tax-advantaged retirement Plan accounts and rollover (reinstate) the assets into another tax-advantaged retirement account without any sales charge as often as you wish subject to regulatory limitations as long as the only difference in the account registration of the Plan account is the name of the type of tax-advantaged retirement account. You may wish to consult with a tax adviser before terminating a tax-advantaged retirement account.

If you terminated your Plan and redeemed your shares under the Cancellation and Refund Rights described on page 16, you may not reinstate the proceeds from such a cancellation or refund at NAV until all refunded Creation and Sales Charges that were refunded in the cancellation have been deducted from the amount being replaced. The plan reinstatement privilege is separate from the partial redemption privilege described on page 14.

When you reinstate your Plan, your Plan will resume at the same monthly investment number that would have been due if you had not terminated your Plan. Your reinstated Plan will be credited for all monthly investments made to your terminated Plan. The total number of monthly investments to be made on your Plan will remain the same.

The Sponsor may, from time to time, extend the plan reinstatement privilege beyond the 90-day period on the terms described above. The extended reinstatement period will not be available unless the Sponsor has specified a time period during which the 90-day reinstatement period has been extended.

You should recognize that if you terminate your Plan you may realize a gain or loss for federal income tax purposes, but if you reinvest some or all of the proceeds in your Destiny Plan within 30 days of that termination date, you may not recognize a loss for federal income tax purposes.

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17.  Taxes

For tax purposes, you will be treated as directly owning Fund shares. The Fidelity Destiny Portfolios prospectus more fully describes how the dividends and distributions that are paid to you or reinvested for you may be taxable to you. You bear the responsibility for any taxes payable with respect to any of the profits realized on sales or transfers by the Custodian or Sponsor of Fund shares or other property credited to your account in accordance with the provisions of your Plan and for any taxes levied or assessed with respect to Fund shares or the income from Fund shares. For more information, see "Tax Consequences" on page P-11 of the Fund's prospectus.

The cost basis of your shares is the amount you paid for those shares, including the Creation and Sales Charges and the cost of any reinvested distributions. If you own a Fidelity Destiny IRA and itemize your deductions, you may be able to claim a miscellaneous itemized deduction for any administrative or trustee fees incurred in connection with that IRA if those fees are billed separately or paid separately.

18.  Termination of Your Plan by the Sponsor or Custodian

Although a Plan may call for regular investments over a 10 year or 15 year period, neither the Sponsor nor the Custodian can terminate your Plan until 360 investments have been made unless the Plan is in default or unless shares of the Fund are not obtainable and a substitution is not made. See "Substitution of the Underlying Investment" on page 19. Normally, a Plan is in default if no investments have been made for six consecutive months. However, under the current policy, a Plan is not in default if one investment has been made during each six-month period of the calendar year. Although the Sponsor does not currently intend to do so, the Sponsor reserves the right to change the current default policy in the future. The default period will not start until you have been given full credit for the amount of any advance investments you have made.

After 360 investments, or if other events justify termination, the Sponsor or the Custodian may terminate your Plan with 60 days written notice by mailing you notice of termination at the address shown on your Plan account registration. The notice will request that you choose to have the Plan distributed either in cash or in Fund shares (together with the cash value of any fractional shares) after deduction for all authorized charges, fees and expenses. Upon termination, the Custodian, acting as your agent, may surrender for liquidation either all of the Fund shares credited to your Plan or sufficient Fund shares to pay all authorized deductions and leave no fractional shares. The Fund shares and any cash remaining after paying all authorized deductions will be held by the Custodian for delivery to you.

No interest will be paid by the Custodian on any cash balances. If you do not respond within 60 days after the notice of termination is mailed to you, the Custodian, at its discretion, may at any time thereafter fully discharge its obligations by mailing a check for the liquidated value of the Fund shares to you. You will then have no further rights under the Plan except that if the check is returned to the Custodian undelivered, the Custodian will continue to hold these assets for your benefit, subject only to any applicable escheatment laws. The Custodian has no obligation to pay interest on or to reinvest checks returned to it.

18

SUBSTITUTION OF THE UNDERLYING INVESTMENT

The Sponsor may substitute the shares of another investment medium as the underlying investment if it deems the substitution to be in the best interest of Planholders. The substituted shares shall be generally comparable in character and quality to the present Fund shares, and shall be registered with the SEC under the Securities Act of 1933. Before any substitution can be effected, the Sponsor must:

(a)  obtain an order from the SEC approving the substitution;

(b)  give written notice of the proposed substitution to the Custodian;

(c)  give a written notice of the proposed substitution to each Planholder that includes a reasonable description of the new fund shares, with the advice that, unless the Plan is surrendered within 30 days of the date of the mailing of the notice, you will be considered to have consented to the substitution and to have agreed to bear the pro rata share of expenses and taxes in connection with it; and

(d)  provide the Custodian with a signed certificate stating that proper notice under these provisions has been given to each Planholder.

If your Plan is not surrendered within 30 days from the date the notice was sent to you, the Custodian shall purchase the new shares for your Plan with any dividends or distributions which may be reinvested for your Plan. If the new shares are also to be substituted for the shares your Plan already holds, the Sponsor must arrange to have the Custodian furnished, without payment of a sales charge or fees of any kind, with new shares having an aggregate value equal to the value of the shares for which they are to be exchanged.

If Fund shares are not available for purchase for a period of 120 days or longer, and the Sponsor fails to substitute other shares, the Custodian may, but is not required to, either select another underlying investment or terminate the Plan. If the Custodian selects a substitute investment, it shall first obtain an order from the SEC approving the substitution, as specified above, and then shall notify each Planholder. If, within 30 days after mailing the required notice to you, you give your written approval of the substitution and agree to bear the pro rata share of actual expenses, including tax liability sustained by the Custodian, the Custodian may thereafter purchase the substituted shares. Your failure to give written approval of the substitution within the 30-day period shall give the Custodian the authority to terminate your Plan.

GENERAL

The terms of the Plan are set out in a Custodian Agreement, which is governed by the laws of the Commonwealth of Massachusetts. The Plan is a unit investment trust under the Investment Company Act of 1940 ("1940 Act"), and is registered with the SEC. Registration with the SEC does not imply supervision of management or investment practices or policies by the SEC. No Plan certificates are available. New Fidelity Systematic Investment Plans are no longer offered for sale.

In addition to the Plan described in this prospectus, there are currently three other series of Fidelity Systematic Investment Plans: Destiny Plans II: N (together with the Plan, the "N Plans"), Destiny Plans I: O and Destiny Plans II: O (together, the "O Plans"). A copy of separate prospectuses describing the three Plans in detail is available from your investment professional or from Fidelity Distributors Corporation. The O Plans have been closed to new investors since December 15, 1999. The N Plans have been closed to new investors since October 27, 2006.

The organization, management and investment policies of Fidelity Destiny Portfolios are fully described in the Fund's prospectus beginning on page P-1. Generally, shares of the Fund are purchased at the next NAV calculated after your investment is received in good order by the Custodian. Dividends and distributions received on Fund shares will be reinvested by the Custodian, after making authorized deductions, in additional shares of the Fund at the then-current NAV unless otherwise directed by the Sponsor or unless you direct Boston Financial to remit them to you in cash.

Commissions ranging from 41.7% to 92.4% of the total Creation and Sales Charges will be paid to authorized investment broker-dealer firms and mutual fund dealers that are members of FINRA and have executed a Destiny Selling Dealer Agreement with the Sponsor. From time to time the Sponsor may increase the commissions paid to broker-dealer firms to 100%. 12b-1 fees may also be paid to these broker-dealers. These broker-dealers are independent contractors. Nothing in this prospectus or in other literature or confirmations issued by the Sponsor, the Custodian or Boston Financial including the words "representative" or "commission," makes any broker-dealer a partner, employee or agent of the Sponsor, the Custodian or Boston Financial. Neither the Sponsor, the Custodian nor Boston Financial shall be liable for any acts or obligations of any dealer or investment broker.

19

THE CUSTODIAN

State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, is the Custodian for the Plan under a Custodian Agreement with the Sponsor and maintains custody of the Plan. Plan services are provided by the Custodian or its affiliated bookkeeping and administrative service agent, Boston Financial Data Services, Inc. (Boston Financial). Acting as your agent, the Custodian assumes the responsibility for the many administrative details of your Plan.

All correspondence should be directed to Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300 or your financial representative.

The Custodian has delegated certain administrative functions to Boston Financial, an affiliate of the Custodian. Under the delegation arrangement, the Custodian pays to Boston Financial all or a portion of the fees and charges made in the course of performing the administrative functions. Boston Financial mails to each Planholder a receipt for each investment, a statement of the number of shares held in the Plan, notices, including distribution notices and tax statements, reports to shareholders, prospectuses and proxy material.

You send your monthly Plan investments to Boston Financial. After making authorized deductions, Boston Financial applies the money to the purchase of Fund shares. Investments in the Plan purchase shares of Class A of the Fund. The Custodian holds these Fund shares in its custody, receiving dividends and distributions that, at your option, may be remitted either to you or reinvested in additional Fund shares.

The Custodian causes periodic audits to be taken of the records it maintains relating to the Plan, unless those audits are arranged for by the Sponsor, and prepares certain other reports required by law.

The Custodian has assumed only those obligations specifically imposed on it under the Custodian Agreement with the Sponsor. These obligations do not include the duties of investment ordinarily imposed upon a trustee. The Custodian has no responsibility for the choice of the underlying investment, for the investment policies and practices of the manager of the Fund or for the acts or omissions of the Sponsor.

The Custodian Agreement cannot be amended to adversely affect your rights and privileges without your written consent, nor may the Custodian resign unless a successor has been designated and has accepted the Custodianship. That successor must be a bank or trust company that has capital, surplus and undivided profits totaling at least $2,000,000. The Custodian may be changed without notice to you or your approval. The Custodian may terminate its obligation to accept new Plans for custodianship if the Sponsor fails to perform certain activities it is required to perform under the Custodian Agreement or if the Custodian terminates its custodianship on 90 days' notice after the third year of the term of the Custodian Agreement, or on 30 days' notice after the expiration of any further two-year period.

THE SPONSOR

Fidelity Distributors Corporation (Distributors or Sponsor), 100 Salem Street, Smithfield, Rhode Island 02917, is a Massachusetts corporation organized on July 18, 1960. It is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of FINRA. The Sponsor's Directors and Executive Officers are listed below:

Scott Couto, Director and President (2011 - present), is Director and President of Fidelity Investments Institutional Services Company, Inc.

Lynne Goldman, Director (2015 - present), is Director of Fidelity Investments Institutional Services Company, Inc.

Michael Lyons, Chief Financial Officer (2014 - present), is Chief Financial Officer of Fidelity Investments Institutional Services Company, Inc.

Robert F. Bachman, Executive Vice President (2015 - present).

Steven F. Schiffman, Treasurer (2010 - present), is Treasurer of FMR LLC and Treasurer of Fidelity Investments Institutional Services Company, Inc.

Eric C. Green, Assistant Treasurer (2016 - present) is Executive Vice President, Tax of FMR LLC and Assistant Treasurer of Fidelity Investments Institutional Services Company, Inc. and FMR LLC.

Peter D. Stahl, Secretary (2013 - present), is Secretary of FMR LLC and Assistant Secretary of Fidelity Investments Institutional Services Company, Inc.

20

Natalie Kavanaugh, Chief Legal Officer (2010 - present).

Brian C. McLain, Assistant Secretary (2013 - present).

Jason J. Linde, Chief Compliance Officer (2016 - present), is Chief Compliance Officer of Fidelity Investments Institutional Services Company, Inc.

During the twelve months ended September 30, 2016, the officers of the Sponsor received no compensation from the Sponsor for their services to the Sponsor. All officers and employees of the Sponsor are currently covered by a broker's blanket bond in the amount of $100,000,000.

The Sponsor is an affiliate of FMR, both of which are wholly-owned subsidiaries of FMR LLC. The Sponsor is principal underwriter for other Fidelity funds whose shares are offered for sale to the public and is sponsor for other unit investment trusts for accumulation of shares of certain other Fidelity funds. FMR is adviser to the funds in the Fidelity family of funds.

The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Abigail P. Johnson family, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

Ms. Abigail P. Johnson is Trustee and Chairman of the Board of Trustees of certain investment companies advised by FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc., and Strategic Advisers, Inc. Ms. Johnson serves as President (2013 - present) and Chief Executive Officer (2014 - present) of FMR LLC, President of Fidelity Financial Services (2012 - present) and President of Personal, Workplace and Institutional Services (2005 - present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011 - present), Chairman and Director of FMR (2011 - present), and the Vice Chairman and Director (2007 - present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001 - 2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001 - 2005), Senior Vice President of the Fidelity funds (2001 - 2005), and managed a number of Fidelity funds.

21

ILLUSTRATIONS OF HYPOTHETICAL DESTINY PLANS I: N

DESTINY PLANS I: N
ILLUSTRATION OF A HYPOTHETICAL 15 YEAR ($50 MONTHLY) PLAN

The table below assumes an initial investment of $50 and subsequent investments of $50 per month in a 15 year Plan with income, dividends and capital gain distributions reinvested in additional shares. The illustration includes the effect of expenses paid by Class A. No adjustments have been made for any income taxes payable by investors on capital gain distributions and dividends reinvested. The table covers the period from October 2001 through September 2016, with all investments made at the end of each month.

This period was one of widely fluctuating common stock prices. The results shown are based on historical performance and should not be considered a representation of the investment results you would obtain if you started a new Plan today. Your Plan does not assure a profit or protect against a loss. When you sell your shares they may be worth more or less than you paid for them.

Investment No.	Fiscal Year Ended		Cumulative Investments	Creation and Sales Charges(A)	Net Investment	Total Value of Plan(B)
1 - 12	Sept-02		$600.00	$300.00	$300.00	$240.25
13 - 24	Sept-03		1,200.00	0.00	900.00	932.15
25 - 36	Sept-04		1,800.00	0.00	1,500.00	1,585.90
37 - 48	Sept-05		2,400.00	0.00	2,100.00	2,457.33
49 - 60	Sept-06		3,000.00	0.00	2,700.00	3,319.07
61 - 72	Sept-07		3,600.00	0.00	3,300.00	4,571.33
73 - 84	Sept-08		4,200.00	0.00	3,900.00	3,665.77
85 - 96	Sept-09		4,800.00	0.00	4,500.00	4,593.28
97 - 108	Sept-10		5,400.00	0.00	5,100.00	5,722.30
109 - 120	Sept-11		6,000.00	0.00	5,700.00	6,217.70
121 - 132	Sept-12		6,600.00	0.00	6,300.00	8,932.38
133 - 144	Sept-13		7,200.00	0.00	6,900.00	11,633.06
145 - 156	Sept-14		7,800.00	0.00	7,500.00	14,322.91
157 - 168	Sept-15		8,400.00	0.00	8,100.00	13,977.64
169 - 180	Sept-16		9,000.00	0.00	8,700.00	16,678.91
		TOTAL	$9,000.00	$300.00	$8,700.00	$16,678.91

(A)  Under the terms of this Plan out of an initial investment of $50, $25 is deducted as a sales charge from the initial investment and from each of the next 11 investments for a total charge of $300. If all 180 payments in the 15 year plan are made, total sales charges will amount to 3.33% of the total investment in the Plan.

(B)  Total Value is determined by the Fund's fiscal year-end NAV.

22

DESTINY PLANS I: N
ILLUSTRATION OF A HYPOTHETICAL 15 YEAR ($250 MONTHLY) PLAN

The table below assumes an initial investment of $250 and subsequent investments of $250 per month in a 15 year Plan with income, dividends and capital gain distributions reinvested in additional shares. The illustration includes the effect of expenses paid by Class A. No adjustments have been made for any income taxes payable by investors on capital gain distributions and dividends reinvested. The table covers the period from October 2001 through September 2016, with all investments made at the end of each month.

This period was one of widely fluctuating common stock prices. The results shown are based on historical performance and should not be considered a representation of the investment results you would obtain if you started a new Plan today. Your Plan does not assure a profit or protect against a loss. When you sell your shares they may be worth more or less than you paid for them.

Investment No.	Fiscal Year Ended		Cumulative Investments	Creation and Sales Charges(A)	Net Investment	Total Value of Plan(B)
1 - 12	Sept-02		$3,000.00	$1,500.00	$1,500.00	$1,201.27
13 - 24	Sept-03		6,000.00	0.00	4,500.00	4,660.73
25 - 36	Sept-04		9,000.00	0.00	7,500.00	7,929.50
37 - 48	Sept-05		12,000.00	0.00	10,500.00	12,286.65
49 - 60	Sept-06		15,000.00	0.00	13,500.00	16,595.36
61 - 72	Sept-07		18,000.00	0.00	16,500.00	22,856.67
73 - 84	Sept-08		21,000.00	0.00	19,500.00	18,328.85
85 - 96	Sept-09		24,000.00	0.00	22,500.00	22,966.38
97 - 108	Sept-10		27,000.00	0.00	25,500.00	28,611.52
109 - 120	Sept-11		30,000.00	0.00	28,500.00	31,088.51
121 - 132	Sept-12		33,000.00	0.00	31,500.00	44,661.90
133 - 144	Sept-13		36,000.00	0.00	34,500.00	58,165.31
145 - 156	Sept-14		39,000.00	0.00	37,500.00	71,614.57
157 - 168	Sept-15		42,000.00	0.00	40,500.00	69,888.20
169 - 180	Sept-16		45,000.00	0.00	43,500.00	83,394.53
		TOTAL	$45,000.00	$1,500.00	$43,500.00	$83,394.53

(A)  Under the terms of this Plan out of an initial investment of $250, $125 is deducted as a sales charge from the initial investment and from each of the next 11 investments for a total charge of $1,500. If all 180 payments in the 15 year plan are made, total sales charges will amount to 3.33% of the total investment in the Plan.

(B)  Total Value is determined by the Fund's fiscal year-end NAV.

23

DESTINY PLANS I: N
ILLUSTRATION OF A HYPOTHETICAL 10 YEAR ($50 MONTHLY) PLAN

The table below assumes an initial investment of $50 and subsequent investments of $50 per month in a 10 year Plan with income, dividends and capital gain distributions reinvested in additional shares. The illustration includes the effect of expenses paid by Class A. No adjustments have been made for any income taxes payable by investors on capital gain distributions and dividends reinvested. The table covers the period from October 2006 through September 2016, with all investments made at the end of each month.

This period was one of widely fluctuating common stock prices. The results shown are based on historical performance and should not be considered a representation of the investment results you would obtain if you started a new Plan today. Your Plan does not assure a profit or protect against a loss. When you sell your shares they may be worth more or less than you paid for them.

Investment No.	Fiscal Year Ended		Cumulative Investments	Annual Sales Charges(A)	Net Investments	Total Value of Plan(B)
1 - 12	Sept-07		$600.00	$300.00	$300.00	$323.22
13 - 24	Sept-08		1,200.00	0.00	900.00	709.88
25 - 36	Sept-09		1,800.00	0.00	1,500.00	1,531.17
37 - 48	Sept-10		2,400.00	0.00	2,100.00	2,332.47
49 - 60	Sept-11		3,000.00	0.00	2,700.00	2,849.03
61 - 72	Sept-12		3,600.00	0.00	3,300.00	4,450.14
73 - 84	Sept-13		4,200.00	0.00	3,900.00	6,132.00
85 - 96	Sept-14		4,800.00	0.00	4,500.00	7,847.59
97 - 108	Sept-15		5,400.00	0.00	5,100.00	7,906.78
109 - 120	Sept-16		6,000.00	0.00	5,700.00	9,716.03
		TOTAL	$6,000.00	$300.00	$5,700.00	$9,716.03

(A)  Under the terms of this Plan out of an initial investment of $50, $25 is deducted as a sales charge from the initial investment and from each of the next 11 investments for a total charge of $300. If all 120 payments in the 10 year plan are made, total sales charges will amount to 5.00% of the total investment in the Plan.

(B)  Total Value is determined by the Fund's fiscal year-end NAV.

24

DESTINY PLANS I: N
ILLUSTRATION OF A HYPOTHETICAL 10 YEAR ($250 MONTHLY) PLAN

The table below assumes an initial investment of $250 and subsequent investments of $250 per month in a 10 year Plan with income, dividends and capital gain distributions reinvested in additional shares. The illustration includes the effect of expenses paid by Class A. No adjustments have been made for any income taxes payable by investors on capital gain distributions and dividends reinvested. The table covers the period from October 2006 through September 2016, with all investments made at the end of each month.

This period was one of widely fluctuating common stock prices. The results shown are based on historical performance and should not be considered a representation of the investment results you would obtain if you started a new Plan today. Your Plan does not assure a profit or protect against a loss. When you sell your shares they may be worth more or less than you paid for them.

Investment No.	Fiscal Year Ended		Cumulative Investments	Annual Sales Charges(A)	Net Investments	Total Value of Plan(B)
1 - 12	Sept-07		$3,000.00	$1,500.00	$1,500.00	$1,616.08
13 - 24	Sept-08		6,000.00	0.00	4,500.00	3,549.41
25 - 36	Sept-09		9,000.00	0.00	7,500.00	7,655.87
37 - 48	Sept-10		12,000.00	0.00	10,500.00	11,662.34
49 - 60	Sept-11		15,000.00	0.00	13,500.00	14,245.13
61 - 72	Sept-12		18,000.00	0.00	16,500.00	22,250.72
73 - 84	Sept-13		21,000.00	0.00	19,500.00	30,660.01
85 - 96	Sept-14		24,000.00	0.00	22,500.00	39,237.96
97 - 108	Sept-15		27,000.00	0.00	25,500.00	39,533.91
109 - 120	Sept-16		30,000.00	0.00	28,500.00	48,580.13
		TOTAL	$30,000.00	$1,500.00	$28,500.00	$48,580.13

(A)  Under the terms of this Plan out of an initial investment of $250, $125 is deducted as a sales charge from the initial investment and from each of the next 11 investments for a total charge of $1,500. If all 120 payments in the 10 year plan are made, total sales charges will amount to 5.00% of the total investment in the Plan.

(B)  Total Value is determined by the Fund's fiscal year-end NAV.

25

GLOSSARY

Completed Plan: A Plan is complete once the Face Amount of the Plan has been invested.

Contractual Plan: A type of capital accumulation plan in which the investor makes a firm commitment to invest a specific amount of money in a fund during a specified time period.

Current Plan: A plan in which there are at least as many investments recorded as there are months elapsed since establishment of the plan. A Completed Plan that has not been redeemed is a Current Plan. Tax-advantaged retirement plans are Current Plans.

Dollar-Cost Averaging: A system of buying fixed dollar amounts of securities at regular intervals, regardless of the price of the shares. This method may result in an average cost that is lower than the average price at which the securities were purchased because an investment of a fixed dollar amount buys more shares when the share price is low and fewer shares when the share price is high.

Face Amount: The total dollar amount of investments needed to complete a particular plan. For example, a $300 per month, 15 year plan would have a Face Amount of $54,000.

Face Change: Increasing or decreasing the dollar amount needed to complete a particular plan is known as a Face Change.

Mutual Fund: An investment company that pools capital from shareholders and invests in stocks, bonds, options, or other securities. Mutual funds offer investors the advantages of diversification and professional management.

Rights of Accumulation: The right to reduce the Creation and Sales Charges paid on two or more Plans based on the total Face Amount of the Plans.

Systematic Investment Plan or Periodic Payment Plan: An investment program in which an investor invests a specified amount of money in a fund at regular intervals. A Contractual Plan is a special type of systematic investment plan.

Unit Investment Trust (UIT): An investment company that has its own portfolio of securities in which it invests. It sells interests in this portfolio in the form of redeemable securities. Unit investment trusts are organized under a trust indenture or custodian agreement, not a corporate charter.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors of Fidelity Distributors Corporation and Planholders under Fidelity Systematic Investment Plans: Destiny Plans I: N:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Systematic Investment Plans: Destiny Plans I: N (the "Plan") at September 30, 2016, the results of its operations and the changes in its net assets for each of the three years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the transfer agent of the underlying Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 22, 2016

27

Fidelity Systematic Investment Plans: Destiny Plans I: N
Financial Statements

Statement of Assets and Liabilities
September 30, 2016

Assets:
Securities of investment company:
5,335,350 Class A shares of Fidelity Advisor Diversified Stock Fund held for investors, valued at net asset value of $21.72 per share (Note 1) (average cost $80,928,516)		$115,883,836
Cash		875
Receivable for Class A Fidelity Advisor Diversified Stock Fund shares sold		27,300
Total assets		$115,912,011
Liabilities:
Payable for Class A Fidelity Advisor Diversified Stock Fund shares purchased	$875
Payable to Planholders for Class A Fidelity Advisor Diversified Stock Fund shares sold	27,300
Payable to custodian, sponsor and broker/dealer (Note 4)	68,955
Total liabilities		97,130
Net Assets (Note 2) (equivalent to $21.71 per share)		$115,814,881

Statements of Operations

	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Investment Income:
Distributions received on Class A shares of Fidelity Advisor Diversified Stock Fund from net investment income	$1,467,929	$1,205,374	$1,125,703
Expenses (Note 4):
Account fees	99,440	104,893	110,665
Net investment income(loss)	1,368,489	1,100,481	1,015,038
Realized and Unrealized Gain/(Loss) on Investments:
Complete and partial investment liquidations:
Proceeds received	9,099,557	12,040,497	14,309,209
Cost of Class A shares of Fidelity Advisor Diversified Stock Fund	(6,811,770)	(7,701,709)	(8,505,276)
Net realized gain/(loss) on investment liquidations	2,287,787	4,338,788	5,803,933
Net change in unrealized appreciation (depreciation)	4,378,640	(22,103,042)	11,996,449
Net realized and unrealized gain/(loss) on investments	6,666,427	(17,764,254)	17,800,382
Distributions received on Class A shares of Fidelity Advisor Diversified Stock Fund from net realized gains on investments	6,980,363	9,747,156	329,080
Net increase/(decrease) in net assets resulting from operations	$15,015,279	$(6,916,617)	$19,144,500

The accompanying notes are an integral part of the financial statements.

28

Destiny Plans I: N - Financial Statements - continued

Statements of Changes in Net Assets Invested in Class A Shares of Fidelity Advisor Diversified Stock Fund

	Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014
	Amount	Shares	Amount	Shares	Amount	Shares
Net assets at beginning of period	$106,127,658	5,165,327	$120,850,024	5,013,452	$111,116,413	5,361,355
Additions during period:
From investor payments	3,739,697		4,207,376		4,841,643
Less: Creation and Sales Charges (Note 4)	(2,655)		(1,523)		(692)
Balance invested in Class A shares of Fidelity Advisor Diversified Stock Fund	3,737,042	186,121	4,205,853	183,534	4,840,951	213,241
Net investment income/(loss)	1,368,489		1,100,481		1,015,038
Distributions received on Class A shares of Fidelity Advisor Diversified Stock Fund from net realized gains on investments	6,980,363		9,747,156		329,080
Less: Cash distributions to investors	(27,669)		(27,929)		(3,287)
Balance reinvested/(divested) in Class A shares of Fidelity Advisor Diversified Stock Fund	8,321,183	432,982	10,819,708	494,400	1,340,831	63,677
Net realized gain/(loss) on investment liquidations	2,287,787		4,338,788		5,803,933
Net change in unrealized appreciation (depreciation)	4,378,640		(22,103,042)		11,996,449
Total	124,852,310	5,784,430	118,111,331	5,691,386	135,098,577	5,638,273
Deductions during period:
Redemptions and cancellations of Class A shares of Fidelity Advisor Diversified Stock Fund paid to investors	(9,037,429)	(449,080)	(11,983,673)	(526,059)	(14,248,553)	(624,821)
Net assets at end of period	$115,814,881	5,335,350	$106,127,658	5,165,327	$120,850,024	5,013,452

Destiny Plans I: N - Financial Highlights

	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Selected Per-Share Data (Note 1)
Net asset value, beginning of period	$20.55	$24.11	$20.73	$17.17	$13.06
Income (loss) from Investment Operations:
Net investment income (loss)A	0.25	0.21	0.20	0.23	0.13
Net realized and unrealized gain (loss)	2.56	(1.56)	3.45	3.60	4.16
Total from Investment Operations	2.81	(1.35)	3.65	3.83	4.29
Less Distributions from:
Net investment income	(0.29)	(0.24)	(0.21)	(0.24)	(0.15)
Net realized gains	(1.36)	(1.97)	(0.06)	(0.03)	(0.03)
Total Distributions	(1.65)	(2.21)	(0.27)	(0.27)	(0.18)
Net asset value, end of period	$21.71	$20.55	$24.11	$20.73	$17.17
Total Return	14.64%	(6.21)%	17.78%	22.68%	33.08%
Ratios to Average Net Assets
ExpensesB	0.09%	0.09%	0.09%	0.11%	0.13%
Net investment income (loss)	1.25%	0.91%	0.85%	1.22%	0.85%

A  Calculated based on average shares outstanding during the period.

B  Expenses of the underlying Fund are not included in the Plan's expense ratio.

The accompanying notes are an integral part of the financial statements.

29

Notes to Financial Statements

1. Significant Accounting Policies: The Plan is a unit investment trust registered under the Investment Company Act of 1940, as amended, with the Securities and Exchange Commission, investing only in the Class A shares of Fidelity Advisor Diversified Stock Fund (the "Fund"). Accordingly, the financial statements of the Fund, not included in this report, should be read in conjunction with the Plan's financial statements. The semi-annual and annual financial statements of the Fund are distributed to Planholders. Destiny Plans I: N is for the accumulation of Class A shares of the Fund. Destiny Plans I: N was closed to new investors on October 27, 2006.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for unit investment trusts which permit management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. These financial statements present an aggregate view of the individual Planholders' results of operations and financial position and accordingly, the reported net asset value per share and selected financial highlights may differ significantly from the Planholders' actual results due primarily to the timing of entry into the Plan and the varying face amounts of the Planholders' certificates. Events or transactions occurring after period end through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Plan:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Plan categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels shown below.

Level 1 - Quoted prices in active markets for identical investments

Level 2 - Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - Unobservable inputs (including the Plan's own assumptions based on the best information available)

Valuation techniques used to value the Plan's investments by major category are as follows. Investments in the underlying Fund are valued at its closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Expenses. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal Income Taxes. No provisions are made for federal income taxes. All income dividends and capital gain distributions received by Planholders are treated as if received directly from the underlying Fund. A Planholder will not realize any gain or loss upon withdrawal from the Plan when transferring to an account for direct ownership of the underlying Fund shares. Any liquidation by a Planholder of the Plan will be treated as if the underlying Fund shares were sold.

The Plan is subject to the provisions of ASC 740 Income Taxes. ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. ASC 740 does not result in any unrecognized tax benefits in the accompanying financial statements.

Transaction Dates. Fund share transactions are recorded on the trade date. Dividend income and capital gain distributions are recorded on the ex-dividend date.

Cost Method. The investment in Class A shares of the Fund at cost is based on average cost.

30

Notes to Financial Statements - continued

2. Plan Assets

Destiny Plans I: N assets consisted of the following at September 30, 2016:

Systematic Investment Plans
Net payments received from investors on outstanding Plans	$62,687,280
Deduct:
Creation and Sales Charges	(2,672,314)
Net payments invested in Class A shares of Fidelity Advisor Diversified Stock Fund	60,014,966
Add:
Distributions from net investment income reinvested	5,649,052
Distributions from realized gains reinvested	15,264,498
Unrealized appreciation/(depreciation) in Class A shares of Fidelity Advisor Diversified Stock Fund held at September 30, 2016	34,955,320
Deduct:
Fees payable	(68,955)
Net assets	$115,814,881

3. Investment Transactions

Purchases and sales of investments for the year ended September 30, 2016 were $12,120,476 and $7,041,867, respectively.

4. Expenses, Deductions and Transactions with Affiliates:

Creation and Sales Charges

The Sponsor received Creation and Sales Charges from investments into the Plans. A portion of these sales charges are reallowed to financial intermediaries. Fidelity Distributors Corporation retained approximately $0, $0 and $0, as its portion of the Creation and Sales Charges on sales of Destiny Plans I: N during the years ended September 30, 2016, 2015, and 2014, respectively.

Creation and Sales Charges are also assessed on any changes in the face amount of a Plan. These Creation and Sales Charges may be paid by liquidating shares of the Plan and are included within the redemption proceeds reflected within the financial statements. For the years ended September 30, 2016, 2015, and 2014, the charges were $0, $0 and $0, for Destiny Plans I: N, respectively.

Account Fees

The Plan was charged additional account fees for certain services provided by the Custodian as described below. The Custodian deducts these fees from the Planholder's account. The fees may be paid out of principal from the proceeds of the sale of Fund shares in the Planholder's account. With respect to the Completed Plan Fee and the Inactive Account Fee, the fees are paid first from dividends and distributions.

Completed Plan and Inactive Account Fees: An annual fee of $12 is charged if Planholders completed their Plan but did not elect to hold Class A shares of the Fund directly or did not complete their Plan and the Plan is not current. For the years ended September 30, 2016, 2015, and 2014, account fees of $50,348, $51,747, and $53,197, were charged to Planholders of Destiny Plans I: N, respectively.

Fidelity Destiny IRA Maintenance Fee: If a Planholder has a Fidelity Destiny IRA, the Planholder is charged an annual $10 maintenance fee. For the years ended September 30, 2016, 2015, and 2014, account fees of $49,092, $53,146, and $57,468, were charged to Planholders of Destiny Plans I: N, respectively.

Fund Transactions

As more fully described in the financial statements of the underlying Fund, affiliates of the Sponsor earn fees for services provided to the Fund.

31

Notes to Financial Statements - continued

5. Other Matters

Effective October 27, 2006, the Military Personnel Financial Services Protection Act (the "Act") prohibits the issuance or sale of new periodic payment plans, such as the Destiny Plans. The Act does not alter, invalidate, or otherwise affect any rights or obligations, including rights of redemption, of existing Planholders.

The Plan does not invest in Fidelity Advisor Diversified Stock Fund for the purpose of exercising management or control; however, investments by the Plan within its principal investment strategies may represent a significant portion of Fidelity Advisor Diversified Stock Fund's net assets. For the year ended September 30, 2016, the Plan was the owner of record of 6% of the total net assets of Fidelity Advisor Diversified Stock Fund.

32

FIDELITY DISTRIBUTORS CORPORATION
(SEC I.D.No. 8-08775)

STATEMENT OF FINANCIAL CONDITION
AS OF DECEMBER 31, 2015
AND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

*******

Filed pursuant to Rule 17a-5(e)(3)
under the Securities Exchange Act of 1934
as a PUBLIC DOCUMENT.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Management of Fidelity Distributors Corporation:

In our opinion, the accompanying statement of financial condition presents fairly, in all material respects, the financial position of Fidelity Distributors Corporation (the "Company") at December 31, 2015 in conformity with accounting principles generally accepted in the United States of America. This Statement of Financial Condition is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

February 26, 2016

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017
T: (646) 471 3000, F: (646) 471 8320, www.pwc.com/us

34

FIDELITY DISTRIBUTORS CORPORATION

STATEMENT OF FINANCIAL CONDITION
AS OF DECEMBER 31, 2015
(Dollars in thousands, except share data)

ASSETS
Cash	$296
Securities owned - at fair value	107,948
Receivables:
Brokers and dealers	174,240
Mutual funds	462,208
Total receivables	636,448
Deferred dealer concessions, net	11,535
Other assets	252
Total assets	$756,479
LIABILITIES
Payables:
Brokers and dealers	$503,840
Mutual funds	174,223
Total liabilities	678,063
COMMITMENTS AND CONTINGENCIES
STOCKHOLDER'S EQUITY
Preferred stock, 5% non cumulative, $100 par value; authorized 5,000 shares; 4,750 shares issued and outstanding	475
Common stock, $1 par value; authorized 1,000,000 shares; 1,061 shares issued and outstanding	1
Additional paid-in capital	93,500
Retained earnings	80,949
Total stockholder's equity	174,925
Less: Net receivable from Parent	(96,509)
Total stockholder's equity, net	78,416
Total liabilities and stockholder's equity, net	$756,479

The accompanying notes are an integral part of the statement of financial condition.
35

FIDELITY DISTRIBUTORS CORPORATION

NOTES TO STATEMENT OF FINANCIAL CONDITION
(Dollars in thousands)

1.  Organization:

Fidelity Distributors Corporation (the "Company") is a registered broker-dealer with the Securities and Exchange Commission and a member of the Financial Industry Regulatory Authority. The Company is a wholly owned subsidiary of FMR LLC (the "Parent"). The Company is the principal underwriter and distributor of the Fidelity mutual funds. The Fidelity mutual funds are managed by Fidelity Management & Research Company ("FMR Co."), a wholly owned subsidiary of FMR LLC, and other affiliated companies. FMR Co. is a registered investment advisor under the Securities and Exchange Commission Investment Advisers Act of 1940. The Company is also the sponsor of the Fidelity Destiny Plans.

The Company generates all of its marketing and distribution services revenue by providing services to FMR Co. and other affiliated companies. Fees for such services are based on costs incurred plus a mark-up as agreed upon between the parties. The Company also earns marketing and distribution services revenue based on a percentage of the average daily net assets of the funds managed by affiliated companies. The Company's mutual fund distribution fees are generated from Fidelity mutual funds. This revenue is also based on a percentage of the average net assets in those funds. As a result, the Company's revenues may fluctuate based on the performance of financial markets.

2.  Summary of Significant Accounting Policies:

Basis of Presentation and Use of Estimates

The preparation of the statement of financial condition in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, including fair value measurements, and the disclosure of contingent assets and liabilities. Actual results could differ from the estimates included in the statement of financial condition.

Cash

For the purposes of reporting cash flows and amounts in the statement of financial condition, the Company defines cash as cash on hand, demand deposits, and time deposits with original maturities less than 60 days. The Company's policy is to invest excess cash into money market funds which are classified as securities owned at fair value in the statement of financial condition.

Receivables from and Payables to Brokers and Dealers and Mutual Funds

Receivables from brokers and dealers and receivables from mutual funds include mutual fund purchase and redemption trades, measured at transaction value, that are unsettled at December 31, 2015. The receivables from brokers and dealers include $11,523 receivable from an affiliate. The receivables from mutual funds of $462,208 are from mutual fund companies managed by affiliates.

Payables to brokers and dealers and payables to mutual funds include mutual fund purchase and redemption trades, measured at transaction value, that are unsettled at December 31, 2015. The payables to brokers and dealers include $14,825 payable to an affiliate. The payables to mutual funds of $174,223 are to mutual fund companies managed by affiliates.

Fair Value Measurements

The Company categorizes the financial assets and liabilities carried at fair value in its statement of financial condition based upon a three-level valuation hierarchy. The hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable valuation inputs (Level 3). If the inputs used to measure a financial asset or liability cross different levels of the hierarchy, categorization is based on the lowest level input that is significant to the fair value measurement. Management's assessment of the significance of a particular input to the overall fair value measurement of a financial asset or liability requires judgment, and considers factors specific to the asset or liability. The three levels are described below:

•  Level 1 - Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets and liabilities in an active market.

•  Level 2 - Financial assets and liabilities whose values are based on quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

•  Level 3 - Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable in the market and significant to the overall fair value measurement. These inputs reflect management's judgment about the assumptions that a market participant would use in pricing the asset or liability, and are based on the best available information, some of which is internally developed.

36

FIDELITY DISTRIBUTORS CORPORATION

NOTES TO STATEMENT OF FINANCIAL CONDITION
(Dollars in thousands)

2.  Summary of Significant Accounting Policies, continued:

Financial Assets and Liabilities Not Carried at Fair Value

Certain financial assets and liabilities that are not carried at fair value in the statement of financial condition are carried at amounts that approximate fair value due to their short-term nature and generally negligible credit risk. These financial assets and liabilities are classified within Level 1 of the fair value hierarchy and include cash, receivables from brokers and dealers, receivables from mutual funds, net receivable from Parent, payables to brokers and dealers and payables to mutual funds.

Deferred Dealer Concessions

Deferred dealer concessions include sales commissions paid to financial intermediaries in connection with the sale of certain Fidelity mutual funds which are deferred and amortized on a straight-line basis, generally over a twelve month period.

As of December 31, 2015, deferred dealer concessions of $11,535 are reported net of accumulated amortization of $61,834 in the statement of financial condition.

Management evaluates deferred dealer concessions for impairment when events or changes in circumstances indicate that the respective carrying value may not be recoverable. When the carrying value of deferred dealer concessions exceeds the sum of the expected undiscounted cash flows from their use, the carrying value is reduced to fair value. The Company did not record an impairment in 2015.

Income Taxes

The Parent is subject to flow-through tax treatment under Subchapter S of the Internal Revenue Code which generally allows taxable income, deductions and credits to flow directly to its shareholders. The Company is also subject to taxation under the Subchapter S rules. The Company is not subject to any Federal income taxes.

The Company is subject to tax in certain state and local jurisdictions. The Parent allocates to the Company a direct intercompany charge equivalent to state and local taxes due on income as if it were filing a tax return on a separate return basis. Deferred income taxes are allocated to the Company by the Parent as a direct charge and arise from the differences in the timing of recognition of revenue and expense for tax and financial reporting purposes. This amount has been offset with the receivable from Parent in the statement of financial condition.

The Company applies a more-likely-than-not recognition threshold for all tax uncertainties as the Company is permitted to recognize only those tax benefits that have a greater than 50% likelihood of being sustained upon examination by the relevant taxing authorities.

3.  Securities Owned - Fair Value:

Securities owned consist of shares held in a Fidelity money market mutual fund. Securities owned are measured at fair value on a recurring basis. The fair value of securities owned is determined using published net asset values. At December 31, 2015, all of the Company's securities owned measured at fair value are classified as Level 1 within the fair value hierarchy. There were no transfers into or out of Level 1 in the fair value hierarchy during the year.

4.  Commitments and Contingencies:

In the normal course of business, the Company has been named as a defendant in several legal actions and lawsuits and is subject to regulatory inquiries. The Company reviews such matters on a case by case basis and records reserves if a loss is probable and the amount of the loss can be reasonably estimated. While the outcome of litigation is inherently uncertain, it is the opinion of management, after consultation with legal counsel, that the resolution of such actions will not have a material adverse effect on the Company's statement of financial condition.

5.  Charge Equivalent to Taxes on Income:

At December 31, 2015, the Company's net deferred tax liability was $101 and is included in the net receivable from Parent. The primary source of temporary differences which comprise the net deferred tax liability is dealer concessions.

The Company files income tax returns both as part of the Parent's U.S. federal and state income tax return filings as well as on a separate company basis. With limited exceptions, the Parent's returns that include the Company's activity are no longer subject to federal tax examinations for years before 2010 or state and local examinations for years before 2003.

37

FIDELITY DISTRIBUTORS CORPORATION

NOTES TO STATEMENT OF FINANCIAL CONDITION
(Dollars in thousands)

6.  Net Capital Requirement:

The Company is subject to the Securities and Exchange Commission's Uniform Net Capital Rule 15c3-1 (the "Rule"). The Company has elected to utilize the alternative method permitted by the Rule which requires that minimum net capital, as defined, be the greater of $250 or 2% of aggregate debit items arising from customer transactions. At December 31, 2015, the Company had net capital of $29,218 of which $28,968 was in excess of its required net capital of $250.

The Company does not carry securities accounts for customers or perform custodial functions relating to customer securities. As such, the Company claims an exemption from the Securities and Exchange Commission's Customer Protection Rule 15c3-3 under the Securities Exchange Act of 1934, pursuant to the (k)(1) provision.

7.  Transactions with Affiliated Companies:

All intercompany transactions with the Parent and affiliated companies are charged or credited through an intercompany account with the Parent and may not be the same as those which would otherwise exist or result from agreements and transactions among unaffiliated third parties. The Company generally receives credit for the collection of its receivables and is charged for the settlement of its liabilities through its intercompany account with the Parent. Under a master netting agreement with the Parent, the Company may offset assets and liabilities which will ultimately be settled by the Parent on behalf of the Company against the Company's receivable from the Parent. In accordance with the agreement, net liabilities of approximately $251 have been offset against the receivable from the Parent. The Company settles the receivable from the Parent periodically through a non-cash dividend, and as such, this receivable is presented as a component of stockholder's equity on the statement of financial condition.

8.  Concentration of Credit Risk:

The Company is engaged in various mutual fund brokerage activities in which counterparties primarily include brokers, dealers and other financial institutions. In the event counterparties do not fulfill their obligations, the Company may be exposed to risk.

9.  Subsequent Events:

The Company has performed an evaluation of events that have occurred subsequent to December 31, 2015 and through February 26, 2016 (the date of this report). There have been no material subsequent events that occurred during such period that would require disclosure in this report, or would be required to be recognized in the statement of financial condition as of December 31, 2015.

38

Fidelity® Destiny® Portfolios

Fidelity Advisor® Diversified Stock Fund
Class/Ticker

A/FDTOX

Fidelity Systematic Investment Plans: Destiny® Plans I: N (Destiny® Plan), a unit investment trust, invests in shares of Class A of the fund. Details of the Destiny® Plan, including the Creation and Sales Charges, are discussed in the prospectus for the Destiny® Plan. On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (Act), which, among other things, prohibits the issuance or sale of new periodic payment plans, such as the Destiny® Plan, effective October 27, 2006. The Act does not alter, invalidate, or otherwise affect any rights or obligations, including rights of redemption, of existing Planholders.

Prospectus

November 29, 2016

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents
Fund Summary	Fidelity Advisor® Diversified Stock Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares
Account Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund/Class:
Fidelity Advisor® Diversified Stock Fund/A

Investment Objective

The fund seeks capital growth.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund, but does not reflect the Destiny® Plan Creation and Sales Charges.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.42%
Distribution and/or Service (12b-1) fees	0.25%
Other expenses	0.17%
Acquired fund fees and expenses	0.03%
Total annual operating expenses(a)	0.87%

(a)  Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$89
3 years	$278
5 years	$482
10 years	$1,073

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing at least 80% of assets in stocks.
  Normally investing primarily in common stocks.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the Additional Index Information section of the prospectus. The information also illustrates the performance of the Destiny® Plan. Returns for the fund do not include the effect of the Destiny® Plan Creation and Sales Charges. Returns for the fund would be lower if the effect of the Destiny® Plan Creation and Sales Charges were included. The returns for the Destiny® Plan do include the effect of the Destiny® Plan Creation and Sales Charges. Past performance (before and after taxes) is not an indication of future performance.

Visit institutional.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	25.19%	June 30, 2009
Lowest Quarter Return	(27.34)%	December 31, 2008
Year-to-Date Return	10.20%	September 30, 2016

Average Annual Returns - Fund

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A
Return Before Taxes	(5.62)%	10.76%	6.17%
Return After Taxes on Distributions	(7.38)%	9.69%	5.60%
Return After Taxes on Distributions and Sale of Fund Shares	(1.78)%	8.56%	4.97%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	1.38%	12.57%	7.31%

Average Annual Returns - Plan

The returns in the following table include the effect of the Destiny® Plan Creation and Sales Charges for a $50/month, 15 year Destiny® Plan. The returns assume an initial $600 lump sum investment at the beginning of each period shown, with no subsequent Destiny® Plan investments in that year. Because the returns assume yearly lump sum investments, they do not reflect what investors would have earned if they had made only regular monthly investments over the period.

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years	Past 15 years
Destiny Plans I: N	(52.81)%	8.45%	5.63%	3.30%

Investment Adviser

Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

James Morrow (portfolio manager) has managed the fund since November 2006.

Purchase and Sale of Shares

The fund has an agreement with Fidelity Distributors Corporation (FDC) under which the fund issues shares at net asset value per share (NAV) to State Street Bank and Trust Company (State Street) as Custodian for the Destiny® Plan. Generally, State Street will hold all shares unless a Planholder elects to hold fund shares directly after completing, terminating, or partially redeeming the Destiny® Plan. The terms of the offering of the Destiny® Plan are contained in the Destiny® Plan's prospectus. A Planholder who elects to hold fund shares directly after completing, terminating, or partially redeeming a Destiny® Plan and wishes to make additional investments in Class A shares should call an investment professional or Fidelity at 1-877-208-0098 to receive the appropriate prospectus.

You may sell Class A shares through an investment professional. You may sell shares in various ways:

Phone

To reach a Fidelity representative:

Nationally (toll-free) 1-877-208-0098

In Alaska or Overseas (call collect) 1-617-330-3183

Mail

Redemptions: Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

The price to buy one share is its NAV. Shares will be bought at the NAV next calculated after an order is received in proper form.

The following discussion relates only to those investors who hold shares directly. The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for Class A shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, FDC, and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Fidelity Advisor® Diversified Stock Fund seeks capital growth.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund's assets in stocks. The Adviser normally invests the fund's assets primarily in common stocks.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

The Adviser is not constrained by any particular investment style. At any given time, the Adviser may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, the Adviser may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

Fidelity Advisor® Diversified Stock Fund seeks capital growth.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

Fidelity Advisor® Diversified Stock Fund normally invests at least 80% of its assets in stocks.

Valuing Shares

The fund is open for business each day the NYSE is open.

NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Ways to Invest

You may sell Class A shares through an investment professional. When you invest through an investment professional, the procedures for selling and exchanging Class A shares and the account features and policies may differ. Additional fees may also apply to your investment in Class A shares, including a transaction fee if you sell Class A shares through a broker or other investment professional.

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

Transactions initiated by Destiny® Plans will not count toward the fund's roundtrip limits and are exempt from the fund's excessive trade monitoring policy.

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Transactions of an adviser will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy).

A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give the Adviser sufficient information to permit the Adviser to identify the individual accounts in the wrap program.

Other Information about the Excessive Trading Policy

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

Price to Buy

The price to buy one share is its NAV. Class A shares are sold to the Destiny® Plan without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

A Planholder who elects to hold fund shares directly after completing or terminating a Destiny® Plan and wishes to make additional investments in Class A shares should call an investment professional or Fidelity at 1-877-208-0098 to receive the appropriate prospectus.

Selling Shares

The following discussion relates only to those investors who hold shares of the fund directly.

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a Class A shareholder, you have the privilege of exchanging Class A shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Fidelity® funds that offer Daily Money Class shares. The exchange privilege is available only to those investors who hold shares directly.

Through your investment professional, you may also move between certain share classes of the same fund. For more information, see the statement of additional information (SAI) or consult your investment professional.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following shareholder services are applicable only to those investors who hold shares of the fund directly.

Wire: electronic money movement through the Federal Reserve wire system

  To transfer money between a bank account and your fund account.

Automatic Transactions: periodic (automatic) transactions

  To move money to the same class of a Fidelity® fund that offers Advisor classes of shares.
  To set up periodic redemptions from your Class A account to you or to your bank checking account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semiannual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-877-208-0098. We will begin sending individual copies to you within 30 days of receiving your call.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number (TIN) is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold an amount subject to the applicable backup withholding rate from your taxable distributions and redemptions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV minus, if applicable, any short-term redemption fee, calculated on the day Fidelity closes your fund position.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in December.

Distribution Options

The following distribution options are applicable only to those investors who hold shares directly.

When you open an account, specify how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option.  Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice, you will be assigned this option.

2. Income-Earned Option.  Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option.  Any dividends and capital gain distributions will be paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions  Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on Transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2015, the Adviser had approximately $644.4 million in discretionary assets under management, and approximately $2.04 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMRC, at 245 Summer Street, Boston, Massachusetts 02210, serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of the Adviser. As of December 31, 2015, FMRC had approximately $1.1 trillion in discretionary assets under management.

FMR Investment Management (U.K.) Limited (FMR U.K.), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2015, FMR U.K. had approximately $18.6 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR U.K. is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2015, FMR H.K. had approximately $11.1 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

James Morrow is portfolio manager of the fund, which he has managed since November 2006. He also manages other funds. Since joining Fidelity Investments in 1999, Mr. Morrow has worked as a research analyst and portfolio manager.

The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. For this purpose, the average net assets of any mutual funds previously advised by FMR that currently are advised by Fidelity SelectCo, LLC are included. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For September 2016, the group fee rate was 0.25%. The individual fund fee rate is 0.17%.

The total management fee for the fiscal year ended September 30, 2016, was 0.42% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

The Adviser pays FMRC, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended September 30, 2016.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Class A shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of Class A shares. This compensation may take the form of:

  Distribution and/or service (12b-1) fees.
  Payments for additional distribution-related activities and/or shareholder services.
  Payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary.

These payments are described in more detail in this section and in the SAI. Please speak with your investment professional to learn more about any payments his or her firm may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Distribution and Service Plan(s)

Class A has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act). Under the plan, Class A is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class A shares. Class A may pay this 12b-1 (distribution) fee at an annual rate of 0.50% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.50% of Class A's average net assets when the Trustees believe that it is in the best interests of Class A shareholders to do so.

In addition, pursuant to the Class A plan, Class A pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class A's average net assets throughout the month for providing shareholder support services.

Except as provided below, FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services. For purchases of Class A shares on which a finder's fee was paid to intermediaries, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Any fees paid out of the class's assets on an ongoing basis pursuant to the Distribution and Service Plan will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition to the above payments, the plan specifically recognizes that the Adviser may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of Class A shares and/or shareholder support services. The Adviser, directly or through FDC or one or more affiliates, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class A.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Financial Highlights — Fidelity Advisor Diversified Stock Fund Class A

Years ended September 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$20.55	$24.12	$20.75	$17.18	$13.07
Income from Investment Operations
Net investment income (loss)A	.30	.31	.32	.26	.19
Net realized and unrealized gain (loss)	2.51	(1.67)	3.33	3.58	4.10
Total from investment operations	2.81	(1.36)	3.65	3.84	4.29
Distributions from net investment income	(.29)	(.24)	(.21)	(.24)	(.15)
Distributions from net realized gain	(1.36)	(1.97)	(.06)	(.03)	(.03)
Total distributions	(1.65)	(2.21)	(.28)B	(.27)	(.18)
Net asset value, end of period	$21.71	$20.55	$24.12	$20.75	$17.18
Total ReturnC,D,E	14.64%	(6.25)%	17.71%	22.73%	33.06%
Ratios to Average Net AssetsF,G
Expenses before reductions	.84%	.83%	.81%	.82%	.84%
Expenses net of fee waivers, if any	.83%	.83%	.81%	.82%	.84%
Expenses net of all reductions	.83%	.82%	.81%	.81%	.84%
Net investment income (loss)	1.48%	1.37%	1.38%	1.37%	1.20%
Supplemental Data
Net assets, end of period (000 omitted)	$225,107	$212,181	$209,737	$153,940	$127,100
Portfolio turnover rateH	46%	53%	55%	55%	40%

A  Calculated based on average shares outstanding during the period.

B  Total distributions of $.28 per share is comprised of distributions from net investment income of $.213 and distributions from net realized gain of $.064 per share.

C  Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

D  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E  Total returns do not include the effect of the sales charges.

F  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Additional Index Information

S&P 500® Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account:  When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals:  When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-01796

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Destiny, Fidelity Advisor, and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2016 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.792231.113	DESIN-PRO-1116

SPONSOR

FIDELITY DISTRIBUTORS CORPORATION
100 Salem Street
Smithfield, RI 02917

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
Boston, Massachusetts

TRANSFER AND SHAREHOLDERS'
SERVICING AGENT

BOSTON FINANCIAL DATA SERVICES, INC.
P.O. Box 8300
Boston, Massachusetts 02266-8300
For active Plans call:
Nationwide: 1-800-225-5270

FIDELITY SERVICE COMPANY, INC.
P.O. Box 770002
Cincinnati, OH 45277-0002
Nationwide: 1-877-208-0098

AUDITORS

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts

I.DESIN-PRO-1116
1.791857.113

Fidelity®
Systematic
Investment Plans:
Destiny® Plans II: N

Prospectus
November 29, 2016

Effective October 27, 2006, the Military Personnel Financial Services Protection Act (the "Act") prohibits the issuance or sale of new periodic payment plans, such as the Destiny Plans. The Act does not alter, invalidate, or otherwise affect any rights or obligations, including rights of redemption, of existing Planholders.

FIDELITY SYSTEMATIC INVESTMENT PLANS:
Destiny Plans II: N

The Destiny Plans are systematic investment plans that allow you to build equity over a period of years by investing regularly each month in mutual fund shares. This prospectus describes Destiny Plans II: N (the "Plan"). You may make fixed monthly investments in a Plan for a term of either 10 or 15 years. You may continue to make investments for as long as 30 years. You may invest in one of several monthly investment plan amounts for as little as $50 per month. Investments in your Plan are applied to the purchase of Class A shares of one of the Fidelity Destiny Portfolios. Destiny Plans II: N purchases Class A shares of Fidelity Advisor Capital Development Fund (the "Fund").

The Plan deducts Creation and Sales Charges equal to as much as 50% of each of your first twelve monthly investments. On 10 year Plans, the Creation and Sales Charges range from 5.00% on $6,000 Plans ($50 a month) to 1.50% on $1,200,000 Plans ($10,000 a month) of the total amount invested. On 15 year Plans, the Creation and Sales Charges range from 3.33% on $9,000 Plans ($50 a month) to 1.00% on $1,800,000 Plans ($10,000 a month) of the total amount invested.

The Creation and Sales Charges are deducted from your Plan investments, and the balance is invested in Class A shares of the Fund. Class A shares of the Fund are subject to certain annual expenses, including management fees and 12b-1 fees. The Creation and Sales Charges and the other fees and expenses that either you or your Plan will pay are described in the "Fees and Expenses" section beginning on page 5.

YOUR PLAN AND YOUR PLAN'S INVESTMENT IN FUND SHARES IS INTENDED TO BE A LONG-TERM INVESTMENT. YOU SHOULD NOT PURCHASE A PLAN IF YOU ARE SEEKING QUICK PROFITS OR IF YOU MIGHT BE UNABLE TO COMPLETE THE PLAN. If you terminate or withdraw from your Plan in the early years of your Plan, you may incur a loss because the full amount of the entire Creation and Sales Charges are deducted from your first twelve investments. Your Plan does not eliminate the risk involved in the ownership of individual securities and your Plan's value will increase or decrease over time as the result of increases or decreases in the prices of securities owned by the Fund. You will incur a loss if you terminate your Plan at a time when the value of your Plan's shares is less than their cost. Advance payment of any of your monthly investments increases the possibility that a loss may result from early termination. You have the right to a refund of the current value of your investment in Class A shares and the full amount of the Creation and Sales Charges you have paid within 45 days after the date of the mailing of a written notice from the custodian. You also have a right to a refund of some or all of your Plan investment within 18 months of the purchase of a Plan. These rights are subject to the conditions described in the "Your Cancellation and Refund Rights" section on page 16. You do not have to purchase a Plan to make monthly investments in mutual funds, including the Fund. Other mutual funds managed by the Fund's investment adviser have investment objectives similar in many respects to those of the Fund. Your investment in shares of these other funds would be subject to charges that may differ from, and in some cases be less than, those which apply to an investment in the Plan.

Plans established while this Prospectus is effective are governed by the terms of this Prospectus, including all the rules, rights, privileges and benefits it describes. THEREFORE IT IS IMPORTANT THAT YOU READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE. No salesman, dealer, or other person is authorized by Fidelity Distributors Corporation (the "Sponsor"), Fidelity Systematic Investment Plans, or Fidelity Destiny Portfolios to give any information or make any representation that is not contained in either the Prospectus of the Plans, the Prospectus of Fidelity Destiny Portfolios, or in other printed or written material issued by the Sponsor, the Plans, or Fidelity Destiny Portfolios.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to risks, including possible loss of principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS AGAINST THE LAW. THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUS FOR FIDELITY DESTINY PORTFOLIOS.

[This Page Intentionally Left Blank]

2

3

HOW THE FIDELITY DESTINY PLANS CAN HELP YOU MEET YOUR OBJECTIVES

Many people who want to build an investment portfolio find it difficult to save the money necessary to make periodic stock purchases. The Destiny Plans are designed to help. The Plans make it possible for you to build equity over a period of years by investing a modest sum each month in shares of the Destiny Portfolios.

The Destiny Portfolios are mutual funds, the value of the shares of which is subject to fluctuations in the values of their underlying securities. A Plan calls for monthly investments at regular intervals regardless of the value of the Fund's shares. A Plan offers no assurance against loss in a declining market and does not eliminate the risk inherent in the ownership of any security. Terminating the Plan at a time when the value of the Fund shares you own is less than their cost will result in a loss. You should therefore consider your financial ability to continue and complete a Plan.

Before opening a Plan you should consider the following:

1.  A Plan represents an agreement among Fidelity Distributors Corporation (the "Sponsor"), State Street Bank and Trust Company (the "Custodian"), and you (the "Planholder") under which amounts invested, after deduction of the Creation and Sales Charges, are used to purchase shares of the Fund at net asset value.

2.  Investments made through the Plan will not result in direct ownership of shares of the Fund, but rather will represent an interest in a series of a unit investment trust, which will have direct ownership of Class A shares of the Fund. You will have a beneficial interest in the underlying Fund's shares.

3.  The Plan charges Creation and Sales Charges, sometimes called a "front-end load". If you were to terminate your Plan between 45 days after the date of the mailing of a written notice from the Custodian and 18 months after you start your Plan, the amount of Creation and Sales Charges that would not be refunded to you could be as much as 15% of your total investments made up to the time you terminate your Plan. If you terminate your Plan after 18 months, the amount of Creation and Sales Charges that would not be refunded to you could be as much as 33.33% of your total investments, assuming all your monthly investments were made. If you do not make all your monthly investments, the amount of Creation and Sales Charges that would not be refunded to you could be as much as 50% of your total investments. However, if you complete a 15 year Plan, the maximum Creation and Sales Charge would be no higher than 3.33% of your total investments. Accordingly, a Plan would not be suitable as a short-term investment. See "Fees and Expenses" on page 5.

INVESTMENT OBJECTIVE OF THE FUND

Fidelity Destiny Portfolios is an open-end management investment company, consisting of two separate portfolios, the Fund and the Fidelity Advisor Diversified Stock Fund. The Fund is a diversified mutual fund, an investment vehicle that pools shareholders' money and invests it in a number of different securities. The Fund's objective is to seek capital growth.

The Fund's investments are managed by Fidelity Management & Research Company ("FMR"). FMR's principal investment strategies include:

•  Normally investing primarily in common stocks.

•  Investing in domestic and foreign issuers.

•  Investing in either "growth" stocks or "value" stocks or both.

•  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

The Fund's investment objective and principal investment strategies and risks are described in the accompanying Fidelity Destiny Portfolios prospectus, which begins on page P-1.

For more information about the business experience of FMR, see "Fund Management" on page P-13 of the Fund's prospectus.

4

FEES AND EXPENSES

Your Plan pays two kinds of fees: Creation and Sales Charges and Account Fees. Each of these fees is described in more detail below.

Your Plan also indirectly pays the fees and charges imposed on Class A shares of the Fund, including management fees, 12b-1 fees and other expenses. Your Plan indirectly pays these fees because it invests in Class A shares of the Fund. For more information about the fees payable by the Fund, see "Fee Table" on page P-3 of the Fund's prospectus.

1.  Creation and Sales Charges

You will pay Creation and Sales Charges equal to as much as 50% of your first twelve investments in your Plan. When you have completed a 10 year Plan (120 monthly investments), the Creation and Sales Charges you paid on your first twelve investments will amount to as much as 5.00% of your total Plan investments, assuming that you invest in a Plan with the smallest monthly investment of $50 a month ($6,000 Face Amount). The Creation and Sales Charges on the largest 10 year plan size, $10,000 a month ($1,200,000 Face Amount), amount to 1.5% of your total Plan investments.

When you have completed a 15 year Plan (180 monthly investments), the Creation and Sales Charges you paid on your first twelve investments will amount to as much as 3.33% of your total Plan investments, assuming a monthly investment amount of $50 a month ($9,000 Face Amount). The Creation and Sales Charges on the largest 15 year plan size, $10,000 a month ($1,800,000 Face Amount), amount to 1.00% of your total Plan investments.

You have certain cancellation and refund rights. However, these rights are limited, and early termination of your Plan or your inability to complete your Plan may result in your having paid Creation and Sales Charges that represent a substantial percentage of your total investments in your Plan. For example, if you terminate your Plan between 45 days after the date of the mailing of a written notice from the Custodian and 18 months after you start your Plan, the Creation and Sales Charges that would not be refunded to you could be as much as 15% of your total investments made up to the time you terminate your Plan. If you terminate your Plan after 18 months, the Creation and Sales Charges that would not be refunded to you could be as much as 33.33% of your total investments made, assuming all your monthly investments were made. If you do not make all your monthly investments, the amount of Creation and Sales Charges that would not be refunded to you could be as much as 50% of your total investments. See "Your Cancellation and Refund Rights" on page 16.

5

The following tables illustrate the effect of the Creation and Sales Charges on Plans with different monthly investment amounts and different Plan lengths.

CREATION AND SALES CHARGES
10 Year Plans
(120 investments)

Monthly Investment	Total Face Amount of Plan	Creation and Sales Charges per First 12 Investments	Total Creation and Sales Charges	Percentage of Total Investment in Plan*	Percentage of Net Investment in Plan*
$50.00	$6,000.00	$25.00	$300.00	5.00%	5.26%
75.00	9,000.00	37.50	450.00	5.00	5.26
100.00	12,000.00	50.00	600.00	5.00	5.26
125.00	15,000.00	62.50	750.00	5.00	5.26
150.00	18,000.00	75.00	900.00	5.00	5.26
166.66	19,999.20	83.33	999.96	5.00	5.26
200.00	24,000.00	100.00	1,200.00	5.00	5.26
250.00	30,000.00	125.00	1,500.00	5.00	5.26
291.66	34,999.20	145.83	1,749.96	5.00	5.26
300.00	36,000.00	150.00	1,800.00	5.00	5.26
333.33	39,999.60	166.67	1,999.98	5.00	5.26
350.00	42,000.00	175.00	2,100.00	5.00	5.26
375.00	45,000.00	187.50	2,250.00	5.00	5.26
400.00	48,000.00	200.00	2,400.00	5.00	5.26
416.66	49,999.20	208.33	2,499.96	5.00	5.26
450.00	54,000.00	225.00	2,700.00	5.00	5.26
500.00	60,000.00	250.00	3,000.00	5.00	5.26
600.00	72,000.00	300.00	3,600.00	5.00	5.26
700.00	84,000.00	350.00	4,200.00	5.00	5.26
800.00	96,000.00	400.00	4,800.00	5.00	5.26
900.00	108,000.00	450.00	5,400.00	5.00	5.26
1,000.00	120,000.00	500.00	6,000.00	5.00	5.26
1,250.00	150,000.00	625.00	7,500.00	5.00	5.26
1,500.00	180,000.00	675.00	8,100.00	4.50	4.71
1,750.00	210,000.00	700.00	8,400.00	4.00	4.17
2,000.00	240,000.00	750.00	9,000.00	3.75	3.90
2,500.00	300,000.00	812.50	9,750.00	3.25	3.36
5,000.00	600,000.00	1,250.00	15,000.00	2.50	2.56
10,000.00	1,200,000.00	1,500.00	18,000.00	1.50	1.52

*  Assumes completion of your Plan. "Investment" means only your monthly Plan investments and does not include any reinvestment of capital gain or dividend distributions.
6

CREATION AND SALES CHARGES
15 Year Plans
(180 investments)

Monthly Investment	Total Face Amount of Plan	Creation and Sales Charges per First 12 Investments	Total Creation and Sales Charges	Percentage of Total Investment in Plan*	Percentage of Net Investment in Plan*
$50.00	$9,000.00	$25.00	$300.00	3.33%	3.45%
75.00	13,500.00	37.50	450.00	3.33	3.45
100.00	18,000.00	50.00	600.00	3.33	3.45
125.00	22,500.00	62.50	750.00	3.33	3.45
150.00	27,000.00	75.00	900.00	3.33	3.45
166.66	29,998.80	83.33	999.96	3.33	3.45
200.00	36,000.00	100.00	1,200.00	3.33	3.45
250.00	45,000.00	125.00	1,500.00	3.33	3.45
291.66	52,498.80	145.83	1,749.96	3.33	3.45
300.00	54,000.00	150.00	1,800.00	3.33	3.45
333.33	59,999.40	166.67	1,999.98	3.33	3.45
350.00	63,000.00	175.00	2,100.00	3.33	3.45
375.00	67,500.00	187.50	2,250.00	3.33	3.45
400.00	72,000.00	200.00	2,400.00	3.33	3.45
416.66	74,998.80	208.33	2,499.96	3.33	3.45
450.00	81,000.00	225.00	2,700.00	3.33	3.45
500.00	90,000.00	250.00	3,000.00	3.33	3.45
600.00	108,000.00	300.00	3,600.00	3.33	3.45
700.00	126,000.00	350.00	4,200.00	3.33	3.45
800.00	144,000.00	400.00	4,800.00	3.33	3.45
900.00	162,000.00	450.00	5,400.00	3.33	3.45
1,000.00	180,000.00	500.00	6,000.00	3.33	3.45
1,250.00	225,000.00	625.00	7,500.00	3.33	3.45
1,500.00	270,000.00	675.00	8,100.00	3.00	3.09
1,750.00	315,000.00	700.00	8,400.00	2.67	2.74
2,000.00	360,000.00	750.00	9,000.00	2.50	2.56
2,500.00	450,000.00	812.50	9,750.00	2.17	2.21
5,000.00	900,000.00	1,250.00	15,000.00	1.67	1.69
10,000.00	1,800,000.00	1,500.00	18,000.00	1.00	1.01

*  Assumes completion of your Plan. "Investment" means only your monthly Plan investments and does not include any reinvestment of capital gain or dividend distributions.

7

CREATION AND SALES CHARGES
EXTENDED INVESTMENT OPTION*
25 Year Plans
(300 investments)

Monthly Investment	Total Face Amount of Plan	Creation and Sales Charges per First 12 Investments	Total Creation and Sales Charges	Percentage of Total Investment in Plan**	Percentage of Net Investment in Plan**
$50.00	$15,000.00	$25.00	$300.00	2.00%	2.04%
75.00	22,500.00	37.50	450.00	2.00	2.04
100.00	30,000.00	50.00	600.00	2.00	2.04
125.00	37,500.00	62.50	750.00	2.00	2.04
150.00	45,000.00	75.00	900.00	2.00	2.04
166.66	49,998.00	83.33	999.96	2.00	2.04
200.00	60,000.00	100.00	1,200.00	2.00	2.04
250.00	75,000.00	125.00	1,500.00	2.00	2.04
291.66	87,498.00	145.83	1,749.96	2.00	2.04
300.00	90,000.00	150.00	1,800.00	2.00	2.04
333.33	99,999.00	166.67	1,999.98	2.00	2.04
350.00	105,000.00	175.00	2,100.00	2.00	2.04
375.00	112,500.00	187.50	2,250.00	2.00	2.04
400.00	120,000.00	200.00	2,400.00	2.00	2.04
416.66	124,998.00	208.33	2,499.96	2.00	2.04
450.00	135,000.00	225.00	2,700.00	2.00	2.04
500.00	150,000.00	250.00	3,000.00	2.00	2.04
600.00	180,000.00	300.00	3,600.00	2.00	2.04
700.00	210,000.00	350.00	4,200.00	2.00	2.04
800.00	240,000.00	400.00	4,800.00	2.00	2.04
900.00	270,000.00	450.00	5,400.00	2.00	2.04
1,000.00	300,000.00	500.00	6,000.00	2.00	2.04
1,250.00	375,000.00	625.00	7,500.00	2.00	2.04
1,500.00	450,000.00	675.00	8,100.00	1.80	1.83
1,750.00	525,000.00	700.00	8,400.00	1.60	1.63
2,000.00	600,000.00	750.00	9,000.00	1.50	1.52
2,500.00	750,000.00	812.50	9,750.00	1.30	1.32
5,000.00	1,500,000.00	1,250.00	15,000.00	1.00	1.01
10,000.00	3,000,000.00	1,500.00	18,000.00	0.60	0.60

*  For a description of the Extended Investment Option, see page 13.

**  Assumes completion of your Plan. "Investment" means only your monthly Plan investments and does not include any reinvestment of capital gain or dividend distributions.

8

CREATION AND SALES CHARGES
EXTENDED INVESTMENT OPTION*
30 Year Plans
(360 investments)

Monthly Investment	Total Face Amount of Plan	Creation and Sales Charges per First 12 Investments	Total Creation and Sales Charges	Percentage of Total Investment in Plan**	Percentage of Net Investment in Plan**
$50.00	$18,000.00	$25.00	$300.00	1.67%	1.69%
75.00	27,000.00	37.50	450.00	1.67	1.69
100.00	36,000.00	50.00	600.00	1.67	1.69
125.00	45,000.00	62.50	750.00	1.67	1.69
150.00	54,000.00	75.00	900.00	1.67	1.69
166.66	59,997.60	83.33	999.96	1.67	1.69
200.00	72,000.00	100.00	1,200.00	1.67	1.69
250.00	90,000.00	125.00	1,500.00	1.67	1.69
291.66	104,997.60	145.83	1,749.96	1.67	1.69
300.00	108,000.00	150.00	1,800.00	1.67	1.69
333.33	119,998.80	166.67	1,999.98	1.67	1.69
350.00	126,000.00	175.00	2,100.00	1.67	1.69
375.00	135,000.00	187.50	2,250.00	1.67	1.69
400.00	144,000.00	200.00	2,400.00	1.67	1.69
416.66	149,997.60	208.33	2,499.96	1.67	1.69
450.00	162,000.00	225.00	2,700.00	1.67	1.69
500.00	180,000.00	250.00	3,000.00	1.67	1.69
600.00	216,000.00	300.00	3,600.00	1.67	1.69
700.00	252,000.00	350.00	4,200.00	1.67	1.69
800.00	288,000.00	400.00	4,800.00	1.67	1.69
900.00	324,000.00	450.00	5,400.00	1.67	1.69
1,000.00	360,000.00	500.00	6,000.00	1.67	1.69
1,250.00	450,000.00	625.00	7,500.00	1.67	1.69
1,500.00	540,000.00	675.00	8,100.00	1.50	1.52
1,750.00	630,000.00	700.00	8,400.00	1.33	1.35
2,000.00	720,000.00	750.00	9,000.00	1.25	1.27
2,500.00	900,000.00	812.50	9,750.00	1.08	1.10
5,000.00	1,800,000.00	1,250.00	15,000.00	0.83	0.84
10,000.00	3,600,000.00	1,500.00	18,000.00	0.50	0.50

*  For a description of the Extended Investment Option, see page 13.

**  Assumes completion of your Plan. "Investment" means only your monthly Plan investments and does not include any reinvestment of capital gain or dividend distributions.

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ILLUSTRATION OF A $50 MONTHLY INVESTMENT IN A PLAN
(Assumes that all investments are made in accordance with the terms of the Plan)

	At the End of Your Plan*		At the End of 6 Months (6 Investments)		At the End of 1 Year (12 Investments)		At the End of 2 Years (24 Investments)
	Amount	% of Total Investments**	Amount	% of Total Investments**	Amount	% of Total Investments**	Amount	% of Total Investments**
10 YEARS (120 INVESTMENTS)
Total Investments	$6,000.00	100.00%	$300.00	100.00%	$600.00	100.00%	$1,200.00	100.00%
Less: Creation and Sales Charges	300.00	5.00	150.00	50.00	300.00	50.00	300.00	25.00
Net Amount Invested in Plan	5,700.00	95.00	150.00	50.00	300.00	50.00	900.00	75.00
15 YEARS (180 INVESTMENTS)
Total Investments	$9,000.00	100.00%	$300.00	100.00%	$600.00	100.00%	$1,200.00	100.00%
Less: Creation and Sales Charges	300.00	3.33	150.00	50.00	300.00	50.00	300.00	25.00
Net Amount Invested in Plan	8,700.00	96.67	150.00	50.00	300.00	50.00	900.00	75.00
25 YEARS (300 INVESTMENTS)***
Total Investments	$15,000.00	100.00%	$300.00	100.00%	$600.00	100.00%	$1,200.00	100.00%
Less: Creation and Sales Charges	300.00	2.00	150.00	50.00	300.00	50.00	300.00	25.00
Net Amount Invested in Plan	14,700.00	98.00	150.00	50.00	300.00	50.00	900.00	75.00
30 YEARS (360 INVESTMENTS)***
Total Investments	$18,000.00	100.00%	$300.00	100.00%	$600.00	100.00%	$1,200.00	100.00%
Less: Creation and Sales Charges	300.00	1.67	150.00	50.00	300.00	50.00	300.00	25.00
Net Amount Invested in Plan	17,700.00	98.33	150.00	50.00	300.00	50.00	900.00	75.00

*  Assumes completion of your Plan.

**  "Investments" means only your monthly Plan investments and does not include any re-investment of capital gain or dividend distributions.

***  The 25-year (300 investments) and 30-year (360 investments) schedules reflect the charges applicable to a 15 year Plan which is continued under the Extended Investment Option. For a description of the Extended Investment Option, see page 13.

The amounts shown in the table above do not reflect any of the Account Fees described below. For example, you will not incur a Termination Fee if you do not terminate your Plan prior to completion.

2.  Account Fees

You may also pay additional Account Fees to the Custodian for certain services provided by the Custodian or its affiliated bookkeeping and administrative service agent, Boston Financial. See "The Custodian" on page 20. These additional Account Fees are described below.

Completed Plan Fee: An annual fee will be charged if you have completed your Plan but have elected not to hold Class A shares of the Fund directly. See "Completed Plans and Exchanges" on page 17.

Inactive Account Fee: An annual $12 fee will also be charged to your Plan account if you have not completed your Plan and your Plan is not current. See "Keeping Your Plan Current" on page 11.

Termination Fee: A fee of $2.50 will be charged to your Plan account if you make a complete withdrawal or you terminate your Plan prior to completion. See "Terminating Your Plan" on page 16.

Returned Check Fee: For Plans issued prior to December 1, 2000, a fee of $2.50 will be charged to your Plan account for any check or preauthorized check which is not honored by the bank on which it is drawn ("dishonored check"). For Plans issued on or after December 1, 2000, a fee of $10.00 will be charged for each dishonored check.

Bank Wire Fee: A $10.00 fee will be charged for each redemption of shares by wire.

Fidelity Destiny IRA Maintenance Fee: If you have a Fidelity Destiny IRA, you will be charged an annual $10 maintenance fee and certain additional service fees. Detailed information on the additional service fees may be obtained from the Sponsor or your investment professional.

The Custodian deducts these Account Fees from your Plan account. These fees may be paid out of principal from the proceeds of the sale of Fund shares in your Plan account. With respect to the Completed Plan Fee and the Inactive Account Fee, the fees are paid first from dividends and distributions. The Custodian has a lien on your shares to the extent of these rights.

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Except as described in this "Fees and Expenses" section, there are currently no other fees or expenses charged against the Plans or Planholder accounts (or deducted from Fund dividends or distributions) to compensate the Custodian or the Sponsor for their services. All other fees or expenses that could otherwise be charged to the Plan and the Planholders (or deducted from Fund dividends or distributions) are being paid by the Sponsor. Although there is no current intention to do so, the Fund and the Sponsor each reserve the right to cease paying such fees or expenses, and to cause them to be charged against the Plan or the Planholders (or deducted from Fund dividends or distributions).

KEEPING YOUR PLAN CURRENT

Your Plan calls for monthly investments for a period of either 10 or 15 years, with the option of extending a 15 year Plan for another 15 years. You are not likely to realize the full benefit of your Plan unless you complete your Plan. You should carefully consider your ability to make monthly investments for the length of time required to complete your Plan before you start a Plan. The Plans offer an Automatic Investment Program to assist you in making your monthly investments. See "Automatic Investment Program and Government Allotments" below.

If you stop making monthly investments, your ability to benefit from dollar-cost averaging will be reduced. See "Dollar-Cost Averaging and Diversification" below. If you stop making monthly investments and have not made any of your monthly investments in advance of their due date, your Plan will no longer be current. An inactive account fee of $12 is charged annually if you have not completed your Plan and no investment has been made for a 12-month period, after giving credit for any prepayment of monthly investments that you may have made. This fee is deducted from dividends and distributions or, if these are not sufficient, the Custodian has the right to obtain the amount needed to pay its fee by selling Fund shares from your Plan account.

Under current policy, one investment is required during each 6-month period of the calendar year to prevent the Plan from being in default. Your Plan may be terminated by the Sponsor or the Custodian if it is in default. See "Termination of Your Plan by the Sponsor or Custodian" on page 18.

DOLLAR-COST AVERAGING AND DIVERSIFICATION

The Destiny Plans were created to utilize the investing method of dollar-cost averaging. Dollar-cost averaging is a strategy of buying fixed dollar amounts of securities at regular intervals, regardless of the price of the shares. In the Destiny Plans, you invest a fixed amount on a monthly basis. Your monthly investment of a fixed dollar amount buys more shares when the share price is low and fewer shares when the share price is high. The benefit of this method is that, over time, the average cost of your shares will be lower than the average price of those shares. Dollar-cost averaging does not assure a profit or protect against a loss. If you sell your Fund shares when their value is less than their cost, you will incur a loss.

Diversification can help you manage the investment risk by decreasing the volatility of a portfolio of securities. The Destiny Portfolios are diversified, which means that the Funds invest in a number of different securities.

PLAN FEATURES

1.  Automatic Investment Program and Government Allotments

To encourage and assist you in making monthly investments, and to eliminate the burden of writing a check every month, you may arrange to have your investments made automatically by establishing an Automatic Investment Program or, if you are a member of the military, a government allotment.

How to Establish, Change or Terminate an Automatic Investment Program

•  To establish an Automatic Investment Program, you should complete a Preauthorized Electronic Transaction Form, attach a voided blank check or deposit slip, and send it to Boston Financial Data Services, Inc. (Boston Financial) at least 15 days before the date the Automatic Investment Program is to go into effect. Boston Financial will then electronically draw against your bank account each month in the amount of the monthly Plan investment. To change your Automatic Investment Program, you must give written notice to Boston Financial at least 15 days before the date on which the change is to go into effect.

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•  To terminate your Automatic Investment Program, you must notify Boston Financial at least 5 days before the date of the next scheduled electronic transfer by calling Boston Financial at 1-800-225-5270 or by writing to Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300.

How to Establish, Change or Terminate a Government Allotment

•  Members of the military may establish a government allotment by completing the appropriate government allotment form.

•  You may change or terminate a government allotment at any time by giving notice to your government disbursing office.

•  Please obtain forms to establish, change, or terminate a government allotment from your government disbursing office. Boston Financial cannot supply you with these forms.

2.  Rights of Accumulation

You may qualify to pay lower Creation and Sales Charges on Plans where you increase the Face Amount, by aggregating their Face Amounts with the following holdings registered to you, members of your immediate family, or certain fiduciary accounts described below: (i) the Face Amounts of any current Plans, (ii) Class A, Class T, and Class C shares of any Fidelity Advisor fund, (iii) Advisor C Class shares of Treasury Fund, and (iv) Daily Money Class shares of a Fidelity fund that offers Daily Money Class shares acquired by exchange from any Fidelity Advisor fund. In addition, when you increase the Face Amount of an existing Plan, you may also qualify to reduce the Creation and Sales Charges you pay on future investments into any existing individual IRA Plans which are registered to you or your immediate family. 10 year and 15 year Plans may not be combined for purposes of taking advantage of these rights of accumulation.

To use this privilege, you or your investment professional must notify the Sponsor in writing that you wish to aggregate the Face Amounts of each of the Plans that qualify for rights of accumulation for the purpose of determining the applicable Creation and Sales Charges. A letter of instruction for each face change must be submitted at the same time that you send your notice.

Each Plan must be current at the time you send your notice. For rights of accumulation, a Plan is considered to be current if:

•  It has been completed and not redeemed; or

•  It has not been completed, but has at least as many investments recorded as there are months elapsed since establishment or since being increased; or

•  It is a qualified retirement plan, including an IRA.

If one or more of the Plans, other than a qualified retirement plan, that are combined to take advantage of this privilege subsequently becomes no longer current, the remaining Creation and Sales Charges will be recalculated to reflect the charges applicable to the Plan or Plans that remain current.

You may only combine Plans that are registered to you, your spouse, your children under the age of 21 or a trustee or other fiduciary of a single trust estate or single fiduciary account. For the purpose of this privilege, a single fiduciary account includes a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code, and a trust estate or fiduciary account may have more than one beneficiary. This privilege is not available to any group of individuals whose funds are combined, directly or indirectly, for the purchase of redeemable securities of a registered investment company whether jointly or through a trustee, agent, custodian or other representative for that group of individuals.

3.  Distributions

Unless you direct otherwise, all dividends and other distributions, after applicable deductions, are automatically used to purchase additional Class A shares of the Fund at NAV as of the record date for the distribution. No sales charge is made on any reinvestment of dividends or other distributions.

You must instruct Boston Financial if you wish to receive the dividends and other distributions in cash rather than additional shares. Your instructions must be received at least seven days before the record date of a dividend or distribution. You may change these instructions at any time. Distributions on Fidelity Destiny IRAs are automatically reinvested.

Dividends and other distributions are made on a per-share basis. After every distribution, the value of a share drops by the amount of the distribution. If you make an investment shortly before the ex-dividend date of the dividend or distribution, you will pay a price for the shares that includes the amount of the dividend or distribution. This is called "buying a dividend." Dividends and distributions, if declared, are normally paid annually by each Fund, and may be taxable to you. See "Taxes" on page 18.

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4.  Federal Voluntary Income Tax Withholding

Boston Financial can withhold up to 28% of any dividend or other distribution paid by the Fund for income taxes and send that amount to the Internal Revenue Service as a credit against your tax liability, if any. The amount withheld may or may not be equal to the additional taxes you may owe on the dividend or distribution. If you choose to authorize this withholding, the number of Fund shares purchased with the remainder of the dividend or distribution will be less than would otherwise have been the case.

Federal Voluntary Income Tax Withholding is available only for non-retirement (taxable) accounts. This withholding option can be started by submitting a Tax Withholding Form, which is included with your Plan Application, to Boston Financial at least 30 days before the option is to take effect. Once started, the withholding option will remain in effect until you notify Boston Financial in writing to end the withholding. For withholding tax information on distributions from qualified plans or Individual Retirement Accounts, please refer to your qualified plan documents or custodial agreement.

5.  Your Voting Rights

You will receive a notice at least 15 days before any matter is submitted to a vote of the shareholders of the Fund. The Custodian will vote on these matters according to your instructions. In the absence of instructions on how you wish to vote, the Custodian will vote all the votes of the Plan in the same proportion as it votes the shares for which it has received instructions from other Planholders in your Plan, except if exercising the Extended Investment Option discussed below in Section 8. The number of votes you are entitled to is based upon the dollar value of your investment. If you wish to attend a meeting at which shares may be voted, you may request Boston Financial to furnish a proxy or otherwise make arrangements for exercising your voting rights.

6.  Making Advance Investments

You are normally expected to make 12 regularly scheduled investments each calendar year. If you wish to complete your Plan ahead of schedule, you may make advance investments singly or in lump-sum amounts at any time during the life of your Plan.

There is no restriction on the number of advance investments you may make during the life of your Plan, but the total amount of all your investments made during the life of your Plan may not exceed the total Face Amount of your Plan, unless you are exercising the Extended Investment Option. See "Extended Investment Option" on page 13. Investments made in excess of this limit will be returned to you at the address of record. Monthly investments may also be paid in lump-sum amounts to make a Plan that is in arrears current. When you make advance investments, you pay the applicable Creation and Sales Charges that you pay on regular monthly investments.

7.  Changing the Face Amount of Your Plan

You may increase the Face Amount of your Plan at any time. This is called making a Face Change to your Plan. You may choose a new Face Amount that is one of the monthly investment amounts shown in the tables on pages 6, 7, 8 and 9. Within 12 months of the time you increase the Face Amount of your Plan, you may decrease your Face Amount back to an amount not lower than the Plan's previous Face Amount. Within 12 months of the time you open a new Plan, you may decrease your Face Amount by as much as 50%. This privilege is only available to Plans with Face Amounts of at least $12,000 ($100 per month).

You must send your request for a change in the Face Amount of a Plan to Boston Financial or your representative along with a letter of instruction for the new Face Amount.

Changes in the Face Amount of your Plan (increases or decreases) will not take effect until the Custodian receives written instructions in good order from you.

Whether you increase or decrease your Face Amount, a change in the Face Amount does not create new cancellation and refund rights. However, your Plan will be subject to the fees and deductions applicable to Plans of the same Face Amount opened at the time that you change the Face Amount of your Plan, as described in the then currently effective prospectus. The Creation and Sales Charges you have already paid on your existing Plan will be recomputed and applied as a credit to the Creation and Sales Charges due on your changed Plan, if any, at the time you change the Face Amount of your Plan. Any additional Creation and Sales Charges due on your changed Plan will be paid by liquidating Fund shares held by your Plan.

8.  Extended Investment Option

If you purchase a 15 year Plan, you may continue making monthly investments into your Plan after you complete all scheduled investments by making your initial investment within six months after your 180th payment. You will not be allowed to automatically activate the extended investment option after the six months following your 180th payment. If you purchase a 10 year Plan, you must first change the Face Amount of your Plan to that of a 15 year Plan and complete that Plan before activating the Extended Investment Option. You may make as many as 180 additional monthly investments, for a total of 360 investments. Investments which exceed this limit will be returned to you at the address of record.

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Your additional investments are subject to the same deductions as your last scheduled investment and are not subject to additional Creation and Sales Charges. If you stop making investments under the Extended Investment Option, and your Plan is not current for six consecutive months, the Sponsor or the Custodian may terminate your Plan.

9.  Partial Redemption of Your Plan Shares

Normally, if you redeem all of your Plan shares, your Plan will terminate. However, you may redeem less than all of your Plan shares without terminating your Plan. If you have owned your Plan for at least 45 days, you may direct the Custodian, as agent, to redeem up to 90% of the value of your Plan shares, expressed in dollars, and to pay you the proceeds. You may make partial redemptions as often as you desire. Any partial sale of shares and cash withdrawal must involve at least $100.

When you make partial redemptions, you may elect to hold Fund shares directly by instructing the Custodian to deliver any or all of the Fund shares that have accumulated in your Plan for at least 60 days, properly registered in your name, to Fidelity Investments Institutional Operations Company, Inc., the transfer agent of the Fund. You may exchange your Fund shares for Class A shares of any of the Fidelity funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of a Fidelity fund that offers Daily Money Class shares, subject to minimum initial investment requirements. For more information, see "Completed Plans and Exchanges" on page 17 and "Exchanging Shares" on page P-10 of the Fund's prospectus.

Where to Send Requests. Your partial redemption request should be sent to Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300. Your request must be signed and any required medallion signature guarantee must be received in proper order before any cash withdrawals or redemptions can be executed.

Medallion Signature Guarantees May Be Required. If your partial redemption results in a cash withdrawal of more than $100,000, if the proceeds are to be sent to an address other than the address of record, or if the proceeds are to be paid to someone other than the record owner of the account, a medallion signature guarantee is required. A medallion signature guarantee is also required if the address of record has changed within the last 15 days and you wish to sell $10,000 or more of shares. A medallion signature guarantee is a widely accepted way to protect you and Fidelity by guaranteeing the signature that appears on your request. A medallion signature guarantee may not be provided by a notary public. The Custodian will accept medallion signature guarantees from banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions (if authorized under state law), national securities exchanges, registered securities associations, clearing agencies and savings associations.

Telephone Requests. You may also make partial redemptions by telephone by calling Boston Financial at 1-800-225-5270, as long as you are not withdrawing more than 90% or $100,000 from your Plan and your request does not require a medallion signature guarantee.

Automated Clearing House or Bank Wire. You may also make partial redemptions via the Automated Clearing House ("ACH") or the Federal Reserve Wire System by calling Boston Financial at 1-800-225-5270. You must sign up for the ACH or wire feature at least 5 days before using it. Please call your investment professional or Boston Financial to verify that this feature is set up on your account. You must designate the U.S. commercial bank account(s) into which you want the redemption proceeds deposited. To add the ACH or wire feature or to change the bank account designated to receive redemption proceeds at any time prior to making a redemption request, you should send a letter of instruction, including a medallion signature guarantee and a blank voided check, to Boston Financial Data Services, Inc. P.O. Box 8300, Boston, Massachusetts 02266-8300. A $10.00 fee will be charged for each redemption of shares via the Federal Reserve Wire System.

Redemption Prices and Proceeds. The redemption price for the partial redemption will be at the NAV calculated after your order is received in proper form. Partial redemption requests must be received by 4:00 p.m. Eastern time to receive that day's NAV. You will receive proceeds by check made payable as the account is registered and mailed to the address of record. Ordinarily, you will be sent the proceeds of a partial redemption within seven calendar days from the time Boston Financial accepts the request. However, Boston Financial will not mail redemption proceeds until checks received for the shares purchased have cleared (which may take up to 7 calendar days). The right of redemption of shares of the Fund may be suspended at times when the New York Stock Exchange is closed or if the Securities and Exchange Commission ("SEC") has determined that certain other emergencies exist. If the right of redemption of shares is suspended, Fund shares may not be redeemed, and therefore, cash withdrawals may not be made.

Certain Tax Consequences: Your Responsibilities. You may realize a capital gain or loss for federal income tax purposes on partial redemptions even if you replace the shares pursuant to the "replacement option" described in the following paragraph. If assets from a Fidelity Destiny IRA are distributed directly to you, you will be responsible for any income taxes due on the distribution and, if you are under the age of 59 1/2, you may be subject to an early distribution penalty if those assets are not reinvested into another IRA within 60 days of receipt of the distribution.

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Replacement Option. If you make a partial redemption of some of your Plan shares, you may, but are not obligated to, replace those shares by repurchasing them, up to the dollar amount of the original sale, at any time after 90 days from the date of the original sale. If you own a Fidelity Destiny IRA, you may replace those shares by repurchasing them, up to the dollar amount of the original sale, at any time after 45 days from the date of the original sale. The IRA annual contribution limits will apply for such purposes.

You may replace Plan shares at any time after 90 days (45 days for Fidelity Destiny IRAs), and the replacement need not be made in one transaction. However, the amount of any repurchase of shares following a partial redemption must be at least 25% of the amount redeemed or $500, whichever is less. Replacements of partial redemptions should be clearly identified to distinguish them from additional investments. The Custodian or Boston Financial may require additional documentation. Your replacement will be applied to the purchase of Fund shares at the next determined NAV. Partial redemptions and replacements do not affect the total number of monthly investments to be made or the unpaid balance of monthly investments.

The partial redemption and replacement privileges are intended to facilitate the temporary use of funds invested in your Plan for emergency purposes. The Sponsor reserves the right to limit the number of transactions you may use to replace a partial redemption and to impose such additional restrictions as, in its judgment, are necessary to conform with the requirements of NASD Rule 2830 of the Rules of the Financial Industry Regulatory Authority ("FINRA").

10.  Systematic Withdrawal Program

When you have completed your Plan, you may choose to start a Systematic Withdrawal Program. You may also start a Systematic Withdrawal Program prior to completing your Plan if you provide Boston Financial with written notification that you do not intend to make any additional investments. If you resume making investments within the first year of your Plan, you may want to consider discontinuing the Systematic Withdrawal Program because of the Creation and Sales Charges. If you have a Fidelity Destiny IRA and are 59 1/2 years old or older you do not have to complete your Plan, or provide notification that you do not intend to make additional investments, before you start a Systematic Withdrawal Program.

How to Start a Systematic Withdrawal Program. To start this program, you direct the Custodian, as your agent, to withdraw the necessary shares from your Plan account so that the Custodian may make regular cash withdrawals on a monthly or quarterly basis. You may authorize cash withdrawals of any amount, subject to a $50 minimum. The Sponsor has established the $50 minimum for administrative convenience: it should not be considered a recommended Systematic Withdrawal amount. You may change the dollar amount of the withdrawal or stop the Systematic Withdrawal Program at any time. To make program withdrawals by ACH or bank wire please follow the instructions set forth above in Section 9 under Partial Redemption of Your Plan Shares - Automated Clearing House or Bank Wire.

Your Plan will remain in full force and effect with all rights and privileges until all shares have been withdrawn from your account. You should realize that withdrawals in excess of the dividends and distributions paid on your Plan shares will be made from principal and eventually may exhaust your Plan account. Therefore, these withdrawals cannot be considered as income on your investment. You may also realize a capital gain or loss for federal income tax purposes upon payment of each withdrawal. If you purchase two or more Plans, it is ordinarily disadvantageous to participate in the Systematic Withdrawal Program on a completed Plan while still making monthly investments on the uncompleted Plan.

The Sponsor reserves the right to stop offering the Systematic Withdrawal Program at any time after giving 90-days' notice to all Planholders who have not elected to participate in the program. If you are currently participating in the program at that time, you will be allowed to continue your program. The Sponsor is not currently contemplating ending the program.

11.  Transferring or Assigning Your Rights in a Plan

To secure a loan, you may assign your right, title and interest in all, or part of, your Plan, to a bank or other lending institution. You may not assign or transfer your rights in a Plan if it is a Fidelity Destiny IRA or other qualified retirement account, a UTMA Plan, or a UGMA Plan. Additional documentation may be required by the lending institution. To obtain further information about the necessary forms and procedures please call Boston Financial at 1-800-225-5270.

You may also transfer your right, title, and interest to another person whose only right shall be the privilege of complete withdrawal from the Plan, or transfer your right, title, and interest to another person, trustee, or custodian acceptable to the Sponsor, who has applied to the Sponsor for a similar Plan. Additional documentation may be required. Boston Financial or your representative will provide you with the appropriate assignment forms. You will be liable for any transfer taxes that may be incurred.

12.  Transfer of Broker

A shareholder may change the broker/dealer firm of record for his or her account by sending a letter of instruction to Boston Financial Data Services, Inc. P.O. Box 8300, Boston, MA 02266-8300.

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13.  Your Cancellation and Refund Rights

45-Day Cancellation Right. You have certain cancellation rights. Within 60 days after your initial investment in a new Plan, the Custodian will send you a notice about these rights. If you elect to cancel your Plan within 45 days of the date of the mailing of that notice, you will receive a cash refund equal to the sum of (1) the total net asset value of the Fund shares credited to your Plan account on the date that the cancellation request is received by Boston Financial and (2) an amount equal to the difference between the total investments made under the Plan and the net amount invested in Fund shares.

18-Month Cancellation Right. In addition, you may cancel your Plan at any time within 18 months of your initial investment by sending written instructions to Boston Financial. If you cancel your Plan after the 45-day cancellation period described above has expired but before the 18 month cancellation period expires, you will receive a cash refund equal to the sum of (1) the total net asset value of the Fund shares credited to your Plan account on the date that the cancellation request is received by Boston Financial and (2) the amount by which the Creation and Sales Charges deducted from your total investments exceed 15% of the investments made up to the date of redemption.

Where to Send a Request. In order to receive the above refunds, you must send a written cancellation request to Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300. For your protection, if the amount of your refund will be more than $100,000, if the proceeds are to be sent to an address other than the address of record, if the proceeds are to be paid to someone other than the record owner of the account, or if you have changed your address within 15 days of your cancellation request and you wish to sell $10,000 or more of shares, your request must be signed by all the registered owners and you must include a medallion signature guarantee on your cancellation request.

Reinstatement After Cancellation. If you exercise your Cancellation and Refund Rights and redeem your Plan, you may not reinstate the proceeds from such a cancellation or refund at NAV, except as described under "Plan Reinstatement" on page 17. You may realize a capital gain or loss for federal income tax purposes at the time of redemption.

Notices. The Sponsor will send you a written notice of the 18-month right of cancellation if, during the first 15 months after the issuance of your Plan, you have missed three or more investments, or if, after the first 15 months but prior to the end of 18 months from the issuance of your Plan, you have missed one investment or more. If the Sponsor has previously sent you a notice during the first 15 months after the issuance of your Plan, a second notice will not be sent even if additional investments are missed. These notices will inform you of your Plan cancellation rights, and will include the value of your Plan and the amount you would be entitled to receive upon cancellation, as of the date of the notice.

14.  Terminating Your Plan

You may terminate your Plan completely at any time by redeeming all your shares. However, if you terminate your Plan before completing all the scheduled investments, the percentage of your total investments that will have been paid as Creation and Sales Charges will be higher than if you had completed your Plan. You may also partially redeem your Plan. See "Partial Redemption of Your Plan Shares" on page 14. If you terminate your Plan more than 60 days from the date of issuance of your Plan, you may avoid paying any commission that a security dealer may charge for terminating your Plan by sending written notice of termination to Boston Financial. If your Plan is not complete, a charge of $2.50 will be made for terminating your Plan.

Options Following Termination. When you terminate your Plan, you may choose to hold Fund shares directly by instructing the Custodian to deliver any or all of the Fund shares that have accumulated in your Plan for at least 60 days, properly registered in your name, to Fidelity Investments Institutional Operations Company, Inc., the transfer agent of the Fund. You may exchange your Fund shares for Class A shares of any of the Fidelity funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of a Fidelity fund that offers Daily Money Class shares, subject to minimum initial investment requirements. You may also receive a check for the proceeds by directing the Custodian, as your agent, to withdraw the shares, redeem them, and send the proceeds to you. For more information, see "Completed Plans and Exchanges" on page 17 and "Exchanging Shares" on page P-10 of the Fund's prospectus.

Where to Send Requests. Termination requests should be sent to Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300. Your termination request and any necessary medallion signature guarantees must be received in proper order before any withdrawals or redemptions can be executed. For your protection, if the amount of your proceeds from termination will be more than $100,000, if the proceeds are to be sent to an address other than the address of record, if the proceeds are to be paid to someone other than the record owner of the account, or if you have changed your address within 15 days of your termination request and you wish to sell $10,000 or more of shares, your request must be signed by all the registered owners and you must include a medallion signature guarantee on your termination request.

Automated Clearing House or Bank Wire. You may redeem your shares via the ACH or the Federal Reserve Wire System by calling Boston Financial at 1-800-225-5270. You must sign up for the ACH or the wire feature at least 5 days before using it. Please call your investment professional or Boston Financial to verify that this feature is set up on your account. You must designate the U.S. commercial

16

bank account(s) into which you want the redemption proceeds deposited. To add the ACH or the wire feature, or to change the bank account designated to receive redemption proceeds at any time prior to making a redemption request, you should send a letter of instruction, including a medallion signature guarantee and a blank voided check, to Boston Financial Data Services, Inc. P.O. Box 8300, Boston, Massachusetts 02266-8300. A $10 fee will be charged on each redemption of shares via the Federal Reserve Wire System.

Redemption Prices and Proceeds. The redemption price of your Fund shares will be at the NAV calculated after your order is received in proper form. Termination requests must be received by 4:00 p.m. Eastern Time to receive that day's NAV. You will receive proceeds by check made payable as the account is registered and mailed to the address of record. Ordinarily, you will be sent the proceeds within seven calendar days from the time Boston Financial accepts your termination request. However, Boston Financial will not mail redemption proceeds until checks received for the shares purchased have cleared (which may take up to 7 calendar days). The right of redemption of shares of the Fund may be suspended at times when the New York Stock Exchange is closed or if the SEC has determined that certain other emergencies exist. If the right of redemption of shares is suspended, Fund shares may not be redeemed, and therefore, cash withdrawals may not be made.

15.  Completed Plans and Exchanges

Once you have completed your Plan, you may elect to hold shares of the Fund directly by instructing the Custodian to deliver any or all of the Fund shares that have accumulated in your Plan, properly registered in your name, to the transfer agent of the Fund. To transfer your shares to the Fund, you will need to complete a Fidelity fund application. An annual fee of $12 will be charged if you have completed your Plan but elected not to hold shares of the Fund directly.

Fund shares held by you directly may be exchanged at NAV for Class A shares of any of the Fidelity funds that offer Advisor classes of shares or for Daily Money Class shares of a Fidelity fund that offers Daily Money Class shares, subject to minimum initial investment requirements. FMR is the investment adviser of Fidelity funds. For more information, see "Exchanging Shares" on page P-10 of the Fund's prospectus.

Exchanges between Destiny Plans II: N and Destiny Plans I: N (offered by means of a separate prospectus) are not permitted, nor may exchanges be made between these Plans and Destiny Plans I: O or Destiny Plans II: O offered by means of separate prospectuses. Shares of any class of Fidelity Advisor Diversified Stock Fund held by any Destiny Plans may not be exchanged for shares of any class of the Fund, nor may shares of any class of the Fund held by any Destiny Plans be exchanged for shares of Fidelity Advisor Diversified Stock Fund.

16.  Plan Reinstatement

You may reinstate a terminated Plan without any Creation and Sales Charges on the reinstated amount during the original term of your former Plan under the same account registration as your terminated Plan. You must make your reinstatement within 90 days after the date you terminated your former Plan. You need not reinstate all of the proceeds which you received upon termination, but you must reinstate at least 10% of the gross proceeds from the termination of your Plan. When you reinstate your Plan, it will be the same type of Plan, and invest in the same class of Fund shares, as your terminated Plan, at the NAV of that class next determined after your reinstatement request is accepted in good order by Boston Financial.

You may terminate tax-advantaged retirement Plan accounts and rollover (reinstate) the assets into another tax-advantaged retirement account without any sales charge as often as you wish subject to regulatory limitations as long as the only difference in the account registration of the Plan account is the name of the type of tax-advantaged retirement account. You may wish to consult with a tax adviser before terminating a tax-advantaged retirement account.

If you terminated your Plan and redeemed your shares under the Cancellation and Refund Rights described on page 16, you may not reinstate the proceeds from such a cancellation or refund at NAV until all refunded Creation and Sales Charges that were refunded in the cancellation have been deducted from the amount being replaced. The plan reinstatement privilege is separate from the partial redemption privilege described on page 14.

When you reinstate your Plan, your Plan will resume at the same monthly investment number that would have been due if you had not terminated your Plan. Your reinstated Plan will be credited for all monthly investments made to your terminated Plan. The total number of monthly investments to be made on your Plan will remain the same.

The Sponsor may, from time to time, extend the plan reinstatement privilege beyond the 90-day period on the terms described above. The extended reinstatement period will not be available unless the Sponsor has specified a time period during which the 90-day reinstatement period has been extended.

You should recognize that if you terminate your Plan you may realize a gain or loss for federal income tax purposes, but if you reinvest some or all of the proceeds in your Destiny Plan within 30 days of that termination date, you may not recognize a loss for federal income tax purposes.

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17.  Taxes

For tax purposes, you will be treated as directly owning Fund shares. The Fidelity Destiny Portfolios prospectus more fully describes how the dividends and distributions that are paid to you or reinvested for you may be taxable to you. You bear the responsibility for any taxes payable with respect to any of the profits realized on sales or transfers by the Custodian or Sponsor of Fund shares or other property credited to your account in accordance with the provisions of your Plan and for any taxes levied or assessed with respect to Fund shares or the income from Fund shares. For more information, see "Tax Consequences" on page P-11 of the Fund's prospectus.

The cost basis of your shares is the amount you paid for those shares, including the Creation and Sales Charges and the cost of any reinvested distributions. If you own a Fidelity Destiny IRA and itemize your deductions, you may be able to claim a miscellaneous itemized deduction for any administrative or trustee fees incurred in connection with that IRA if those fees are billed separately or paid separately.

18.  Termination of Your Plan by the Sponsor or Custodian

Although a Plan may call for regular investments over a 10 year or 15 year period, neither the Sponsor nor the Custodian can terminate your Plan until 360 investments have been made unless the Plan is in default or unless shares of the Fund are not obtainable and a substitution is not made. See "Substitution of the Underlying Investment" on page 19. Normally, a Plan is in default if no investments have been made for six consecutive months. However, under the current policy, a Plan is not in default if one investment has been made during each six-month period of the calendar year. Although the Sponsor does not currently intend to do so, the Sponsor reserves the right to change the current default policy in the future. The default period will not start until you have been given full credit for the amount of any advance investments you have made.

After 360 investments, or if other events justify termination, the Sponsor or the Custodian may terminate your Plan with 60 days written notice by mailing you notice of termination at the address shown on your Plan account registration. The notice will request that you choose to have the Plan distributed either in cash or in Fund shares (together with the cash value of any fractional shares) after deduction for all authorized charges, fees and expenses. Upon termination, the Custodian, acting as your agent, may surrender for liquidation either all of the Fund shares credited to your Plan or sufficient Fund shares to pay all authorized deductions and leave no fractional shares. The Fund shares and any cash remaining after paying all authorized deductions will be held by the Custodian for delivery to you.

No interest will be paid by the Custodian on any cash balances. If you do not respond within 60 days after the notice of termination is mailed to you, the Custodian, at its discretion, may at any time thereafter fully discharge its obligations by mailing a check for the liquidated value of the Fund shares to you. You will then have no further rights under the Plan except that if the check is returned to the Custodian undelivered, the Custodian will continue to hold these assets for your benefit, subject only to any applicable escheatment laws. The Custodian has no obligation to pay interest on or to reinvest checks returned to it.

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SUBSTITUTION OF THE UNDERLYING INVESTMENT

The Sponsor may substitute the shares of another investment medium as the underlying investment if it deems the substitution to be in the best interest of Planholders. The substituted shares shall be generally comparable in character and quality to the present Fund shares, and shall be registered with the SEC under the Securities Act of 1933. Before any substitution can be effected, the Sponsor must:

(a)  obtain an order from the SEC approving the substitution;

(b)  give written notice of the proposed substitution to the Custodian;

(c)  give a written notice of the proposed substitution to each Planholder that includes a reasonable description of the new fund shares, with the advice that, unless the Plan is surrendered within 30 days of the date of the mailing of the notice, you will be considered to have consented to the substitution and to have agreed to bear the pro rata share of expenses and taxes in connection with it; and

(d)  provide the Custodian with a signed certificate stating that proper notice under these provisions has been given to each Planholder.

If your Plan is not surrendered within 30 days from the date the notice was sent to you, the Custodian shall purchase the new shares for your Plan with any dividends or distributions which may be reinvested for your Plan. If the new shares are also to be substituted for the shares your Plan already holds, the Sponsor must arrange to have the Custodian furnished, without payment of a sales charge or fees of any kind, with new shares having an aggregate value equal to the value of the shares for which they are to be exchanged.

If Fund shares are not available for purchase for a period of 120 days or longer, and the Sponsor fails to substitute other shares, the Custodian may, but is not required to, either select another underlying investment or terminate the Plan. If the Custodian selects a substitute investment, it shall first obtain an order from the SEC approving the substitution, as specified above, and then shall notify each Planholder. If, within 30 days after mailing the required notice to you, you give your written approval of the substitution and agree to bear the pro rata share of actual expenses, including tax liability sustained by the Custodian, the Custodian may thereafter purchase the substituted shares. Your failure to give written approval of the substitution within the 30-day period shall give the Custodian the authority to terminate your Plan.

GENERAL

The terms of the Plan are set out in a Custodian Agreement, which is governed by the laws of the Commonwealth of Massachusetts. The Plan is a unit investment trust under the Investment Company Act of 1940 ("1940 Act"), and is registered with the SEC. Registration with the SEC does not imply supervision of management or investment practices or policies by the SEC. No Plan certificates are available. New Fidelity Systematic Investment Plans are no longer offered for sale.

In addition to the Plan described in this prospectus, there are currently three other series of Fidelity Systematic Investment Plans: Destiny Plans I: N (together with the Plan, the "N Plans"), Destiny Plans I: O and Destiny Plans II: O (together, the "O Plans"). A copy of separate prospectuses describing the three Plans in detail is available from your investment professional or from Fidelity Distributors Corporation. The O Plans have been closed to new investors since December 15, 1999. The N Plans have been closed to new investors since October 27, 2006.

The organization, management and investment policies of Fidelity Destiny Portfolios are fully described in the Fund's prospectus beginning on page P-1. Generally, shares of the Fund are purchased at the next NAV calculated after your investment is received in good order by the Custodian. Dividends and distributions received on Fund shares will be reinvested by the Custodian, after making authorized deductions, in additional shares of the Fund at the then-current NAV unless otherwise directed by the Sponsor or unless you direct Boston Financial to remit them to you in cash.

Commissions ranging from 41.7% to 92.4% of the total Creation and Sales Charges will be paid to authorized investment broker-dealer firms and mutual fund dealers that are members of FINRA and have executed a Destiny Selling Dealer Agreement with the Sponsor. From time to time the Sponsor may increase the commissions paid to broker-dealer firms to 100%. 12b-1 fees may also be paid to these broker-dealers. These broker-dealers are independent contractors. Nothing in this prospectus or in other literature or confirmations issued by the Sponsor, the Custodian or Boston Financial including the words "representative" or "commission," makes any broker-dealer a partner, employee or agent of the Sponsor, the Custodian or Boston Financial. Neither the Sponsor, the Custodian nor Boston Financial shall be liable for any acts or obligations of any dealer or investment broker.

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THE CUSTODIAN

State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, is the Custodian for the Plan under a Custodian Agreement with the Sponsor and maintains custody of the Plan. Plan services are provided by the Custodian or its affiliated bookkeeping and administrative service agent, Boston Financial Data Services, Inc. (Boston Financial). Acting as your agent, the Custodian assumes the responsibility for the many administrative details of your Plan.

All correspondence should be directed to Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300 or your financial representative.

The Custodian has delegated certain administrative functions to Boston Financial, an affiliate of the Custodian. Under the delegation arrangement, the Custodian pays to Boston Financial all or a portion of the fees and charges made in the course of performing the administrative functions. Boston Financial mails to each Planholder a receipt for each investment, a statement of the number of shares held in the Plan, notices, including distribution notices and tax statements, reports to shareholders, prospectuses and proxy material.

You send your monthly Plan investments to Boston Financial. After making authorized deductions, Boston Financial applies the money to the purchase of Fund shares. Investments in the Plan purchase shares of Class A of the Fund. The Custodian holds these Fund shares in its custody, receiving dividends and distributions that, at your option, may be remitted either to you or reinvested in additional Fund shares.

The Custodian causes periodic audits to be taken of the records it maintains relating to the Plan, unless those audits are arranged for by the Sponsor, and prepares certain other reports required by law.

The Custodian has assumed only those obligations specifically imposed on it under the Custodian Agreement with the Sponsor. These obligations do not include the duties of investment ordinarily imposed upon a trustee. The Custodian has no responsibility for the choice of the underlying investment, for the investment policies and practices of the manager of the Fund or for the acts or omissions of the Sponsor.

The Custodian Agreement cannot be amended to adversely affect your rights and privileges without your written consent, nor may the Custodian resign unless a successor has been designated and has accepted the Custodianship. That successor must be a bank or trust company that has capital, surplus and undivided profits totaling at least $2,000,000. The Custodian may be changed without notice to you or your approval. The Custodian may terminate its obligation to accept new Plans for custodianship if the Sponsor fails to perform certain activities it is required to perform under the Custodian Agreement or if the Custodian terminates its custodianship on 90 days' notice after the third year of the term of the Custodian Agreement, or on 30 days' notice after the expiration of any further two-year period.

THE SPONSOR

Fidelity Distributors Corporation (Distributors or Sponsor), 100 Salem Street, Smithfield, Rhode Island 02917, is a Massachusetts corporation organized on July 18, 1960. It is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of FINRA. The Sponsor's Directors and Executive Officers are listed below:

Scott Couto, Director and President (2011 - present), is Director and President of Fidelity Investments Institutional Services Company, Inc.

Lynne Goldman, Director (2015 - present), is Director of Fidelity Investments Institutional Services Company, Inc.

Michael Lyons, Chief Financial Officer (2014 - present), is Chief Financial Officer of Fidelity Investments Institutional Services Company, Inc.

Robert F. Bachman, Executive Vice President (2015 - present).

Steven F. Schiffman, Treasurer (2010 - present), is Treasurer of FMR LLC and Treasurer of Fidelity Investments Institutional Services Company, Inc.

Eric C. Green, Assistant Treasurer (2016 - present) is Executive Vice President, Tax of FMR LLC and Assistant Treasurer of Fidelity Investments Institutional Services, Company, Inc. and FMR LLC.

Peter D. Stahl, Secretary (2013 - present), is Secretary of FMR LLC and Assistant Secretary of Fidelity Investments Institutional Services Company, Inc.

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Natalie Kavanaugh, Chief Legal Officer (2010 - present).

Brian C. McLain, Assistant Secretary (2013 - present).

Jason J. Linde, Chief Compliance Officer (2016 - present), is Chief Compliance Officer of Fidelity Investments Institutional Services Company, Inc.

During the twelve months ended September 30, 2016, the officers of the Sponsor received no compensation from the Sponsor for their services to the Sponsor. All officers and employees of the Sponsor are currently covered by a broker's blanket bond in the amount of $100,000,000.

The Sponsor is an affiliate of FMR, both of which are wholly-owned subsidiaries of FMR LLC. The Sponsor is principal underwriter for other Fidelity funds whose shares are offered for sale to the public and is sponsor for other unit investment trusts for accumulation of shares of certain other Fidelity funds. FMR is adviser to the funds in the Fidelity family of funds.

The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Abigail P. Johnson family, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

Ms. Abigail P. Johnson is Trustee and Chairman of the Board of Trustees of certain investment companies advised by FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc., and Strategic Advisers, Inc. Ms. Johnson serves as President (2013 - present) and Chief Executive Officer (2014 - present) of FMR LLC, President of Fidelity Financial Services (2012 - present) and President of Personal, Workplace and Institutional Services (2005 - present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011 - present), Chairman and Director of FMR (2011 - present), and the Vice Chairman and Director (2007 - present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001 - 2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001 - 2005), Senior Vice President of the Fidelity funds (2001 - 2005), and managed a number of Fidelity funds.

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ILLUSTRATIONS OF HYPOTHETICAL DESTINY PLANS II: N

DESTINY PLANS II: N
ILLUSTRATION OF A HYPOTHETICAL 15 YEAR ($50 MONTHLY) PLAN

The table below assumes an initial investment of $50 and subsequent investments of $50 per month in a 15 year Plan with income, dividends and capital gain distributions reinvested in additional shares. The illustration includes the effect of expenses paid by Class A. No adjustments have been made for any income taxes payable by investors on capital gain distributions and dividends reinvested. The table covers the period from October 2001 through September 2016, with all investments made at the end of each month.

This period was one of widely fluctuating common stock prices. The results shown are based on historical performance and should not be considered a representation of the investment results you would obtain if you started a new Plan today. Your Plan does not assure a profit or protect against a loss. When you sell your shares they may be worth more or less than you paid for them.

Investment No.	Fiscal Year Ended		Cumulative Investments	Creation and Sales Charges(A)	Net Investment	Total Value of Plan(B)
1 - 12	Sept-02		$600.00	$300.00	$300.00	$248.82
13 - 24	Sept-03		1,200.00	0.00	900.00	930.05
25 - 36	Sept-04		1,800.00	0.00	1,500.00	1,635.84
37 - 48	Sept-05		2,400.00	0.00	2,100.00	2,407.48
49 - 60	Sept-06		3,000.00	0.00	2,700.00	3,298.85
61 - 72	Sept-07		3,600.00	0.00	3,300.00	4,578.62
73 - 84	Sept-08		4,200.00	0.00	3,900.00	4,036.07
85 - 96	Sept-09		4,800.00	0.00	4,500.00	4,391.64
97 - 108	Sept-10		5,400.00	0.00	5,100.00	5,512.12
109 - 120	Sept-11		6,000.00	0.00	5,700.00	6,148.61
121 - 132	Sept-12		6,600.00	0.00	6,300.00	8,339.91
133 - 144	Sept-13		7,200.00	0.00	6,900.00	10,603.20
145 - 156	Sept-14		7,800.00	0.00	7,500.00	12,981.22
157 - 168	Sept-15		8,400.00	0.00	8,100.00	12,829.24
169 - 180	Sept-16		9,000.00	0.00	8,700.00	15,361.33
		TOTAL	$9,000.00	$300.00	$8,700.00	$15,361.33

(A)  Under the terms of this Plan out of an initial investment of $50, $25 is deducted as a sales charge from the initial investment and from each of the next 11 investments for a total charge of $300. If all 180 payments in the 15 year plan are made, total sales charges will amount to 3.33% of the total investment in the Plan.

(B)  Total Value is determined by the Fund's fiscal year-end NAV.

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DESTINY PLANS II: N
ILLUSTRATION OF A HYPOTHETICAL 15 YEAR ($250 MONTHLY) PLAN

The table below assumes an initial investment of $250 and subsequent investments of $250 per month in a 15 year Plan with income, dividends and capital gain distributions reinvested in additional shares. The illustration includes the effect of expenses paid by Class A. No adjustments have been made for any income taxes payable by investors on capital gain distributions and dividends reinvested. The table covers the period from October 2001 through September 2016, with all investments made at the end of each month.

This period was one of widely fluctuating common stock prices. The results shown are based on historical performance and should not be considered a representation of the investment results you would obtain if you started a new Plan today. Your Plan does not assure a profit or protect against a loss. When you sell your shares they may be worth more or less than you paid for them.

Investment No.	Fiscal Year Ended		Cumulative Investments	Creation and Sales Charges(A)	Net Investment	Total Value of Plan(B)
1 - 12	Sept-02		$3,000.00	$1,500.00	$1,500.00	$1,244.10
13 - 24	Sept-03		6,000.00	0.00	4,500.00	4,650.27
25 - 36	Sept-04		9,000.00	0.00	7,500.00	8,179.21
37 - 48	Sept-05		12,000.00	0.00	10,500.00	12,037.40
49 - 60	Sept-06		15,000.00	0.00	13,500.00	16,494.26
61 - 72	Sept-07		18,000.00	0.00	16,500.00	22,893.12
73 - 84	Sept-08		21,000.00	0.00	19,500.00	20,180.33
85 - 96	Sept-09		24,000.00	0.00	22,500.00	21,958.22
97 - 108	Sept-10		27,000.00	0.00	25,500.00	27,560.60
109 - 120	Sept-11		30,000.00	0.00	28,500.00	30,743.04
121 - 132	Sept-12		33,000.00	0.00	31,500.00	41,699.57
133 - 144	Sept-13		36,000.00	0.00	34,500.00	53,015.98
145 - 156	Sept-14		39,000.00	0.00	37,500.00	64,906.09
157 - 168	Sept-15		42,000.00	0.00	40,500.00	64,146.20
169 - 180	Sept-16		45,000.00	0.00	43,500.00	76,806.65
		TOTAL	$45,000.00	$1,500.00	$43,500.00	$76,806.65

(A)  Under the terms of this Plan out of an initial investment of $250, $125 is deducted as a sales charge from the initial investment and from each of the next 11 investments for a total charge of $1,500. If all 180 payments in the 15 year plan are made, total sales charges will amount to 3.33% of the total investment in the Plan.

(B)  Total Value is determined by the Fund's fiscal year-end NAV.

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DESTINY PLANS II: N
ILLUSTRATION OF A HYPOTHETICAL 10 YEAR ($50 MONTHLY) PLAN

The table below assumes an initial investment of $50 and subsequent investments of $50 per month in a 10 year Plan with income, dividends and capital gain distributions reinvested in additional shares. The illustration includes the effect of expenses paid by Class A. No adjustments have been made for any income taxes payable by investors on capital gain distributions and dividends reinvested. The table covers the period from October 2006 through September 2016, with all investments made at the end of each month.

This period was one of widely fluctuating common stock prices. The results shown are based on historical performance and should not be considered a representation of the investment results you would obtain if you started a new Plan today. Your Plan does not assure a profit or protect against a loss. When you sell your shares they may be worth more or less than you paid for them.

Investment No.	Fiscal Year Ended		Cumulative Investments	Annual Sales Charges(A)	Net Investments	Total Value of Plan(B)
1 - 12	Sept-07		$600.00	$300.00	$300.00	$328.11
13 - 24	Sept-08		1,200.00	0.00	900.00	751.53
25 - 36	Sept-09		1,800.00	0.00	1,500.00	1,408.46
37 - 48	Sept-10		2,400.00	0.00	2,100.00	2,202.65
49 - 60	Sept-11		3,000.00	0.00	2,700.00	2,775.80
61 - 72	Sept-12		3,600.00	0.00	3,300.00	4,121.86
73 - 84	Sept-13		4,200.00	0.00	3,900.00	5,578.70
85 - 96	Sept-14		4,800.00	0.00	4,500.00	7,127.46
97 - 108	Sept-15		5,400.00	0.00	5,100.00	7,292.98
109 - 120	Sept-16		6,000.00	0.00	5,700.00	9,010.90
		TOTAL	$6,000.00	$300.00	$5,700.00	$9,010.90

(A)  Under the terms of this Plan out of an initial investment of $50, $25 is deducted as a sales charge from the initial investment and from each of the next 11 investments for a total charge of $300. If all 120 payments in the 10 year plan are made, total sales charges will amount to 5.00% of the total investment in the Plan.

(B)  Total Value is determined by the Fund's fiscal year-end NAV.

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DESTINY PLANS II: N
ILLUSTRATION OF A HYPOTHETICAL 10 YEAR ($250 MONTHLY) PLAN

The table below assumes an initial investment of $250 and subsequent investments of $250 per month in a 10 year Plan with income, dividends and capital gain distributions reinvested in additional shares. The illustration includes the effect of expenses paid by Class A. No adjustments have been made for any income taxes payable by investors on capital gain distributions and dividends reinvested. The table covers the period from October 2006 through September 2016, with all investments made at the end of each month.

This period was one of widely fluctuating common stock prices. The results shown are based on historical performance and should not be considered a representation of the investment results you would obtain if you started a new Plan today. Your Plan does not assure a profit or protect against a loss. When you sell your shares they may be worth more or less than you paid for them.

Investment No.	Fiscal Year Ended		Cumulative Investments	Annual Sales Charges(A)	Net Investments	Total Value of Plan(B)
1 - 12	Sept-07		$3,000.00	$1,500.00	$1,500.00	$1,640.54
13 - 24	Sept-08		6,000.00	0.00	4,500.00	3,757.64
25 - 36	Sept-09		9,000.00	0.00	7,500.00	7,042.31
37 - 48	Sept-10		12,000.00	0.00	10,500.00	11,013.27
49 - 60	Sept-11		15,000.00	0.00	13,500.00	13,878.98
61 - 72	Sept-12		18,000.00	0.00	16,500.00	20,609.32
73 - 84	Sept-13		21,000.00	0.00	19,500.00	27,893.48
85 - 96	Sept-14		24,000.00	0.00	22,500.00	35,637.32
97 - 108	Sept-15		27,000.00	0.00	25,500.00	36,464.92
109 - 120	Sept-16		30,000.00	0.00	28,500.00	45,054.49
		TOTAL	$30,000.00	$1,500.00	$28,500.00	$45,054.49

(A)  Under the terms of this Plan out of an initial investment of $250, $125 is deducted as a sales charge from the initial investment and from each of the next 11 investments for a total charge of $1,500. If all 120 payments in the 10 year plan are made, total sales charges will amount to 5.00% of the total investment in the Plan.

(B)  Total Value is determined by the Fund's fiscal year-end NAV.

25

GLOSSARY

Completed Plan: A Plan is complete once the Face Amount of the Plan has been invested.

Contractual Plan: A type of capital accumulation plan in which the investor makes a firm commitment to invest a specific amount of money in a fund during a specified time period.

Current Plan: A plan in which there are at least as many investments recorded as there are months elapsed since establishment of the plan. A Completed Plan that has not been redeemed is a Current Plan. Tax-advantaged retirement plans are Current Plans.

Dollar-Cost Averaging: A system of buying fixed dollar amounts of securities at regular intervals, regardless of the price of the shares. This method may result in an average cost that is lower than the average price at which the securities were purchased because an investment of a fixed dollar amount buys more shares when the share price is low and fewer shares when the share price is high.

Face Amount: The total dollar amount of investments needed to complete a particular plan. For example, a $300 per month, 15 year plan would have a Face Amount of $54,000.

Face Change: Increasing or decreasing the dollar amount needed to complete a particular plan is known as a Face Change.

Mutual Fund: An investment company that pools capital from shareholders and invests in stocks, bonds, options, or other securities. Mutual funds offer investors the advantages of diversification and professional management.

Rights of Accumulation: The right to reduce the Creation and Sales Charges paid on two or more Plans based on the total Face Amount of the Plans.

Systematic Investment Plan or Periodic Payment Plan: An investment program in which an investor invests a specified amount of money in a fund at regular intervals. A Contractual Plan is a special type of systematic investment plan.

Unit Investment Trust (UIT): An investment company that has its own portfolio of securities in which it invests. It sells interests in this portfolio in the form of redeemable securities. Unit investment trusts are organized under a trust indenture or custodian agreement, not a corporate charter.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors of Fidelity Distributors Corporation and Planholders under Fidelity Systematic Investment Plans: Destiny Plans II: N:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Systematic Investment Plans: Destiny Plans II: N (the "Plan") at September 30, 2016, the results of its operations and the changes in its net assets for each of the three years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the transfer agent of the underlying Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 22, 2016

27

Fidelity Systematic Investment Plans: Destiny Plans II: N
Financial Statements

Statement of Assets and Liabilities
September 30, 2016

Assets:
Securities of investment company:
25,880,566 Class A shares of Fidelity Advisor Capital Development Fund held for investors, valued at net asset value of $13.97 per share (Note 1) (average cost $296,224,707)		$361,551,502
Cash		3,425
Receivable for Class A Fidelity Advisor Capital Development Fund shares sold		43,608
Total assets		$361,598,535
Liabilities:
Payable for Class A Fidelity Advisor Capital Development Fund shares purchased	$3,425
Payable to Planholders for Class A of Fidelity Advisor Capital Development Fund shares sold	43,608
Payable to custodian, sponsor and broker/dealer (Note 4)	232,065
Total liabilities		279,098
Net Assets (Note 2) (equivalent to $13.96 per share)		$361,319,437

Statements of Operations

	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Investment Income:
Distributions received on Class A shares of Fidelity Advisor Capital Development Fund from net investment income	$4,394,687	$3,822,425	$1,303,838
Expenses (Note 4):
Account fees	334,732	349,809	367,760
Net investment income (loss)	4,059,955	3,472,616	936,078
Realized and Unrealized Gain/(Loss) on Investments:
Complete and partial investment liquidations:
Proceeds received	31,439,905	35,516,611	41,255,345
Cost of Class A shares of Fidelity Advisor Capital Development Fund	(27,705,883)	(27,696,044)	(29,091,982)
Net realized gain/(loss) on investment liquidations	3,734,022	7,820,567	12,163,363
Net change in unrealized appreciation (depreciation)	24,526,819	(82,531,758)	42,275,151
Net realized and unrealized gain/(loss) on investments	28,260,841	(74,711,191)	54,438,514
Distributions received on Class A shares of Fidelity Advisor Capital Development Fund from net realized gains on investments	14,777,457	52,454,722	0
Net increase/(decrease) in net assets resulting from operations	$47,098,253	$(18,783,853)	$55,374,592

The accompanying notes are an integral part of the financial statements.

28

Destiny Plans II: N - Financial Statements - continued

Statements of Changes in Net Assets Invested in Class A Shares of Fidelity Advisor Capital Development Fund

	Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014
	Amount	Shares	Amount	Shares	Amount	Shares
Net assets at beginning of period	$333,665,368	25,884,173	$374,337,439	23,266,281	$344,784,458	24,877,116
Additions during period:
From investor payments	11,866,408		13,559,457		15,243,293
Less: Creation and Sales Charges (Note 4)	(2,119)		(5,262)		(1,279)
Balance invested in Class A shares of Fidelity Advisor Capital Development Fund	11,864,289	912,204	13,554,195	931,455	15,242,014	1,005,723
Net investment income (loss)	4,059,955		3,472,616		936,078
Distributions received on Class A shares of Fidelity Advisor Capital Development Fund from net realized gains on investments	14,777,457		52,454,722		0
Less: Cash distributions to investors	(36,630)		(105,700)		(2,504)
Balance reinvested/(divested) in Class A shares of Fidelity Advisor Capital Development Fund	18,800,782	1,504,797	55,821,638	4,132,274	933,574	77,363
Net realized gain/(loss) on investment liquidations	3,734,022		7,820,567		12,163,363
Net change in unrealized appreciation (depreciation)	24,526,819		(82,531,758)		42,275,151
Total	392,591,280	28,301,174	369,002,081	28,330,010	415,398,560	25,960,202
Deductions during period:
Redemptions and cancellations of Class A shares of Fidelity Advisor Capital Development Fund paid to investors	(31,271,843)	(2,420,608)	(35,336,713)	(2,445,837)	(41,061,121)	(2,693,921)
Net assets at end of period	$361,319,437	25,880,566	$333,665,368	25,884,173	$374,337,439	23,266,281

Destiny Plans II: N - Financial Highlights

	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Selected Per-Share Data (Note 1)
Net asset value, beginning of period	$12.89	$16.09	$13.86	$11.73	$9.41
Income (loss) from Investment Operations:
Net investment income (loss)A	0.15	0.13	0.04	0.08	0.01
Net realized and unrealized gain (loss)	1.67	(0.88)	2.24	2.14	2.35
Total from Investment Operations	1.82	(0.75)	2.28	2.22	2.36
Less Distributions from:
Net investment income	(0.17)	(0.17)	(0.05)	(0.09)	(0.03)
Net realized gains	(0.58)	(2.28)	0.00	0.00	(0.01)
Total Distributions	(0.75)	(2.45)	(0.05)	(0.09)	(0.04)
Net asset value, end of period	$13.96	$12.89	$16.09	$13.86	$11.73
Total Return	14.71%	(5.44)%	16.52%	19.13%	25.09%
Ratios to Average Net Assets
ExpensesB	0.09%	0.09%	0.10%	0.12%	0.14%
Net investment income (loss)	1.19%	0.93%	0.25%	0.65%	0.12%

A  Calculated based on average shares outstanding during the period.

B  Expenses of the underlying Fund are not included in the Plan's expense ratio.

The accompanying notes are an integral part of the financial statements.

29

Notes to Financial Statements

1. Significant Accounting Policies: The Plan is a unit investment trust registered under the Investment Company Act of 1940, as amended, with the Securities and Exchange Commission, investing only in the Class A shares of Fidelity Advisor Capital Development Fund (the "Fund"). Accordingly, the financial statements of the Fund, not included in this report, should be read in conjunction with the Plan's financial statements. The semi-annual and annual financial statements of the Fund are distributed to Planholders. Destiny Plans II: N is for the accumulation of Class A shares of the Fund. Destiny Plans II: N was closed to new investors on October 27, 2006.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for unit investment trusts which permit management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. These financial statements present an aggregate view of the individual Planholders' results of operations and financial position and accordingly, the reported net asset value per share and selected financial highlights may differ significantly from the Planholders' actual results due primarily to the timing of entry into the Plan and the varying face amounts of the Planholders' certificates. Events or transactions occurring after period end through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Plan:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Plan categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels shown below.

Level 1 - Quoted prices in active markets for identical investments

Level 2 - Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - Unobservable inputs (including the Plan's own assumptions based on the best information available)

Valuation techniques used to value the Plan's investments by major category are as follows. Investments in the underlying Fund are valued at its closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Expenses. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal Income Taxes. No provisions are made for federal income taxes. All income dividends and capital gain distributions received by Planholders are treated as if received directly from the underlying Fund. A Planholder will not realize any gain or loss upon withdrawal from the Plan when transferring to an account for direct ownership of the underlying Fund shares. Any liquidation by a Planholder of the Plan will be treated as if the underlying Fund shares were sold.

The Plan is subject to the provisions of ASC 740 Income Taxes. ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. ASC 740 does not result in any unrecognized tax benefits in the accompanying financial statements.

Transaction Dates. Fund share transactions are recorded on the trade date. Dividend income and capital gain distributions are recorded on the ex-dividend date.

Cost Method. The investment in Class A shares of the Fund at cost is based on average cost.

30

Notes to Financial Statements - continued

2. Plan Assets

Destiny Plans II: N assets consisted of the following at September 30, 2016:

Systematic Investment Plans
Net payments received from investors on outstanding Plans	$211,223,502
Deduct:
Creation and Sales Charges	(9,051,689)
Net payments invested in Class A shares of Fidelity Advisor Capital Development Fund	202,171,813
Add:
Distributions from net investment income reinvested	12,733,312
Distributions from realized gains reinvested	81,319,582
Unrealized appreciation/(depreciation) in Class A shares of Fidelity Advisor Capital Development Fund held at September 30, 2016	65,326,795
Deduct:
Fees payable	(232,065)
Net assets	$361,319,437

3. Investment Transactions

Purchases and sales of investments for the year ended September 30, 2016 were $30,826,641 and $28,583,476, respectively.

4. Expenses, Deductions and Transactions with Affiliates:

Creation and Sales Charges

The Sponsor received Creation and Sales Charges from investments into the Plans. A portion of these sales charges are reallowed to financial intermediaries. Fidelity Distributors Corporation retained approximately $0, $0 and $0 as its portion of the Creation and Sales Charges on sales of Destiny Plans II: N during the years ended September 30, 2016, 2015, and 2014, respectively.

Creation and Sales Charges are also assessed on any changes in the face amount of a Plan. These Creation and Sales Charges may be paid by liquidating shares of the Plan and are included within the redemption proceeds reflected within the financial statements. For the years ended September 30, 2016, 2015, and 2014, the charges were $0, $0, and $0, for Destiny Plans II: N, respectively.

Account Fees

The Plan was charged additional account fees for certain services provided by the Custodian as described below. The Custodian deducts these fees from the Planholder's account. The fees may be paid out of principal from the proceeds of the sale of Fund shares in the Planholder's account. With respect to the Completed Plan Fee and the Inactive Account Fee, the fees are paid first from dividends and distributions.

Completed Plan and Inactive Account Fees: An annual fee of $12 is charged if Planholders completed their Plan but did not elect to hold Class A shares of the Fund directly or did not complete their Plan and the Plan is not current. For the years ended September 30, 2016, 2015, and 2014, account fees of $172,445, $175,918, and $181,352, were charged to Planholders of Destiny Plans II: N, respectively.

Fidelity Destiny IRA Maintenance Fee: If a Planholder has a Fidelity Destiny IRA, the Planholder is charged an annual $10 maintenance fee. For the years ended September 30, 2016, 2015, and 2014, account fees of $162,287, $173,891, and $186,408 were charged to Planholders of Destiny Plans II: N, respectively.

Fund Transactions

As more fully described in the financial statements of the underlying Fund, affiliates of the Sponsor earn fees for services provided to the Fund.

31

Notes to Financial Statements - continued

5. Other Matters

Effective October 27, 2006, the Military Personnel Financial Services Protection Act (the "Act") prohibits the issuance or sale of new periodic payment plans, such as the Destiny Plans. The Act does not alter, invalidate, or otherwise affect any rights or obligations, including rights of redemption, of existing Planholders.

The Plan does not invest in Fidelity Advisor Capital Development Fund for the purpose of exercising management or control; however, investments by the Plan within its principal investment strategies may represent a significant portion of Fidelity Advisor Capital Development Fund's net assets. For the year ended September 30, 2016, the Plan was the owner of record of 13% of the total net assets of Fidelity Advisor Capital Development Fund.

32

FIDELITY DISTRIBUTORS CORPORATION
(SEC I.D.No. 8-08775)

STATEMENT OF FINANCIAL CONDITION
AS OF DECEMBER 31, 2015
AND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

*******

Filed pursuant to Rule 17a-5(e)(3)
under the Securities Exchange Act of 1934
as a PUBLIC DOCUMENT.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Management of Fidelity Distributors Corporation:

In our opinion, the accompanying statement of financial condition presents fairly, in all material respects, the financial position of Fidelity Distributors Corporation (the "Company") at December 31, 2015 in conformity with accounting principles generally accepted in the United States of America. This Statement of Financial Condition is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

February 26, 2016

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017
T: (646) 471 3000, F: (646) 471 8320, www.pwc.com/us

34

FIDELITY DISTRIBUTORS CORPORATION

STATEMENT OF FINANCIAL CONDITION
AS OF DECEMBER 31, 2015
(Dollars in thousands, except share data)

ASSETS
Cash	$296
Securities owned - at fair value	107,948
Receivables:
Brokers and dealers	174,240
Mutual funds	462,208
Total receivables	636,448
Deferred dealer concessions, net	11,535
Other assets	252
Total assets	$756,479
LIABILITIES
Payables:
Brokers and dealers	$503,840
Mutual funds	174,223
Total liabilities	678,063
COMMITMENTS AND CONTINGENCIES
STOCKHOLDER'S EQUITY
Preferred stock, 5% non cumulative, $100 par value; authorized 5,000 shares; 4,750 shares issued and outstanding	475
Common stock, $1 par value; authorized 1,000,000 shares; 1,061 shares issued and outstanding	1
Additional paid-in capital	93,500
Retained earnings	80,949
Total stockholder's equity	174,925
Less: Net receivable from Parent	(96,509)
Total stockholder's equity, net	78,416
Total liabilities and stockholder's equity, net	$756,479

The accompanying notes are an integral part of the statement of financial condition.
35

FIDELITY DISTRIBUTORS CORPORATION

NOTES TO STATEMENT OF FINANCIAL CONDITION
(Dollars in thousands)

1.  Organization:

Fidelity Distributors Corporation (the "Company") is a registered broker-dealer with the Securities and Exchange Commission and a member of the Financial Industry Regulatory Authority. The Company is a wholly owned subsidiary of FMR LLC (the "Parent"). The Company is the principal underwriter and distributor of the Fidelity mutual funds. The Fidelity mutual funds are managed by Fidelity Management & Research Company ("FMR Co."), a wholly owned subsidiary of FMR LLC, and other affiliated companies. FMR Co. is a registered investment advisor under the Securities and Exchange Commission Investment Advisers Act of 1940. The Company is also the sponsor of the Fidelity Destiny Plans.

The Company generates all of its marketing and distribution services revenue by providing services to FMR Co. and other affiliated companies. Fees for such services are based on costs incurred plus a mark-up as agreed upon between the parties. The Company also earns marketing and distribution services revenue based on a percentage of the average daily net assets of the funds managed by affiliated companies. The Company's mutual fund distribution fees are generated from Fidelity mutual funds. This revenue is also based on a percentage of the average net assets in those funds. As a result, the Company's revenues may fluctuate based on the performance of financial markets.

2.  Summary of Significant Accounting Policies:

Basis of Presentation and Use of Estimates

The preparation of the statement of financial condition in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, including fair value measurements, and the disclosure of contingent assets and liabilities. Actual results could differ from the estimates included in the statement of financial condition.

Cash

For the purposes of reporting cash flows and amounts in the statement of financial condition, the Company defines cash as cash on hand, demand deposits, and time deposits with original maturities less than 60 days. The Company's policy is to invest excess cash into money market funds which are classified as securities owned at fair value in the statement of financial condition.

Receivables from and Payables to Brokers and Dealers and Mutual Funds

Receivables from brokers and dealers and receivables from mutual funds include mutual fund purchase and redemption trades, measured at transaction value, that are unsettled at December 31, 2015. The receivables from brokers and dealers include $11,523 receivable from an affiliate. The receivables from mutual funds of $462,208 are from mutual fund companies managed by affiliates.

Payables to brokers and dealers and payables to mutual funds include mutual fund purchase and redemption trades, measured at transaction value, that are unsettled at December 31, 2015. The payables to brokers and dealers include $14,825 payable to an affiliate. The payables to mutual funds of $174,223 are to mutual fund companies managed by affiliates.

Fair Value Measurements

The Company categorizes the financial assets and liabilities carried at fair value in its statement of financial condition based upon a three-level valuation hierarchy. The hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable valuation inputs (Level 3). If the inputs used to measure a financial asset or liability cross different levels of the hierarchy, categorization is based on the lowest level input that is significant to the fair value measurement. Management's assessment of the significance of a particular input to the overall fair value measurement of a financial asset or liability requires judgment, and considers factors specific to the asset or liability. The three levels are described below:

•  Level 1 - Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets and liabilities in an active market.

•  Level 2 - Financial assets and liabilities whose values are based on quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

•  Level 3 - Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable in the market and significant to the overall fair value measurement. These inputs reflect management's judgment about the assumptions that a market participant would use in pricing the asset or liability, and are based on the best available information, some of which is internally developed.

36

FIDELITY DISTRIBUTORS CORPORATION

NOTES TO STATEMENT OF FINANCIAL CONDITION
(Dollars in thousands)

2.  Summary of Significant Accounting Policies, continued:

Financial Assets and Liabilities Not Carried at Fair Value

Certain financial assets and liabilities that are not carried at fair value in the statement of financial condition are carried at amounts that approximate fair value due to their short-term nature and generally negligible credit risk. These financial assets and liabilities are classified within Level 1 of the fair value hierarchy and include cash, receivables from brokers and dealers, receivables from mutual funds, net receivable from Parent, payables to brokers and dealers and payables to mutual funds.

Deferred Dealer Concessions

Deferred dealer concessions include sales commissions paid to financial intermediaries in connection with the sale of certain Fidelity mutual funds which are deferred and amortized on a straight-line basis, generally over a twelve month period.

As of December 31, 2015, deferred dealer concessions of $11,535 are reported net of accumulated amortization of $61,834 in the statement of financial condition.

Management evaluates deferred dealer concessions for impairment when events or changes in circumstances indicate that the respective carrying value may not be recoverable. When the carrying value of deferred dealer concessions exceeds the sum of the expected undiscounted cash flows from their use, the carrying value is reduced to fair value. The Company did not record an impairment in 2015.

Income Taxes

The Parent is subject to flow-through tax treatment under Subchapter S of the Internal Revenue Code which generally allows taxable income, deductions and credits to flow directly to its shareholders. The Company is also subject to taxation under the Subchapter S rules. The Company is not subject to any Federal income taxes.

The Company is subject to tax in certain state and local jurisdictions. The Parent allocates to the Company a direct intercompany charge equivalent to state and local taxes due on income as if it were filing a tax return on a separate return basis. Deferred income taxes are allocated to the Company by the Parent as a direct charge and arise from the differences in the timing of recognition of revenue and expense for tax and financial reporting purposes. This amount has been offset with the receivable from Parent in the statement of financial condition.

The Company applies a more-likely-than-not recognition threshold for all tax uncertainties as the Company is permitted to recognize only those tax benefits that have a greater than 50% likelihood of being sustained upon examination by the relevant taxing authorities.

3.  Securities Owned - Fair Value:

Securities owned consist of shares held in a Fidelity money market mutual fund. Securities owned are measured at fair value on a recurring basis. The fair value of securities owned is determined using published net asset values. At December 31, 2015, all of the Company's securities owned measured at fair value are classified as Level 1 within the fair value hierarchy. There were no transfers into or out of Level 1 in the fair value hierarchy during the year.

4.  Commitments and Contingencies:

In the normal course of business, the Company has been named as a defendant in several legal actions and lawsuits and is subject to regulatory inquiries. The Company reviews such matters on a case by case basis and records reserves if a loss is probable and the amount of the loss can be reasonably estimated. While the outcome of litigation is inherently uncertain, it is the opinion of management, after consultation with legal counsel, that the resolution of such actions will not have a material adverse effect on the Company's statement of financial condition.

5.  Charge Equivalent to Taxes on Income:

At December 31, 2015, the Company's net deferred tax liability was $101 and is included in the net receivable from Parent. The primary source of temporary differences which comprise the net deferred tax liability is dealer concessions.

The Company files income tax returns both as part of the Parent's U.S. federal and state income tax return filings as well as on a separate company basis. With limited exceptions, the Parent's returns that include the Company's activity are no longer subject to federal tax examinations for years before 2010 or state and local examinations for years before 2003.

37

FIDELITY DISTRIBUTORS CORPORATION

NOTES TO STATEMENT OF FINANCIAL CONDITION
(Dollars in thousands)

6.  Net Capital Requirement:

The Company is subject to the Securities and Exchange Commission's Uniform Net Capital Rule 15c3-1 (the "Rule"). The Company has elected to utilize the alternative method permitted by the Rule which requires that minimum net capital, as defined, be the greater of $250 or 2% of aggregate debit items arising from customer transactions. At December 31, 2015, the Company had net capital of $29,218 of which $28,968 was in excess of its required net capital of $250.

The Company does not carry securities accounts for customers or perform custodial functions relating to customer securities. As such, the Company claims an exemption from the Securities and Exchange Commission's Customer Protection Rule 15c3-3 under the Securities Exchange Act of 1934, pursuant to the (k)(1) provision.

7.  Transactions with Affiliated Companies:

All intercompany transactions with the Parent and affiliated companies are charged or credited through an intercompany account with the Parent and may not be the same as those which would otherwise exist or result from agreements and transactions among unaffiliated third parties. The Company generally receives credit for the collection of its receivables and is charged for the settlement of its liabilities through its intercompany account with the Parent. Under a master netting agreement with the Parent, the Company may offset assets and liabilities which will ultimately be settled by the Parent on behalf of the Company against the Company's receivable from the Parent. In accordance with the agreement, net liabilities of approximately $251 have been offset against the receivable from the Parent. The Company settles the receivable from the Parent periodically through a non-cash dividend, and as such, this receivable is presented as a component of stockholder's equity on the statement of financial condition.

8.  Concentration of Credit Risk:

The Company is engaged in various mutual fund brokerage activities in which counterparties primarily include brokers, dealers and other financial institutions. In the event counterparties do not fulfill their obligations, the Company may be exposed to risk.

9.  Subsequent Events:

The Company has performed an evaluation of events that have occurred subsequent to December 31, 2015 and through February 26, 2016 (the date of this report). There have been no material subsequent events that occurred during such period that would require disclosure in this report, or would be required to be recognized in the statement of financial condition as of December 31, 2015.

38

Fidelity® Destiny® Portfolios

Fidelity Advisor® Capital Development Fund
Class/Ticker

A/FDTTX

Fidelity® Systematic Investment Plans: Destiny® Plans II: N (Destiny® Plan), a unit investment trust, invests in shares of Class A of the fund. Details of the Destiny® Plan, including the Creation and Sales Charges, are discussed in the prospectus for the Destiny® Plan. On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (Act), which, among other things, prohibits the issuance or sale of new periodic payment plans, such as the Destiny® Plan, effective October 27, 2006. The Act does not alter, invalidate, or otherwise affect any rights or obligations, including rights of redemption, of existing Planholders.

Prospectus

November 29, 2016

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents
Fund Summary	Fidelity Advisor® Capital Development Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares
Account Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund/Class:
Fidelity Advisor® Capital Development Fund/A

Investment Objective

The fund seeks capital growth.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund, but does not reflect the Destiny® Plan Creation and Sales Charges.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	0.25%
Other expenses	0.09%
Total annual operating expenses	0.89%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$91
3 years	$284
5 years	$493
10 years	$1,096

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the Additional Index Information section of the prospectus. The information also illustrates the performance of the Destiny® Plan. Returns for the fund do not include the effect of the Destiny® Plan Creation and Sales Charges. Returns for the fund would be lower if the effect of the Destiny® Plan Creation and Sales Charges were included. The returns for the Destiny® Plan do include the effect of the Destiny® Plan Creation and Sales Charges. Past performance (before and after taxes) is not an indication of future performance.

Visit institutional.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	18.50%	September 30, 2009
Lowest Quarter Return	(25.85)%	December 31, 2008
Year-to-Date Return	8.97%	September 30, 2016

Average Annual Returns - Fund

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A
Return Before Taxes	(8.58)%	7.98%	5.22%
Return After Taxes on Distributions	(9.80)%	6.84%	4.16%
Return After Taxes on Distributions and Sale of Fund Shares	(3.89)%	6.28%	4.08%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	1.38%	12.57%	7.31%

Average Annual Returns - Plan

The returns in the following table include the effect of the Destiny® Plan Creation and Sales Charges for a $50/month, 15 year Destiny® Plan. The returns assume an initial $600 lump sum investment at the beginning of each period shown, with no subsequent Destiny® Plan investments in that year. Because the returns assume yearly lump sum investments, they do not reflect what investors would have earned if they had made only regular monthly investments over the period.

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years	Past 15 years
Destiny Plans II: N	(51.50)%	6.99%	5.30%	3.66%

Investment Adviser

Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Matthew Fruhan (portfolio manager) has managed the fund since December 2013.

Purchase and Sale of Shares

The fund has an agreement with Fidelity Distributors Corporation (FDC) under which the fund issues shares at net asset value per share (NAV) to State Street Bank and Trust Company (State Street) as Custodian for the Destiny® Plan. Generally, State Street will hold all shares unless a Planholder elects to hold fund shares directly after completing, terminating, or partially redeeming the Destiny® Plan. The terms of the offering of the Destiny® Plan are contained in the Destiny® Plan's prospectus. A Planholder who elects to hold fund shares directly after completing, terminating, or partially redeeming a Destiny® Plan and wishes to make additional investments in Class A shares should call an investment professional or Fidelity at 1-877-208-0098 to receive the appropriate prospectus.

You may sell Class A shares through an investment professional. You may sell shares in various ways:

Phone

To reach a Fidelity representative:

Nationally (toll-free) 1-877-208-0098

In Alaska or Overseas (call collect) 1-617-330-3183

Mail

Redemptions: Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

The price to buy one share is its NAV. Shares will be bought at the NAV next calculated after an order is received in proper form.

The following discussion relates only to those investors who hold shares directly. The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for Class A shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, FDC, and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Fidelity Advisor® Capital Development Fund seeks capital growth.

Principal Investment Strategies

The Adviser normally invests the fund's assets primarily in common stocks.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

The Adviser is not constrained by any particular investment style. At any given time, the Adviser may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, the Adviser may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

Fidelity Advisor® Capital Development Fund seeks capital growth.

Valuing Shares

The fund is open for business each day the NYSE is open.

NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Ways to Invest

You may sell Class A shares through an investment professional. When you invest through an investment professional, the procedures for selling and exchanging Class A shares and the account features and policies may differ. Additional fees may also apply to your investment in Class A shares, including a transaction fee if you sell Class A shares through a broker or other investment professional.

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

Transactions initiated by Destiny® Plans will not count toward the fund's roundtrip limits and are exempt from the fund's excessive trade monitoring policy.

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Transactions of an adviser will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy).

A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give the Adviser sufficient information to permit the Adviser to identify the individual accounts in the wrap program.

Other Information about the Excessive Trading Policy

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

Price to Buy

The price to buy one share is its NAV. Class A shares are sold to the Destiny® Plan without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

A Planholder who elects to hold fund shares directly after completing or terminating a Destiny® Plan and wishes to make additional investments in Class A shares should call an investment professional or Fidelity at 1-877-208-0098 to receive the appropriate prospectus.

Selling Shares

The following discussion relates only to those investors who hold shares of the fund directly.

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a Class A shareholder, you have the privilege of exchanging Class A shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Fidelity® funds that offer Daily Money Class shares. The exchange privilege is available only to those investors who hold shares directly.

Through your investment professional, you may also move between certain share classes of the same fund. For more information, see the statement of additional information (SAI) or consult your investment professional.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following shareholder services are applicable only to those investors who hold shares of the fund directly.

Wire: electronic money movement through the Federal Reserve wire system

  To transfer money between a bank account and your fund account.

Automatic Transactions: periodic (automatic) transactions

  To move money to the same class of a Fidelity® fund that offers Advisor classes of shares.
  To set up periodic redemptions from your Class A account to you or to your bank checking account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semiannual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-877-208-0098. We will begin sending individual copies to you within 30 days of receiving your call.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number (TIN) is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold an amount subject to the applicable backup withholding rate from your taxable distributions and redemptions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV minus, if applicable, any short-term redemption fee, calculated on the day Fidelity closes your fund position.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in December.

Distribution Options

The following distribution options are applicable only to those investors who hold shares directly.

When you open an account, specify how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option.  Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice, you will be assigned this option.

2. Income-Earned Option.  Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option.  Any dividends and capital gain distributions will be paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions  Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on Transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2015, the Adviser had approximately $644.4 million in discretionary assets under management, and approximately $2.04 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMRC, at 245 Summer Street, Boston, Massachusetts 02210, serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of the Adviser. As of December 31, 2015, FMRC had approximately $1.1 trillion in discretionary assets under management.

FMR Investment Management (U.K.) Limited (FMR U.K.), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2015, FMR U.K. had approximately $18.6 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR U.K. is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2015, FMR H.K. had approximately $11.1 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Matthew Fruhan is portfolio manager of the fund, which he has managed since December 2013. He also manages other funds. Since joining Fidelity Investments in 1995, Mr. Fruhan has worked as a research analyst and portfolio manager.

The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. For this purpose, the average net assets of any mutual funds previously advised by FMR that currently are advised by Fidelity SelectCo, LLC are included. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For September 2016, the group fee rate was 0.25%. The individual fund fee rate is 0.30%.

The total management fee for the fiscal year ended September 30, 2016, was 0.55% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

The Adviser pays FMRC, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended September 30, 2016.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Class A shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of Class A shares. This compensation may take the form of:

  Distribution and/or service (12b-1) fees.
  Payments for additional distribution-related activities and/or shareholder services.
  Payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary.

These payments are described in more detail in this section and in the SAI. Please speak with your investment professional to learn more about any payments his or her firm may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Distribution and Service Plan(s)

Class A has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act). Under the plan, Class A is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class A shares. Class A may pay this 12b-1 (distribution) fee at an annual rate of 0.50% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.50% of Class A's average net assets when the Trustees believe that it is in the best interests of Class A shareholders to do so.

In addition, pursuant to the Class A plan, Class A pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class A's average net assets throughout the month for providing shareholder support services.

Except as provided below, FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services. For purchases of Class A shares on which a finder's fee was paid to intermediaries, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Any fees paid out of the class's assets on an ongoing basis pursuant to the Distribution and Service Plan will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition to the above payments, the plan specifically recognizes that the Adviser may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of Class A shares and/or shareholder support services. The Adviser, directly or through FDC or one or more affiliates, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class A.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Financial Highlights — Fidelity Advisor Capital Development Fund Class A

Years ended September 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$12.90	$16.10	$13.87	$11.74	$9.42
Income from Investment Operations
Net investment income (loss)A	.17	.16	.15	.07	.08
Net realized and unrealized gain (loss)	1.65	(.92)	2.13	2.15	2.28
Total from investment operations	1.82	(.76)	2.28	2.22	2.36
Distributions from net investment income	(.17)	(.17)	(.05)	(.09)	(.03)
Distributions from net realized gain	(.58)	(2.28)	–	–	(.01)
Total distributions	(.75)	(2.44)B	(.05)	(.09)	(.04)
Net asset value, end of period	$13.97	$12.90	$16.10	$13.87	$11.74
Total ReturnC,D,E	14.71%	(5.42)%	16.50%	19.12%	25.06%
Ratios to Average Net AssetsF,G
Expenses before reductions	.89%	.89%	.89%	.92%	.94%
Expenses net of fee waivers, if any	.89%	.89%	.89%	.92%	.94%
Expenses net of all reductions	.89%	.89%	.89%	.90%	.94%
Net investment income (loss)	1.27%	1.10%	.97%	.58%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$379,128	$347,875	$389,001	$357,203	$325,967
Portfolio turnover rateH	29%	33%	115%	57%	43%

A  Calculated based on average shares outstanding during the period.

B  Total distributions of $2.44 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $2.278 per share.

C  Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

D  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E  Total returns do not include the effect of the sales charges.

F  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Additional Index Information

S&P 500® Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account:  When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals:  When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-01796

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Destiny, Fidelity Advisor, and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2016 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.792232.113	DESIIN-PRO-1116

SPONSOR

FIDELITY DISTRIBUTORS CORPORATION
100 Salem Street
Smithfield, RI 02917

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
Boston, Massachusetts

TRANSFER AND SHAREHOLDERS'
SERVICING AGENT

BOSTON FINANCIAL DATA SERVICES, INC.
P.O. Box 8300
Boston, Massachusetts 02266-8300
For active Plans call:
Nationwide: 1-800-225-5270

FIDELITY SERVICE COMPANY, INC.
P.O. Box 770002
Cincinnati, OH 45277-0002
Nationwide: 1-877-208-0098

AUDITORS

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts

I.DESIIN-PRO-1116
1.791858.113

Fidelity®
Systematic
Investment Plans:
Destiny® Plans I: O

Prospectus
November 29, 2016

Effective October 27, 2006, the Military Personnel Financial Services Protection Act (the "Act") prohibits the issuance or sale of new periodic payment plans, such as the Destiny Plans. The Act does not alter, invalidate, or otherwise affect any rights or obligations, including rights of redemption, of existing Planholders.

FIDELITY SYSTEMATIC INVESTMENT PLANS:
Destiny Plans I: O

The Destiny Plans are systematic investment plans that allow you to build equity over a period of years by investing regularly each month in mutual fund shares. This prospectus describes Destiny Plans I: O (the "Plan"). You may make fixed monthly investments in a Plan for a term of either 10 or 15 years. You may continue to make investments for as long as 30 years. You may invest in one of several monthly investment plan amounts for as little as $50 per month. Investments in your Plan are applied to the purchase of Class O shares of one of the Fidelity Destiny Portfolios. Destiny Plans I: O purchases Class O shares of Fidelity Advisor Diversified Stock Fund (the "Fund").

The Plan deducts Creation and Sales Charges and certain other fees from each investment into the Plan. On 10 year Plans, the Creation and Sales Charges range from 8.24% on $6,000 Plans ($50 a month) to 0.64% on $1,200,000 Plans ($10,000 a month) of the total amount invested and range from 9.20% to 0.64% of the net amount invested. Total deductions range from 11.66% to 0.66% of the net amount invested. On 15 year Plans, the Creation and Sales Charges range from 8.67% on $9,000 Plans ($50 a month) to 0.61% on $1,800,000 Plans ($10,000 a month) of the total amount invested and range from 9.73% to 0.61% of the net amount invested. Total deductions range from 12.20% to 0.63% of the net amount invested. Class O shares of the Fund are subject to certain annual expenses, including management fees. The Creation and Sales Charges and other fees and expenses that either you or your Plan will pay are described in the "Fees and Expenses" section on page 5.

YOUR PLAN AND YOUR PLAN'S INVESTMENT IN FUND SHARES IS INTENDED TO BE A LONG-TERM INVESTMENT. YOU SHOULD NOT PURCHASE A PLAN IF YOU ARE SEEKING QUICK PROFITS OR IF YOU MIGHT BE UNABLE TO COMPLETE THE PLAN. If you terminate or withdraw from your Plan in the early years of your Plan, you may incur a loss because a major portion of the entire Creation and Sales Charges are deducted from your first twelve investments. Your Plan does not eliminate the risk involved in the ownership of individual securities and your Plan's value will increase or decrease over time as the result of increases or decreases in the prices of securities owned by the Fund. You will incur a loss if you terminate your Plan at a time when the value of your Plan's shares is less than their cost. Advance payment of any of your monthly investments increases the possibility that a loss may result from early termination. You have the right to a refund of the current value of your investment in Class O shares and the full amount of the Creation and Sales Charges you have paid within 45 days after the date of the mailing of a written notice from the custodian. You also have a right to a refund of some or all of your Plan investment within 18 months of the purchase of a Plan. These rights are subject to the conditions described under "Your Cancellation and Refund Rights" on page 16. Class O shares of the Fund, which have been closed to new investors, are available to holders of existing Destiny Plans I: O only through the Plan described in this prospectus. You do not have to purchase a Plan to make monthly investments in mutual funds. Other mutual funds managed by the Fund's investment adviser have investment objectives similar in many respects to those of the Fund. Your investment in shares of these other funds would be subject to charges that may differ from, and in some cases be less than, those which apply to an investment in the Plan.

Plans established while this Prospectus is effective are governed by the terms of this Prospectus, including all the rules, rights, privileges and benefits it describes. THEREFORE IT IS IMPORTANT THAT YOU READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE. No salesman, dealer, or other person is authorized by Fidelity Distributors Corporation (the "Sponsor"), Fidelity Systematic Investment Plans, or Fidelity Destiny Portfolios to give any information or make any representation that is not contained in either the prospectus of the Plans, the prospectus of Fidelity Destiny Portfolios, or in other printed or written material issued by the Sponsor, the Plans, or Fidelity Destiny Portfolios.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to risks, including possible loss of principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS AGAINST THE LAW. THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUS FOR FIDELITY DESTINY PORTFOLIOS.

[This Page Intentionally Left Blank]

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3

HOW THE FIDELITY DESTINY PLANS CAN HELP YOU MEET YOUR OBJECTIVES

Many people who want to build an investment portfolio find it difficult to save the money necessary to make periodic stock purchases. The Destiny Plans are designed to help. The Plans make it possible for you to build equity over a period of years by investing a modest sum each month in shares of the Destiny Portfolios.

The Destiny Portfolios are mutual funds, the value of the shares of which is subject to fluctuations in the values of their underlying securities. A Plan calls for monthly investments at regular intervals regardless of the value of the Fund's shares. A Plan offers no assurance against loss in a declining market and does not eliminate the risk inherent in the ownership of any security. Terminating the Plan at a time when the value of the Fund shares you own is less than their cost will result in a loss. You should therefore consider your financial ability to continue and complete a Plan.

Before opening a Plan you should consider the following:

1.  A Plan represents an agreement among Fidelity Distributors Corporation (the "Sponsor"), State Street Bank and Trust Company (the "Custodian"), and you (the "Planholder") under which amounts invested, after deduction of the Creation and Sales Charges, are used to purchase shares of the Fund at net asset value.

2.  Investments made through the Plan will not result in direct ownership of shares of the Fund, but rather will represent an interest in a series of a unit investment trust, which will have direct ownership of Class O shares of the Fund. You will have a beneficial interest in the underlying Fund's shares.

3.  The Plan charges Creation and Sales Charges, sometimes called a "front-end load". If you were to terminate your Plan between 45 days after the date of the mailing of a written notice from the Custodian and 18 months after you start your Plan, the amount of Creation and Sales Charges and Custodian Fees that would not be refunded to you could be as much as 17.2% of your total investments made up to the time you terminate your Plan. If you terminate your Plan after 18 months, the amount of Creation and Sales Charges and Custodian Fees that would not be refunded to you could be as much as 35.1% of your total investments, assuming all your monthly investments were made. However, if you complete a 15 year Plan, the maximum Creation and Sales Charge would be no higher than 8.67% of your total investments. Accordingly, a Plan is not suited for short-term investments. See "Fees and Expenses" on page 5.

4.  In addition to the Creation and Sales Charges, Planholders must pay additional fees to the Custodian. These fees relieve Planholders of the administrative details associated with the holding of securities. Some investors could perform these services for themselves if they were to purchase and hold the securities directly. An investor should weigh the value of the Custodian services against the cost of the Custodian Fees before making an investment decision. See "Fees and Expenses" on page 5.

INVESTMENT OBJECTIVE OF THE FUND

Fidelity Destiny Portfolios is an open-end management investment company, consisting of two separate portfolios, the Fund and Fidelity Advisor Capital Development Fund. The Fund is a diversified mutual fund, an investment vehicle that pools shareholders' money and invests it in a number of different securities. The Fund's objective is to seek capital growth.

The Fund's investments are managed by Fidelity Management & Research Company ("FMR"). FMR's principal investment strategies include:

•  Normally investing at least 80% of assets in stocks.

•  Normally investing primarily in common stocks.

•  Investing in domestic and foreign issuers.

•  Investing in either "growth" stocks or "value" stocks or both.

•  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

The Fund's investment objective and principal investment strategies and risks are described in the accompanying Fidelity Destiny Portfolios prospectus, which begins on page P-1.

For more information about the business experience of FMR, see "Fund Management" on page P-12 of the Fund's prospectus.

4

FEES AND EXPENSES

Your Plan pays three kinds of fees: Creation and Sales Charges, Custodian Fees and Other Service Charges. Each of these fees is described in more detail below.

Your Plan also indirectly pays the fees imposed on Class O shares of the Fund, including management fees. Your Plan indirectly pays these fees because it invests in Class O shares of the Fund. For more information about the fees payable by the Fund, see "Fee Table" on page P-3 of the Fund's prospectus.

1.  Creation and Sales Charges

You will pay Creation and Sales Charges equal to as much as 50% of your first twelve investments in your Plan. After the first 12 investments, the charge drops to 3.60% or less on each subsequent investment for a 10 year Plan and 5.72% or less on each subsequent investment for a 15 year Plan. When you have completed a 10 year Plan (120 monthly investments), the Creation and Sales Charges you paid on your investments will amount to as much as 8.24% of your total Plan investments, assuming that you invest in a Plan with the smallest monthly investment of $50 a month ($6,000 Face Amount). The Creation and Sales Charges on the largest 10 year plan size, $10,000 a month ($1,200,000 Face Amount), amount to 0.64% of your total Plan investments.

When you have completed a 15 year Plan (180 monthly investments), the Creation and Sales Charges you paid on your investments will amount to as much as 8.67% of your total Plan investments, assuming a monthly investment amount of $50 a month ($9,000 Face Amount). The Creation and Sales Charges on the largest 15 year plan size, $10,000 a month ($1,800,000 Face Amount), amount to 0.61% of your total Plan investments.

You have certain cancellation and refund rights. However, these rights are limited, and early termination of your Plan or your inability to complete your Plan may result in your having paid Creation and Sales Charges that represent a substantial percentage of your total investments in your Plan. For example, if you terminate your Plan between 45 days after the date of the mailing of a written notice from the Custodian and 18 months after you start your Plan, the Creation and Sales Charges and Custodian Fees that would not be refunded to you could be as much as 17.2% of your total investments made up to the time you terminate your Plan. If you terminate your Plan after 18 months, the Creation and Sales Charges and Custodian Fees that would not be refunded to you could be as much as 35.1% of your total investments made, assuming all your monthly investments were made. See "Your Cancellation and Refund Rights" on page 16.

2.  Custodian Fees and Other Service Charges

On minimum-sized Plans (10 or 15 years) the Custodian Fee is $1.10 per investment. On $75.00 per month Plans the Custodian Fee is $1.25 per investment, the Custodian Fee is $1.50 on larger Plans. Accounts established under an Automatic Investment Program or a government allotment after November 29, 1993 incur a reduced Custodian Fee of $0.75 per investment. See "Automatic Investment Program and Government Allotments" on page 12. The Custodian Fee charged per account at any one time may not exceed $5 per investment, regardless of the number of investments made. Thus, if the Planholder submits multiple investments into one account, such that the aggregate amount would result in a Custodian Fee of more than $5, the fee will instead be deducted at the maximum rate of $5.

In addition to this fee, the Custodian deducts an annual service charge from dividends and distributions, and if necessary, from principal, as reimbursement for administrative costs. The amount of such charge will be determined by prorating the Plan's annual administrative costs over the total number of Plan accounts. For the fiscal year ended September 30, 2016, the charge was $4.84 for Destiny Plans I: O per Plan account that are established after December 30, 1985. Subsequent to January 1, 1986, this charge is subject to increases by the Sponsor, in the aggregate not to exceed increases in the Consumer Price Index. For Plans established prior to January 1, 1986 and after October 30, 1982, this service charge cannot exceed $10 per year. For Plans established prior to October 31, 1982, this charge cannot exceed $2 per year.

Account Fees. You may also pay additional fees to the Custodian for certain services provided by the Custodian or its affiliated bookkeeping and administrative service agent, Boston Financial. These fees are described below:

Completed Plan Fee: An annual fee will be charged if you have completed your Plan but have elected not to hold Class O shares of the Fund directly. See "Completed Plans and Exchanges" on page 18.

Inactive Account Fee: An annual $12 fee will also be charged to your Plan account if you have not completed your Plan and your Plan is not current. See the "Keeping Your Plan Current" section on page 12.

Termination Fee: A fee of $2.50 will be charged to your Plan account if you make a complete withdrawal or you terminate your Plan prior to completion. See "Terminating Your Plan" on page 17.

5

Returned Check Fee: For Plans issued prior to December 1, 2000, a fee of $2.50 will be charged to your Plan account for any check or preauthorized check which is not honored by the bank on which it is drawn ("dishonored check"). For Plans issued on or after December 1, 2000, a fee of $10.00 will be charged for each dishonored check.

Bank Wire Fee: A $10.00 fee will be charged for each redemption of shares by wire.

Fidelity Destiny IRA Maintenance Fee: If you have a Fidelity Destiny IRA, you will be charged an annual $10 maintenance fee and certain additional service fees. Detailed information on the additional service fees may be obtained from the Sponsor or your investment professional.

The Custodian deducts these Custodian Fees and Other Service Charges from your Plan account. These fees may be paid out of principal from the proceeds of the sale of Fund shares in your Plan account. With respect to the Completed Plan Fee and the Inactive Account Fee, the fees are paid first from dividends and distributions. The Custodian has a lien on your shares to the extent of these rights.

Except as described in this "Fees and Expenses" section, there are currently no other fees or expenses charged against the Plan or Planholder accounts (or deducted from Fund dividends or distributions) to compensate the Custodian or the Sponsor for their services. All other fees or expenses that could otherwise be charged to the Plan and the Planholders (or deducted from Fund dividends or distributions) are being paid by the Sponsor. Although there is no current intention to do so, the Fund and the Sponsor each reserve the right to cease paying such fees or expenses, and to cause them to be charged against the Plan or the Planholders (or deducted from Fund dividends or distributions).

6

The following tables illustrate the effect of the Creation and Sales Charges and Custodian Fees on Plans with different monthly investment amounts and different Plan lengths.

ALLOCATION OF INVESTMENTS AND DEDUCTIONS
10 Year Plans
(120 investments)

(Assumes that all investments are made in accordance with the terms of the Plan)

		CREATION AND SALES CHARGES				CUSTODIAN FEES		% OF TOTAL CHARGES
Monthly Investment	Total Face Amount of Plan	Per Investment 1 thru 12	Per Investment 13 thru 120	Total	% of Total Investments	Per Investment	Total(A)	Total Charges(A)(B)	Net Investment in Fund Shares(C)	To Total Investments(C)	To Net Investments in Fund Shares(C)
$50.00	$6,000.00	$25.00	$1.80	$494.40	8.24%	$1.10	$132.00	$626.40	$5,373.60	10.44%	11.66%
75.00	9,000.00	37.50	2.70	741.60	8.24	1.25	150.00	891.60	8,108.40	9.91	11.00
100.00	12,000.00	50.00	3.60	988.80	8.24	1.50	180.00	1,168.80	10,831.20	9.74	10.79
125.00	15,000.00	62.50	4.50	1,236.00	8.24	1.50	180.00	1,416.00	13,584.00	9.44	10.42
150.00	18,000.00	75.00	5.40	1,483.20	8.24	1.50	180.00	1,663.20	16,336.80	9.24	10.18
166.66	19,999.20	83.33	5.00	1,539.96	7.70	1.50	180.00	1,719.96	18,279.24	8.60	9.41
200.00	24,000.00	100.00	4.02	1,634.16	6.81	1.50	180.00	1,814.16	22,185.84	7.56	8.18
250.00	30,000.00	125.00	5.00	2,040.00	6.80	1.50	180.00	2,220.00	27,780.00	7.40	7.99
291.66	34,999.20	145.83	5.00	2,289.96	6.54	1.50	180.00	2,469.96	32,529.24	7.06	7.59
300.00	36,000.00	150.00	5.00	2,340.00	6.50	1.50	180.00	2,520.00	33,480.00	7.00	7.53
333.33	39,999.60	166.67	4.74	2,511.97	6.28	1.50	180.00	2,691.97	37,307.63	6.73	7.22
350.00	42,000.00	175.00	4.50	2,586.00	6.16	1.50	180.00	2,766.00	39,234.00	6.59	7.05
375.00	45,000.00	187.50	4.25	2,709.00	6.02	1.50	180.00	2,889.00	42,111.00	6.42	6.86
400.00	48,000.00	200.00	4.00	2,832.00	5.90	1.50	180.00	3,012.00	44,988.00	6.28	6.70
416.66	49,999.20	208.33	3.80	2,909.95	5.82	1.50	180.00	3,089.95	46,909.25	6.18	6.59
500.00	60,000.00	225.00	2.78	3,000.24	5.00	1.50	180.00	3,180.24	56,819.76	5.30	5.60
750.00	90,000.00	300.00	2.50	3,870.00	4.30	1.50	180.00	4,050.00	85,950.00	4.50	4.71
1,000.00	120,000.00	300.00	5.00	4,140.00	3.45	1.50	180.00	4,320.00	115,680.00	3.60	3.73
1,500.00	180,000.00	315.00	6.00	4,428.00	2.46	1.50	180.00	4,608.00	175,392.00	2.56	2.63
2,000.00	240,000.00	325.00	7.00	4,656.00	1.94	1.50	180.00	4,836.00	235,164.00	2.02	2.06
2,500.00	300,000.00	350.00	8.00	5,064.00	1.69	1.50	180.00	5,244.00	294,756.00	1.75	1.78
5,000.00	600,000.00	400.00	11.00	5,988.00	1.00	1.50	180.00	6,168.00	593,832.00	1.03	1.04
10,000.00	1,200,000.00	500.00	15.56	7,680.48	0.64	1.50	180.00	7,860.48	1,192,139.52	0.66	0.66

NOTES*:

(A)  Does not include the annual $12 Completed Plan or Inactive Account Fees, payable to the Custodian first from dividends and distributions and then, if necessary, from principal. Plans established under an Automatic Investment Program or a government allotment after November 29, 1993, will pay a reduced Custodian Fee of $0.75 per automatic investment.

(B)  Does not include a service charge, payable first from dividends and distributions and then, if necessary, from principal, to cover certain administrative expenses actually incurred. The amount of such charge will be determined by prorating the Plan's annual administrative costs over the total number of Plan accounts. In general, for the fiscal year ended September 30, 2016, the charge was $4.84 for Destiny Plans I: O per Plan account established on or after December 30, 1985. For Plan accounts established prior to December 30, 1985 and after October 30, 1982, the charge was $10 per account. For Plans established prior to October 31, 1982, this charge cannot exceed $2 per year.

(C)  "Investment" means only your monthly Plan investments and does not include any reinvestment of capital gain or dividend distributions.

*  See "Custodian Fees and Other Service Charges" on page 5.
7

ALLOCATION OF INVESTMENTS AND DEDUCTIONS
15 Year Plans
(180 investments)

(Assumes that all investments are made in accordance with the terms of the Plan)

		CREATION AND SALES CHARGES				CUSTODIAN FEES		% OF TOTAL CHARGES
Monthly Investment	Total Face Amount of Plan	Per Investment 1 thru 12	Per Investment 13 thru 180	Total	% of Total Investments	Per Investment	Total(A)	Total Charges(A)(B)	Net Investment in Fund Shares(C)	To Total Investments(C)	To Net Investments in Fund Shares(C)
$50.00	$9,000.00	$25.00	$2.86	$780.48	8.67%	$1.10	$198.00	$978.48	$8,021.52	10.87%	12.20%
75.00	13,500.00	37.50	4.06	1,132.08	8.39	1.25	225.00	1,357.08	12,142.92	10.05	11.18
100.00	18,000.00	50.00	5.41	1,508.88	8.38	1.50	270.00	1,778.88	16,221.12	9.88	10.97
125.00	22,500.00	62.50	6.76	1,885.68	8.38	1.50	270.00	2,155.68	20,334.32	9.58	10.60
150.00	27,000.00	75.00	5.70	1,857.60	6.88	1.50	270.00	2,127.60	24,872.40	7.88	8.55
166.66	29,998.80	83.33	6.33	2,063.40	6.88	1.50	270.00	2,333.40	27,665.40	7.78	8.43
200.00	36,000.00	100.00	7.43	2,448.24	6.80	1.50	270.00	2,718.24	33,281.76	7.55	8.17
250.00	45,000.00	125.00	9.29	3,060.72	6.80	1.50	270.00	3,330.72	41,669.28	7.40	7.99
291.66	52,498.80	145.83	6.73	2,880.60	5.49	1.50	270.00	3,150.60	49,348.20	6.00	6.38
300.00	54,000.00	150.00	5.04	2,646.72	4.90	1.50	270.00	2,916.72	51,083.28	5.40	5.71
333.33	59,999.40	166.67	5.24	2,879.97	4.80	1.50	270.00	3,149.97	56,849.43	5.25	5.54
350.00	63,000.00	175.00	5.31	2,992.08	4.75	1.50	270.00	3,262.08	59,737.92	5.18	5.46
375.00	67,500.00	187.50	4.65	3,030.75	4.49	1.50	270.00	3,300.75	64,199.25	4.89	5.14
400.00	72,000.00	200.00	3.80	3,038.40	4.22	1.50	270.00	3,308.40	68,691.60	4.60	4.82
416.66	74,998.00	208.33	3.78	3,134.95	4.18	1.50	270.00	3,404.95	71,593.85	4.54	4.76
500.00	90,000.00	225.00	5.36	3,600.48	4.00	1.50	270.00	3,870.48	86,129.52	4.30	4.49
750.00	135,000.00	300.00	8.70	5,061.60	3.75	1.50	270.00	5,331.60	129,668.40	3.95	4.11
1,000.00	180,000.00	300.00	15.54	6,210.72	3.45	1.50	270.00	6,480.72	173,519.28	3.60	3.73
1,500.00	270,000.00	315.00	17.52	6,723.36	2.49	1.50	270.00	6,993.36	263,006.64	2.59	2.66
2,000.00	360,000.00	325.00	18.57	7,019.76	1.95	1.50	270.00	7,289.76	352,710.24	2.02	2.07
2,500.00	450,000.00	350.00	20.26	7,603.68	1.69	1.50	270.00	7,873.68	442,126.32	1.75	1.78
5,000.00	900,000.00	400.00	25.00	9,000.00	1.00	1.50	270.00	9,270.00	890,730.00	1.03	1.04
10,000.00	1,800,000.00	500.00	29.64	10,979.52	0.61	1.50	270.00	11,249.52	1,788,750.48	0.62	0.63

NOTES*:

(A)  Does not include the annual $12 Completed Plan or Inactive Account Fees, payable to the Custodian first from dividends and distributions and then, if necessary, from principal. Plans established under an Automatic Investment Program or a government allotment after November 23, 1993, will pay a reduced Custodian Fee of $0.75 per automatic investment.

(B)  Does not include a service charge, payable first from dividends and distributions and then, if necessary, from principal, to cover certain administrative expenses actually incurred. The amount of such charge will be determined by prorating the Plan's annual administrative costs over the total number of Plan accounts. In general, for the fiscal year ended September 30, 2016, the charge was $4.84 for Destiny Plans I: O per Plan account established on or after December 30, 1985. For Plan accounts established prior to December 30, 1985 and after October 30, 1982, the charge was $10 per account. For Plans established prior to October 31, 1982, this charge cannot exceed $2 per year.

(C)  "Investment" means only your monthly Plan investments and does not include any reinvestment of capital gain or dividend distributions.

*  See "Custodian Fees and Other Service Charges" on page 5.

8

TOTAL ALLOCATIONS AND DEDUCTIONS WHEN
EXTENDED INVESTMENT OPTION OF 120 ADDITIONAL INVESTMENTS IS USED
25 Year Plans

(Assumes that all investments are made in accordance with the terms of the
Extended Investment Option)*

		CREATION AND SALES CHARGES		CUSTODIAN FEES		% OF TOTAL CHARGES
Monthly Investment	Total Face Amount of Plan	Creation and Sales Charges	Creation and Sales Charges as % of Total Investments	Custodian Fees(A)(B)	Total Charges(A)(B)	Net Investment in Fund Shares(C)	To Total Investments(C)	To Net Investments in Fund Shares(C)
$50.00	$15,000.00	$1,123.68	7.49%	$330.00	$1,453.68	$13,546.32	9.69%	10.73%
75.00	22,500.00	1,619.28	7.20	375.00	1,994.28	20,505.72	8.86	9.73
100.00	30,000.00	2,158.08	7.19	450.00	2,608.08	27,391.92	8.69	9.52
125.00	37,500.00	2,696.88	7.19	450.00	3,146.88	34,353.12	8.39	9.16
150.00	45,000.00	2,541.60	5.65	450.00	2,991.60	42,008.40	6.65	7.12
166.66	49,998.00	2,823.00	5.65	450.00	3,273.00	46,725.00	6.55	7.00
200.00	60,000.00	3,339.84	5.57	450.00	3,789.84	56,210.16	6.32	6.74
250.00	75,000.00	4,175.52	5.57	450.00	4,625.52	70,374.48	6.17	6.57
291.66	87,498.00	3,688.20	4.22	450.00	4,138.20	83,359.80	4.73	4.96
300.00	90,000.00	3,251.52	3.61	450.00	3,701.52	86,298.48	4.11	4.29
333.33	99,999.00	3,509.96	3.51	450.00	3,959.96	96,039.04	3.96	4.12
350.00	105,000.00	3,629.28	3.46	450.00	4,079.28	100,920.72	3.89	4.04
375.00	112,500.00	3,577.50	3.18	450.00	4,027.50	108,472.50	3.58	3.71
400.00	120,000.00	3,494.40	2.91	450.00	3,944.40	116,055.60	3.29	3.40
416.66	124,998.00	3,624.94	2.90	450.00	4,074.94	120,923.06	3.26	3.37
500.00	150,000.00	4,243.68	2.83	450.00	4,693.68	145,306.32	3.13	3.23
750.00	225,000.00	6,105.60	2.71	450.00	6,555.60	218,444.40	2.91	3.00
1,000.00	300,000.00	8,075.52	2.69	450.00	8,525.52	291,474.48	2.84	2.92
1,500.00	450,000.00	8,825.76	1.96	450.00	9,275.76	440,724.24	2.06	2.10
2,000.00	600,000.00	9,248.16	1.54	450.00	9,698.16	590,301.84	1.62	1.64
2,500.00	750,000.00	10,034.88	1.34	450.00	10,484.88	739,515.12	1.40	1.42
5,000.00	1,500,000.00	12,000.00	0.80	450.00	12,450.00	1,487,550.00	0.83	0.84
10,000.00	3,000,000.00	14,536.32	0.48	450.00	14,986.32	2,985,013.68	0.50	0.50

NOTES**:

(A)  Does not include the annual $12 Completed Plan or Inactive Account Fees, payable to the Custodian first from dividends and distributions and then, if necessary, from principal. Plans established under an Automatic Investment Program or a government allotment after November 23, 1993, will pay a reduced Custodian Fee of $0.75 per automatic investment.

(B)  Does not include a service charge, payable first from dividends and distributions and then, if necessary, from principal, to cover certain administrative expenses actually incurred. The amount of such a charge will be determined by prorating the Plan's annual administrative costs over the total number of Plan accounts. In general, for the fiscal year ended September 30, 2016, the charge was $4.84 for Destiny Plans I: O per Plan account established on or after December 30, 1985. For Plan accounts established prior to December 30, 1985 and after October 30, 1982, the charge was $10 per account. For Plans established prior to October 31, 1982, this charge cannot exceed $2 per year.

(C)  "Investment" means only your monthly Plan investments and does not include any reinvestment of capital gain or dividend distributions.

*  Please see page 14 for a description of the Extended Investment Option.

**  See "Custodian Fees and Other Service Charges" on page 5.

9

TOTAL ALLOCATIONS AND DEDUCTIONS WHEN
EXTENDED INVESTMENT OPTION OF 180 ADDITIONAL INVESTMENTS IS USED
30 Year Plans

(Assumes that all investments are made in accordance with the terms of the
Extended Investment Option)*

		CREATION AND SALES CHARGES		CUSTODIAN FEES		% OF TOTAL CHARGES
Monthly Investment	Total Face Amount of Plan	Creation and Sales Charges	Creation and Sales Charges as % of Total Investments	Custodian Fees(A)(B)	Total Charges(A)(B)	Net Investment in Fund Shares(C)	To Total Investments(C)	To Net Investments in Fund Shares(C)
$50.00	$18,000.00	$1,123.68	6.24%	$396.00	$1,519.68	$16,480.32	8.44%	9.22%
75.00	27,000.00	1,619.28	6.00	450.00	2,069.28	24,930.72	7.66	8.30
100.00	36,000.00	2,158.08	5.99	540.00	2,698.08	33,301.92	7.49	8.10
125.00	45,000.00	2,696.88	5.99	540.00	3,236.88	41,763.12	7.19	7.75
150.00	54,000.00	2,541.60	4.71	540.00	3,081.60	50,918.40	5.71	6.05
166.66	59,997.60	2,823.00	4.71	540.00	3,363.00	56,634.60	5.61	5.94
200.00	72,000.00	3,339.84	4.64	540.00	3,879.84	68,120.16	5.39	5.70
250.00	90,000.00	4,175.52	4.64	540.00	4,715.52	85,284.48	5.24	5.53
291.66	104,997.60	3,688.20	3.51	540.00	4,228.20	100,769.40	4.03	4.20
300.00	108,000.00	3,251.52	3.01	540.00	3,791.52	104,208.48	3.51	3.64
333.33	119,998.80	3,509.96	2.92	540.00	4,049.96	115,948.84	3.38	3.49
350.00	126,000.00	3,629.28	2.88	540.00	4,169.28	121,830.72	3.31	3.42
375.00	135,000.00	3,577.50	2.65	540.00	4,117.50	130,882.50	3.05	3.15
400.00	144,000.00	3,494.40	2.43	540.00	4,034.40	139,965.60	2.80	2.88
416.66	149,997.60	3,624.94	2.42	540.00	4,164.94	145,832.66	2.78	2.86
500.00	180,000.00	4,243.68	2.36	540.00	4,783.68	175,216.32	2.66	2.73
750.00	270,000.00	6,105.60	2.26	540.00	6,645.60	263,354.40	2.46	2.52
1,000.00	360,000.00	8,075.52	2.24	540.00	8,615.52	351,384.48	2.39	2.45
1,500.00	540,000.00	8,825.76	1.63	540.00	9,365.76	530,634.24	1.73	1.77
2,000.00	720,000.00	9,248.16	1.28	540.00	9,788.16	710,211.84	1.36	1.38
2,500.00	900,000.00	10,034.88	1.11	540.00	10,574.88	889,425.12	1.17	1.19
5,000.00	1,800,000.00	12,000.00	0.67	540.00	12,540.00	1,787,460.00	0.70	0.70
10,000.00	3,600,000.00	14,536.32	0.40	540.00	15,076.32	3,584,923.68	0.42	0.42

NOTES**:

(A)  Does not include the annual $12 Completed Plan or Inactive Account Fees, payable to the Custodian first from dividends and distributions and then, if necessary, from principal. Plans established under an Automatic Investment Program or a government allotment after November 23, 1993, will pay a reduced Custodian Fee of $0.75 per automatic investment.

(B)  Does not include a service charge, payable first from dividends and distributions and then, if necessary, from principal, to cover certain administrative expenses actually incurred. The amount of such a charge will be determined by prorating the Plan's annual administrative costs over the total number of Plan accounts. In general, for the fiscal year ended September 30, 2016, the charge was $4.84 for Destiny Plans I: O per Plan account established on or after December 30, 1985. For Plan accounts established prior to December 30, 1985 and after October 30, 1982, the charge was $10 per account. For Plans established prior to October 31, 1982, this charge cannot exceed $2 per year.

(C)  "Investment" means only your monthly Plan investments and does not include any reinvestment of capital gain or dividend distributions.

*  Please see page 14 for a description of the Extended Investment Option.

**  See "Custodian Fees and Other Service Charges" on page 5.

10

A $50 MONTHLY INVESTMENT PLAN
(Assumes that all investments are made in accordance with the terms of the Plan)

	At the End of Your Plan*		At the End of 6 Months (6 Investments)		At the End of 1 Year (12 Investments)		At the End of 2 Years (24 Investments)
	Amount	% of Total Investments	Amount	% of Total Investments	Amount	% of Total Investments	Amount	% of Total Investments
10 YEARS (120 INVESTMENTS)
Total Investments	$6,000.00	100.00%	$300.00	100.00%	$600.00	100.00%	$1,200.00	100.00%
Deduct:
Creation and Sales Charges	494.40	8.24	150.00	50.00	300.00	50.00	321.60	26.80
Custodian Fees	132.00	2.20	6.60	2.20	13.20	2.20	26.40	2.20
Total Deductions(A)	626.40	10.44	156.60	52.20	313.20	52.20	348.00	29.00
Net Amount Invested under Plans	5,373.60	89.56	143.40	47.80	286.80	47.80	852.00	71.00
15 YEARS (180 INVESTMENTS)
Total Investments	$9,000.00	100.00%	$300.00	100.00%	$600.00	100.00%	$1,200.00	100.00%
Deduct:
Creation and Sales Charges	780.48	8.67	150.00	50.00	300.00	50.00	334.32	27.86
Custodian Fees	198.00	2.20	6.60	2.20	13.20	2.20	26.40	2.20
Total Deductions(A)	978.48	10.87	156.60	52.20	313.20	52.20	360.72	30.06
Net Amount Invested under Plans	8,021.52	89.13	143.40	47.80	286.80	47.80	839.28	69.94
25 YEARS (300 INVESTMENTS)
Total Investments(B)	$15,000.00	100.00%	$300.00	100.00%	$600.00	100.00%	$1,200.00	100.00%
Deduct:
Creation and Sales Charges	1,123.68	7.49	150.00	50.00	300.00	50.00	334.32	27.86
Custodian Fees	330.00	2.20	6.60	2.20	13.20	2.20	26.40	2.20
Total Deductions(A)	1,453.68	9.69	156.60	52.20	313.20	52.20	360.72	30.06
Net Amount Invested under Plans	13,546.32	90.31	143.40	47.80	286.80	47.80	839.28	69.94
30 YEARS (360 INVESTMENTS)
Total Investments(B)	$18,000.00	100.00%	$300.00	100.00%	$600.00	100.00%	$1,200.00	100.00%
Deduct:
Creation and Sales Charges	1,123.68	6.24	150.00	50.00	300.00	50.00	334.32	27.86
Custodian Fees	396.00	2.20	6.60	2.20	13.20	2.20	26.40	2.20
Total Deductions(A)	1,519.68	8.44	156.60	52.20	313.20	52.20	360.72	30.06
Net Amount Invested under Plans	16,480.32	91.56	143.40	47.80	286.80	47.80	839.28	69.94

*  Assumes completion of your Plan.

NOTES**:

(A)  Does not include a service charge, payable first from dividends and distributions and then, if necessary, from principal, to cover certain administrative expenses actually incurred. The amount of such a charge will be determined by prorating the Plan's annual administrative costs over the total number of Plan accounts. In general, for the fiscal year ended September 30, 2016, the charge was $4.84 for Destiny Plans I: O per Plan account established on or after December 30, 1985.

(B)  The 25-year (300 investments) or 30-year (360 investments) schedules reflect the charges applicable to a 15 year Plan which is continued under the Extended Investment Option. It does not include the reduced Custodian Fee rate of $0.75 per automatic investment for Plans established under an Automatic Investment Program or a government allotment, as described on page 12. The Custodian Fee may be increased as set forth in "Custodian Fees and Other Service Charges" on page 5.

**  See "Custodian Fees and Other Service Charges" on page 5.

Dividends and distributions received on Fund shares during the periods shown above have not been included or reflected in any way in the amounts shown in the table.

After the first 12 investments, the Creation and Sales Charges deducted from any investment will not exceed 3.73% of the net investment in Fund shares in the case of a 10 year Plan and 6.07% of the net investment in Fund shares in the case of a 15 year Plan (before deduction of Custodian Fee).

The amounts shown do not reflect the deduction of any of the Account Fees described on page 5.

11

KEEPING YOUR PLAN CURRENT

Your Plan calls for monthly investments for a period of either 10 or 15 years, with the option of extending a 15 year Plan for another 15 years. You are not likely to realize the full benefit of your Plan unless you complete your Plan. You should carefully consider your ability to make monthly investments for the length of time required to complete your Plan before you start a Plan. The Plans offer an Automatic Investment Program to assist you in making your monthly investments. See "Automatic Investment Program and Government Allotments" below.

If you stop making monthly investments, your ability to benefit from dollar-cost averaging will be reduced. See "Dollar-Cost Averaging and Diversification" below. If you stop making monthly investments and have not made any of your monthly investments in advance of their due date, your Plan will no longer be current. An inactive account fee of $12 is charged annually if you have not completed your Plan and no investment has been made for a 12-month period, after giving credit for any prepayment of monthly investments that you may have made. This fee is deducted from dividends and distributions or, if these are not sufficient, the Custodian has the right to obtain the amount needed to pay its fee by selling Fund shares from your Plan account.

Under current policy, one investment is required during each 6-month period of the calendar year to prevent the Plan from being in default. Your Plan may be terminated by the Sponsor or the Custodian if it is in default. See "Termination of Your Plan by the Sponsor or Custodian" on page 19.

DOLLAR-COST AVERAGING AND DIVERSIFICATION

The Destiny Plans were created to utilize the investing method of dollar-cost averaging. Dollar-cost averaging is a strategy of buying fixed dollar amounts of securities at regular intervals, regardless of the price of the shares. In the Destiny Plans, you invest a fixed amount on a monthly basis. Your monthly investment of a fixed dollar amount buys more shares when the share price is low and fewer shares when the share price is high. The benefit of this method is that, over time, the average cost of your shares will be lower than the average price of those shares. Dollar-cost averaging does not assure a profit or protect against a loss. If you sell your Fund shares when their value is less than their cost, you will incur a loss.

Diversification can help you manage the investment risk by decreasing the volatility of a portfolio of securities. The Destiny Portfolios are diversified, which means that the Funds invest in a number of different securities.

PLAN FEATURES

1.  Automatic Investment Program and Government Allotments

To encourage and assist you in making monthly investments, and to eliminate the burden of writing a check every month, you may arrange to have your investments made automatically by establishing an Automatic Investment Program or, if you are a member of the military, a government allotment.

How to Establish, Change or Terminate an Automatic Investment Program

•  To establish an Automatic Investment Program, you should complete a Preauthorized Electronic Transaction Form, attach a voided blank check or deposit slip, and send it to Boston Financial at least 15 days before the date the Automatic Investment Program is to go into effect. Boston Financial Data Services, Inc. (Boston Financial) will then electronically draw against your bank account each month in the amount of the monthly Plan investment. To change your Automatic Investment Program, you must give written notice to Boston Financial at least 15 days before the date on which the change is to go into effect.

•  To terminate your Automatic Investment Program, you must notify Boston Financial at least 5 days before the date of the next scheduled electronic transfer by calling Boston Financial at 1-800-225-5270 or by writing to Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300.

How to Establish, Change or Terminate a Government Allotment

•  Members of the military may establish a government allotment by completing the appropriate government allotment form.

•  You may change or terminate a government allotment at any time by giving notice to your government disbursing office.

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•  Please obtain forms to establish, change, or terminate a government allotment from your government disbursing office. Boston Financial cannot supply you with these forms.

2.  Rights of Accumulation

You may qualify to pay lower Creation and Sales Charges on Plans where you increase the Face Amount, by aggregating their Face Amounts with the following holdings registered to you, members of your immediate family, or certain fiduciary accounts described below: (i) the Face Amounts of any current Plans, (ii) Class A, Class T, and Class C shares of any Fidelity Advisor fund, (iii) Advisor C Class shares of Treasury Fund, and (iv) Daily Money Class shares of a Fidelity fund that offers Daily Money Class shares acquired by exchange from any Fidelity Advisor fund. In addition, when you increase the Face Amount of an existing Plan, you may also qualify to reduce the Creation and Sales Charges you pay on future investments into any existing individual IRA Plans which are registered to you or your immediate family. 10 year and 15 year Plans may not be combined for purposes of taking advantage of these rights of accumulation.

To use this privilege, you or your investment professional must notify the Sponsor in writing that you wish to aggregate the Face Amounts of each of the Plans that qualify for rights of accumulation for the purpose of determining the applicable Creation and Sales Charges. A letter of instruction for each face change must be submitted at the same time that you send your notice.

Each Plan must be current at the time you send your notice. For rights of accumulation, a Plan is considered to be current if:

•  It has been completed and not redeemed; or

•  It has not been completed, but has at least as many investments recorded as there are months elapsed since establishment or since being increased; or

•  It is a qualified retirement plan, including an IRA.

If one or more of the Plans, other than a qualified retirement plan, that are combined to take advantage of this privilege subsequently becomes no longer current, the remaining Creation and Sales Charges will be recalculated to reflect the charges applicable to the Plan or Plans that remain current.

You may only combine Plans that are registered to you, your spouse, your children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For the purpose of this privilege, a single fiduciary account includes a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code, and a trust estate or fiduciary account may have more than one beneficiary. This privilege is not available to any group of individuals whose funds are combined, directly or indirectly, for the purchase of redeemable securities of a registered investment company whether jointly or through a trustee, agent, custodian or other representative for that group of individuals.

3.  Distributions

Unless you direct otherwise, all dividends and other distributions, after applicable deductions, are automatically used to purchase additional Class O shares of the Fund at NAV as of the record date for the distribution. No sales charge is made on any reinvestment of dividends or other distributions.

You must instruct Boston Financial if you wish to receive the dividends and other distributions in cash rather than additional shares. Your instructions must be received at least seven days before the record date of a dividend or distribution. You may change these instructions at any time. Distributions on Fidelity Destiny IRAs are automatically reinvested.

Dividends and other distributions are made on a per-share basis. After every distribution, the value of a share drops by the amount of the distribution. If you make an investment shortly before the ex-dividend date of the dividend or distribution, you will pay a price for the shares that includes the amount of the dividend or distribution. This is called "buying a dividend." Dividends and distributions, if declared, are normally paid annually by each Fund, and may be taxable to you. See "Taxes" on page 18.

4.  Federal Voluntary Income Tax Withholding

Boston Financial can withhold up to 28% of any dividend or other distribution paid by the Fund for income taxes and send that amount to the Internal Revenue Service as a credit against your tax liability, if any. The amount withheld may or may not be equal to the additional taxes you may owe on the dividend or distribution. If you choose to authorize this withholding, the number of Fund shares purchased with the remainder of the dividend or distribution will be less than would otherwise have been the case.

Federal Voluntary Income Tax Withholding is available only for non-retirement (taxable) accounts. This withholding option can be started by submitting a Tax Withholding Form, which is included with your Plan Application, to Boston Financial at least 30 days before the option is to take effect. Once started, the withholding option will remain in effect until you notify Boston Financial in writing to end

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the withholding. For withholding tax information on distributions from qualified plans or Individual Retirement Accounts, please refer to your qualified plan documents or custodial agreement.

5.  Your Voting Rights

You will receive a notice at least 15 days before any matter is submitted to a vote of the shareholders of the Fund. The Custodian will vote on these matters according to your instructions. In the absence of instructions on how you wish to vote, the Custodian will vote all the votes of the Plan in the same proportion as it votes the shares for which it has received instructions from other Planholders in your Plan. The number of votes you are entitled to is based upon the dollar value of your investment. If you wish to attend a meeting at which shares may be voted, you may request Boston Financial to furnish a proxy or otherwise make arrangements for exercising your voting rights.

6.  Making Advance Investments

You are normally expected to make 12 regularly scheduled investments each calendar year. If you wish to complete your Plan ahead of schedule, you may make advance investments singly or in lump-sum amounts at any time during the life of your Plan.

There is no restriction on the number of advance investments you may make during the life of your Plan, but the total amount of all your investments made during the life of your Plan may not exceed the total Face Amount of your Plan, unless you are exercising the Extended Investment Option. See "Extended Investment Option" on page 14. Investments made in excess of this limit will be returned to you at the address of record. Monthly investments may also be paid in lump-sum amounts to make a Plan that is in arrears current. When you make advance investments, you pay the applicable Creation and Sales Charges that you pay on regular monthly investments.

7.  Changing the Face Amount of Your Plan

You may increase the Face Amount of your Plan at any time. This is called making a Face Change to your Plan. You may choose a new Face Amount that is one of the monthly investment amounts shown in the tables on pages 7, 8, 9 and 10. Within 12 months of the time you increase the Face Amount of your Plan, you may decrease your Face Amount back to an amount not lower than the Plan's previous Face Amount. Within 12 months of the time you open a new Plan, you may decrease your Face Amount by as much as 50%. This privilege is only available to Plans with Face Amounts of at least $12,000 ($100 per month).

You must send your request for a change in the Face Amount of a Plan to Boston Financial or your representative along with a letter of instruction for the new Face Amount.

Changes in the Face Amount of your Plan (increases or decreases) will not take effect until the Custodian receives written instructions in good order from you.

Whether you increase or decrease your Face Amount, a change in the Face Amount does not create new cancellation and refund rights. However, your Plan will be subject to the fees and deductions applicable to Plans of the same Face Amount opened at the time that you change the Face Amount of your Plan, as described in the then currently effective prospectus. The Creation and Sales Charges you have already paid on your existing Plan will be recomputed and applied as a credit to the Creation and Sales Charges due on your changed Plan, if any, at the time you change the Face Amount of your Plan. Any additional Creation and Sales Charges due on your changed Plan will be paid by liquidating Fund shares held by your Plan.

8.  Extended Investment Option

If you purchase a 15 year Plan, you may continue making monthly investments into your Plan after you complete all scheduled investments by making your initial investment within six months after your 180th payment. You will not be allowed to automatically activate the extended investment option after the six months following your 180th payment. If you purchase a 10 year Plan, you must first change the Face Amount of your Plan to that of a 15 year Plan and complete that Plan before activating the Extended Investment Option. You may make as many as 180 additional monthly investments, for a total of 360 investments. Investments which exceed this limit will be returned to you at the address of record.

Your additional investments are subject to the same deductions (with the exception of the Custodian Fee) as your last scheduled investment, except that you will not pay additional Creation and Sales charges on each subsequent investment beyond your 300th payment. If you stop making investments under the Extended Investment Option, and your Plan is not current for six consecutive months, the Sponsor or the Custodian may terminate your Plan. The Custodian reserves the right to increase the Custodian Fee applicable to this period to the rate then being charged for new Plans of the same Plan size. In no case, however, will this new rate be more than 75% higher than the Custodian Fees detailed in this Prospectus. Your Extended Investment Option will end after your 360th monthly Plan investment.

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9.  Partial Redemption of Your Plan Shares

Normally, if you redeem all of your Plan shares, your Plan will terminate. However, you may redeem less than all of your Plan shares without terminating your Plan. If you have owned your Plan for at least 45 days, you may direct the Custodian, as agent, to redeem up to 90% of the value of your Plan shares, expressed in dollars, and to pay you the proceeds. You may make partial redemptions as often as you desire. Any partial sale of shares and cash withdrawal must involve at least $100.

When you make partial redemptions, you may elect to hold Fund shares directly by instructing the Custodian to deliver any or all of the Fund shares that have accumulated in your Plan for at least 60 days, properly registered in your name, to Fidelity Investments Institutional Operations Company, Inc., the transfer agent of the Fund. You may exchange your Fund shares for shares of any of the Fidelity funds, including Class A shares of any of the Fidelity funds that offer Advisor classes of shares, subject to minimum initial investment requirements. For more information, see "Completed Plans and Exchanges" on page 18 and "Exchanging Shares" on page P-10 of the Fund's prospectus.

Where to Send Requests. Your partial redemption request should be sent to Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300. Your request must be signed and any required medallion signature guarantee must be received in proper order before any cash withdrawals or redemptions can be executed.

Medallion Signature Guarantees May Be Required. If your partial redemption results in a cash withdrawal of more than $100,000, if the proceeds are to be sent to an address other than the address of record, or if the proceeds are to be paid to someone other than the record owner of the account, a medallion signature guarantee is required. A medallion signature guarantee is also required if the address of record has changed within the last 15 days and you wish to sell $10,000 or more of shares. A medallion signature guarantee is a widely accepted way to protect you and Fidelity by guaranteeing the signature that appears on your request. A medallion signature guarantee may not be provided by a notary public. The Custodian will accept medallion signature guarantees from banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions (if authorized under state law), national securities exchanges, registered securities associations, clearing agencies and savings associations.

Telephone Requests. You may also make partial redemptions by telephone by calling Boston Financial at 1-800-225-5270, as long as you are not withdrawing more than 90% or $100,000 from your Plan and your request does not require a medallion signature guarantee.

Automated Clearing House or Bank Wire. You may also make partial redemptions via the Automated Clearing House ("ACH") or the Federal Reserve Wire System by calling Boston Financial at 1-800-225-5270. You must sign up for the ACH or wire feature at least 5 days before using it. Please call your investment professional or Boston Financial to verify that this feature is set up on your account. You must designate the U.S. commercial bank account(s) into which you want the redemption proceeds deposited. To add the ACH or wire feature or to change the bank account designated to receive redemption proceeds at any time prior to making a redemption request, you should send a letter of instruction, including a medallion signature guarantee and a blank voided check, to Boston Financial Data Services, Inc. P.O. Box 8300, Boston, Massachusetts 02266-8300. A $10 fee will be charged for each redemption of shares via the Federal Reserve Wire System.

Redemption Prices and Proceeds. The redemption price for the partial redemption will be at the NAV calculated after your order is received in proper form. Partial redemption requests must be received by 4:00 p.m. Eastern time to receive that day's NAV. You will receive proceeds by check made payable as the account is registered and mailed to the address of record. Ordinarily, you will be sent the proceeds of a partial redemption within seven calendar days from the time Boston Financial accepts the request. However, Boston Financial will not mail redemption proceeds until checks received for the shares purchased have cleared (which may take up to 7 calendar days). The right of redemption of shares of the Fund may be suspended at times when the New York Stock Exchange is closed or if the Securities and Exchange Commission ("SEC") has determined that certain other emergencies exist. If the right of redemption of shares is suspended, Fund shares may not be redeemed, and therefore, cash withdrawals may not be made.

Certain Tax Consequences: Your Responsibilities. You may realize a capital gain or loss for federal income tax purposes on partial redemptions even if you replace the shares pursuant to the "replacement option" described in the following paragraph. If assets from a Fidelity Destiny IRA are distributed directly to you, you will be responsible for any income taxes due on the distribution and, if you are under the age of 59 1/2, you may be subject to an early distribution penalty if those assets are not reinvested into another IRA within 60 days of receipt of the distribution.

Replacement Option. If you make a partial redemption of some of your Plan shares, you may, but are not obligated to, replace those shares by repurchasing them, up to the dollar amount of the original sale, at any time after 90 days from the date of the original sale. If you own a Fidelity Destiny IRA, you may replace those shares by repurchasing them, up to the dollar amount of the original sale, at any time after 45 days from the date of the original sale. The annual contribution limitation will apply for such purchases.

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You may replace Plan shares at any time after 90 days (45 days for Fidelity Destiny IRAs), and the replacement need not be made in one transaction. However, the amount of any repurchase of shares following a partial redemption must be at least 25% of the amount redeemed or $500, whichever is less. Replacements of partial redemptions should be clearly identified to distinguish them from additional investments. The Custodian or Boston Financial may require additional documentation. Your replacement will be applied to the purchase of Fund shares at the next determined NAV. Partial redemptions and replacements do not affect the total number of monthly investments to be made or the unpaid balance of monthly investments.

The partial redemption and replacement privileges are intended to facilitate the temporary use of funds invested in your Plan for emergency purposes. The Sponsor reserves the right to limit the number of transactions you may use to replace a partial redemption and to impose such additional restrictions as, in its judgment, are necessary to conform with the requirements of NASD Rule 2830 of the Rules of the Financial Industry Regulatory Authority ("FINRA").

10.  Systematic Withdrawal Program

When you have completed your Plan, you may choose to start a Systematic Withdrawal Program. You may also start a Systematic Withdrawal Program prior to completing your Plan if you provide Boston Financial with written notification that you do not intend to make any additional investments. If you resume making investments, you may want to consider discontinuing the Systematic Withdrawal Program because of the Creation and Sales Charges. If you have a Fidelity Destiny IRA and are 59 1/2 years old or older, you do not have to complete your Plan, or provide notification that you do not intend to make additional investments, before you start a Systematic Withdrawal Program.

How to Start a Systematic Withdrawal Program. To start this program, you direct the Custodian, as your agent, to withdraw the necessary shares from your Plan account so that the Custodian may make regular cash withdrawals on a monthly or quarterly basis. You may authorize cash withdrawals of any amount, subject to a $50 minimum. The Sponsor has established the $50 minimum for administrative convenience: it should not be considered a recommended Systematic Withdrawal amount. You may change the dollar amount of the withdrawal or stop the Systematic Withdrawal Program at any time. To make program withdrawals by ACH or bank wire please follow the instructions set forth above in Section 9 under Partial Redemption of Your Plan Shares - Automated Clearing House or Bank Wire.

Your Plan will remain in full force and effect with all rights and privileges until all shares have been withdrawn from your account. You should realize that withdrawals in excess of the dividends and distributions paid on your Plan shares will be made from principal and eventually may exhaust your Plan account. Therefore, these withdrawals cannot be considered as income on your investment. You may also realize a capital gain or loss for federal income tax purposes upon payment of each withdrawal. If you purchase two or more Plans, it is ordinarily disadvantageous to participate in the Systematic Withdrawal Program on a completed Plan while still making monthly investments on the uncompleted Plan.

The Sponsor reserves the right to stop offering the Systematic Withdrawal Program at any time after giving 90-days' notice to all Planholders who have not elected to participate in the program. If you are currently participating in the program at that time, you will be allowed to continue your program. The Sponsor is not currently contemplating ending the program.

11.  Transferring or Assigning Your Rights in a Plan

To secure a loan, you may assign your right, title and interest in all, or a part of, your Plan to a bank or other lending institution. You may not assign or transfer your rights in a Plan if it is a Fidelity Destiny IRA or other qualified retirement account, a UTMA Plan, or a UGMA Plan. Additional documentation may be required by the lending institution. To obtain additional information about the necessary forms and procedures please call Boston Financial at 1-800-225-5270.

You may also transfer your right, title, and interest to another person whose only right shall be the privilege of complete withdrawal from the Plan, or transfer your right, title, and interest to another person, trustee, or custodian acceptable to the Sponsor, who has applied to the Sponsor for a similar Plan. Additional documentation may be required. Boston Financial or your representative will provide you with the appropriate assignment forms. You will be liable for any transfer taxes that may be incurred.

12.  Transfer of Broker

A shareholder may change the broker/dealer firm of record for his or her account by sending a letter of instruction to Boston Financial Data Services, Inc. P.O. Box 8300, Boston, MA 02266-8300.

13.  Your Cancellation and Refund Rights

45-Day Cancellation Right. You have certain cancellation rights. Within 60 days after your initial investment in a new Plan, the Custodian will send you a notice about these rights. If you elect to cancel your Plan within 45 days of the date of the mailing of that notice, you will receive a cash refund equal to the sum of (1) the total net asset value of the Fund shares credited to your Plan account

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on the date that the cancellation request is received by Boston Financial and (2) an amount equal to the difference between the total investments made under the Plan and the net amount invested in Fund shares (including all Custodian Fees paid to date).

18-Month Cancellation Right. In addition, you may cancel your Plan at any time within 18 months of your initial investment by sending written instructions to Boston Financial. If you cancel your Plan after the 45-day cancellation period described above has expired but before the 18 month cancellation period expires, you will receive a cash refund equal to the sum of (1) the total net asset value of the Fund shares credited to your Plan account on the date that the cancellation request is received by Boston Financial and (2) the amount by which the Creation and Sales Charges deducted from your total investments exceed 15% of the investments made up to the date of redemption. Custodian Fees, which may amount to 2.2% of the total investments, are not subject to refund.

Where to Send a Request. In order to receive the above refunds, you must send a written cancellation request to Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300. For your protection, if the amount of your refund will be more than $100,000, if the proceeds are to be sent to an address other than the address of record, if the proceeds are to be paid to someone other than the record owner of the account, or if you have changed your address within 15 days of your cancellation request and you wish to sell $10,000 or more of shares, your request must be signed by all the registered owners and you must include a medallion signature guarantee on your cancellation request.

Reinstatement After Cancellation. If you exercise your Cancellation and Refund Rights and redeem your Plan, you may not reinstate the proceeds from such a cancellation or refund at NAV, except as described under "Plan Reinstatement" on page 18. You may realize a capital gain or loss for federal income tax purposes at the time of redemption.

Notices. The Sponsor will send you a written notice of the 18-month right of cancellation if, during the first 15 months after the issuance of your Plan, you have missed three or more investments, or if, after the first 15 months but prior to the end of 18 months from the issuance of your Plan, you have missed one investment or more. If the Sponsor has previously sent you a notice during the first 15 months after the issuance of your Plan, a second notice will not be sent even if additional investments are missed. These notices will inform you of your Plan cancellation rights, and will include the value of your Plan and the amount you would be entitled to receive upon cancellation, as of the date of the notice.

14.  Terminating Your Plan

You may terminate your Plan completely at any time by redeeming all your shares. However, if you terminate your Plan before completing all the scheduled investments, the percentage of your total investments that will have been paid as Creation and Sales Charges will be higher than if you had completed your Plan. You may also partially redeem your Plan. See "Partial Redemption of Your Plan Shares" on page 15. If you terminate your Plan more than 60 days from the date of issuance of your Plan, you may avoid paying any commission that a security dealer may charge for terminating your Plan by sending written notice of termination to Boston Financial. If your Plan is not complete, a charge of $2.50 will be made for terminating your Plan.

Options Following Termination. When you terminate your Plan, you may choose to hold Fund shares directly by instructing the Custodian to deliver any or all of the Fund shares that have accumulated in your Plan for at least 60 days, properly registered in your name, to Fidelity Investments Institutional Operations Company, Inc., the transfer agent of the Fund. You may exchange your Fund shares for shares of any of the Fidelity funds, including Class A shares of any of the Fidelity funds that offer Advisor classes of shares, subject to minimum initial investment requirements. You may also receive a check for the proceeds by directing the Custodian, as your agent, to withdraw the shares, redeem them, and send the proceeds to you. For more information, see "Completed Plans and Exchanges" on page 18 and "Exchanging Shares" on page P-10 of the Fund's prospectus.

Where to Send Requests. Termination requests should be sent to Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300. Your termination request and any necessary medallion signature guarantees must be received in proper order before any withdrawals or redemptions can be executed. For your protection, if the amount of your proceeds from termination will be more than $100,000, if the proceeds are to be sent to an address other than the address of record, if the proceeds are to be paid to someone other than the record owner of the account, or if you have changed your address within 15 days of your termination request and you wish to sell $10,000 or more of shares, your request must be signed by all the registered owners and you must include a medallion signature guarantee on your termination request.

Automated Clearing House or Bank Wire. You may redeem your shares via the ACH or the Federal Reserve Wire System by calling Boston Financial at 1-800-225-5270. You must sign up for the ACH or the wire feature at least five days before using it. Please call your investment professional or Boston Financial to verify that this feature is set up on your account. You must designate the U.S. commercial bank account(s) into which you want the redemption proceeds deposited. To add the ACH or the wire feature or to change the bank account designated to receive redemption proceeds at any time prior to making a redemption request, you should send a letter of instruction, including a medallion signature guarantee and a blank voided check, to Boston Financial Data Services, Inc., P. O. Box 8300, Boston, Massachusetts 02266-8300. A $10 fee will be charged on each redemption of shares via the Federal Reserve Wire System.

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Redemption Prices and Proceeds. The redemption price of your Fund shares will be at the NAV calculated after your order is received in proper form. Termination requests must be received by 4:00 p.m. Eastern Time to receive that day's NAV. You will receive proceeds by check made payable as the account is registered and mailed to the address of record. Ordinarily, you will be sent the proceeds within seven calendar days from the time Boston Financial accepts your termination request. However, Boston Financial will not mail redemption proceeds until checks received for the shares purchased have cleared (which may take up to 7 calendar days). The right of redemption of shares of the Fund may be suspended at times when the New York Stock Exchange is closed or if the SEC has determined that certain other emergencies exist. If the right of redemption of shares is suspended, Fund shares may not be redeemed, and therefore, cash withdrawals may not be made.

15.  Completed Plans and Exchanges

Once you have completed your Plan, you may elect to hold shares of the Fund directly by instructing the Custodian to deliver any or all of the Fund shares that have accumulated in your Plan, properly registered in your name, to the transfer agent of the Fund. To transfer your shares to the Fund, you will need to complete a Fidelity fund application. An annual fee of $12 will be charged if you have completed your Plan but elected not to hold shares of the Fund directly.

Fund shares held directly by you may be exchanged at NAV for shares of any of the Fidelity funds, including Class A shares of Fidelity funds that offer Advisor classes of shares, subject to minimum initial investment requirements. FMR is the investment adviser of the Fidelity funds. For more information, see "Exchanging Shares" on page P-10 of the Fund's prospectus.

Exchanges between Destiny Plans I: O and Destiny Plans II: O (offered by means of a separate prospectus) are not permitted, nor may exchanges be made between these Plans and Destiny Plans I: N or Destiny Plans II: N offered by means of separate prospectuses. Shares of any class of the Fund held by any Destiny Plans may not be exchanged for shares of any class of Fidelity Advisor Capital Development Fund, nor may shares of any class of Fidelity Advisor Capital Development Fund held by any Destiny Plans be exchanged for shares of the Fund.

16.  Plan Reinstatement

You may reinstate a terminated Plan without any Creation and Sales Charges on the reinstated amount during the original term of your Plan under the same account registration as your terminated Plan. You must make your reinstatement within 90 days after the date you terminated your Plan. You need not reinstate all of the proceeds which you received upon termination, but you must reinstate at least 10% of the gross proceeds from the termination of your Plan. When you reinstate your Plan, it will be the same type of Plan, and invest in the same class of Fund shares, as your terminated Plan, at the NAV of that class next determined after your reinstatement request is received in good order by Boston Financial.

You may terminate tax-advantaged retirement Plan accounts and rollover (reinstate) the assets into another tax-advantaged retirement account without any sales charge as often as you wish subject to regulatory limitations as long as the only difference in the account registration of the Plan account is the name of the type of tax-advantaged retirement account. You may wish to consult with a tax adviser before terminating a tax-advantaged retirement account.

If you terminated your Plan and redeemed your shares under the Cancellation and Refund Rights described on page 16, you may not reinstate the proceeds from such a cancellation or refund at NAV until all refunded Creation and Sales Charges that were refunded in the cancellation have been deducted from the amount being replaced. The plan reinstatement privilege is separate from the partial redemption privilege described on page 15.

When you reinstate your Plan, your Plan will resume at the same monthly investment number that would have been due if you had not terminated your Plan. Your reinstated Plan will be credited for all monthly investments made to your terminated Plan. The total number of monthly investments to be made on your Plan will remain the same.

The Sponsor may, from time to time, extend the plan reinstatement privilege beyond the 90-day period on the terms described above. The extended reinstatement period will not be available unless the Sponsor has specified a time period during which the 90-day reinstatement period has been extended.

You should recognize that if you terminate your Plan you may realize a gain or loss for federal income tax purposes, but if you reinvest some or all of the proceeds in your Destiny Plan within 30 days of that termination date, you may not recognize a loss for federal income tax purposes.

17.  Taxes

For tax purposes, you will be treated as directly owning Fund shares. The Fidelity Destiny Portfolios prospectus more fully describes how the dividends and distributions that are paid to you or reinvested for you may be taxable to you. You bear the responsibility for any taxes payable with respect to any of the profits realized on sales or transfers by the Custodian or Sponsor of Fund shares or other

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property credited to your account in accordance with the provisions of your Plan and for any taxes levied or assessed with respect to Fund shares or the income from Fund shares. For more information, see "Tax Consequences" on page P-11 of the Fund's prospectus.

The cost basis of your shares is the amount you paid for those shares, including the Creation and Sales Charges and the cost of any reinvested distributions. If you own a Fidelity Destiny IRA and itemize your deductions, you may be able to claim a miscellaneous itemized deduction for any administrative or trustee fees incurred in connection with that IRA if those fees are billed separately or paid separately.

18.  Termination of Your Plan by the Sponsor or Custodian

Although a Plan may call for regular investments over a 10 year or 15 year period, neither the Sponsor nor the Custodian can terminate your Plan until 360 investments have been made unless the Plan is in default or unless shares of the Fund are not obtainable and a substitution is not made. See "Substitution of the Underlying Investment" on page 20. Normally, a Plan is in default if no investments have been made for six consecutive months. However, under the current policy, a Plan is not in default if one investment has been made during each six-month period of the calendar year. Although the Sponsor does not currently intend to do so, the Sponsor reserves the right to change the current default policy in the future. The default period will not start until you have been given full credit for the amount of any advance investments you have made.

After 360 investments, or if other events justify termination, the Sponsor or the Custodian may terminate your Plan with 60 days written notice by mailing you notice of termination at the address shown on your Plan account registration. The notice will request that you choose to have the Plan distributed either in cash or in Fund shares (together with the cash value of any fractional shares) after deduction for all authorized charges, fees and expenses. Upon termination, the Custodian, acting as your agent, may surrender for liquidation either all of the Fund shares credited to your Plan or sufficient Fund shares to pay all authorized deductions and leave no fractional shares. The Fund shares and any cash remaining after paying all authorized deductions will be held by the Custodian for delivery to you.

No interest will be paid by the Custodian on any cash balances. If you do not respond within 60 days after the notice of termination is mailed to you, the Custodian, at its discretion, may at any time thereafter fully discharge its obligations by mailing a check for the liquidated value of the Fund shares to you. You will then have no further rights under the Plan except that if the check is returned to the Custodian undelivered, the Custodian will continue to hold these assets for your benefit, subject only to any applicable escheatment laws. The Custodian has no obligation to pay interest on or to reinvest checks returned to it.

19

SUBSTITUTION OF THE UNDERLYING INVESTMENT

The Sponsor may substitute the shares of another investment medium as the underlying investment if it deems the substitution to be in the best interest of Planholders. The substituted shares shall be generally comparable in character and quality to the present Fund shares, and shall be registered with the SEC under the Securities Act of 1933. Before any substitution can be effected, the Sponsor must:

(a)  obtain an order from the SEC approving the substitution;

(b)  give written notice of the proposed substitution to the Custodian;

(c)  give a written notice of the proposed substitution to each Planholder that includes a reasonable description of the new fund shares, with the advice that, unless the Plan is surrendered within 30 days of the date of the mailing of the notice, you will be considered to have consented to the substitution and to have agreed to bear the pro rata share of expenses and taxes in connection with it; and

(d)  provide the Custodian with a signed certificate stating that proper notice under these provisions has been given to each Planholder.

If your Plan is not surrendered within 30 days from the date the notice was sent to you, the Custodian shall purchase the new shares for your Plan with any dividends or distributions which may be reinvested for your Plan. If the new shares are also to be substituted for the shares your Plan already holds, the Sponsor must arrange to have the Custodian furnished, without payment of a sales charge or fees of any kind, with new shares having an aggregate value equal to the value of the shares for which they are to be exchanged.

If Fund shares are not available for purchase for a period of 120 days or longer, and the Sponsor fails to substitute other shares, the Custodian may, but is not required to, either select another underlying investment or terminate the Plan. If the Custodian selects a substitute investment, it shall first obtain an order from the SEC approving the substitution, as specified above, and then shall notify each Planholder. If, within 30 days after mailing the required notice to you, you give your written approval of the substitution and agree to bear the pro rata share of actual expenses, including tax liability sustained by the Custodian, the Custodian may thereafter purchase the substituted shares. Your failure to give written approval of the substitution within the 30-day period shall give the Custodian the authority to terminate your Plan.

GENERAL

The terms of the Plan are set out in a Custodian Agreement, which is governed by the laws of the Commonwealth of Massachusetts. The Plan is a unit investment trust under the Investment Company Act of 1940 ("1940 Act"), and is registered with the SEC. Registration with the SEC does not imply supervision of management or investment practices or policies by the SEC. No Plan certificates are available. New Fidelity Systematic Investment Plans are no longer offered for sale.

In addition to the Plan described in this prospectus, there are currently three other series of Fidelity Systematic Investment Plans: Destiny Plans II: O (together with the Plan, the "O Plans"), Destiny Plans I: N and Destiny Plans II: N (together, the "N Plans"). A copy of separate prospectuses describing the three Plans in detail is available from your investment professional or from Fidelity Distributors Corporation. The O Plans have been closed to new investors since December 15, 1999. The N Plans have been closed to new investors since October 27, 2006.

The organization, management and investment policies of Fidelity Destiny Portfolios are fully described in the Fund's prospectus beginning on page P-1. Generally, shares of the Fund are purchased at the next NAV calculated after your investment is received in good order by the Custodian. Dividends and distributions received on Fund shares will be reinvested by the Custodian, after making authorized deductions, in additional shares of the Fund at the then-current NAV unless otherwise directed by the Sponsor or unless you direct Boston Financial to remit them to you in cash.

Commissions ranging from 41.7% to 92.4% of the total Creation and Sales Charges will be paid to authorized investment broker-dealer firms and mutual fund dealers that are members of FINRA and have executed a Destiny Selling Dealer Agreement with the Sponsor. From time to time the Sponsor may increase the commissions paid to broker-dealer firms to 100%. These broker-dealers are independent contractors. Nothing in this prospectus or in other literature or confirmations issued by the Sponsor, the Custodian or Boston Financial including the words "representative" or "commission," makes any broker-dealer a partner, employee or agent of the Sponsor, the Custodian or Boston Financial. Neither the Sponsor, the Custodian nor Boston Financial shall be liable for any acts or obligations of any dealer or investment broker.

20

THE CUSTODIAN

State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, is the Custodian for the Plan under a Custodian Agreement with the Sponsor and maintains custody of the Plan. Plan services are provided by the Custodian or its affiliated bookkeeping and administrative service agent, Boston Financial Data Services, Inc. (Boston Financial). Acting as your agent, the Custodian assumes the responsibility for the many administrative details of your Plan.

All correspondence should be directed to Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300 or your financial representative.

The Custodian has delegated certain administrative functions to Boston Financial, an affiliate of the Custodian. Under the delegation arrangement, the Custodian pays to Boston Financial all or a portion of the fees and charges made in the course of performing the administrative functions. Boston Financial mails to each Planholder a receipt for each investment, a statement of the number of shares held in the Plan, notices, including distribution notices and tax statements, reports to shareholders, prospectuses and proxy material.

You send your monthly Plan investments to Boston Financial. After making authorized deductions, Boston Financial applies the money to the purchase of Fund shares. Investments in the Plan purchase shares of Class O of the Fund. The Custodian holds these Fund shares in its custody, receiving dividends and distributions that, at your option, may be remitted either to you or reinvested in additional Fund shares.

The Custodian causes periodic audits to be taken of the records it maintains relating to the Plan, unless those audits are arranged for by the Sponsor, and prepares certain other reports required by law.

The Custodian has assumed only those obligations specifically imposed on it under the Custodian Agreement with the Sponsor. These obligations do not include the duties of investment ordinarily imposed upon a trustee. The Custodian has no responsibility for the choice of the underlying investment, for the investment policies and practices of the manager of the Fund or for the acts or omissions of the Sponsor.

The Custodian Agreement cannot be amended to adversely affect your rights and privileges without your written consent, nor may the Custodian resign unless a successor has been designated and has accepted the Custodianship. That successor must be a bank or trust company that has capital, surplus and undivided profits totaling at least $2,000,000. The Custodian may be changed without notice to you or your approval. The Custodian may terminate its obligation to accept new Plans for custodianship if the Sponsor fails to perform certain activities it is required to perform under the Custodian Agreement or if the Custodian terminates its custodianship on 90 days' notice after the third year of the term of the Custodian Agreement, or on 30 days' notice after the expiration of any further two-year period.

THE SPONSOR

Fidelity Distributors Corporation (Distributors or Sponsor), 100 Salem Street, Smithfield, Rhode Island 02917, is a Massachusetts corporation organized on July 18, 1960. It is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of FINRA. The Sponsor's Directors and Executive Officers are listed below:

Scott Couto, Director and President (2011 - present), is Director and President of Fidelity Investments Institutional Services Company, Inc.

Lynne Goldman, Director (2015 - present), is Director of Fidelity Investments Institutional Services Company, Inc.

Michael Lyons, Chief Financial Officer (2014 - present), is Chief Financial Officer of Fidelity Investments Institutional Services Company, Inc.

Robert F. Bachman, Executive Vice President (2015 - present).

Steven F. Schiffman, Treasurer (2010 - present), is Treasurer of FMR LLC and Treasurer of Fidelity Investments Institutional Services Company, Inc.

Eric C. Green, Assistant Treasurer (2016 - present) is Executive Vice President, Tax of FMR LLC and Assistant Treasurer of Fidelity Investments Institutional Services Company, Inc. and FMR LLC.

Peter D. Stahl, Secretary (2013 - present), is Secretary of FMR LLC and Assistant Secretary of Fidelity Investments Institutional Services Company, Inc.

21

Natalie Kavanaugh, Chief Legal Officer (2010 - present).

Brian C. McLain, Assistant Secretary (2013 - present).

Jason J. Linde, Chief Compliance Officer (2016 - present), is Chief Compliance Officer of Fidelity Investments Institutional Services Company, Inc.

During the twelve months ended September 30, 2016, the officers of the Sponsor received no compensation from the Sponsor for their services to the Sponsor. All officers and employees of the Sponsor are currently covered by a broker's blanket bond in the amount of $100,000,000.

The Sponsor is an affiliate of FMR, both of which are wholly-owned subsidiaries of FMR LLC. The Sponsor is principal underwriter for other Fidelity funds whose shares are offered for sale to the public and is sponsor for other unit investment trusts for accumulation of shares of certain other Fidelity funds. FMR is adviser to the funds in the Fidelity family of funds.

The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Abigail P. Johnson family, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

Ms. Abigail P. Johnson is Trustee and Chairman of the Board of Trustees of certain investment companies advised by FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc., and Strategic Advisers, Inc. Ms. Johnson serves as President (2013 - present) and Chief Executive Officer (2014 - present) of FMR LLC, President of Fidelity Financial Services (2012 - present) and President of Personal, Workplace and Institutional Services (2005 - present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011 - present), Chairman and Director of FMR (2011 - present), and the Vice Chairman and Director (2007 - present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001 - 2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001 - 2005), Senior Vice President of the Fidelity funds (2001 - 2005), and managed a number of Fidelity funds.

22

ILLUSTRATIONS OF HYPOTHETICAL DESTINY PLANS

DESTINY PLANS I: O
ILLUSTRATION OF A HYPOTHETICAL 15 YEAR ($50 MONTHLY) PLAN

The table below assumes an initial investment of $50 and subsequent investments of $50 per month in a Plan with income, dividends and capital gain distributions reinvested in additional shares. The illustration includes the effect of expenses paid by Class O. No adjustments have been made for any income taxes payable by investors on capital gain distributions and dividends reinvested. The table covers the period from October 2001 through September 2016, with all investments made at the end of each month.

This period was one of widely fluctuating common stock prices. The results shown are based on historical performance and should not be considered a representation of the investment results you would obtain if you started a new Plan today. Your Plan does not assure a profit or protect against a loss. When you sell your shares they may be worth more or less than you paid for them.

Investment No.	Fiscal Year Ended		Cumulative Investments	Annual Sales Charges(A)	Net Investments	Annual Custodian Fees(A)(B)	Total Shares	Total Value of Plan(C)
1 - 12	Sept-02		$600.00	$300.00	$300.00	$13.20	24.758	$230.50
13 - 24	Sept-03		1,200.00	34.32	865.68	13.20	79.011	873.86
25 - 36	Sept-04		1,800.00	34.32	1,431.36	13.20	125.447	1,486.55
37 - 48	Sept-05		2,400.00	34.32	1,997.04	13.20	170.703	2,306.19
49 - 60	Sept-06		3,000.00	34.32	2,562.72	13.20	210.174	3,114.77
61 - 72	Sept-07		3,600.00	34.32	3,128.40	13.20	246.432	4,297.78
73 - 84	Sept-08		4,200.00	34.32	3,694.08	13.20	286.098	3,450.34
85 - 96	Sept-09		4,800.00	34.32	4,259.76	13.20	350.684	4,323.94
97 - 108	Sept-10		5,400.00	34.32	4,825.44	13.20	398.111	5,394.40
109 - 120	Sept-11		6,000.00	34.32	5,391.12	13.20	440.110	5,866.66
121 - 132	Sept-12		6,600.00	34.32	5,956.80	13.20	481.652	8,443.37
133 - 144	Sept-13		7,200.00	34.32	6,522.48	13.20	519.947	11,007.27
145 - 156	Sept-14		7,800.00	34.32	7,088.16	13.20	551.293	13,578.35
157 - 168	Sept-15		8,400.00	34.32	7,653.84	13.20	631.214	13,280.74
169 - 180	Sept-16		9,000.00	34.32	8,219.52	13.20	712.903	15,883.47
		TOTAL	$9,000.00	$780.48	$8,219.52	$198.00		$15,883.47

NOTES:

(A)  Under the terms of this Plan, out of the initial investment of $50, $25 is deducted as a sales charge from the initial investment and from each of the next 11 investments for an annual charge of $300. Additional deductions are $1.10 for Custodian Fees from each investment for an annual charge of $13.20. Deductions from the first 12 investments therefore total $313.20 or 52.20% of the first 12 monthly investments. If all of the 15 years' investments are made, total sales charges and Custodian Fees amount to 10.87% of the total agreed investments.

(B)  Exclusive of a service charge, payable first against dividends and distributions and then, if necessary, against principal, to cover certain administrative expenses actually incurred. The amount of such charge will be determined annually by prorating the Plan's administrative costs over the total number of Plan accounts. In general, for the fiscal year ended September 30, 2016, the charge was $4.84 for Destiny Plans I: O established on or after December 30, 1985. For Plan accounts established prior to December 30, 1985 and after October 30, 1982, the charge was $10 per account. For Plans established prior to October 31, 1982, this charge cannot exceed $2 per year. See "Custodian Fees and Other Service Charges" on page 5.

(C)  Total Value is determined by reference to the Fund's fiscal year-end NAV.

23

DESTINY PLANS I: O
ILLUSTRATION OF A HYPOTHETICAL 15 YEAR ($250 MONTHLY) PLAN

The table below assumes an initial investment of $250 and subsequent investments of $250 per month in a Plan with income, dividends and capital gain distributions reinvested in additional shares. The illustration includes the effect of expenses paid by Class O. No adjustments have been made for any income taxes payable by investors on capital gain distributions and dividends reinvested. The table covers the period from October 2001 through September 2016, with all investments made at the end of each month.

This period was one of widely fluctuating common stock prices. The results shown are based on historical performance and should not be considered a representation of the investment results you would obtain if you started a new Plan today. Your Plan does not assure a profit or protect against a loss. When you sell your shares they may be worth more or less than you paid for them.

Investment No.	Fiscal Year Ended		Cumulative Investments	Annual Sales Charges(A)	Net Investments	Annual Custodian Fees(A)(B)	Total Shares	Total Value of Plan(C)
1 - 12	Sept-02		$3,000.00	$1,500.00	$1,500.00	$18.00	127.934	$1,191.07
13 - 24	Sept-03		6,000.00	111.48	4,388.52	18.00	409.808	4,532.48
25 - 36	Sept-04		9,000.00	111.48	7,277.04	18.00	651.073	7,715.22
37 - 48	Sept-05		12,000.00	111.48	10,165.56	18.00	886.198	11,972.53
49 - 60	Sept-06		15,000.00	111.48	13,054.08	18.00	1,091.271	16,172.64
61 - 72	Sept-07		18,000.00	111.48	15,942.60	18.00	1,279.652	22,317.13
73 - 84	Sept-08		21,000.00	111.48	18,831.12	18.00	1,485.734	17,917.96
85 - 96	Sept-09		24,000.00	111.48	21,719.64	18.00	1,821.295	22,456.57
97 - 108	Sept-10		27,000.00	111.48	24,608.16	18.00	2,067.701	28,017.35
109 - 120	Sept-11		30,000.00	111.48	27,496.68	18.00	2,285.904	30,471.10
121 - 132	Sept-12		33,000.00	111.48	30,385.20	18.00	2,501.734	43,855.40
133 - 144	Sept-13		36,000.00	111.48	33,273.72	18.00	2,700.686	57,173.52
145 - 156	Sept-14		39,000.00	111.48	36,162.24	18.00	2,863.539	70,528.97
157 - 168	Sept-15		42,000.00	111.48	39,050.76	18.00	3,278.703	68,983.90
169 - 180	Sept-16		45,000.00	111.48	41,939.28	18.00	3,703.053	82,504.03
		TOTAL	$45,000.00	$3,060.72	$41,939.28	$270.00		$82,504.03

NOTES:

(A)  Under the terms of this Plan, out of the initial investment of $250, $125 is deducted as a sales charge from the initial investment and from each of the next 11 investments for an annual charge of $1,500. Additional deductions are $1.50 for Custodian Fees from each investment for an annual charge of $18.00. Deductions from the first 12 investments therefore total $1,518.00 or 50.60% of the first 12 monthly investments. If all of the 15 years' investments are made, total sales charges and Custodian Fees amount to 7.4% of the total agreed investments.

(B)  Exclusive of a service charge, payable first against dividends and distributions and then, if necessary, against principal, to cover certain administrative expenses actually incurred. The amount of such charge will be determined annually by prorating the Plan's administrative costs over the total number of Plan accounts. In general, for the fiscal year ended September 30, 2016, the charge was $4.84 for Destiny Plans I: O per Plan account established on or after December 30, 1985. For Plan accounts established prior to December 30, 1985 and after October 30, 1982, the charge was $10 per account. For Plans established prior to October 31, 1982, this charge cannot exceed $2 per year. See "Custodian Fees and Other Service Charges" on page 5.

(C)  Total Value is determined by reference to the Fund's fiscal year-end NAV.

24

DESTINY PLANS I: O
ILLUSTRATION OF A HYPOTHETICAL 10 YEAR ($50 MONTHLY) PLAN

The table below assumes an initial investment of $50 and subsequent investments of $50 per month in a Plan with income, dividends and capital gain distributions reinvested in additional shares. The illustration includes the effect of expenses paid by Class O. No adjustments have been made for any income taxes payable by investors on capital gain distributions and dividends reinvested. The table covers the period from October 2006 through September 2016, with all investments made at the end of each month.

This period was one of widely fluctuating common stock prices. The results shown are based on historical performance and should not be considered a representation of the investment results you would obtain if you started a new Plan today. Your Plan does not assure a profit or protect against a loss. When you sell your shares they may be worth more or less than you paid for them.

Investment No.	Fiscal Year Ended		Cumulative Investments	Annual Sales Charges(A)	Net Investments	Annual Custodian Fees(A)(B)	Total Shares	Total Value of Plan(C)
1 - 12	Sept-07		$600.00	$300.00	$300.00	$13.20	17.759	$309.71
13 - 24	Sept-08		1,200.00	21.60	878.40	13.20	55.908	674.25
25 - 36	Sept-09		1,800.00	21.60	1,456.80	13.20	117.820	1,452.72
37 - 48	Sept-10		2,400.00	21.60	2,035.20	13.20	163.576	2,216.45
49 - 60	Sept-11		3,000.00	21.60	2,613.60	13.20	203.320	2,710.25
61 - 72	Sept-12		3,600.00	21.60	3,192.00	13.20	241.976	4,241.84
73 - 84	Sept-13		4,200.00	21.60	3,770.40	13.20	276.413	5,851.66
85 - 96	Sept-14		4,800.00	21.60	4,349.80	13.20	304.658	7,503.73
97 - 108	Sept-15		5,400.00	21.60	4,927.20	13.20	360.152	7,577.59
109 - 120	Sept-16		6,000.00	21.60	5,505.60	13.20	418.888	9,332.83
		TOTAL	$6,000.00	$494.40	$5,505.60	$132.00		$9,332.83

NOTES:

(A)  Under the terms of this Plan, out of the initial investment of $50, $25 is deducted as a sales charge from the initial investment and from each of the next 11 investments for an annual charge of $300. Additional deductions are $1.10 for Custodian Fees from each investment for an annual charge of $13.20. Deductions from the first 12 investments therefore total $313.20 or 52.20% of the first 12 monthly investments. If all of the 10 years' investments are made, total sales charges and Custodian Fees amount to 10.44% of the total agreed investments.

(B)  Exclusive of a service charge, payable first against dividends and distributions and then, if necessary, against principal, to cover certain administrative expenses actually incurred. The amount of such charge will be determined annually by prorating each Plan's administrative costs over the total number of Plan accounts. In general, for the fiscal year ended September 30, 2016, the charge was $4.84 for Destiny Plans I: O per Plan account established on or after December 30, 1985. For Plan accounts established prior to December 30, 1985 and after October 30, 1982, the charge was $10 per account. For Plans established prior to October 31, 1982, this charge cannot exceed $2 per year. See "Custodian Fees and Other Service Charges" on page 5.

(C)  Total Value is determined by reference to the Fund's fiscal year-end NAV.

25

DESTINY PLANS I: O
ILLUSTRATION OF A HYPOTHETICAL 10 YEAR ($250 MONTHLY) PLAN

The table below assumes an initial investment of $250 and subsequent investments of $250 per month in a Plan with income, dividends and capital gain distributions reinvested in additional shares. The illustration includes the effect of expenses paid by Class O. No adjustments have been made for any income taxes payable by investors on capital gain distributions and dividends reinvested. The table covers the period from October 2006 through September 2016, with all investments made at the end of each month.

This period was one of widely fluctuating common stock prices. The results shown are based on historical performance and should not be considered a representation of the investment results you would obtain if you started a new Plan today. Your Plan does not assure a profit or protect against a loss. When you sell your shares they may be worth more or less than you paid for them.

Investment No.	Fiscal Year Ended		Cumulative Investments	Annual Sales Charges(A)	Net Investments	Annual Custodian Fees(A)(B)	Total Shares	Total Value of Plan(C)
1 - 12	Sept-07		$3,000.00	$1,500.00	$1,500.00	$18.00	91.766	$1,600.39
13 - 24	Sept-08		6,000.00	60.00	4,440.00	18.00	288.990	3,485.22
25 - 36	Sept-09		9,000.00	60.00	7,380.00	18.00	609.067	7,509.80
37 - 48	Sept-10		12,000.00	60.00	10,320.00	18.00	845.616	11,458.10
49 - 60	Sept-11		15,000.00	60.00	13,260.00	18.00	1,051.086	14,010.97
61 - 72	Sept-12		18,000.00	60.00	16,200.00	18.00	1,250.933	21,928.85
73 - 84	Sept-13		21,000.00	60.00	19,140.00	18.00	1,428.965	30,251.20
85 - 96	Sept-14		24,000.00	60.00	22,080.00	18.00	1,574.989	38,791.97
97 - 108	Sept-15		27,000.00	60.00	25,020.00	18.00	1,861.877	39,173.89
109 - 120	Sept-16		30,000.00	60.00	27,960.00	18.00	2,165.532	48,248.06
		TOTAL	$30,000.00	$2,040.00	$27,960.00	$180.00		$48,248.06

NOTES:

(A)  Under the terms of this Plan, out of the initial investment of $250, $125 is deducted as a sales charge from the initial investment and from each of the next 11 investments for an annual charge of $1,500. Additional deductions are $1.50 for Custodian Fees from each investment for an annual charge of $18.00. Deductions from the first 12 investments therefore total $1,518.00 or 50.6% of the first 12 monthly investments. If all of the 10 years' investments are made, total sales charges and Custodian Fees amount to 7.4% of the total agreed investments.

(B)  Exclusive of a service charge, payable first against dividends and distributions and then, if necessary, against principal, to cover certain administrative expenses actually incurred. The amount of such charge will be determined annually by prorating each Plan's administrative costs over the total number of Plan accounts. In general, for the fiscal year ended September 30, 2016, the charge was $4.84 for Destiny Plans I: O per Plan account established on or after December 30, 1985. For Plan accounts established prior to December 30, 1985 and after October 30, 1982, the charge was $10 per account. For Plans established prior to October 31, 1982, this charge cannot exceed $2 per year. See "Custodian Fees and Other Service Charges" on page 5.

(C)  Total Value is determined by reference to the Fund's fiscal year-end NAV.

26

GLOSSARY

Completed Plan: A Plan is complete once the Face Amount of the Plan has been invested.

Contractual Plan: A type of capital accumulation plan in which the investor makes a firm commitment to invest a specific amount of money in a fund during a specified time period.

Current Plan: A plan in which there are at least as many investments recorded as there are months elapsed since establishment of the plan. A Completed Plan that has not been redeemed is a Current Plan. Tax-advantaged retirement plans are Current Plans.

Dollar-Cost Averaging: A system of buying fixed dollar amounts of securities at regular intervals, regardless of the price of the shares. This method may result in an average cost that is lower than the average price at which the securities were purchased because an investment of a fixed dollar amount buys more shares when the share price is low and fewer shares when the share price is high.

Face Amount: The total dollar amount of investments needed to complete a particular plan. For example, a $300 per month, 15 year plan would have a Face Amount of $54,000.

Face Change: Increasing or decreasing the dollar amount needed to complete a particular plan is known as a Face Change.

Mutual Fund: An investment company that pools capital from shareholders and invests in stocks, bonds, options, or other securities. Mutual funds offer investors the advantages of diversification and professional management.

Rights of Accumulation: The right to reduce the Creation and Sales Charges paid on two or more Plans based on the total Face Amount of the Plans.

Systematic Investment Plan or Periodic Payment Plan: An investment program in which an investor invests a specified amount of money in a fund at regular intervals. A Contractual Plan is a special type of systematic investment plan.

Unit Investment Trust (UIT): An investment company that has its own portfolio of securities in which it invests. It sells interests in this portfolio in the form of redeemable securities. Unit investment trusts are organized under a trust indenture or custodian agreement, not a corporate charter.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors of Fidelity Distributors Corporation and Planholders under Fidelity Systematic Investment Plans: Destiny Plans I: O:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Systematic Investment Plans: Destiny Plans I: O (the "Plan") at September 30, 2016, the results of its operations and the changes in its net assets for each of the three years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the transfer agent of the underlying Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 22, 2016

28

Fidelity Systematic Investment Plans: Destiny Plans I: O
Financial Statements

Statement of Assets and Liabilities
September 30, 2016

Assets:
Securities of investment company:
63,722,396 Class O shares of Fidelity Advisor Diversified Stock Fund held for investors, valued at net asset value of $22.28 per share (Note 1) (average cost $1,099,242,713)		$1,419,734,993
Cash		11,604
Receivable for Class O Fidelity Advisor Diversified Stock Fund shares sold		415,868
Total assets		$1,420,162,465
Liabilities:
Payable for Class O Fidelity Advisor Diversified Stock Fund shares purchased	$9,337
Payable to Planholders for Class O Fidelity Advisor Diversified Stock Fund shares sold	415,868
Payable to custodian, sponsor and broker/dealers (Note 4)	416,152
Total liabilities		841,357
Net Assets (Note 2) (equivalent to $22.27 per share)		$1,419,321,108

Statements of Operations

	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Investment Income:
Distributions received on Class O shares of Fidelity Advisor Diversified Stock Fund from net investment income	$22,620,242	$19,252,294	$18,008,433
Expenses (Note 4):
Account Fees	367,442	386,007	417,268
Annual Service Charge	152,180	159,866	166,586
Total expenses	519,622	545,873	583,854
Net investment income/(loss)	22,100,620	18,706,421	17,424,579
Realized and Unrealized Gain/(Loss) on Investments:
Complete and partial investment liquidations:
Proceeds received	107,529,038	119,500,714	147,697,792
Cost of Class O Fidelity Advisor Diversified Stock Fund shares	(88,921,164)	(86,844,760)	(104,650,448)
Net realized gain/(loss) on investment liquidations	18,607,874	32,655,954	43,047,344
Net change in unrealized appreciation(depreciation)	65,198,804	(254,373,702)	187,388,732
Net realized and unrealized gain/(loss) on investments	83,806,678	(221,717,748)	230,436,076
Distributions received on Class O shares of Fidelity Advisor Diversified Stock Fund from net realized gains on investments	85,692,278	122,034,708	4,144,300
Net increase/(decrease) in net assets resulting from operations	$191,599,576	$(80,976,619)	$252,004,955

The accompanying notes are an integral part of the financial statements.

29

Destiny Plans I: O - Financial Statements - continued

Statements of Changes in Net Assets Invested in Class O Shares of Fidelity Advisor Diversified Stock Fund

	Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014
	Amount	Shares	Amount	Shares	Amount	Shares
Net assets at beginning of period	$1,342,437,702	63,794,431	$1,552,097,666	63,035,152	$1,442,942,868	68,182,756
Additions during period:
From investor payments	5,092,225		6,197,804		7,281,328
Less: Creation and Sales Charges (Note 4)	(77,075)		(94,103)		(109,235)
Custodian Fees (Note 4)	(26,390)		(43,060)
Balance invested in Class O shares of Fidelity Advisor Diversified Stock Fund	4,988,760	246,323	6,070,462	266,678	7,129,033	314,029
Net investment income/(loss)	22,100,620		18,706,421		17,424,579
Distributions received on Class O shares of Fidelity Advisor Diversified Stock Fund from net realized gains on investments	85,692,278		122,034,708		4,144,300
Less: Cash distributions to investors	(12,317,074)		(15,405,186)		(2,452,063)
Balance reinvested/(divested) in Class O shares of Fidelity Advisor Diversified Stock Fund	95,475,824	4,835,398	125,335,943	5,586,152	19,116,816	864,423
Net realized gain/(loss) on investment liquidations	18,607,874		32,655,954		43,047,344
Net change in unrealized appreciation/ (depreciation)	65,198,804		(254,373,702)		187,388,732
Total	1,526,708,964	68,876,152	1,461,786,323	68,887,982	1,699,624,793	69,361,208
Deductions during period:
Redemptions and cancellations of Class O shares of Fidelity Advisor Diversified Stock Fund paid to investors	(107,387,856)	(5,153,756)	(119,348,621)	(5,093,551)	(147,527,127)	(6,326,056)
Net assets at end of period	$1,419,321,108	63,722,396	$1,342,437,702	63,794,431	$1,552,097,666	63,035,152

Destiny Plans I: O - Financial Highlights

	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Selected Per-Share Data (Note 1)
Net asset value, beginning of period	$21.04	$24.62	$21.16	$17.52	$13.32
Income (loss) from Investment Operations:
Net investment income (loss)A	0.34	0.29	0.27	0.29	0.20
Net realized and unrealized gain (loss)	2.61	(1.59)	3.52	3.67	4.23
Total from Investment Operations	2.95	(1.30)	3.79	3.96	4.43
Less Distributions from:
Net investment income	(0.36)	(0.31)	(0.27)	(0.29)	(0.20)
Net realized gains	(1.36)	(1.97)	(0.06)	(0.03)	(0.03)
Total Distributions	(1.72)	(2.28)	(0.33)	(0.32)	(0.23)
Net asset value, end of period	$22.27	$21.04	$24.62	$21.16	$17.52
Total Return	15.05%	(5.88)%	18.09%	23.06%	33.58%
Ratios to Average Net Assets
ExpensesB	0.04%	0.04%	0.04%	0.05%	0.05%
Net investment income/(loss)	1.62%	1.23%	1.13%	1.54%	1.26%

A  Calculated based on average shares outstanding during the period.

B  Expenses of the underlying Fund are not included in the Plan's expense ratio.

The accompanying notes are an integral part of the financial statements.

30

Notes to Financial Statements

1. Significant Accounting Policies: The Plan is a unit investment trust registered under the Investment Company Act of 1940, as amended, with the Securities and Exchange Commission, investing only in Class O shares of Fidelity Advisor Diversified Stock Fund (the "Fund"). Accordingly, the financial statements of the Fund, not included in this report, should be read in conjunction with the Plan's financial statements. The semi-annual and annual financial statements of the Fund are distributed to Planholders. Destiny Plans I: O is for the accumulation of Class O shares of the Fund. Destiny Plans I: O was closed to new investors on December 15, 1999.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for unit investment trusts which permit management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. These financial statements present an aggregate view of the individual Planholders' results of operations and financial position and accordingly, the reported net asset value per share and selected financial highlights may differ significantly from the Planholders' actual results due primarily to the timing of entry in the Plan and the varying face amounts of the Planholders' certificates. Events or transactions occurring after period end through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Plan:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Plan categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels shown below.

Level 1 - Quoted prices in active markets for identical investments

Level 2 - Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - Unobservable inputs (including the Plan's own assumptions based on the best information available)

Valuation techniques used to value the Plan's investments by major category are as follows. Investments in the underlying Fund are valued at its closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Expenses. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal Income Taxes. No provisions are made for federal income taxes. All income dividends and capital gain distributions received by Planholders are treated as if received directly from the underlying Fund. A Planholder will not realize any gain or loss upon withdrawal from the Plan when transferring to an account for direct ownership of the underlying Fund shares. Any liquidation by a Planholder of the Plan will be treated as if the underlying Fund shares were sold.

The Plan is subject to the provisions of ASC 740 Income Taxes. ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. ASC 740 does not result in any unrecognized tax benefits in the accompanying financial statements.

Transaction Dates. Fund share transactions are recorded on the trade date. Dividend income and capital gain distributions are recorded on the ex-dividend date.

Cost Method. The investment in Class O shares of the Fund at cost is based on average cost.

31

Notes to Financial Statements - continued

2. Plan Assets

Destiny Plans I: O assets consisted of the following at September 30, 2016:

Systematic Investment Plans
Net payments received from investors on outstanding Plans	$328,477,038
Deduct:
Creation and Sales Charges	(10,581,468)
Custodian Fees	(2,017,935)
Total deductions	(12,599,403)
Net payments invested in Class O shares of Fidelity Advisor Diversified Stock Fund	315,877,635
Add:
Distributions from net investment income reinvested	170,926,644
Distributions from realized gains reinvested	612,440,701
Unrealized appreciation/(depreciation) in Class O shares of Fidelity Advisor Diversified Stock Fund held at September 30, 2016	320,492,280
Deduct:
Fees payable	(416,152)
Net assets	$1,419,321,108

3. Investment Transactions

Purchases and sales of investments for the year ended September 30, 2016 were $100,687,298 and $89,967,569, respectively.

4. Expenses, Deductions and Transactions with Affiliates:

Creation and Sales Charges and Custodian Fees

The Sponsor received Creation and Sales Charges from investments into the Plan. A portion of these sales charges were reallowed to financial intermediaries. Fidelity Distributors Corporation retained approximately $41,000, $51,000, and $56,000 as its portion of the Creation and Sales Charges on sales of Destiny Plans I: O during the years ended September 30, 2016, 2015, and 2014, respectively.

Creation and Sales Charges are also assessed on any changes in the face amount of a Plan. These Creation and Sales Charges may be paid by liquidating shares of the Plan and are included within the redemption proceeds reflected within the financial statements. For the years ended September 30, 2016, 2015, and 2014, the charges were $0, $0, and $0 for Destiny Plans I: O, respectively.

Under the terms of a Custodian Agreement, investments into the Plan are charged certain fees based upon the amount, nature and date that an account is established.

Annual Service Charge

The Custodian deducts an annual service charge from dividends and distributions, and if necessary, from principal as reimbursement for administrative expenses. The amount of such charge is determined by prorating the Plan's annual administrative costs over the total number of Plan accounts. For the years ended September 30, 2016, 2015, and 2014, the charge was $4.84, $4.79, and $4.71, respectively, for Destiny Plans I: O per Plan account established on or after December 30, 1985. Subsequent to December 30, 1985, this charge is subject to increases by the Sponsor, in the aggregate not to exceed increases in the Consumer Price Index. For Plans established prior to December 29, 1985 and after October 30, 1982, this service charge cannot exceed $10 per year. For Plans established prior to October 31, 1982, this charge cannot exceed $2 per year.

32

Notes to Financial Statements - continued

Account Fees

The Plan was charged additional account fees for certain services provided by the Custodian as described below. The Custodian deducts these fees from the Planholder's account. The fees may be paid out of principal from the proceeds of the sale of Fund shares in the Planholder's account. With respect to the Completed Plan Fee and the Inactive Account Fee, the fees are paid first from dividends and distributions.

Completed Plan and Inactive Account Fees: An annual fee of $12 is charged if Planholders completed their Plan but did not elect to hold Class O shares of the Fund directly or did not complete their Plan and the Plan is not current. For the years ended September 30, 2016, 2015, and 2014, account fees of $231,773, $240,634, and $257,418, were charged to Planholders of Destiny Plans I: O, respectively.

Fidelity Destiny IRA Maintenance Fee: If a Planholder has a Fidelity Destiny IRA, the Planholder is charged an annual $10 maintenance fee. For the years ended September 30, 2016, 2015, and 2014, account fees of $135,669, $145,373, and $159,850 were charged to Planholders of Destiny Plans I: O, respectively.

Fund Transactions

As more fully described in the financial statements of the underlying Fund, affiliates of the Sponsor earn fees for services provided to the Fund.

5. Other Matters

Effective October 27, 2006, the Military Personnel Financial Services Protection Act (the "Act") prohibits the issuance or sale of new periodic payment plans, such as the Destiny Plans. The Act does not alter, invalidate, or otherwise affect any rights or obligations, including rights of redemption, of existing Planholders.

The Plan does not invest in Fidelity Advisor Diversified Stock Fund for the purpose of exercising management or control; however, investments by the Plan within its principal investment strategies may represent a significant portion of Fidelity Advisor Diversified Stock Fund's net assets. For the year ended September 30, 2016, the Plan was the owner of record of 78% of the total net assets of Fidelity Advisor Diversified Stock Fund.

33

FIDELITY DISTRIBUTORS CORPORATION
(SEC I.D.No. 8-08775)

STATEMENT OF FINANCIAL CONDITION
AS OF DECEMBER 31, 2015
AND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

*******

Filed pursuant to Rule 17a-5(e)(3)
under the Securities Exchange Act of 1934
as a PUBLIC DOCUMENT.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Management of Fidelity Distributors Corporation:

In our opinion, the accompanying statement of financial condition presents fairly, in all material respects, the financial position of Fidelity Distributors Corporation (the "Company") at December 31, 2015 in conformity with accounting principles generally accepted in the United States of America. This Statement of Financial Condition is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

February 26, 2016

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017
T: (646) 471 3000, F: (646) 471 8320, www.pwc.com/us

35

FIDELITY DISTRIBUTORS CORPORATION

STATEMENT OF FINANCIAL CONDITION
AS OF DECEMBER 31, 2015
(Dollars in thousands, except share data)

ASSETS
Cash	$296
Securities owned - at fair value	107,948
Receivables:
Brokers and dealers	174,240
Mutual funds	462,208
Total receivables	636,448
Deferred dealer concessions, net	11,535
Other assets	252
Total assets	$756,479
LIABILITIES
Payables:
Brokers and dealers	$503,840
Mutual funds	174,223
Total liabilities	678,063
COMMITMENTS AND CONTINGENCIES
STOCKHOLDER'S EQUITY
Preferred stock, 5% non cumulative, $100 par value; authorized 5,000 shares; 4,750 shares issued and outstanding	475
Common stock, $1 par value; authorized 1,000,000 shares; 1,061 shares issued and outstanding	1
Additional paid-in capital	93,500
Retained earnings	80,949
Total stockholder's equity	174,925
Less: Net receivable from Parent	(96,509)
Total stockholder's equity, net	78,416
Total liabilities and stockholder's equity, net	$756,479

The accompanying notes are an integral part of the statement of financial condition.
36

FIDELITY DISTRIBUTORS CORPORATION

NOTES TO STATEMENT OF FINANCIAL CONDITION
(Dollars in thousands)

1.  Organization:

Fidelity Distributors Corporation (the "Company") is a registered broker-dealer with the Securities and Exchange Commission and a member of the Financial Industry Regulatory Authority. The Company is a wholly owned subsidiary of FMR LLC (the "Parent"). The Company is the principal underwriter and distributor of the Fidelity mutual funds. The Fidelity mutual funds are managed by Fidelity Management & Research Company ("FMR Co."), a wholly owned subsidiary of FMR LLC, and other affiliated companies. FMR Co. is a registered investment advisor under the Securities and Exchange Commission Investment Advisers Act of 1940. The Company is also the sponsor of the Fidelity Destiny Plans.

The Company generates all of its marketing and distribution services revenue by providing services to FMR Co. and other affiliated companies. Fees for such services are based on costs incurred plus a mark-up as agreed upon between the parties. The Company also earns marketing and distribution services revenue based on a percentage of the average daily net assets of the funds managed by affiliated companies. The Company's mutual fund distribution fees are generated from Fidelity mutual funds. This revenue is also based on a percentage of the average net assets in those funds. As a result, the Company's revenues may fluctuate based on the performance of financial markets.

2.  Summary of Significant Accounting Policies:

Basis of Presentation and Use of Estimates

The preparation of the statement of financial condition in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, including fair value measurements, and the disclosure of contingent assets and liabilities. Actual results could differ from the estimates included in the statement of financial condition.

Cash

For the purposes of reporting cash flows and amounts in the statement of financial condition, the Company defines cash as cash on hand, demand deposits, and time deposits with original maturities less than 60 days. The Company's policy is to invest excess cash into money market funds which are classified as securities owned at fair value in the statement of financial condition.

Receivables from and Payables to Brokers and Dealers and Mutual Funds

Receivables from brokers and dealers and receivables from mutual funds include mutual fund purchase and redemption trades, measured at transaction value, that are unsettled at December 31, 2015. The receivables from brokers and dealers include $11,523 receivable from an affiliate. The receivables from mutual funds of $462,208 are from mutual fund companies managed by affiliates.

Payables to brokers and dealers and payables to mutual funds include mutual fund purchase and redemption trades, measured at transaction value, that are unsettled at December 31, 2015. The payables to brokers and dealers include $14,825 payable to an affiliate. The payables to mutual funds of $174,223 are to mutual fund companies managed by affiliates.

Fair Value Measurements

The Company categorizes the financial assets and liabilities carried at fair value in its statement of financial condition based upon a three-level valuation hierarchy. The hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable valuation inputs (Level 3). If the inputs used to measure a financial asset or liability cross different levels of the hierarchy, categorization is based on the lowest level input that is significant to the fair value measurement. Management's assessment of the significance of a particular input to the overall fair value measurement of a financial asset or liability requires judgment, and considers factors specific to the asset or liability. The three levels are described below:

•  Level 1 - Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets and liabilities in an active market.

•  Level 2 - Financial assets and liabilities whose values are based on quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

•  Level 3 - Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable in the market and significant to the overall fair value measurement. These inputs reflect management's judgment about the assumptions that a market participant would use in pricing the asset or liability, and are based on the best available information, some of which is internally developed.

37

FIDELITY DISTRIBUTORS CORPORATION

NOTES TO STATEMENT OF FINANCIAL CONDITION
(Dollars in thousands)

2.  Summary of Significant Accounting Policies, continued:

Financial Assets and Liabilities Not Carried at Fair Value

Certain financial assets and liabilities that are not carried at fair value in the statement of financial condition are carried at amounts that approximate fair value due to their short-term nature and generally negligible credit risk. These financial assets and liabilities are classified within Level 1 of the fair value hierarchy and include cash, receivables from brokers and dealers, receivables from mutual funds, net receivable from Parent, payables to brokers and dealers and payables to mutual funds.

Deferred Dealer Concessions

Deferred dealer concessions include sales commissions paid to financial intermediaries in connection with the sale of certain Fidelity mutual funds which are deferred and amortized on a straight-line basis, generally over a twelve month period.

As of December 31, 2015, deferred dealer concessions of $11,535 are reported net of accumulated amortization of $61,834 in the statement of financial condition.

Management evaluates deferred dealer concessions for impairment when events or changes in circumstances indicate that the respective carrying value may not be recoverable. When the carrying value of deferred dealer concessions exceeds the sum of the expected undiscounted cash flows from their use, the carrying value is reduced to fair value. The Company did not record an impairment in 2015.

Income Taxes

The Parent is subject to flow-through tax treatment under Subchapter S of the Internal Revenue Code which generally allows taxable income, deductions and credits to flow directly to its shareholders. The Company is also subject to taxation under the Subchapter S rules. The Company is not subject to any Federal income taxes.

The Company is subject to tax in certain state and local jurisdictions. The Parent allocates to the Company a direct intercompany charge equivalent to state and local taxes due on income as if it were filing a tax return on a separate return basis. Deferred income taxes are allocated to the Company by the Parent as a direct charge and arise from the differences in the timing of recognition of revenue and expense for tax and financial reporting purposes. This amount has been offset with the receivable from Parent in the statement of financial condition.

The Company applies a more-likely-than-not recognition threshold for all tax uncertainties as the Company is permitted to recognize only those tax benefits that have a greater than 50% likelihood of being sustained upon examination by the relevant taxing authorities.

3.  Securities Owned - Fair Value:

Securities owned consist of shares held in a Fidelity money market mutual fund. Securities owned are measured at fair value on a recurring basis. The fair value of securities owned is determined using published net asset values. At December 31, 2015, all of the Company's securities owned measured at fair value are classified as Level 1 within the fair value hierarchy. There were no transfers into or out of Level 1 in the fair value hierarchy during the year.

4.  Commitments and Contingencies:

In the normal course of business, the Company has been named as a defendant in several legal actions and lawsuits and is subject to regulatory inquiries. The Company reviews such matters on a case by case basis and records reserves if a loss is probable and the amount of the loss can be reasonably estimated. While the outcome of litigation is inherently uncertain, it is the opinion of management, after consultation with legal counsel, that the resolution of such actions will not have a material adverse effect on the Company's statement of financial condition.

5.  Charge Equivalent to Taxes on Income:

At December 31, 2015, the Company's net deferred tax liability was $101 and is included in the net receivable from Parent. The primary source of temporary differences which comprise the net deferred tax liability is dealer concessions.

The Company files income tax returns both as part of the Parent's U.S. federal and state income tax return filings as well as on a separate company basis. With limited exceptions, the Parent's returns that include the Company's activity are no longer subject to federal tax examinations for years before 2010 or state and local examinations for years before 2003.

38

FIDELITY DISTRIBUTORS CORPORATION

NOTES TO STATEMENT OF FINANCIAL CONDITION
(Dollars in thousands)

6.  Net Capital Requirement:

The Company is subject to the Securities and Exchange Commission's Uniform Net Capital Rule 15c3-1 (the "Rule"). The Company has elected to utilize the alternative method permitted by the Rule which requires that minimum net capital, as defined, be the greater of $250 or 2% of aggregate debit items arising from customer transactions. At December 31, 2015, the Company had net capital of $29,218 of which $28,968 was in excess of its required net capital of $250.

The Company does not carry securities accounts for customers or perform custodial functions relating to customer securities. As such, the Company claims an exemption from the Securities and Exchange Commission's Customer Protection Rule 15c3-3 under the Securities Exchange Act of 1934, pursuant to the (k)(1) provision.

7.  Transactions with Affiliated Companies:

All intercompany transactions with the Parent and affiliated companies are charged or credited through an intercompany account with the Parent and may not be the same as those which would otherwise exist or result from agreements and transactions among unaffiliated third parties. The Company generally receives credit for the collection of its receivables and is charged for the settlement of its liabilities through its intercompany account with the Parent. Under a master netting agreement with the Parent, the Company may offset assets and liabilities which will ultimately be settled by the Parent on behalf of the Company against the Company's receivable from the Parent. In accordance with the agreement, net liabilities of approximately $251 have been offset against the receivable from the Parent. The Company settles the receivable from the Parent periodically through a non-cash dividend, and as such, this receivable is presented as a component of stockholder's equity on the statement of financial condition.

8.  Concentration of Credit Risk:

The Company is engaged in various mutual fund brokerage activities in which counterparties primarily include brokers, dealers and other financial institutions. In the event counterparties do not fulfill their obligations, the Company may be exposed to risk.

9.  Subsequent Events:

The Company has performed an evaluation of events that have occurred subsequent to December 31, 2015 and through February 26, 2016 (the date of this report). There have been no material subsequent events that occurred during such period that would require disclosure in this report, or would be required to be recognized in the statement of financial condition as of December 31, 2015.

39

Fidelity® Destiny® Portfolios

Fidelity Advisor® Diversified Stock Fund
Class/Ticker

O/FDESX

Shares of Class O of the fund are available to the general public only through the Fidelity® Systematic Investment Plans: Destiny® Plans I: O (Destiny® Plan), a unit investment trust. Details of the Destiny® Plan, including the Creation and Sales Charges and the Custodian Fees, are discussed in the prospectus for the Destiny® Plan. On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (Act), which, among other things, prohibits the issuance or sale of new periodic payment plans, such as the Destiny® Plan, effective October 27, 2006. The Act does not alter, invalidate, or otherwise affect any rights or obligations, including rights of redemption, of existing Planholders.

Prospectus

November 29, 2016

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents
Fund Summary	Fidelity Advisor® Diversified Stock Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares
Account Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund/Class:
Fidelity Advisor® Diversified Stock Fund/O

Investment Objective

The fund seeks capital growth.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund, but does not reflect the Destiny® Plan Creation and Sales Charges and Custodian Fees.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.42%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.05%
Acquired fund fees and expenses	0.03%
Total annual operating expenses(a)	0.50%

(a)  Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$51
3 years	$160
5 years	$280
10 years	$628

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing at least 80% of assets in stocks.
  Normally investing primarily in common stocks.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the Additional Index Information section of the prospectus. The information also illustrates the performance of the Destiny® Plan. Returns for the fund do not include the effect of the Destiny® Plan Creation and Sales Charges and Custodian Fees. Returns for the fund would be lower if the effect of the Destiny® Plan Creation and Sales Charges and Custodian Fees were included. The returns for the Destiny® Plan do include the effect of the Destiny® Plan Creation and Sales Charges and Custodian Fees. Past performance (before and after taxes) is not an indication of future performance.

Visit institutional.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	25.37%	June 30, 2009
Lowest Quarter Return	(27.27)%	December 31, 2008
Year-to-Date Return	10.52%	September 30, 2016

Average Annual Returns - Fund

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class O
Return Before Taxes	(5.31)%	11.11%	6.57%
Return After Taxes on Distributions	(7.18)%	9.98%	5.93%
Return After Taxes on Distributions and Sale of Fund Shares	(1.63)%	8.83%	5.29%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	1.38%	12.57%	7.31%

Average Annual Returns - Plan

The returns in the following table include the effect of the Destiny® Plan Creation and Sales Charges and Custodian Fees for a $50/month, 15 year Destiny® Plan. The returns assume an initial $600 lump sum investment at the beginning of each period shown, with no subsequent Destiny® Plan investments in that year. Because the returns assume yearly lump sum investments, they do not reflect what investors would have earned if they had made only regular monthly investments over the period.

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years	Past 15 years
Destiny Plans I: O	(54.74)%	7.10%	5.18%	3.26%

Investment Adviser

Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

James Morrow (portfolio manager) has managed the fund since November 2006.

Purchase and Sale of Shares

The fund has an agreement with Fidelity Distributors Corporation (FDC) under which the fund issues shares at net asset value per share (NAV) to State Street Bank and Trust Company (State Street) as Custodian for the Destiny® Plan. Generally, State Street will hold all shares unless a Planholder elects to hold fund shares directly after completing, terminating, or partially redeeming the Destiny® Plan. The terms of the offering of the Destiny® Plan are contained in the Destiny® Plan's prospectus. The fund will offer Class O shares to the general public only through the Destiny® Plan. The fund also offers Class O shares to a particular retirement plan.

You may buy or sell Class O shares through a retirement account or sell Class O shares through an investment professional. You may buy or sell shares in various ways:

Phone

To reach a Fidelity representative:

Nationally (toll-free) 1-877-208-0098

In Alaska or Overseas (call collect) 1-617-330-3183

Mail

Redemptions: Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

The price to buy one share is its NAV. Shares will be bought at the NAV next calculated after an order is received in proper form.

The following discussion relates only to those investors who hold shares directly. The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for Class O shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, FDC, and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Fidelity Advisor® Diversified Stock Fund seeks capital growth.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund's assets in stocks. The Adviser normally invests the fund's assets primarily in common stocks.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

The Adviser is not constrained by any particular investment style. At any given time, the Adviser may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, the Adviser may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

Fidelity Advisor® Diversified Stock Fund seeks capital growth.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

Fidelity Advisor® Diversified Stock Fund normally invests at least 80% of its assets in stocks.

Valuing Shares

The fund is open for business each day the NYSE is open.

NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Ways to Invest

You may buy or sell Class O shares through a retirement account or sell Class O shares through an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging Class O shares and the account features and policies may differ. Additional fees may also apply to your investment in Class O shares, including a transaction fee if you sell Class O shares through a broker or other investment professional.

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

Transactions initiated by Destiny® Plans will not count toward the fund's roundtrip limits and are exempt from the fund's excessive trade monitoring policy.

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Transactions of an adviser will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy).

A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give the Adviser sufficient information to permit the Adviser to identify the individual accounts in the wrap program.

Other Information about the Excessive Trading Policy

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

Price to Buy

The price to buy one share is its NAV. Class O shares are sold to the Destiny® Plan without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The following discussion relates only to those investors who hold shares of the fund directly.

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a Class O shareholder, you have the privilege of exchanging shares for shares of other Fidelity® funds, including Class A or Class I of Fidelity® funds that offer Advisor classes of shares. The exchange privilege is available only to those investors who hold shares directly.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following shareholder services are applicable only to those investors who hold shares of the fund directly.

Wire: electronic money movement through the Federal Reserve wire system

  To transfer money between a bank account and your fund account.

Automatic Transactions: periodic (automatic) transactions

  To move money to Class A of a Fidelity® fund that offers Advisor classes of shares.
  To set up periodic redemptions from your Class O account to you or to your bank checking account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semiannual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-877-208-0098. We will begin sending individual copies to you within 30 days of receiving your call.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number (TIN) is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold an amount subject to the applicable backup withholding rate from your taxable distributions and redemptions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV minus, if applicable, any short-term redemption fee, calculated on the day Fidelity closes your fund position.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in December.

Distribution Options

The following distribution options are applicable only to those investors who hold shares directly.

When you open an account, specify how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option.  Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice, you will be assigned this option.

2. Income-Earned Option.  Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option.  Any dividends and capital gain distributions will be paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions  Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on Transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2015, the Adviser had approximately $644.4 million in discretionary assets under management, and approximately $2.04 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMRC, at 245 Summer Street, Boston, Massachusetts 02210, serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of the Adviser. As of December 31, 2015, FMRC had approximately $1.1 trillion in discretionary assets under management.

FMR Investment Management (U.K.) Limited (FMR U.K.), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2015, FMR U.K. had approximately $18.6 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR U.K. is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2015, FMR H.K. had approximately $11.1 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

James Morrow is portfolio manager of the fund, which he has managed since November 2006. He also manages other funds. Since joining Fidelity Investments in 1999, Mr. Morrow has worked as a research analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. For this purpose, the average net assets of any mutual funds previously advised by FMR that currently are advised by Fidelity SelectCo, LLC are included. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For September 2016, the group fee rate was 0.25%. The individual fund fee rate is 0.17%.

The total management fee for the fiscal year ended September 30, 2016, was 0.42% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

The Adviser pays FMRC, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended September 30, 2016.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Class O shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of Class O shares. This compensation may take the form of payments for additional distribution-related activities and/or shareholder services and payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary. These payments are described in more detail in this section and in the SAI. Please speak with your investment professional to learn more about any payments his or her firm may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Distribution and Service Plan(s)

Class O has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class O shares and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class O.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of Class O's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Financial Highlights — Fidelity Advisor Diversified Stock Fund Class O

Years ended September 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$21.04	$24.63	$21.17	$17.53	$13.33
Income from Investment Operations
Net investment income (loss)A	.38	.40	.40	.32	.24
Net realized and unrealized gain (loss)	2.57	(1.71)	3.39	3.64	4.19
Total from investment operations	2.95	(1.31)	3.79	3.96	4.43
Distributions from net investment income	(.36)	(.31)	(.27)	(.29)	(.20)
Distributions from net realized gain	(1.36)	(1.97)	(.06)	(.03)	(.03)
Total distributions	(1.72)	(2.28)	(.33)	(.32)	(.23)
Net asset value, end of period	$22.27	$21.04	$24.63	$21.17	$17.53
Total ReturnB,C	15.05%	(5.92)%	18.08%	23.05%	33.55%
Ratios to Average Net AssetsD,E
Expenses before reductions	.47%	.50%	.51%	.51%	.51%
Expenses net of fee waivers, if any	.47%	.50%	.51%	.51%	.51%
Expenses net of all reductions	.47%	.50%	.50%	.49%	.51%
Net investment income (loss)	1.84%	1.70%	1.69%	1.68%	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$1,509,620	$1,426,230	$1,866,810	$1,622,353	$1,515,727
Portfolio turnover rateF	46%	53%	55%	55%	40%

A  Calculated based on average shares outstanding during the period.

B  Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

C  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Additional Index Information

S&P 500® Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account:  When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals:  When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-01796

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Destiny, Fidelity Advisor, and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2016 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.792229.113	DESIO-PRO-1116

SPONSOR

FIDELITY DISTRIBUTORS CORPORATION
100 Salem Street
Smithfield, RI 02917

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
Boston, Massachusetts

TRANSFER AND SHAREHOLDERS'
SERVICING AGENT

BOSTON FINANCIAL DATA SERVICES, INC.
P.O. Box 8300
Boston, Massachusetts 02266-8300
For active Plans call:
Nationwide: 1-800-225-5270

FIDELITY SERVICE COMPANY, INC.
P.O. Box 770002
Cincinnati, OH 45277-0002
Nationwide: 1-877-208-0098

AUDITORS

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts

I.DESIO-PRO-1116
1.791855.113

Fidelity®
Systematic
Investment Plans:
Destiny® Plans II: O

Prospectus
November 29, 2016

Effective October 27, 2006, the Military Personnel Financial Services Protection Act (the "Act") prohibits the issuance or sale of new periodic payment plans, such as the Destiny Plans. The Act does not alter, invalidate, or otherwise affect any rights or obligations, including rights of redemption, of existing Planholders.

FIDELITY SYSTEMATIC INVESTMENT PLANS:
Destiny Plans II: O

The Destiny Plans are systematic investment plans that allow you to build equity over a period of years by investing regularly each month in mutual fund shares. This prospectus describes Destiny Plans II: O (the "Plan"). You may make fixed monthly investments in a Plan for a term of either 10 or 15 years. You may continue to make investments for as long as 30 years. You may invest in one of several monthly investment plan amounts for as little as $50 per month. Investments in your Plan are applied to the purchase of Class O shares of one of the Fidelity Destiny Portfolios. Destiny Plans II: O purchases Class O shares of Fidelity Advisor Capital Development Fund (the "Fund").

The Plan deducts Creation and Sales Charges and certain other fees from each investment into the Plan. On 10 year Plans, the Creation and Sales Charges range from 8.24% on $6,000 Plans ($50 a month) to 0.64% on $1,200,000 Plans ($10,000 a month) of the total amount invested and range from 9.20% to 0.64% of the net amount invested. Total deductions range from 11.66% to 0.66% of the net amount invested. On 15 year Plans, the Creation and Sales Charges range from 8.67% on $9,000 Plans ($50 a month) to 0.61% on $1,800,000 Plans ($10,000 a month) of the total amount invested and range from 9.73% to 0.61% of the net amount invested. Total deductions range from 12.20% to 0.63% of the net amount invested. Class O shares of the Fund are subject to certain annual expenses, including management fees. The Creation and Sales Charges and other fees and expenses that either you or your Plan will pay are described in the "Fees and Expenses" section on page 5.

YOUR PLAN AND YOUR PLAN'S INVESTMENT IN FUND SHARES IS INTENDED TO BE A LONG-TERM INVESTMENT. YOU SHOULD NOT PURCHASE A PLAN IF YOU ARE SEEKING QUICK PROFITS OR IF YOU MIGHT BE UNABLE TO COMPLETE THE PLAN. If you terminate or withdraw from your Plan in the early years of your Plan, you may incur a loss because a major portion of the entire Creation and Sales Charges are deducted from your first twelve investments. Your Plan does not eliminate the risk involved in the ownership of individual securities and your Plan's value will increase or decrease over time as the result of increases or decreases in the prices of securities owned by the Fund. You will incur a loss if you terminate your Plan at a time when the value of your Plan's shares is less than their cost. Advance payment of any of your monthly investments increases the possibility that a loss may result from early termination. You have the right to a refund of the current value of your investment in Class O shares and the full amount of the Creation and Sales Charges you have paid within 45 days after the date of the mailing of a written notice from the custodian. You also have a right to a refund of some or all of your Plan investment within 18 months of the purchase of a Plan. These rights are subject to the conditions described under "Your Cancellation and Refund Rights" on page 16. Class O shares of the Fund, which have been closed to new investors, are available to holders of existing Destiny Plans II: O only through the Plan described in this prospectus. You do not have to purchase a Plan to make monthly investments in mutual funds. Other mutual funds managed by the Fund's investment adviser have investment objectives similar in many respects to those of the Fund. Your investment in shares of these other funds would be subject to charges that may differ from, and in some cases be less than, those which apply to an investment in the Plan.

Plans established while this Prospectus is effective are governed by the terms of this Prospectus, including all the rules, rights, privileges and benefits it describes. THEREFORE IT IS IMPORTANT THAT YOU READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE. No salesman, dealer, or other person is authorized by Fidelity Distributors Corporation (the "Sponsor"), Fidelity Systematic Investment Plans, or Fidelity Destiny Portfolios to give any information or make any representation that is not contained in either the prospectus of the Plans, the prospectus of Fidelity Destiny Portfolios, or in other printed or written material issued by the Sponsor, the Plans, or Fidelity Destiny Portfolios.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to risks, including possible loss of principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS AGAINST THE LAW. THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUS FOR FIDELITY DESTINY PORTFOLIOS.

[This Page Intentionally Left Blank]

HOW THE FIDELITY DESTINY PLANS CAN HELP YOU MEET YOUR OBJECTIVES

Many people who want to build an investment portfolio find it difficult to save the money necessary to make periodic stock purchases. The Destiny Plans are designed to help. The Plans make it possible for you to build equity over a period of years by investing a modest sum each month in shares of the Destiny Portfolios.

The Destiny Portfolios are mutual funds, the value of the shares of which is subject to fluctuations in the values of their underlying securities. A Plan calls for monthly investments at regular intervals regardless of the value of the Fund's shares. A Plan offers no assurance against loss in a declining market and does not eliminate the risk inherent in the ownership of any security. Terminating the Plan at a time when the value of the Fund shares you own is less than their cost will result in a loss. You should therefore consider your financial ability to continue and complete a Plan.

Before opening a Plan you should consider the following:

1.  A Plan represents an agreement among Fidelity Distributors Corporation (the "Sponsor"), State Street Bank and Trust Company (the "Custodian"), and you (the "Planholder") under which amounts invested, after deduction of the Creation and Sales Charges, are used to purchase shares of the Fund at net asset value.

2.  Investments made through the Plan will not result in direct ownership of shares of the Fund, but rather will represent an interest in a series of a unit investment trust, which will have direct ownership of Class O shares of the Fund. You will have a beneficial interest in the underlying Fund's shares.

3.  The Plan charges Creation and Sales Charges, sometimes called a "front-end load". If you were to terminate your Plan between 45 days after the date of the mailing of a written notice from the Custodian and 18 months after you start your Plan, the amount of Creation and Sales Charges and Custodian Fees that would not be refunded to you could be as much as 17.2% of your total investments made up to the time you terminate your Plan. If you terminate your Plan after 18 months, the amount of Creation and Sales Charges and Custodian Fees that would not be refunded to you could be as much as 35.1% of your total investments, assuming all your monthly investments were made. However, if you complete a 15 year Plan, the maximum Creation and Sales Charge would be no higher than 8.67% of your total investments. Accordingly, a Plan is not suited for short-term investments. See "Fees and Expenses" on page 5.

4.  In addition to the Creation and Sales Charges, Planholders must pay additional fees to the Custodian. These fees relieve Planholders of the administrative details associated with the holding of securities. Some investors could perform these services for themselves if they were to purchase and hold the securities directly. An investor should weigh the value of the Custodian services against the cost of the Custodian Fees before making an investment decision. See "Fees and Expenses" on page 5.

INVESTMENT OBJECTIVE OF THE FUND

Fidelity Destiny Portfolios is an open-end management investment company, consisting of two separate portfolios, the Fund and the Fidelity Advisor Diversified Stock Fund. The Fund is a diversified mutual fund, an investment vehicle that pools shareholders' money and invests it in a number of different securities. The Fund's objective is to seek capital growth.

The Fund's investments are managed by Fidelity Management & Research Company ("FMR"). FMR's principal investment strategies include:

•  Normally investing primarily in common stocks.

•  Investing in domestic and foreign issuers.

•  Investing in either "growth" stocks or "value" stocks or both.

•  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

The Fund's investment objective and principal investment strategies and risks are described in the accompanying Fidelity Destiny Portfolios prospectus, which begins on page P-1.

For more information about the business experience of FMR, see "Fund Management" on page P-12 of the Fund's prospectus.

FEES AND EXPENSES

Your Plan pays three kinds of fees: Creation and Sales Charges, Custodian Fees and Other Service Charges. Each of these fees is described in more detail below.

Your Plan also indirectly pays the fees imposed on Class O shares of the Fund, including management fees. Your Plan indirectly pays these fees because it invests in Class O shares of the Fund. For more information about the fees payable by the Fund, see "Fee Table" on page P-3 of the Fund's prospectus.

1.  Creation and Sales Charges

You will pay Creation and Sales Charges equal to as much as 50% of your first twelve investments in your Plan. After the first 12 investments, the charge drops to 3.60% or less on each subsequent investment for a 10 year Plan and 5.72% or less on each subsequent investment for a 15 year Plan. When you have completed a 10 year Plan (120 monthly investments), the Creation and Sales Charges you paid on your investments will amount to as much as 8.24% of your total Plan investments, assuming that you invest in a Plan with the smallest monthly investment of $50 a month ($6,000 Face Amount). The Creation and Sales Charges on the largest 10 year plan size, $10,000 a month ($1,200,000 Face Amount), amount to 0.64% of your total Plan investments.

When you have completed a 15 year Plan (180 monthly investments), the Creation and Sales Charges you paid on your investments will amount to as much as 8.67% of your total Plan investments, assuming a monthly investment amount of $50 a month ($9,000 Face Amount). The Creation and Sales Charges on the largest 15 year plan size, $10,000 a month ($1,800,000 Face Amount), amount to 0.61% of your total Plan investments.

You have certain cancellation and refund rights. However, these rights are limited, and early termination of your Plan or your inability to complete your Plan may result in your having paid Creation and Sales Charges that represent a substantial percentage of your total investments in your Plan. For example, if you terminate your Plan between 45 days after the date of the mailing of a written notice from the Custodian and 18 months after you start your Plan, the Creation and Sales Charges and Custodian Fees that would not be refunded to you could be as much as 17.2% of your total investments made up to the time you terminate your Plan. If you terminate your Plan after 18 months, the Creation and Sales Charges and Custodian Fees that would not be refunded to you could be as much as 35.1% of your total investments made, assuming all your monthly investments were made. See "Your Cancellation and Refund Rights" on page 16.

2.  Custodian Fees and Other Service Charges

On minimum-sized Plans (10 or 15 years) the Custodian Fee is $1.10 per investment. On $75.00 per month Plans the Custodian Fee is $1.25 per investment, the Custodian Fee is $1.50 on larger Plans. Accounts established under an Automatic Investment Program or a government allotment after November 29, 1993 incur a reduced Custodian Fee of $0.75 per investment. See "Automatic Investment Program and Government Allotments" on page 12. The Custodian Fee charged per account at any one time may not exceed $5 per investment, regardless of the number of investments made. Thus, if the Planholder submits multiple investments into one account, such that the aggregate amount would result in a Custodian Fee of more than $5, the fee will instead be deducted at the maximum rate of $5.

In addition to this fee, the Custodian deducts an annual service charge from dividends and distributions, and if necessary, from principal, as reimbursement for administrative costs. The amount of such charge will be determined by prorating the Plan's annual administrative costs over the total number of Plan accounts. For the fiscal year ended September 30, 2016, the charge was $5.02 for Destiny Plans II: O per Plan account that are established after December 30, 1985. Subsequent to January 1, 1986, this charge is subject to increases by the Sponsor, in the aggregate not to exceed increases in the Consumer Price Index. For Plans established prior to January 1, 1986 and after October 30, 1982, this service charge cannot exceed $10 per year. For Plans established prior to October 31, 1982, this charge cannot exceed $2 per year.

Account Fees. You may also pay additional fees to the Custodian for certain services provided by the Custodian or its affiliated bookkeeping and administrative service agent, Boston Financial. These fees are described below:

Completed Plan Fee: An annual fee will be charged if you have completed your Plan but have elected not to hold Class O shares of the Fund directly. See "Completed Plans and Exchanges" on page 18.

Inactive Account Fee: An annual $12 fee will also be charged to your Plan account if you have not completed your Plan and your Plan is not current. See the "Keeping Your Plan Current" section on page 12.

Termination Fee: A fee of $2.50 will be charged to your Plan account if you make a complete withdrawal or you terminate your Plan prior to completion. See "Terminating Your Plan" on page 17.

Returned Check Fee: For Plans issued prior to December 1, 2000, a fee of $2.50 will be charged to your Plan account for any check or preauthorized check which is not honored by the bank on which it is drawn ("dishonored check"). For Plans issued on or after December 1, 2000, a fee of $10.00 will be charged for each dishonored check.

Bank Wire Fee: A $10.00 fee will be charged for each redemption of shares by wire.

Fidelity Destiny IRA Maintenance Fee: If you have a Fidelity Destiny IRA, you will be charged an annual $10 maintenance fee and certain additional service fees. Detailed information on the additional service fees may be obtained from the Sponsor or your investment professional.

The Custodian deducts these Custodian Fees and Other Service Charges from your Plan account. These fees may be paid out of principal from the proceeds of the sale of Fund shares in your Plan account. With respect to the Completed Plan Fee and the Inactive Account Fee, the fees are paid first from dividends and distributions. The Custodian has a lien on your shares to the extent of these rights.

Except as described in this "Fees and Expenses" section, there are currently no other fees or expenses charged against the Plan or Planholder accounts (or deducted from Fund dividends or distributions) to compensate the Custodian or the Sponsor for their services. All other fees or expenses that could otherwise be charged to the Plan and the Planholders (or deducted from Fund dividends or distributions) are being paid by the Sponsor. Although there is no current intention to do so, the Fund and the Sponsor each reserve the right to cease paying such fees or expenses, and to cause them to be charged against the Plan or the Planholders (or deducted from Fund dividends or distributions).

The following tables illustrate the effect of the Creation and Sales Charges and Custodian Fees on Plans with different monthly investment amounts and different Plan lengths.

ALLOCATION OF INVESTMENTS AND DEDUCTIONS
10 Year Plans
(120 investments)

(Assumes that all investments are made in accordance with the terms of the Plan)

		CREATION AND SALES CHARGES				CUSTODIAN FEES			% OF TOTAL CHARGES
Monthly Investment	Total Face Amount of Plan	Per Investment 1 thru 12	Per Investment 13 thru 120	Total	% of Total Investments	Per Investment	Total(A)	Total Charges(A)(B)	Net Investment in Fund Shares(C)	To Total Investments(C)	To Net Investments in Fund Shares(C)
$50.00	$6,000.00	$25.00	$1.80	$494.40	8.24%	$1.10	$132.00	$626.40	$5,373.60	10.44%	11.66%
75.00	9,000.00	37.50	2.70	741.60	8.24	1.25	150.00	891.60	8,108.40	9.91	11.00
100.00	12,000.00	50.00	3.60	988.80	8.24	1.50	180.00	1,168.80	10,831.20	9.74	10.79
125.00	15,000.00	62.50	4.50	1,236.00	8.24	1.50	180.00	1,416.00	13,584.00	9.44	10.42
150.00	18,000.00	75.00	5.40	1,483.20	8.24	1.50	180.00	1,663.20	16,336.80	9.24	10.18
166.66	19,999.20	83.33	5.00	1,539.96	7.70	1.50	180.00	1,719.96	18,279.24	8.60	9.41
200.00	24,000.00	100.00	4.02	1,634.16	6.81	1.50	180.00	1,814.16	22,185.84	7.56	8.18
250.00	30,000.00	125.00	5.00	2,040.00	6.80	1.50	180.00	2,220.00	27,780.00	7.40	7.99
291.66	34,999.20	145.83	5.00	2,289.96	6.54	1.50	180.00	2,469.96	32,529.24	7.06	7.59
300.00	36,000.00	150.00	5.00	2,340.00	6.50	1.50	180.00	2,520.00	33,480.00	7.00	7.53
333.33	39,999.60	166.67	4.74	2,511.97	6.28	1.50	180.00	2,691.97	37,307.63	6.73	7.22
350.00	42,000.00	175.00	4.50	2,586.00	6.16	1.50	180.00	2,766.00	39,234.00	6.59	7.05
375.00	45,000.00	187.50	4.25	2,709.00	6.02	1.50	180.00	2,889.00	42,111.00	6.42	6.86
400.00	48,000.00	200.00	4.00	2,832.00	5.90	1.50	180.00	3,012.00	44,988.00	6.28	6.70
416.66	49,999.20	208.33	3.80	2,909.95	5.82	1.50	180.00	3,089.95	46,909.25	6.18	6.59
500.00	60,000.00	225.00	2.78	3,000.24	5.00	1.50	180.00	3,180.24	56,819.76	5.30	5.60
750.00	90,000.00	300.00	2.50	3,870.00	4.30	1.50	180.00	4,050.00	85,950.00	4.50	4.71
1,000.00	120,000.00	300.00	5.00	4,140.00	3.45	1.50	180.00	4,320.00	115,680.00	3.60	3.73
1,500.00	180,000.00	315.00	6.00	4,428.00	2.46	1.50	180.00	4,608.00	175,392.00	2.56	2.63
2,000.00	240,000.00	325.00	7.00	4,656.00	1.94	1.50	180.00	4,836.00	235,164.00	2.02	2.06
2,500.00	300,000.00	350.00	8.00	5,064.00	1.69	1.50	180.00	5,244.00	294,756.00	1.75	1.78
5,000.00	600,000.00	400.00	11.00	5,988.00	1.00	1.50	180.00	6,168.00	593,832.00	1.03	1.04
10,000.00	1,200,000.00	500.00	15.56	7,680.48	0.64	1.50	180.00	7,860.48	1,192,139.52	0.66	0.66

NOTES*:

(A)  Does not include the annual $12 Completed Plan or Inactive Account Fees, payable to the Custodian first from dividends and distributions and then, if necessary, from principal. Plans established under an Automatic Investment Program or a government allotment after November 29, 1993, will pay a reduced Custodian Fee of $0.75 per automatic investment.

(B)  Does not include a service charge, payable first from dividends and distributions and then, if necessary, from principal, to cover certain administrative expenses actually incurred. The amount of such charge will be determined by prorating the Plan's annual administrative costs over the total number of Plan accounts. In general, for the fiscal year ended September 30, 2016, the charge was $5.02 for Destiny Plans II: O per Plan account established on or after December 30, 1985. For Plans established prior to January 1, 1986 and after October 30, 1982, this service charge cannot exceed $10 per year. For Plans established prior to October 31, 1982, this charge cannot exceed $2 per year.

(C)  "Investment" means only your monthly Plan investments and does not include any reinvestment of capital gain or dividend distributions.

*  See "Custodian Fees and Other Service Charges" on page 5.

ALLOCATION OF INVESTMENTS AND DEDUCTIONS
15 Year Plans
(180 investments)

(Assumes that all investments are made in accordance with the terms of the Plan)

		CREATION AND SALES CHARGES				CUSTODIAN FEES			% OF TOTAL CHARGES
Monthly Investment	Total Face Amount of Plan	Per Investment 1 thru 12	Per Investment 13 thru 180	Total	% of Total Investments	Per Investment	Total(A)	Total Charges(A)(B)	Net Investment in Fund Shares(C)	To Total Investments(C)	To Net Investments in Fund Shares(C)
$50.00	$9,000.00	$25.00	$2.86	$780.48	8.67%	$1.10	$198.00	$978.48	$8,021.52	10.87%	12.20%
75.00	13,500.00	37.50	4.06	1,132.08	8.39	1.25	225.00	1,357.08	12,142.92	10.05	11.18
100.00	18,000.00	50.00	5.41	1,508.88	8.38	1.50	270.00	1,778.88	16,221.12	9.88	10.97
125.00	22,500.00	62.50	6.76	1,885.68	8.38	1.50	270.00	2,155.68	20,334.32	9.58	10.60
150.00	27,000.00	75.00	5.70	1,857.60	6.88	1.50	270.00	2,127.60	24,872.40	7.88	8.55
166.66	29,998.80	83.33	6.33	2,063.40	6.88	1.50	270.00	2,333.40	27,665.40	7.78	8.43
200.00	36,000.00	100.00	7.43	2,448.24	6.80	1.50	270.00	2,718.24	33,281.76	7.55	8.17
250.00	45,000.00	125.00	9.29	3,060.72	6.80	1.50	270.00	3,330.72	41,669.28	7.40	7.99
291.66	52,498.80	145.83	6.73	2,880.60	5.49	1.50	270.00	3,150.60	49,348.20	6.00	6.38
300.00	54,000.00	150.00	5.04	2,646.72	4.90	1.50	270.00	2,916.72	51,083.28	5.40	5.71
333.33	59,999.40	166.67	5.24	2,879.97	4.80	1.50	270.00	3,149.97	56,849.43	5.25	5.54
350.00	63,000.00	175.00	5.31	2,992.08	4.75	1.50	270.00	3,262.08	59,737.92	5.18	5.46
375.00	67,500.00	187.50	4.65	3,030.75	4.49	1.50	270.00	3,300.75	64,199.25	4.89	5.14
400.00	72,000.00	200.00	3.80	3,038.40	4.22	1.50	270.00	3,308.40	68,691.60	4.60	4.82
416.66	74,998.00	208.33	3.78	3,134.95	4.18	1.50	270.00	3,404.95	71,593.85	4.54	4.76
500.00	90,000.00	225.00	5.36	3,600.48	4.00	1.50	270.00	3,870.48	86,129.52	4.30	4.49
750.00	135,000.00	300.00	8.70	5,061.60	3.75	1.50	270.00	5,331.60	129,668.40	3.95	4.11
1,000.00	180,000.00	300.00	15.54	6,210.72	3.45	1.50	270.00	6,480.72	173,519.28	3.60	3.73
1,500.00	270,000.00	315.00	17.52	6,723.36	2.49	1.50	270.00	6,993.36	263,006.64	2.59	2.66
2,000.00	360,000.00	325.00	18.57	7,019.76	1.95	1.50	270.00	7,289.76	352,710.24	2.02	2.07
2,500.00	450,000.00	350.00	20.26	7,603.68	1.69	1.50	270.00	7,873.68	442,126.32	1.75	1.78
5,000.00	900,000.00	400.00	25.00	9,000.00	1.00	1.50	270.00	9,270.00	890,730.00	1.03	1.04
10,000.00	1,800,000.00	500.00	29.64	10,979.52	0.61	1.50	270.00	11,249.52	1,788,750.48	0.62	0.63

NOTES*:

(A)  Does not include the annual $12 Completed Plan or Inactive Account Fees, payable to the Custodian first from dividends and distributions and then, if necessary, from principal. Plans established under an Automatic Investment Program or a government allotment after November 23, 1993, will pay a reduced Custodian Fee of $0.75 per automatic investment.

(B)  Does not include a service charge, payable first from dividends and distributions and then, if necessary, from principal, to cover certain administrative expenses actually incurred. The amount of such charge will be determined by prorating the Plan's annual administrative costs over the total number of Plan accounts. In general, for the fiscal year ended September 30, 2016, the charge was $5.02 for Destiny Plans II: O per Plan account established on or after December 30, 1985. For Plans established prior to January 1, 1986 and after October 30, 1982, this service charge cannot exceed $10 per year. For Plans established prior to October 31, 1982, this charge cannot exceed $2 per year.

(C)  "Investment" means only your monthly Plan investments and does not include any reinvestment of capital gain or dividend distributions.

*  See "Custodian Fees and Other Service Charges" on page 5.

TOTAL ALLOCATIONS AND DEDUCTIONS WHEN
EXTENDED INVESTMENT OPTION OF 120 ADDITIONAL INVESTMENTS IS USED
25 Year Plans

(Assumes that all investments are made in accordance with the terms of the
Extended Investment Option)*

		CREATION AND SALES CHARGES		CUSTODIAN FEES		% OF TOTAL CHARGES
Monthly	Total Face Amount of	Creation and Sales	Creation and Sales Charges as % of Total	Custodian	Total	Net Investment in Fund	To Total	To Net Investments in Fund
Investment	Plan	Charges	Investments	Fees(A)(B)	Charges(A)(B)	Shares(C)	Investments(C)	Shares(C)
$50.00	$15,000.00	$1,123.68	7.49%	$330.00	$1,453.68	$13,546.32	9.69%	10.73%
75.00	22,500.00	1,619.28	7.20	375.00	1,994.28	20,505.72	8.86	9.73
100.00	30,000.00	2,158.08	7.19	450.00	2,608.08	27,391.92	8.69	9.52
125.00	37,500.00	2,696.88	7.19	450.00	3,146.88	34,353.12	8.39	9.16
150.00	45,000.00	2,541.60	5.65	450.00	2,991.60	42,008.40	6.65	7.12
166.66	49,998.00	2,823.00	5.65	450.00	3,273.00	46,725.00	6.55	7.00
200.00	60,000.00	3,339.84	5.57	450.00	3,789.84	56,210.16	6.32	6.74
250.00	75,000.00	4,175.52	5.57	450.00	4,625.52	70,374.48	6.17	6.57
291.66	87,498.00	3,688.20	4.22	450.00	4,138.20	83,359.80	4.73	4.96
300.00	90,000.00	3,251.52	3.61	450.00	3,701.52	86,298.48	4.11	4.29
333.33	99,999.00	3,509.96	3.51	450.00	3,959.96	96,039.04	3.96	4.12
350.00	105,000.00	3,629.28	3.46	450.00	4,079.28	100,920.72	3.89	4.04
375.00	112,500.00	3,577.50	3.18	450.00	4,027.50	108,472.50	3.58	3.71
400.00	120,000.00	3,494.40	2.91	450.00	3,944.40	116,055.60	3.29	3.40
416.66	124,998.00	3,624.94	2.90	450.00	4,074.94	120,923.06	3.26	3.37
500.00	150,000.00	4,243.68	2.83	450.00	4,693.68	145,306.32	3.13	3.23
750.00	225,000.00	6,105.60	2.71	450.00	6,555.60	218,444.40	2.91	3.00
1,000.00	300,000.00	8,075.52	2.69	450.00	8,525.52	291,474.48	2.84	2.92
1,500.00	450,000.00	8,825.76	1.96	450.00	9,275.76	440,724.24	2.06	2.10
2,000.00	600,000.00	9,248.16	1.54	450.00	9,698.16	590,301.84	1.62	1.64
2,500.00	750,000.00	10,034.88	1.34	450.00	10,484.88	739,515.12	1.40	1.42
5,000.00	1,500,000.00	12,000.00	0.80	450.00	12,450.00	1,487,550.00	0.83	0.84
10,000.00	3,000,000.00	14,536.32	0.48	450.00	14,986.32	2,985,013.68	0.50	0.50

NOTES**:

(A)  Does not include the annual $12 Completed Plan or Inactive Account Fees, payable to the Custodian first from dividends and distributions and then, if necessary, from principal. Plans established under an Automatic Investment Program or a government allotment after November 23, 1993, will pay a reduced Custodian Fee of $0.75 per automatic investment.

(B)  Does not include a service charge, payable first from dividends and distributions and then, if necessary, from principal, to cover certain administrative expenses actually incurred. The amount of such a charge will be determined by prorating the Plan's annual administrative costs over the total number of Plan accounts. In general, for the fiscal year ended September 30, 2016, the charge was $5.02 for Destiny Plans II: O per Plan account established on or after December 30, 1985. For Plans established prior to January 1, 1986 and after October 30, 1982, this service charge cannot exceed $10 per year. For Plans established prior to October 31, 1982, this charge cannot exceed $2 per year.

(C)  "Investment" means only your monthly Plan investments and does not include any reinvestment of capital gain or dividend distributions.

*  Please see page 14 for a description of the Extended Investment Option.

**  See "Custodian Fees and Other Service Charges" on page 5.

TOTAL ALLOCATIONS AND DEDUCTIONS WHEN
EXTENDED INVESTMENT OPTION OF 180 ADDITIONAL INVESTMENTS IS USED
30 Year Plans

(Assumes that all investments are made in accordance with the terms of the
Extended Investment Option)*

		CREATION AND SALES CHARGES		CUSTODIAN FEES		% OF TOTAL CHARGES
Monthly Investment	Total Face Amount of Plan	Creation and Sales Charges	Creation and Sales Charges as % of Total Investments	Custodian Fees(A)(B)	Total Charges(A)(B)	Net Investment in Fund Shares(C)	To Total Investments(C)	To Net Investments in Fund Shares(C)
$50.00	$18,000.00	$1,123.68	6.24%	$396.00	$1,519.68	$16,480.32	8.44%	9.22%
75.00	27,000.00	1,619.28	6.00	450.00	2,069.28	24,930.72	7.66	8.30
100.00	36,000.00	2,158.08	5.99	540.00	2,698.08	33,301.92	7.49	8.10
125.00	45,000.00	2,696.88	5.99	540.00	3,236.88	41,763.12	7.19	7.75
150.00	54,000.00	2,541.60	4.71	540.00	3,081.60	50,918.40	5.71	6.05
166.66	59,997.60	2,823.00	4.71	540.00	3,363.00	56,634.60	5.61	5.94
200.00	72,000.00	3,339.84	4.64	540.00	3,879.84	68,120.16	5.39	5.70
250.00	90,000.00	4,175.52	4.64	540.00	4,715.52	85,284.48	5.24	5.53
291.66	104,997.60	3,688.20	3.51	540.00	4,228.20	100,769.40	4.03	4.20
300.00	108,000.00	3,251.52	3.01	540.00	3,791.52	104,208.48	3.51	3.64
333.33	119,998.80	3,509.96	2.92	540.00	4,049.96	115,948.84	3.38	3.49
350.00	126,000.00	3,629.28	2.88	540.00	4,169.28	121,830.72	3.31	3.42
375.00	135,000.00	3,577.50	2.65	540.00	4,117.50	130,882.50	3.05	3.15
400.00	144,000.00	3,494.40	2.43	540.00	4,034.40	139,965.60	2.80	2.88
416.66	149,997.60	3,624.94	2.42	540.00	4,164.94	145,832.66	2.78	2.86
500.00	180,000.00	4,243.68	2.36	540.00	4,783.68	175,216.32	2.66	2.73
750.00	270,000.00	6,105.60	2.26	540.00	6,645.60	263,354.40	2.46	2.52
1,000.00	360,000.00	8,075.52	2.24	540.00	8,615.52	351,384.48	2.39	2.45
1,500.00	540,000.00	8,825.76	1.63	540.00	9,365.76	530,634.24	1.73	1.77
2,000.00	720,000.00	9,248.16	1.28	540.00	9,788.16	710,211.84	1.36	1.38
2,500.00	900,000.00	10,034.88	1.11	540.00	10,574.88	889,425.12	1.17	1.19
5,000.00	1,800,000.00	12,000.00	0.67	540.00	12,540.00	1,787,460.00	0.70	0.70
10,000.00	3,600,000.00	14,536.32	0.40	540.00	15,076.32	3,584,923.68	0.42	0.42

NOTES**:

(A)  Does not include the annual $12 Completed Plan or Inactive Account Fees, payable to the Custodian first from dividends and distributions and then, if necessary, from principal. Plans established under an Automatic Investment Program or a government allotment after November 23, 1993, will pay a reduced Custodian Fee of $0.75 per automatic investment.

(B)  Does not include a service charge, payable first from dividends and distributions and then, if necessary, from principal, to cover certain administrative expenses actually incurred. The amount of such a charge will be determined by prorating the Plan's annual administrative costs over the total number of Plan accounts. In general, for the fiscal year ended September 30, 2016, the charge was $5.02 for Destiny Plans II: O per Plan account established on or after December 30, 1985. For Plans established prior to January 1, 1986 and after October 30, 1982, this service charge cannot exceed $10 per year. For Plans established prior to October 31, 1982, this charge cannot exceed $2 per year.

(C)  "Investment" means only your monthly Plan investments and does not include any reinvestment of capital gain or dividend distributions.

*  Please see page 14 for a description of the Extended Investment Option.

**  See "Custodian Fees and Other Service Charges" on page 5.

A $50 MONTHLY INVESTMENT PLAN
(Assumes that all investments are made in accordance with the terms of the Plan)

	At the End of Your Plan*		At the End of 6 Months (6 Investments)		At the End of 1 Year (12 Investments)		At the End of 2 Years (24 Investments)
	Amount	% of Total Investments	Amount	% of Total Investments	Amount	% of Total Investments	Amount	% of Total Investments
10 YEARS (120 INVESTMENTS)
Total Investments	$6,000.00	100.00%	$300.00	100.00%	$600.00	100.00%	$1,200.00	100.00%
Deduct:
Creation and Sales Charges	494.40	8.24	150.00	50.00	300.00	50.00	321.60	26.80
Custodian Fees	132.00	2.20	6.60	2.20	13.20	2.20	26.40	2.20
Total Deductions(A)	626.40	10.44	156.60	52.20	313.20	52.20	348.00	29.00
Net Amount Invested under Plans	5,373.60	89.56	143.40	47.80	286.80	47.80	852.00	71.00
15 YEARS (180 INVESTMENTS)
Total Investments	$9,000.00	100.00%	$300.00	100.00%	$600.00	100.00%	$1,200.00	100.00%
Deduct:
Creation and Sales Charges	780.48	8.67	150.00	50.00	300.00	50.00	334.32	27.86
Custodian Fees	198.00	2.20	6.60	2.20	13.20	2.20	26.40	2.20
Total Deductions(A)	978.48	10.87	156.60	52.20	313.20	52.20	360.72	30.06
Net Amount Invested under Plans	8,021.52	89.13	143.40	47.80	286.80	47.80	839.28	69.94
25 YEARS (300 INVESTMENTS)
Total Investments(B)	$15,000.00	100.00%	$300.00	100.00%	$600.00	100.00%	$1,200.00	100.00%
Deduct:
Creation and Sales Charges	1,123.68	7.49	150.00	50.00	300.00	50.00	334.32	27.86
Custodian Fees	330.00	2.20	6.60	2.20	13.20	2.20	26.40	2.20
Total Deductions(A)	1,453.68	9.69	156.60	52.20	313.20	52.20	360.72	30.06
Net Amount Invested under Plans	13,546.32	90.31	143.40	47.80	286.80	47.80	839.28	69.94
30 YEARS (360 INVESTMENTS)
Total Investments(B)	$18,000.00	100.00%	$300.00	100.00%	$600.00	100.00%	$1,200.00	100.00%
Deduct:
Creation and Sales Charges	1,123.68	6.24	150.00	50.00	300.00	50.00	334.32	27.86
Custodian Fees	396.00	2.20	6.60	2.20	13.20	2.20	26.40	2.20
Total Deductions(A)	1,519.68	8.44	156.60	52.20	313.20	52.20	360.72	30.06
Net Amount Invested under Plans	16,480.32	91.56	143.40	47.80	286.80	47.80	839.28	69.94

*  Assumes completion of your Plan.

NOTES**:

(A)  Does not include a service charge, payable first from dividends and distributions and then, if necessary, from principal, to cover certain administrative expenses actually incurred. The amount of such a charge will be determined by prorating the Plan's annual administrative costs over the total number of Plan accounts. In general, for the fiscal year ended September 30, 2016, the charge was $5.02 for Destiny Plans II: O per Plan account established on or after December 30, 1985.

(B)  The 25-year (300 investments) or 30-year (360 investments) schedules reflect the charges applicable to a 15 year Plan which is continued under the Extended Investment Option. It does not include the reduced Custodian Fee rate of $0.75 per automatic investment for Plans established under an Automatic Investment Program or a government allotment, as described on page 12. The Custodian Fee may be increased as set forth in "Custodian Fees and Other Service Charges" on page 5.

**  See "Custodian Fees and Other Service Charges" on page 5.

Dividends and distributions received on Fund shares during the periods shown above have not been included or reflected in any way in the amounts shown in the table.

After the first 12 investments, the Creation and Sales Charges deducted from any investment will not exceed 3.73% of the net investment in Fund shares in the case of a 10 year Plan and 6.07% of the net investment in Fund shares in the case of a 15 year Plan (before deduction of Custodian Fee).

The amounts shown do not reflect the deduction of any of the Account Fees described on page 5.

KEEPING YOUR PLAN CURRENT

Your Plan calls for monthly investments for a period of either 10 or 15 years, with the option of extending a 15 year Plan for another 15 years. You are not likely to realize the full benefit of your Plan unless you complete your Plan. You should carefully consider your ability to make monthly investments for the length of time required to complete your Plan before you start a Plan. The Plans offer an Automatic Investment Program to assist you in making your monthly investments. See "Automatic Investment Program and Government Allotments" below.

If you stop making monthly investments, your ability to benefit from dollar-cost averaging will be reduced. See "Dollar-Cost Averaging and Diversification" below. If you stop making monthly investments and have not made any of your monthly investments in advance of their due date, your Plan will no longer be current. An inactive account fee of $12 is charged annually if you have not completed your Plan and no investment has been made for a 12-month period, after giving credit for any prepayment of monthly investments that you may have made. This fee is deducted from dividends and distributions or, if these are not sufficient, the Custodian has the right to obtain the amount needed to pay its fee by selling Fund shares from your Plan account.

Under current policy, one investment is required during each 6-month period of the calendar year to prevent the Plan from being in default. Your Plan may be terminated by the Sponsor or the Custodian if it is in default. See "Termination of Your Plan by the Sponsor or Custodian" on page 19.

DOLLAR-COST AVERAGING AND DIVERSIFICATION

The Destiny Plans were created to utilize the investing method of dollar-cost averaging. Dollar-cost averaging is a strategy of buying fixed dollar amounts of securities at regular intervals, regardless of the price of the shares. In the Destiny Plans, you invest a fixed amount on a monthly basis. Your monthly investment of a fixed dollar amount buys more shares when the share price is low and fewer shares when the share price is high. The benefit of this method is that, over time, the average cost of your shares will be lower than the average price of those shares. Dollar-cost averaging does not assure a profit or protect against a loss. If you sell your Fund shares when their value is less than their cost, you will incur a loss.

Diversification can help you manage the investment risk by decreasing the volatility of a portfolio of securities. The Destiny Portfolios are diversified, which means that the Funds invest in a number of different securities.

PLAN FEATURES

1.  Automatic Investment Program and Government Allotments

To encourage and assist you in making monthly investments, and to eliminate the burden of writing a check every month, you may arrange to have your investments made automatically by establishing an Automatic Investment Program or, if you are a member of the military, a government allotment.

How to Establish, Change or Terminate an Automatic Investment Program

•  To establish an Automatic Investment Program, you should complete a Preauthorized Electronic Transaction Form, attach a voided blank check or deposit slip, and send it to Boston Financial Data Services, Inc. (Boston Financial) at least 15 days before the date the Automatic Investment Program is to go into effect. Boston Financial will then electronically draw against your bank account each month in the amount of the monthly Plan investment. To change your Automatic Investment Program, you must give written notice to Boston Financial at least 15 days before the date on which the change is to go into effect.

•  To terminate your Automatic Investment Program, you must notify Boston Financial at least 5 days before the date of the next scheduled electronic transfer by calling Boston Financial at 1-800-225-5270 or by writing to Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300.

How to Establish, Change or Terminate a Government Allotment

•  Members of the military may establish a government allotment by completing the appropriate government allotment form.

•  You may change or terminate a government allotment at any time by giving notice to your government disbursing office.

•  Please obtain forms to establish, change, or terminate a government allotment from your government disbursing office. Boston Financial cannot supply you with these forms.

2.  Rights of Accumulation

You may qualify to pay lower Creation and Sales Charges on Plans where you increase the Face Amount, by aggregating their Face Amounts with the following holdings registered to you, members of your immediate family, or certain fiduciary accounts described below: (i) the Face Amounts of any current Plans, (ii) Class A, Class T, and Class C shares of any Fidelity Advisor fund, (iii) Advisor C Class shares of Treasury Fund, and (iv) Daily Money Class shares of a Fidelity fund that offers Daily Money Class shares acquired by exchange from any Fidelity Advisor fund. In addition, when you increase the Face Amount of an existing Plan, you may also qualify to reduce the Creation and Sales Charges you pay on future investments into any existing individual IRA Plans which are registered to you or your immediate family. 10 year and 15 year Plans may not be combined for purposes of taking advantage of these rights of accumulation.

To use this privilege, you or your investment professional must notify the Sponsor in writing that you wish to aggregate the Face Amounts of each of the Plans that qualify for rights of accumulation for the purpose of determining the applicable Creation and Sales Charges. A letter of instruction for each face change must be submitted at the same time that you send your notice.

Each Plan must be current at the time you send your notice. For rights of accumulation, a Plan is considered to be current if:

•  It has been completed and not redeemed; or

•  It has not been completed, but has at least as many investments recorded as there are months elapsed since establishment or since being increased; or

•  It is a qualified retirement plan, including an IRA.

If one or more of the Plans, other than a qualified retirement plan, that are combined to take advantage of this privilege subsequently becomes no longer current, the remaining Creation and Sales Charges will be recalculated to reflect the charges applicable to the Plan or Plans that remain current.

You may only combine Plans that are registered to you, your spouse, your children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For the purpose of this privilege, a single fiduciary account includes a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code, and a trust estate or fiduciary account may have more than one beneficiary. This privilege is not available to any group of individuals whose funds are combined, directly or indirectly, for the purchase of redeemable securities of a registered investment company whether jointly or through a trustee, agent, custodian or other representative for that group of individuals.

3.  Distributions

Unless you direct otherwise, all dividends and other distributions, after applicable deductions, are automatically used to purchase additional Class O shares of the Fund at NAV as of the record date for the distribution. No sales charge is made on any reinvestment of dividends or other distributions.

You must instruct Boston Financial if you wish to receive the dividends and other distributions in cash rather than additional shares. Your instructions must be received at least seven days before the record date of a dividend or distribution. You may change these instructions at any time. Distributions on Fidelity Destiny IRAs are automatically reinvested.

Dividends and other distributions are made on a per-share basis. After every distribution, the value of a share drops by the amount of the distribution. If you make an investment shortly before the ex-dividend date of the dividend or distribution, you will pay a price for the shares that includes the amount of the dividend or distribution. This is called "buying a dividend." Dividends and distributions, if declared, are normally paid annually by each Fund, and may be taxable to you. See "Taxes" on page 18.

4.  Federal Voluntary Income Tax Withholding

Boston Financial can withhold up to 28% of any dividend or other distribution paid by the Fund for income taxes and send that amount to the Internal Revenue Service as a credit against your tax liability, if any. The amount withheld may or may not be equal to the additional taxes you may owe on the dividend or distribution. If you choose to authorize this withholding, the number of Fund shares purchased with the remainder of the dividend or distribution will be less than would otherwise have been the case.

Federal Voluntary Income Tax Withholding is available only for non-retirement (taxable) accounts. This withholding option can be started by submitting a Tax Withholding Form, which is included with your Plan Application, to Boston Financial at least 30 days before the option is to take effect. Once started, the withholding option will remain in effect until you notify Boston Financial in writing to end the withholding. For withholding tax information on distributions from qualified plans or Individual Retirement Accounts, please refer to your qualified plan documents or custodial agreement.

5.  Your Voting Rights

You will receive a notice at least 15 days before any matter is submitted to a vote of the shareholders of the Fund. The Custodian will vote on these matters according to your instructions. In the absence of instructions on how you wish to vote, the Custodian will vote all the votes of the Plan in the same proportion as it votes the shares for which it has received instructions from other Planholders in your Plan. The number of votes you are entitled to is based upon the dollar value of your investment. If you wish to attend a meeting at which shares may be voted, you may request Boston Financial to furnish a proxy or otherwise make arrangements for exercising your voting rights.

6.  Making Advance Investments

You are normally expected to make 12 regularly scheduled investments each calendar year. If you wish to complete your Plan ahead of schedule, you may make advance investments singly or in lump-sum amounts at any time during the life of your Plan.

There is no restriction on the number of advance investments you may make during the life of your Plan, but the total amount of all your investments made during the life of your Plan may not exceed the total Face Amount of your Plan, unless you are exercising the Extended Investment Option. See "Extended Investment Option" on page 14. Investments made in excess of this limit will be returned to you at the address of record. Monthly investments may also be paid in lump-sum amounts to make a Plan that is in arrears current. When you make advance investments, you pay the applicable Creation and Sales Charges that you pay on regular monthly investments.

7.  Changing the Face Amount of Your Plan

You may increase the Face Amount of your Plan at any time. This is called making a Face Change to your Plan. You may choose a new Face Amount that is one of the monthly investment amounts shown in the tables on pages 7, 8, 9 and 10. Within 12 months of the time you increase the Face Amount of your Plan, you may decrease your Face Amount back to an amount not lower than the Plan's previous Face Amount. Within 12 months of the time you open a new Plan, you may decrease your Face Amount by as much as 50%. This privilege is only available to Plans with Face Amounts of at least $12,000 ($100 per month).

You must send your request for a change in the Face Amount of a Plan to Boston Financial or your representative along with a letter of instruction for the new Face Amount.

Changes in the Face Amount of your Plan (increases or decreases) will not take effect until the Custodian receives written instructions in good order from you.

Whether you increase or decrease your Face Amount, a change in the Face Amount does not create new cancellation and refund rights. However, your Plan will be subject to the fees and deductions applicable to Plans of the same Face Amount opened at the time that you change the Face Amount of your Plan, as described in the then currently effective prospectus. The Creation and Sales Charges you have already paid on your existing Plan will be recomputed and applied as a credit to the Creation and Sales Charges due on your changed Plan, if any, at the time you change the Face Amount of your Plan. Any additional Creation and Sales Charges due on your changed Plan will be paid by liquidating Fund shares held by your Plan.

8.  Extended Investment Option

If you purchase a 15 year Plan, you may continue making monthly investments into your Plan after you complete all scheduled investments by making your initial investment within six months after your 180th payment. You will not be allowed to automatically activate the extended investment option after the six months following your 180th payment. If you purchase a 10 year Plan, you must first change the Face Amount of your Plan to that of a 15 year Plan and complete that Plan before activating the Extended Investment Option. You may make as many as 180 additional monthly investments, for a total of 360 investments. Investments which exceed this limit will be returned to you at the address of record.

Your additional investments are subject to the same deductions (with the exception of the Custodian Fee) as your last scheduled investment, except that you will not pay additional Creation and Sales charges on each subsequent investment beyond your 300th payment. If you stop making investments under the Extended Investment Option, and your Plan is not current for six consecutive months, the Sponsor or the Custodian may terminate your Plan. The Custodian reserves the right to increase the Custodian Fee applicable to this period to the rate then being charged for new Plans of the same Plan size. In no case, however, will this new rate be more than 75% higher than the Custodian Fees detailed in this Prospectus. Your Extended Investment Option will end after your 360th monthly Plan investment.

9.  Partial Redemption of Your Plan Shares

Normally, if you redeem all of your Plan shares, your Plan will terminate. However, you may redeem less than all of your Plan shares without terminating your Plan. If you have owned your Plan for at least 45 days, you may direct the Custodian, as agent, to redeem up to 90% of the value of your Plan shares, expressed in dollars, and to pay you the proceeds. You may make partial redemptions as often as you desire. Any partial sale of shares and cash withdrawal must involve at least $100.

When you make partial redemptions, you may elect to hold Fund shares directly by instructing the Custodian to deliver any or all of the Fund shares that have accumulated in your Plan for at least 60 days, properly registered in your name, to Fidelity Investments Institutional Operations Company, Inc., the transfer agent of the Fund. You may exchange your Fund shares for shares of any of the Fidelity funds, including Class A shares of any of the Fidelity funds that offer Advisor classes of shares, subject to minimum initial investment requirements. For more information, see "Completed Plans and Exchanges" on page 18 and "Exchanging Shares" on page P-10 of the Fund's prospectus.

Where to Send Requests. Your partial redemption request should be sent to Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300. Your request must be signed and any required medallion signature guarantee must be received in proper order before any cash withdrawals or redemptions can be executed.

Medallion Signature Guarantees May Be Required. If your partial redemption results in a cash withdrawal of more than $100,000, if the proceeds are to be sent to an address other than the address of record, or if the proceeds are to be paid to someone other than the record owner of the account, a medallion signature guarantee is required. A medallion signature guarantee is also required if the address of record has changed within the last 15 days and you wish to sell $10,000 or more of shares. A medallion signature guarantee is a widely accepted way to protect you and Fidelity by guaranteeing the signature that appears on your request. A medallion signature guarantee may not be provided by a notary public. The Custodian will accept medallion signature guarantees from banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions (if authorized under state law), national securities exchanges, registered securities associations, clearing agencies and savings associations.

Telephone Requests. You may also make partial redemptions by telephone by calling Boston Financial at 1-800-225-5270, as long as you are not withdrawing more than 90% or $100,000 from your Plan and your request does not require a medallion signature guarantee.

Automated Clearing House or Bank Wire. You may also make partial redemptions via the Automated Clearing House ("ACH") or the Federal Reserve Wire System by calling Boston Financial at 1-800-225-5270. You must sign up for the ACH or wire feature at least 5 days before using it. Please call your investment professional or Boston Financial to verify that this feature is set up on your account. You must designate the U.S. commercial bank account(s) into which you want the redemption proceeds deposited. To add the ACH or wire feature or to change the bank account designated to receive redemption proceeds at any time prior to making a redemption request, you should send a letter of instruction, including a medallion signature guarantee and a blank voided check, to Boston Financial Data Services, Inc. P.O. Box 8300, Boston, Massachusetts 02266-8300. A $10 fee will be charged for each redemption of shares via the Federal Reserve Wire System.

Redemption Prices and Proceeds. The redemption price for the partial redemption will be at the NAV calculated after your order is received in proper form. Partial redemption requests must be received by 4:00 p.m. Eastern time to receive that day's NAV. You will receive proceeds by check made payable as the account is registered and mailed to the address of record. Ordinarily, you will be sent the proceeds of a partial redemption within seven calendar days from the time Boston Financial accepts the request. However, Boston Financial will not mail redemption proceeds until checks received for the shares purchased have cleared (which may take up to 7 calendar days). The right of redemption of shares of the Fund may be suspended at times when the New York Stock Exchange is closed or if the Securities and Exchange Commission ("SEC") has determined that certain other emergencies exist. If the right of redemption of shares is suspended, Fund shares may not be redeemed, and therefore, cash withdrawals may not be made.

Certain Tax Consequences: Your Responsibilities. You may realize a capital gain or loss for federal income tax purposes on partial redemptions even if you replace the shares pursuant to the "replacement option" described in the following paragraph. If assets from a Fidelity Destiny IRA are distributed directly to you, you will be responsible for any income taxes due on the distribution and, if you are under the age of 59 1/2, you may be subject to an early distribution penalty if those assets are not reinvested into another IRA within 60 days of receipt of the distribution.

Replacement Option. If you make a partial redemption of some of your Plan shares, you may, but are not obligated to, replace those shares by repurchasing them, up to the dollar amount of the original sale, at any time after 90 days from the date of the original sale. If you own a Fidelity Destiny IRA, you may replace those shares by repurchasing them, up to the dollar amount of the original sale, at any time after 45 days from the date of the original sale. The annual contribution limitation will apply for such purchases.

You may replace Plan shares at any time after 90 days (45 days for Fidelity Destiny IRAs), and the replacement need not be made in one transaction. However, the amount of any repurchase of shares following a partial redemption must be at least 25% of the amount redeemed or $500, whichever is less. Replacements of partial redemptions should be clearly identified to distinguish them from additional investments. The Custodian or Boston Financial may require additional documentation. Your replacement will be applied to the purchase of Fund shares at the next determined NAV. Partial redemptions and replacements do not affect the total number of monthly investments to be made or the unpaid balance of monthly investments.

The partial redemption and replacement privileges are intended to facilitate the temporary use of funds invested in your Plan for emergency purposes. The Sponsor reserves the right to limit the number of transactions you may use to replace a partial redemption and to impose such additional restrictions as, in its judgment, are necessary to conform with the requirements of NASD Rule 2830 of the Rules of the Financial Industry Regulatory Authority ("FINRA").

10.  Systematic Withdrawal Program

When you have completed your Plan, you may choose to start a Systematic Withdrawal Program. You may also start a Systematic Withdrawal Program prior to completing your Plan if you provide Boston Financial with written notification that you do not intend to make any additional investments. If you resume making investments, you may want to consider discontinuing the Systematic Withdrawal Program because of the Creation and Sales Charges. If you have a Fidelity Destiny IRA and are 59 1/2 years old or older, you do not have to complete your Plan, or provide notification that you do not intend to make additional investments, before you start a Systematic Withdrawal Program.

How to Start a Systematic Withdrawal Program. To start this program, you direct the Custodian, as your agent, to withdraw the necessary shares from your Plan account so that the Custodian may make regular cash withdrawals on a monthly or quarterly basis. You may authorize cash withdrawals of any amount, subject to a $50 minimum. The Sponsor has established the $50 minimum for administrative convenience: it should not be considered a recommended Systematic Withdrawal amount. You may change the dollar amount of the withdrawal or stop the Systematic Withdrawal Program at any time. To make program withdrawals by ACH or bank wire please follow the instructions set forth above in Section 9 under Partial Redemption of Your Plan Shares - Automated Clearing House or Bank Wire.

Your Plan will remain in full force and effect with all rights and privileges until all shares have been withdrawn from your account. You should realize that withdrawals in excess of the dividends and distributions paid on your Plan shares will be made from principal and eventually may exhaust your Plan account. Therefore, these withdrawals cannot be considered as income on your investment. You may also realize a capital gain or loss for federal income tax purposes upon payment of each withdrawal. If you purchase two or more Plans, it is ordinarily disadvantageous to participate in the Systematic Withdrawal Program on a completed Plan while still making monthly investments on the uncompleted Plan.

The Sponsor reserves the right to stop offering the Systematic Withdrawal Program at any time after giving 90-days' notice to all Planholders who have not elected to participate in the program. If you are currently participating in the program at that time, you will be allowed to continue your program. The Sponsor is not currently contemplating ending the program.

11.  Transferring or Assigning Your Rights in a Plan

To secure a loan, you may assign your right, title and interest in all, or a part of, your Plan to a bank or other lending institution. You may not assign or transfer your rights in a Plan if it is a Fidelity Destiny IRA or other qualified retirement account, a UTMA Plan, or a UGMA Plan. Additional documentation may be required by the lending institution. To obtain additional information about the necessary forms and procedures please call Boston Financial at 1-800-225-5270.

You may also transfer your right, title, and interest to another person whose only right shall be the privilege of complete withdrawal from the Plan, or transfer your right, title, and interest to another person, trustee, or custodian acceptable to the Sponsor, who has applied to the Sponsor for a similar Plan. Additional documentation may be required. Boston Financial or your representative will provide you with the appropriate assignment forms. You will be liable for any transfer taxes that may be incurred.

12.  Transfer of Broker

A shareholder may change the broker/dealer firm of record for his or her account by sending a letter of instruction to Boston Financial Data Services, Inc. P.O. Box 8300, Boston, MA 02266-8300.

13.  Your Cancellation and Refund Rights

45-Day Cancellation Right. You have certain cancellation rights. Within 60 days after your initial investment in a new Plan, the Custodian will send you a notice about these rights. If you elect to cancel your Plan within 45 days of the date of the mailing of that notice, you will receive a cash refund equal to the sum of (1) the total net asset value of the Fund shares credited to your Plan account on the date that the cancellation request is received by Boston Financial and (2) an amount equal to the difference between the total investments made under the Plan and the net amount invested in Fund shares (including all Custodian Fees paid to date).

18-Month Cancellation Right. In addition, you may cancel your Plan at any time within 18 months of your initial investment by sending written instructions to Boston Financial. If you cancel your Plan after the 45-day cancellation period described above has expired but before the 18 month cancellation period expires, you will receive a cash refund equal to the sum of (1) the total net asset value of the Fund shares credited to your Plan account on the date that the cancellation request is received by Boston Financial and (2) the amount by which the Creation and Sales Charges deducted from your total investments exceed 15% of the investments made up to the date of redemption. Custodian Fees, which may amount to 2.2% of the total investments, are not subject to refund.

Where to Send a Request. In order to receive the above refunds, you must send a written cancellation request to Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300. For your protection, if the amount of your refund will be more than $100,000, if the proceeds are to be sent to an address other than the address of record, if the proceeds are to be paid to someone other than the record owner of the account, or if you have changed your address within 15 days of your cancellation request and you wish to sell $10,000 or more of shares, your request must be signed by all the registered owners and you must include a medallion signature guarantee on your cancellation request.

Reinstatement After Cancellation. If you exercise your Cancellation and Refund Rights and redeem your Plan, you may not reinstate the proceeds from such a cancellation or refund at NAV, except as described under "Plan Reinstatement" on page 18. You may realize a capital gain or loss for federal income tax purposes at the time of redemption.

Notices. The Sponsor will send you a written notice of the 18-month right of cancellation if, during the first 15 months after the issuance of your Plan, you have missed three or more investments, or if, after the first 15 months but prior to the end of 18 months from the issuance of your Plan, you have missed one investment or more. If the Sponsor has previously sent you a notice during the first 15 months after the issuance of your Plan, a second notice will not be sent even if additional investments are missed. These notices will inform you of your Plan cancellation rights, and will include the value of your Plan and the amount you would be entitled to receive upon cancellation, as of the date of the notice.

14.  Terminating Your Plan

You may terminate your Plan completely at any time by redeeming all your shares. However, if you terminate your Plan before completing all the scheduled investments, the percentage of your total investments that will have been paid as Creation and Sales Charges will be higher than if you had completed your Plan. You may also partially redeem your Plan. See "Partial Redemption of Your Plan Shares" on page 14. If you terminate your Plan more than 60 days from the date of issuance of your Plan, you may avoid paying any commission that a security dealer may charge for terminating your Plan by sending written notice of termination to Boston Financial. If your Plan is not complete, a charge of $2.50 will be made for terminating your Plan.

Options Following Termination. When you terminate your Plan, you may choose to hold Fund shares directly by instructing the Custodian to deliver any or all of the Fund shares that have accumulated in your Plan for at least 60 days, properly registered in your name, to Fidelity Investments Institutional Operations Company, Inc., the transfer agent of the Fund. You may exchange your Fund shares for shares of any of the Fidelity funds, including Class A shares of any of the Fidelity funds that offer Advisor classes of shares, subject to minimum initial investment requirements. You may also receive a check for the proceeds by directing the Custodian, as your agent, to withdraw the shares, redeem them, and send the proceeds to you. For more information, see "Completed Plans and Exchanges" below and "Exchanging Shares" on page P-10 of the Fund's prospectus.

Where to Send Requests. Termination requests should be sent to Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300. Your termination request and any necessary medallion signature guarantees must be received in proper order before any withdrawals or redemptions can be executed. For your protection, if the amount of your proceeds from termination will be more than $100,000, if the proceeds are to be sent to an address other than the address of record, if the proceeds are to be paid to someone other than the record owner of the account, or if you have changed your address within 15 days of your termination request and you wish to sell $10,000 or more of shares, your request must be signed by all the registered owners and you must include a medallion signature guarantee on your termination request.

Automated Clearing House or Bank Wire. You may redeem your shares via the ACH or the Federal Reserve Wire System by calling Boston Financial at 1-800-225-5270. You must sign up for the ACH or the wire feature at least five days before using it. Please call your investment professional or Boston Financial to verify that this feature is set up on your account. You must designate the U.S. commercial bank account(s) into which you want the redemption proceeds deposited. To add the ACH or the wire feature or to change the bank account designated to receive redemption proceeds at any time prior to making a redemption request, you should send a letter of instruction, including a medallion signature guarantee and a blank voided check, to Boston Financial Data Services, Inc. P. O. Box 8300, Boston, Massachusetts 02266-8300. A $10 fee will be charged on each redemption of shares via the Federal Reserve Wire System.

Redemption Prices and Proceeds. The redemption price of your Fund shares will be at the NAV calculated after your order is received in proper form. Termination requests must be received by 4:00 p.m. Eastern Time to receive that day's NAV. You will receive proceeds by check made payable as the account is registered and mailed to the address of record. Ordinarily, you will be sent the proceeds within seven calendar days from the time Boston Financial accepts your termination request. However, Boston Financial will not mail redemption proceeds until checks received for the shares purchased have cleared (which may take up to 7 calendar days). The right of redemption of shares of the Fund may be suspended at times when the New York Stock Exchange is closed or if the SEC has determined that certain other emergencies exist. If the right of redemption of shares is suspended, Fund shares may not be redeemed, and therefore, cash withdrawals may not be made.

15.  Completed Plans and Exchanges

Once you have completed your Plan, you may elect to hold shares of the Fund directly by instructing the Custodian to deliver any or all of the Fund shares that have accumulated in your Plan, properly registered in your name, to the transfer agent of the Fund. To transfer your shares to the Fund, you will need to complete a Fidelity fund application. An annual fee of $12 will be charged if you have completed your Plan but elected not to hold shares of the Fund directly.

Fund shares held directly by you may be exchanged at NAV for shares of any of the Fidelity funds, including Class A shares of Fidelity funds that offer Advisor classes of shares, subject to minimum initial investment requirements. FMR is the investment adviser of the Fidelity funds. For more information, see "Exchanging Shares" on page P-10 of the Fund's prospectus.

Exchanges between Destiny Plans I: O and Destiny Plans II: O (offered by means of a separate prospectus) are not permitted, nor may exchanges be made between these Plans and Destiny Plans I: N or Destiny Plans II: N offered by means of separate prospectuses. Shares of any class of Fidelity Advisor Diversified Stock Fund held by any Destiny Plans may not be exchanged for shares of any class of the Fund, nor may shares of any class of the Fund held by any Destiny Plans be exchanged for shares of Fidelity Advisor Diversified Stock Fund.

16.  Plan Reinstatement

You may reinstate a terminated Plan without any Creation and Sales Charges on the reinstated amount during the original term of your Plan under the same account registration as your terminated Plan. You must make your reinstatement within 90 days after the date you terminated your Plan. You need not reinstate all of the proceeds which you received upon termination, but you must reinstate at least 10% of the gross proceeds from the termination of your Plan. When you reinstate your Plan, it will be the same type of Plan, and invest in the same class of Fund shares, as your terminated Plan, at the NAV of that class next determined after your reinstatement request is received in good order by Boston Financial.

You may terminate tax-advantaged retirement Plan accounts and rollover (reinstate) the assets into another tax-advantaged retirement account without any sales charge as often as you wish subject to regulatory limitations as long as the only difference in the account registration of the Plan account is the name of the type of tax-advantaged retirement account. You may wish to consult with a tax adviser before terminating a tax-advantaged retirement account.

If you terminated your Plan and redeemed your shares under the Cancellation and Refund Rights described on page 16, you may not reinstate the proceeds from such a cancellation or refund at NAV until all refunded Creation and Sales Charges that were refunded in the cancellation have been deducted from the amount being replaced. The plan reinstatement privilege is separate from the partial redemption privilege described on page 14.

When you reinstate your Plan, your Plan will resume at the same monthly investment number that would have been due if you had not terminated your Plan. Your reinstated Plan will be credited for all monthly investments made to your terminated Plan. The total number of monthly investments to be made on your Plan will remain the same.

The Sponsor may, from time to time, extend the plan reinstatement privilege beyond the 90-day period on the terms described above. The extended reinstatement period will not be available unless the Sponsor has specified a time period during which the 90-day reinstatement period has been extended.

You should recognize that if you terminate your Plan you may realize a gain or loss for federal income tax purposes, but if you reinvest some or all of the proceeds in your Destiny Plan within 30 days of that termination date, you may not recognize a loss for federal income tax purposes.

17.  Taxes

For tax purposes, you will be treated as directly owning Fund shares. The Fidelity Destiny Portfolios prospectus more fully describes how the dividends and distributions that are paid to you or reinvested for you may be taxable to you. You bear the responsibility for any taxes payable with respect to any of the profits realized on sales or transfers by the Custodian or Sponsor of Fund shares or other property credited to your account in accordance with the provisions of your Plan and for any taxes levied or assessed with respect to Fund shares or the income from Fund shares. For more information, see "Tax Consequences" on page P-11 of the Fund's prospectus.

The cost basis of your shares is the amount you paid for those shares, including the Creation and Sales Charges and the cost of any reinvested distributions. If you own a Fidelity Destiny IRA and itemize your deductions, you may be able to claim a miscellaneous itemized deduction for any administrative or trustee fees incurred in connection with that IRA if those fees are billed separately or paid separately.

18.  Termination of Your Plan by the Sponsor or Custodian

Although a Plan may call for regular investments over a 10 year or 15 year period, neither the Sponsor nor the Custodian can terminate your Plan until 360 investments have been made unless the Plan is in default or unless shares of the Fund are not obtainable and a substitution is not made. See "Substitution of the Underlying Investment" on page 20. Normally, a Plan is in default if no investments have been made for six consecutive months. However, under the current policy, a Plan is not in default if one investment has been made during each six-month period of the calendar year. Although the Sponsor does not currently intend to do so, the Sponsor reserves the right to change the current default policy in the future. The default period will not start until you have been given full credit for the amount of any advance investments you have made.

After 360 investments, or if other events justify termination, the Sponsor or the Custodian may terminate your Plan with 60 days written notice by mailing you notice of termination at the address shown on your Plan account registration. The notice will request that you choose to have the Plan distributed either in cash or in Fund shares (together with the cash value of any fractional shares) after deduction for all authorized charges, fees and expenses. Upon termination, the Custodian, acting as your agent, may surrender for liquidation either all of the Fund shares credited to your Plan or sufficient Fund shares to pay all authorized deductions and leave no fractional shares. The Fund shares and any cash remaining after paying all authorized deductions will be held by the Custodian for delivery to you.

No interest will be paid by the Custodian on any cash balances. If you do not respond within 60 days after the notice of termination is mailed to you, the Custodian, at its discretion, may at any time thereafter fully discharge its obligations by mailing a check for the liquidated value of the Fund shares to you. You will then have no further rights under the Plan except that if the check is returned to the Custodian undelivered, the Custodian will continue to hold these assets for your benefit, subject only to any applicable escheatment laws. The Custodian has no obligation to pay interest on or to reinvest checks returned to it.

SUBSTITUTION OF THE UNDERLYING INVESTMENT

The Sponsor may substitute the shares of another investment medium as the underlying investment if it deems the substitution to be in the best interest of Planholders. The substituted shares shall be generally comparable in character and quality to the present Fund shares, and shall be registered with the SEC under the Securities Act of 1933. Before any substitution can be effected, the Sponsor must:

(a)  obtain an order from the SEC approving the substitution;

(b)  give written notice of the proposed substitution to the Custodian;

(c)  give a written notice of the proposed substitution to each Planholder that includes a reasonable description of the new fund shares, with the advice that, unless the Plan is surrendered within 30 days of the date of the mailing of the notice, you will be considered to have consented to the substitution and to have agreed to bear the pro rata share of expenses and taxes in connection with it; and

(d)  provide the Custodian with a signed certificate stating that proper notice under these provisions has been given to each Planholder.

If your Plan is not surrendered within 30 days from the date the notice was sent to you, the Custodian shall purchase the new shares for your Plan with any dividends or distributions which may be reinvested for your Plan. If the new shares are also to be substituted for the shares your Plan already holds, the Sponsor must arrange to have the Custodian furnished, without payment of a sales charge or fees of any kind, with new shares having an aggregate value equal to the value of the shares for which they are to be exchanged.

If Fund shares are not available for purchase for a period of 120 days or longer, and the Sponsor fails to substitute other shares, the Custodian may, but is not required to, either select another underlying investment or terminate the Plan. If the Custodian selects a substitute investment, it shall first obtain an order from the SEC approving the substitution, as specified above, and then shall notify each Planholder. If, within 30 days after mailing the required notice to you, you give your written approval of the substitution and agree to bear the pro rata share of actual expenses, including tax liability sustained by the Custodian, the Custodian may thereafter purchase the substituted shares. Your failure to give written approval of the substitution within the 30-day period shall give the Custodian the authority to terminate your Plan.

GENERAL

The terms of the Plan are set out in a Custodian Agreement, which is governed by the laws of the Commonwealth of Massachusetts. The Plan is a unit investment trust under the Investment Company Act of 1940 ("1940 Act"), and is registered with the SEC. Registration with the SEC does not imply supervision of management or investment practices or policies by the SEC. No Plan certificates are available. New Fidelity Systematic Investment Plans are no longer offered for sale.

In addition to the Plan described in this prospectus, there are currently three other series of Fidelity Systematic Investment Plans: Destiny Plans I: O (together with the Plan, the "O Plans"), Destiny Plans I: N and Destiny Plans II: N (together, the "N Plans"). A copy of separate prospectuses describing the three Plans in detail is available from your investment professional or from Fidelity Distributors Corporation. The O Plans have been closed to new investors since December 15, 1999. The N Plans have been closed to new investors since October 27, 2006.

The organization, management and investment policies of Fidelity Destiny Portfolios are fully described in the Fund's prospectus beginning on page P-1. Generally, shares of the Fund are purchased at the next NAV calculated after your investment is received in good order by the Custodian. Dividends and distributions received on Fund shares will be reinvested by the Custodian, after making authorized deductions, in additional shares of the Fund at the then-current NAV unless otherwise directed by the Sponsor or unless you direct Boston Financial to remit them to you in cash.

Commissions ranging from 41.7% to 92.4% of the total Creation and Sales Charges will be paid to authorized investment broker-dealer firms and mutual fund dealers that are members of FINRA and have executed a Destiny Selling Dealer Agreement with the Sponsor. From time to time the Sponsor may increase the commissions paid to broker-dealer firms to 100%. These broker-dealers are independent contractors. Nothing in this prospectus or in other literature or confirmations issued by the Sponsor, the Custodian or Boston Financial including the words "representative" or "commission," makes any broker-dealer a partner, employee or agent of the Sponsor, the Custodian or Boston Financial. Neither the Sponsor, the Custodian nor Boston Financial shall be liable for any acts or obligations of any dealer or investment broker.

THE CUSTODIAN

State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, is the Custodian for the Plan under a Custodian Agreement with the Sponsor and maintains custody of the Plan. Plan services are provided by the Custodian or its affiliated bookkeeping and administrative service agent, Boston Financial Data Services, Inc. (Boston Financial). Acting as your agent, the Custodian assumes the responsibility for the many administrative details of your Plan.

All correspondence should be directed to Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300 or your financial representative.

The Custodian has delegated certain administrative functions to Boston Financial, an affiliate of the Custodian. Under the delegation arrangement, the Custodian pays to Boston Financial all or a portion of the fees and charges made in the course of performing the administrative functions. Boston Financial mails to each Planholder a receipt for each investment, a statement of the number of shares held in the Plan, notices, including distribution notices and tax statements, reports to shareholders, prospectuses and proxy material.

You send your monthly Plan investments to Boston Financial. After making authorized deductions, Boston Financial applies the money to the purchase of Fund shares. Investments in the Plan purchase shares of Class O of the Fund. The Custodian holds these Fund shares in its custody, receiving dividends and distributions that, at your option, may be remitted either to you or reinvested in additional Fund shares.

The Custodian causes periodic audits to be taken of the records it maintains relating to the Plan, unless those audits are arranged for by the Sponsor, and prepares certain other reports required by law.

The Custodian has assumed only those obligations specifically imposed on it under the Custodian Agreement with the Sponsor. These obligations do not include the duties of investment ordinarily imposed upon a trustee. The Custodian has no responsibility for the choice of the underlying investment, for the investment policies and practices of the manager of the Fund or for the acts or omissions of the Sponsor.

The Custodian Agreement cannot be amended to adversely affect your rights and privileges without your written consent, nor may the Custodian resign unless a successor has been designated and has accepted the Custodianship. That successor must be a bank or trust company that has capital, surplus and undivided profits totaling at least $2,000,000. The Custodian may be changed without notice to you or your approval. The Custodian may terminate its obligation to accept new Plans for custodianship if the Sponsor fails to perform certain activities it is required to perform under the Custodian Agreement or if the Custodian terminates its custodianship on 90 days' notice after the third year of the term of the Custodian Agreement, or on 30 days' notice after the expiration of any further two-year period.

THE SPONSOR

Fidelity Distributors Corporation (Distributors or Sponsor), 100 Salem Street, Smithfield, Rhode Island 02917, is a Massachusetts corporation organized on July 18, 1960. It is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of FINRA. The Sponsor's Directors and Executive Officers are listed below:

Scott Couto, Director and President (2011 - present), is Director and President of Fidelity Investments Institutional Services Company, Inc.

Lynne Goldman, Director (2015 - present), is Director of Fidelity Investments Institutional Services Company, Inc.

Michael Lyons, Chief Financial Officer (2014 - present), is Chief Financial Officer of Fidelity Investments Institutional Services Company, Inc.

Robert F. Bachman, Executive Vice President (2015 - present).

Steven F. Schiffman, Treasurer (2010 - present), is Treasurer of FMR LLC and Treasurer of Fidelity Investments Institutional Services Company, Inc.

Eric C. Green, Assistant Treasurer (2016 - present) is Executive Vice President, Tax of FMR LLC and Assistant Treasurer of Fidelity Investments Institutional Services Company, Inc. and FMR LLC.

Peter D. Stahl, Secretary (2013 - present), is Secretary of FMR LLC and Assistant Secretary of Fidelity Investments Institutional Services Company, Inc.

Natalie Kavanaugh, Chief Legal Officer (2010 - present).

Brian C. McLain, Assistant Secretary (2013 - present).

Jason J. Linde, Chief Compliance Officer (2016 - present), is Chief Compliance Officer of Fidelity Investments Institutional Services Company, Inc.

During the twelve months ended September 30, 2016, the officers of the Sponsor received no compensation from the Sponsor for their services to the Sponsor. All officers and employees of the Sponsor are currently covered by a broker's blanket bond in the amount of $100,000,000.

The Sponsor is an affiliate of FMR, both of which are wholly-owned subsidiaries of FMR LLC. The Sponsor is principal underwriter for other Fidelity funds whose shares are offered for sale to the public and is sponsor for other unit investment trusts for accumulation of shares of certain other Fidelity funds. FMR is adviser to the funds in the Fidelity family of funds.

The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Abigail P. Johnson family, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

Ms. Abigail P. Johnson is Trustee and Chairman of the Board of Trustees of certain investment companies advised by FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc., and Strategic Advisers, Inc. Ms. Johnson serves as President (2013 - present) and Chief Executive Officer (2014 - present) of FMR LLC, President of Fidelity Financial Services (2012 - present) and President of Personal, Workplace and Institutional Services (2005 - present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011 - present), Chairman and Director of FMR (2011 - present), and the Vice Chairman and Director (2007 - present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001 - 2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001 - 2005), Senior Vice President of the Fidelity funds (2001 - 2005), and managed a number of Fidelity funds.

ILLUSTRATIONS OF HYPOTHETICAL DESTINY PLANS

DESTINY PLANS II: O
ILLUSTRATION OF A HYPOTHETICAL 15 YEAR ($50 MONTHLY) PLAN

The table below assumes an initial investment of $50 and subsequent investments of $50 per month in a Plan with income, dividends and capital gain distributions reinvested in additional shares. The illustration includes the effect of expenses paid by Class O. No adjustments have been made for any income taxes payable by investors on capital gain distributions and dividends reinvested. The table covers the period from October 2001 through September 2016, with all investments made at the end of each month.

This period was one of widely fluctuating common stock prices. The results shown are based on historical performance and should not be considered a representation of the investment results you would obtain if you started a new Plan today. Your Plan does not assure a profit or protect against a loss. When you sell your shares they may be worth more or less than you paid for them.

Investment No.	Fiscal Year Ended		Cumulative Investments	Annual Sales Charges(A)	Net Investments	Annual Custodian Fees(A)(B)	Total Shares	Total Value of Plan(C)
1 - 12	Sept-02		$600.00	$300.00	$300.00	$13.20	28.404	$238.59
13 - 24	Sept-03		1,200.00	34.32	865.68	13.20	87.113	872.87
25 - 36	Sept-04		1,800.00	34.32	1,431.36	13.20	138.923	1,532.32
37 - 48	Sept-05		2,400.00	34.32	1,997.04	13.20	189.478	2,256.68
49 - 60	Sept-06		3,000.00	34.32	2,562.72	13.20	239.556	3,092.67
61 - 72	Sept-07		3,600.00	34.32	3,128.40	13.20	299.187	4,299.31
73 - 84	Sept-08		4,200.00	34.32	3,694.08	13.20	396.367	3,793.24
85 - 96	Sept-09		4,800.00	34.32	4,259.76	13.20	479.725	4,130.43
97 - 108	Sept-10		5,400.00	34.32	4,825.44	13.20	546.072	5,187.68
109 - 120	Sept-11		6,000.00	34.32	5,391.12	13.20	599.613	5,798.25
121 - 132	Sept-12		6,600.00	34.32	5,956.80	13.20	653.583	7,869.14
133 - 144	Sept-13		7,200.00	34.32	6,522.48	13.20	704.367	10,030.19
145 - 156	Sept-14		7,800.00	34.32	7,088.16	13.20	743.934	12,297.23
157 - 168	Sept-15		8,400.00	34.32	7,653.84	13.20	915.207	12,172.26
169 - 180	Sept-16		9,000.00	34.32	8,219.52	13.20	1,012.104	14,594.54
		TOTAL	$9,000.00	$780.48	$8,219.52	$198.00		$14,594.54

NOTES:

(A)  Under the terms of this Plan, out of the initial investment of $50, $25 is deducted as a sales charge from the initial investment and from each of the next 11 investments for an annual charge of $300. Additional deductions are $1.10 for Custodian Fees from each investment for an annual charge of $13.20. Deductions from the first 12 investments therefore total $313.20 or 52.20% of the first 12 monthly investments. If all of the 15 years' investments are made, total sales charges and Custodian Fees amount to 10.87% of the total agreed investments.

(B)  Exclusive of a service charge, payable first against dividends and distributions and then, if necessary, against principal, to cover certain administrative expenses actually incurred. The amount of such charge will be determined annually by prorating the Plan's administrative costs over the total number of Plan accounts. In general, for the fiscal year ended September 30, 2016, the charge was $5.02 for Destiny Plans II: O per Plan account established on or after December 30, 1985. For Plans established prior to January 1, 1986 and after October 30, 1982, this service charge cannot exceed $10 per year. For Plans established prior to October 31, 1982, this charge cannot exceed $2 per year. See "Custodian Fees and Other Service Charges" on page 5.

(C)  Total Value is determined by reference to the Fund's fiscal year-end NAV.

DESTINY PLANS II: O
ILLUSTRATION OF A HYPOTHETICAL 15 YEAR ($250 MONTHLY) PLAN

The table below assumes an initial investment of $250 and subsequent investments of $250 per month in a Plan with income, dividends and capital gain distributions reinvested in additional shares. The illustration includes the effect of expenses paid by Class O. No adjustments have been made for any income taxes payable by investors on capital gain distributions and dividends reinvested. The table covers the period from October 2001 through September 2016, with all investments made at the end of each month.

This period was one of widely fluctuating common stock prices. The results shown are based on historical performance and should not be considered a representation of the investment results you would obtain if you started a new Plan today. Your Plan does not assure a profit or protect against a loss. When you sell your shares they may be worth more or less than you paid for them.

Investment No.	Fiscal Year Ended		Cumulative Investments	Annual Sales Charges(A)	Net Investments	Annual Custodian Fees(A)(B)	Total Shares	Total Value of Plan(C)
1 - 12	Sept-02		$3,000.00	$1,500.00	$1,500.00	$18.00	146.772	$1,232.88
13 - 24	Sept-03		6,000.00	111.48	4,388.52	18.00	451.798	4,527.02
25 - 36	Sept-04		9,000.00	111.48	7,277.04	18.00	720.982	7,952.43
37 - 48	Sept-05		12,000.00	111.48	10,165.56	18.00	983.641	11,715.16
49 - 60	Sept-06		15,000.00	111.48	13,054.08	18.00	1,243.808	16,057.56
61 - 72	Sept-07		18,000.00	111.48	15,942.60	18.00	1,553.569	22,324.79
73 - 84	Sept-08		21,000.00	111.48	18,831.12	18.00	2,058.341	19,698.33
85 - 96	Sept-09		24,000.00	111.48	21,719.64	18.00	2,491.429	21,451.20
97 - 108	Sept-10		27,000.00	111.48	24,608.16	18.00	2,836.135	26,943.29
109 - 120	Sept-11		30,000.00	111.48	27,496.68	18.00	3,114.311	30,115.39
121 - 132	Sept-12		33,000.00	111.48	30,385.20	18.00	3,394.718	40,872.40
133 - 144	Sept-13		36,000.00	111.48	33,273.72	18.00	3,658.565	52,097.97
145 - 156	Sept-14		39,000.00	111.48	36,162.24	18.00	3,864.136	63,874.17
157 - 168	Sept-15		42,000.00	111.48	39,050.76	18.00	4,753.818	63,225.79
169 - 180	Sept-16		45,000.00	111.48	41,939.28	18.00	5,257.185	75,808.61
		TOTAL	$45,000.00	$3,060.72	$41,939.28	$270.00		$75,808.61

NOTES:

(A)  Under the terms of this Plan, out of the initial investment of $250, $125 is deducted as a sales charge from the initial investment and from each of the next 11 investments for an annual charge of $1,500. Additional deductions are $1.50 for Custodian Fees from each investment for an annual charge of $18.00. Deductions from the first 12 investments therefore total $1,518.00 or 50.60% of the first 12 monthly investments. If all of the 15 years' investments are made, total sales charges and Custodian Fees amount to 7.4% of the total agreed investments.

(B)  Exclusive of a service charge, payable first against dividends and distributions and then, if necessary, against principal, to cover certain administrative expenses actually incurred. The amount of such charge will be determined annually by prorating the Plan's administrative costs over the total number of Plan accounts. In general, for the fiscal year ended September 30, 2016, the charge was $5.02 for Destiny Plans II: O per Plan account established on or after December 30, 1985. For Plans established prior to January 1, 1986 and after October 30, 1982, this service charge cannot exceed $10 per year. For Plans established prior to October 31, 1982, this charge cannot exceed $2 per year. See "Custodian Fees and Other Service Charges" on page 5.

(C)  Total Value is determined by reference to the Fund's fiscal year-end NAV.

DESTINY PLANS II: O
ILLUSTRATION OF A HYPOTHETICAL 10 YEAR ($50 MONTHLY) PLAN

The table below assumes an initial investment of $50 and subsequent investments of $50 per month in a Plan with income, dividends and capital gain distributions reinvested in additional shares. The illustration includes the effect of expenses paid by Class O. No adjustments have been made for any income taxes payable by investors on capital gain distributions and dividends reinvested. The table covers the period from October 2006 through September 2016, with all investments made at the end of each month.

This period was one of widely fluctuating common stock prices. The results shown are based on historical performance and should not be considered a representation of the investment results you would obtain if you started a new Plan today. Your Plan does not assure a profit or protect against a loss. When you sell your shares they may be worth more or less than you paid for them.

Investment No.	Fiscal Year Ended		Cumulative Investments	Annual Sales Charges(A)	Net Investments	Annual Custodian Fees(A)(B)	Total Shares	Total Value of Plan(C)
1 - 12	Sept-07		$600.00	$300.00	$300.00	$13.20	21.873	$314.31
13 - 24	Sept-08		1,200.00	21.60	878.40	13.20	74.565	713.58
25 - 36	Sept-09		1,800.00	21.60	1,456.80	13.20	155.191	1,336.19
37 - 48	Sept-10		2,400.00	21.60	2,035.20	13.20	220.112	2,091.06
49 - 60	Sept-11		3,000.00	21.60	2,613.60	13.20	273.100	2,640.88
61 - 72	Sept-12		3,600.00	21.60	3,192.00	13.20	325.943	3,924.36
73 - 84	Sept-13		4,200.00	21.60	3,770.40	13.20	373.984	5,325.54
85 - 96	Sept-14		4,800.00	21.60	4,349.80	13.20	412.235	6,814.24
97 - 108	Sept-15		5,400.00	21.60	4,927.20	13.20	525.092	6,983.73
109 - 120	Sept-16		6,000.00	21.60	5,505.60	13.20	599.226	8,640.84
		TOTAL	$6,000.00	$494.40	$5,505.60	$132.00		$8,640.84

NOTES:

(A)  Under the terms of this Plan, out of the initial investment of $50, $25 is deducted as a sales charge from the initial investment and from each of the next 11 investments for an annual charge of $300. Additional deductions are $1.10 for Custodian Fees from each investment for an annual charge of $13.20. Deductions from the first 12 investments therefore total $313.20 or 52.20% of the first 12 monthly investments. If all of the 10 years' investments are made, total sales charges and Custodian Fees amount to 10.44% of the total agreed investments.

(B)  Exclusive of a service charge, payable first against dividends and distributions and then, if necessary, against principal, to cover certain administrative expenses actually incurred. The amount of such charge will be determined annually by prorating each Plan's administrative costs over the total number of Plan accounts. In general, for the fiscal year ended September 30, 2016, the charge was $5.02 for Destiny Plans II: O per Plan account established on or after December 30, 1985. For Plans established prior to January 1, 1986 and after October 30, 1982, this service charge cannot exceed $10 per year. For Plans established prior to October 31, 1982, this charge cannot exceed $2 per year. See "Custodian Fees and Other Service Charges" on page 5.

(C)  Total Value is determined by reference to the Fund's fiscal year-end NAV.

DESTINY PLANS II: O
ILLUSTRATION OF A HYPOTHETICAL 10 YEAR ($250 MONTHLY) PLAN

The table below assumes an initial investment of $250 and subsequent investments of $250 per month in a Plan with income, dividends and capital gain distributions reinvested in additional shares. The illustration includes the effect of expenses paid by Class O. No adjustments have been made for any income taxes payable by investors on capital gain distributions and dividends reinvested. The table covers the period from October 2006 through September 2016, with all investments made at the end of each month.

This period was one of widely fluctuating common stock prices. The results shown are based on historical performance and should not be considered a representation of the investment results you would obtain if you started a new Plan today. Your Plan does not assure a profit or protect against a loss. When you sell your shares they may be worth more or less than you paid for them.

Investment No.	Fiscal Year Ended		Cumulative Investments	Annual Sales Charges(A)	Net Investments	Annual Custodian Fees(A)(B)	Total Shares	Total Value of Plan(C)
1 - 12	Sept-07		$3,000.00	$1,500.00	$1,500.00	$18.00	113.025	$1,624.17
13 - 24	Sept-08		6,000.00	60.00	4,440.00	18.00	385.424	3,688.51
25 - 36	Sept-09		9,000.00	60.00	7,380.00	18.00	802.250	6,907.37
37 - 48	Sept-10		12,000.00	60.00	10,320.00	18.00	1,137.881	10,809.87
49 - 60	Sept-11		15,000.00	60.00	13,260.00	18.00	1,411.822	13,652.32
61 - 72	Sept-12		18,000.00	60.00	16,200.00	18.00	1,685.013	20,287.56
73 - 84	Sept-13		21,000.00	60.00	19,140.00	18.00	1,933.378	27,531.30
85 - 96	Sept-14		24,000.00	60.00	22,080.00	18.00	2,131.125	35,227.49
97 - 108	Sept-15		27,000.00	60.00	25,020.00	18.00	2,714.571	36,103.79
109 - 120	Sept-16		30,000.00	60.00	27,960.00	18.00	3,097.825	44,670.64
		TOTAL	$30,000.00	$2,040.00	$27,960.00	$180.00		$44,670.64

NOTES:

(A)  Under the terms of this Plan, out of the initial investment of $250, $125 is deducted as a sales charge from the initial investment and from each of the next 11 investments for an annual charge of $1,500. Additional deductions are $1.50 for Custodian Fees from each investment for an annual charge of $18.00. Deductions from the first 12 investments therefore total $1,518.00 or 50.6% of the first 12 monthly investments. If all of the 10 years' investments are made, total sales charges and Custodian Fees amount to 7.4% of the total agreed investments.

(B)  Exclusive of a service charge, payable first against dividends and distributions and then, if necessary, against principal, to cover certain administrative expenses actually incurred. The amount of such charge will be determined annually by prorating each Plan's administrative costs over the total number of Plan accounts. In general, for the fiscal year ended September 30, 2016, the charge was $5.02 for Destiny Plans II: O per Plan account established on or after December 30, 1985. For Plans established prior to January 1, 1986 and after October 30, 1982, this service charge cannot exceed $10 per year. For Plans established prior to October 31, 1982, this charge cannot exceed $2 per year. See "Custodian Fees and Other Service Charges" on page 5.

(C)  Total Value is determined by reference to the Fund's fiscal year-end NAV.

GLOSSARY

Completed Plan: A Plan is complete once the Face Amount of the Plan has been invested.

Contractual Plan: A type of capital accumulation plan in which the investor makes a firm commitment to invest a specific amount of money in a fund during a specified time period.

Current Plan: A plan in which there are at least as many investments recorded as there are months elapsed since establishment of the plan. A Completed Plan that has not been redeemed is a Current Plan. Tax-advantaged retirement plans are Current Plans.

Dollar-Cost Averaging: A system of buying fixed dollar amounts of securities at regular intervals, regardless of the price of the shares. This method may result in an average cost that is lower than the average price at which the securities were purchased because an investment of a fixed dollar amount buys more shares when the share price is low and fewer shares when the share price is high.

Face Amount: The total dollar amount of investments needed to complete a particular plan. For example, a $300 per month, 15 year plan would have a Face Amount of $54,000.

Face Change: Increasing or decreasing the dollar amount needed to complete a particular plan is known as a Face Change.

Mutual Fund: An investment company that pools capital from shareholders and invests in stocks, bonds, options, or other securities. Mutual funds offer investors the advantages of diversification and professional management.

Rights of Accumulation: The right to reduce the Creation and Sales Charges paid on two or more Plans based on the total Face Amount of the Plans.

Systematic Investment Plan or Periodic Payment Plan: An investment program in which an investor invests a specified amount of money in a fund at regular intervals. A Contractual Plan is a special type of systematic investment plan.

Unit Investment Trust (UIT): An investment company that has its own portfolio of securities in which it invests. It sells interests in this portfolio in the form of redeemable securities. Unit investment trusts are organized under a trust indenture or custodian agreement, not a corporate charter.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors of Fidelity Distributors Corporation and Planholders under Fidelity Systematic Investment Plans: Destiny Plans II: O:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Systematic Investment Plans: Destiny Plans II: O (the "Plan") at September 30, 2016, the results of its operations and the changes in its net assets for each of the three years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the transfer agent of the underlying Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 22, 2016

Fidelity Systematic Investment Plans: Destiny Plans II: O
Financial Statements

Statement of Assets and Liabilities
September 30, 2016

Assets:
Securities of investment company:
165,616,878 Class O shares of Fidelity Advisor Capital Development Fund held for investors, valued at net asset value of $14.42 per share (Note 1) (average cost $1,984,935,170)		$2,388,195,374
Cash		21,912
Receivable for Class O Fidelity Advisor Capital Development Fund shares sold		752,708
Total assets		$2,388,969,994
Liabilities:
Payable for Class O Fidelity Advisor Capital Development Fund shares purchased	$7,472
Payable to Planholders for Class O Fidelity Advisor Capital Development Fund shares sold	752,708
Payable to custodian, sponsor and broker/dealers (Note 4)	1,152,253
Total liabilities		1,912,433
Net Assets (Note 2) (equivalent to $14.41 per share)		$2,387,057,561

Statements of Operations

	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Investment Income:
Distributions received on Class O shares of Fidelity Advisor Capital Development Fund from net investment income	$35,552,142	$32,844,826	$15,944,743
Expenses (Note 4):
Account Fees	1,121,164	1,189,426	1,274,944
Annual Service Charge	345,366	368,631	387,646
Total expenses	1,466,530	1,558,057	1,662,590
Net investment income/(loss)	34,085,612	31,286,769	14,282,153
Realized and Unrealized Gain/(Loss) on Investments:
Complete and partial investment liquidations:
Proceeds received	196,555,929	246,946,471	295,920,315
Cost of Class O shares of Fidelity Advisor Capital Development Fund	(174,909,883)	(196,665,603)	(217,526,569)
Net realized gain/(loss) on investment liquidations	21,646,046	50,280,868	78,393,746
Net change in unrealized appreciation (depreciation)	169,324,482	(546,856,690)	301,967,773
Net realized and unrealized gain/(loss) on investments	190,970,528	(496,575,822)	380,361,519
Distributions received on Class O shares of Fidelity Advisor Capital Development Fund from net realized gains on investments	95,525,620	349,628,551	0
Net increase/(decrease) in net assets resulting from operations	$320,581,760	$(115,660,502)	$394,643,672

The accompanying notes are an integral part of the financial statements.

Destiny Plans II: O - Financial Statements - continued

Statements of Changes in Net Assets Invested in Class O Shares of Fidelity Advisor Capital Development Fund

	Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014
	Amount	Shares	Amount	Shares	Amount	Shares
Net assets at beginning of period	$2,236,371,686	168,238,338	$2,574,121,907	155,801,123	$2,436,473,564	171,196,313
Additions during period:
From investor payments	30,068,443		34,151,878		39,606,476
Less: Creation and Sales Charges (Note 4)	(495,419)		(570,504)		(671,111)
Custodian Fees (Note 4)	(158,214)		(180,279)		(207,116)
Balance invested in Class O shares of Fidelity Advisor Capital Development Fund	29,414,810	2,203,907	33,401,095	2,243,345	38,728,249	2,516,286
Net investment income (loss)	34,085,612		31,286,769		14,282,153
Distributions received on Class O shares of Fidelity Advisor Capital Development Fund from net realized gains on investments	95,525,620		349,628,551		0
Less: Cash distributions to investors	(3,221,234)		(9,061,164)		(368,056)
Balance reinvested/(divested) in Class O shares of Fidelity Advisor Capital Development Fund	126,389,998	9,768,574	371,854,156	26,707,212	13,914,097	973,446
Net realized gain/(loss) on investment liquidations	21,646,046		50,280,868		78,393,746
Net change in unrealized appreciation (depreciation)	169,324,482		(546,856,690)		301,967,773
Total	2,583,147,022	180,210,819	2,482,801,336	184,751,680	2,869,477,429	174,686,045
Deductions during period:
Redemptions and cancellations of Class O shares of Fidelity Advisor Capital Development Fund paid to investors	(196,089,461)	(14,593,941)	(246,429,650)	(16,513,342)	(295,355,522)	(18,884,922)
Net assets at end of period	$2,387,057,561	165,616,878	$2,236,371,686	168,238,338	$2,574,121,907	155,801,123

Destiny Plans II: O - Financial Highlights

	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Selected Per-Share Data (Note 1)
Net asset value, beginning of period	$13.29	$16.52	$14.23	$12.03	$9.66
Income (loss) from Investment Operations:
Net investment income (loss)A	0.20	0.18	0.09	0.13	0.06
Net realized and unrealized gain (loss)	1.71	(0.92)	2.30	2.20	2.38
Total from Investment Operations	1.91	(0.74)	2.39	2.33	2.44
Less Distributions from:
Net investment income	(0.21)	(0.21)	(0.10)	(0.13)	(0.06)
Net realized gains	(0.58)	(2.28)	0.00	0.00	(0.01)
Total Distributions	(0.79)	(2.49)	(0.10)	(0.13)	(0.07)
Net asset value, end of period	$14.41	$13.29	$16.52	$14.23	$12.03
Total Return	15.02%	(5.17)%	16.84%	19.64%	25.40%
Ratios to Average Net Assets
ExpensesB	0.06%	0.06%	0.06%	0.08%	0.08%
Net investment income (loss)	1.49%	1.23%	0.56%	1.00%	0.52%

A  Calculated based on average shares outstanding during the period.

B  Expenses of the underlying Fund are not included in the Plan's expense ratio.
The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. Significant Accounting Policies: The Plan is a unit investment trust registered under the Investment Company Act of 1940, as amended, with the Securities and Exchange Commission, investing only in Class O shares of Fidelity Advisor Capital Development Fund (the "Fund"). Accordingly, the financial statements of the Fund, not included in this report, should be read in conjunction with the Plan's financial statements. The semi-annual and annual financial statements of the Fund are distributed to Planholders. Destiny Plans II: O is for the accumulation of Class O shares of the Fund. Destiny Plans II: O was closed to new investors on December 15, 1999.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for unit investment trusts which permit management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. These financial statements present an aggregate view of the individual Planholders' results of operations and financial position and accordingly, the reported net asset value per share and selected financial highlights may differ significantly from the Planholders' actual results due primarily to the timing of entry in the Plan and the varying face amounts of the Planholders' certificates. Events or transactions occurring after period end through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Plan:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Plan categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels shown below.

Level 1 - Quoted prices in active markets for identical investments

Level 2 - Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - Unobservable inputs (including the Plan's own assumptions based on the best information available)

Valuation techniques used to value the Plan's investments by major category are as follows. Investments in the underlying Fund are valued at its closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Expenses. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal Income Taxes. No provisions are made for federal income taxes. All income dividends and capital gain distributions received by Planholders are treated as if received directly from the underlying Fund. A Planholder will not realize any gain or loss upon withdrawal from the Plan when transferring to an account for direct ownership of the underlying Fund shares. Any liquidation by a Planholder of the Plan will be treated as if the underlying Fund shares were sold.

The Plan is subject to the provisions of ASC 740 Income Taxes. ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. ASC 740 does not result in any unrecognized tax benefits in the accompanying financial statements.

Transaction Dates. Fund share transactions are recorded on the trade date. Dividend income and capital gain distributions are recorded on the ex-dividend date.

Cost Method. The investment in Class O shares of the Fund at cost is based on average cost.

Notes to Financial Statements - continued

2. Plan Assets

Destiny Plans II: O assets consisted of the following at September 30, 2016:

Systematic Investment Plans
Net payments received from investors on outstanding Plans	$949,785,526
Deduct:
Creation and Sales Charges	(32,627,202)
Custodian Fees	(4,794,994)
Total deductions	(37,422,196)
Net payments invested in Class O shares of Fidelity Advisor Capital Development Fund	912,363,330
Add:
Distributions from net investment income reinvested	185,264,842
Distributions from realized gains reinvested	887,321,438
Unrealized appreciation/(depreciation) in Class O shares of Fidelity Advisor Capital Development Fund held at September 30, 2016	403,260,204
Deduct:
Fees payable	(1,152,253)
Net assets	$2,387,057,561

3. Investment Transactions

Purchases and sales of investments for the year ended September 30, 2016 were $156,860,461 and $178,318,024, respectively.

4. Expenses, Deductions and Transactions with Affiliates:

Creation and Sales Charges and Custodian Fees

The Sponsor received Creation and Sales Charges from investments into the Plan. A portion of these sales charges were reallowed to financial intermediaries. Fidelity Distributors Corporation retained approximately $273,000, $323,000, and $348,000, as its portion of the Creation and Sales Charges on sales of Destiny Plans II: O during the years ended September 30, 2016, 2015, and 2014, respectively.

Creation and Sales Charges are also assessed on any changes in the face amount of a Plan. These Creation and Sales Charges may be paid by liquidating shares of the Plan and are included within the redemption proceeds reflected within the financial statements. For the years ended September 30, 2016, 2015, and 2014, the charges were $0, $0, and $0, for Destiny Plans II: O, respectively.

Under the terms of a Custodian Agreement, investments into the Plan are charged certain fees based upon the amount, nature and date that an account is established.

Annual Service Charge

The Custodian deducts an annual service charge from dividends and distributions, and if necessary, from principal as reimbursement for administrative expenses. The amount of such charge is determined by prorating the Plan's annual administrative costs over the total number of Plan accounts. For the years ended September 30, 2016, 2015, and 2014, the charge was $5.02, $5.04, and $5.02, respectively, for Destiny Plans II: O per Plan account established on or after December 30, 1985. Subsequent to December 30, 1985, this charge is subject to increases by the Sponsor, in the aggregate not to exceed increases in the Consumer Price Index. For Plans established prior to December 29, 1985 and after October 30, 1982, this service charge cannot exceed $10 per year. For Plans established prior to October 31, 1982, this charge cannot exceed $2 per year.

Notes to Financial Statements - continued

Account Fees

The Plan was charged additional account fees for certain services provided by the Custodian as described below. The Custodian deducts these fees from the Planholder's account. The fees may be paid out of principal from the proceeds of the sale of Fund shares in the Planholder's account. With respect to the Completed Plan Fee and the Inactive Account Fee, the fees are paid first from dividends and distributions.

Completed Plan and Inactive Account Fees: An annual fee of $12 is charged if Planholders completed their Plan but did not elect to hold Class O shares of the Fund directly or did not complete their Plan and the Plan is not current. For the years ended September 30, 2016, 2015, and 2014, account fees of $672,718, $693,868, and $739,040 were charged to Planholders of Destiny Plans II: O, respectively.

Fidelity Destiny IRA Maintenance Fee: If a Planholder has a Fidelity Destiny IRA, the Planholder is charged an annual $10 maintenance fee. For the years ended September 30, 2016, 2015, and 2014, account fees of $448,446, $495,558, and $535,904 were charged to Planholders of Destiny Plans II: O, respectively.

Fund Transactions

As more fully described in the financial statements of the underlying Fund, affiliates of the Sponsor earn fees for services provided to the Fund.

5. Other Matters

Effective October 27, 2006, the Military Personnel Financial Services Protection Act (the "Act") prohibits the issuance or sale of new periodic payment plans, such as the Destiny Plans. The Act does not alter, invalidate, or otherwise affect any rights or obligations, including rights of redemption, of existing Planholders.

The Plan does not invest in Fidelity Advisor Capital Development Fund for the purpose of exercising management or control; however, investments by the Plan within its principal investment strategies may represent a significant portion of Fidelity Advisor Capital Development Fund's net assets. For the year ended September 30, 2016, the Plan was the owner of record of 84% of the total net assets of Fidelity Advisor Capital Development Fund.

FIDELITY DISTRIBUTORS CORPORATION
(SEC I.D.No. 8-08775)

STATEMENT OF FINANCIAL CONDITION
AS OF DECEMBER 31, 2015
AND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

*******

Filed pursuant to Rule 17a-5(e)(3)
under the Securities Exchange Act of 1934
as a PUBLIC DOCUMENT.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Management of Fidelity Distributors Corporation:

In our opinion, the accompanying statement of financial condition presents fairly, in all material respects, the financial position of Fidelity Distributors Corporation (the "Company") at December 31, 2015 in conformity with accounting principles generally accepted in the United States of America. This Statement of Financial Condition is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

February 26, 2016

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017
T: (646) 471 3000, F: (646) 471 8320, www.pwc.com/us

FIDELITY DISTRIBUTORS CORPORATION

STATEMENT OF FINANCIAL CONDITION
AS OF DECEMBER 31, 2015
(Dollars in thousands, except share data)

ASSETS
Cash	$296
Securities owned - at fair value	107,948
Receivables:
Brokers and dealers	174,240
Mutual funds	462,208
Total receivables	636,448
Deferred dealer concessions, net	11,535
Other assets	252
Total assets	$756,479
LIABILITIES
Payables:
Brokers and dealers	$503,840
Mutual funds	174,223
Total liabilities	678,063
COMMITMENTS AND CONTINGENCIES
STOCKHOLDER'S EQUITY
Preferred stock, 5% non cumulative, $100 par value; authorized 5,000 shares; 4,750 shares issued and outstanding	475
Common stock, $1 par value; authorized 1,000,000 shares; 1,061 shares issued and outstanding	1
Additional paid-in capital	93,500
Retained earnings	80,949
Total stockholder's equity	174,925
Less: Net receivable from Parent	(96,509)
Total stockholder's equity, net	78,416
Total liabilities and stockholder's equity, net	$756,479

The accompanying notes are an integral part of the statement of financial condition.

FIDELITY DISTRIBUTORS CORPORATION

NOTES TO STATEMENT OF FINANCIAL CONDITION
(Dollars in thousands)

1.  Organization:

Fidelity Distributors Corporation (the "Company") is a registered broker-dealer with the Securities and Exchange Commission and a member of the Financial Industry Regulatory Authority. The Company is a wholly owned subsidiary of FMR LLC (the "Parent"). The Company is the principal underwriter and distributor of the Fidelity mutual funds. The Fidelity mutual funds are managed by Fidelity Management & Research Company ("FMR Co."), a wholly owned subsidiary of FMR LLC, and other affiliated companies. FMR Co. is a registered investment advisor under the Securities and Exchange Commission Investment Advisers Act of 1940. The Company is also the sponsor of the Fidelity Destiny Plans.

The Company generates all of its marketing and distribution services revenue by providing services to FMR Co. and other affiliated companies. Fees for such services are based on costs incurred plus a mark-up as agreed upon between the parties. The Company also earns marketing and distribution services revenue based on a percentage of the average daily net assets of the funds managed by affiliated companies. The Company's mutual fund distribution fees are generated from Fidelity mutual funds. This revenue is also based on a percentage of the average net assets in those funds. As a result, the Company's revenues may fluctuate based on the performance of financial markets.

2.  Summary of Significant Accounting Policies:

Basis of Presentation and Use of Estimates

The preparation of the statement of financial condition in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, including fair value measurements, and the disclosure of contingent assets and liabilities. Actual results could differ from the estimates included in the statement of financial condition.

Cash

For the purposes of reporting cash flows and amounts in the statement of financial condition, the Company defines cash as cash on hand, demand deposits, and time deposits with original maturities less than 60 days. The Company's policy is to invest excess cash into money market funds which are classified as securities owned at fair value in the statement of financial condition.

Receivables from and Payables to Brokers and Dealers and Mutual Funds

Receivables from brokers and dealers and receivables from mutual funds include mutual fund purchase and redemption trades, measured at transaction value, that are unsettled at December 31, 2015. The receivables from brokers and dealers include $11,523 receivable from an affiliate. The receivables from mutual funds of $462,208 are from mutual fund companies managed by affiliates.

Payables to brokers and dealers and payables to mutual funds include mutual fund purchase and redemption trades, measured at transaction value, that are unsettled at December 31, 2015. The payables to brokers and dealers include $14,825 payable to an affiliate. The payables to mutual funds of $174,223 are to mutual fund companies managed by affiliates.

Fair Value Measurements

The Company categorizes the financial assets and liabilities carried at fair value in its statement of financial condition based upon a three-level valuation hierarchy. The hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable valuation inputs (Level 3). If the inputs used to measure a financial asset or liability cross different levels of the hierarchy, categorization is based on the lowest level input that is significant to the fair value measurement. Management's assessment of the significance of a particular input to the overall fair value measurement of a financial asset or liability requires judgment, and considers factors specific to the asset or liability. The three levels are described below:

•  Level 1 - Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets and liabilities in an active market.

•  Level 2 - Financial assets and liabilities whose values are based on quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

•  Level 3 - Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable in the market and significant to the overall fair value measurement. These inputs reflect management's judgment about the assumptions that a market participant would use in pricing the asset or liability, and are based on the best available information, some of which is internally developed.

FIDELITY DISTRIBUTORS CORPORATION

NOTES TO STATEMENT OF FINANCIAL CONDITION
(Dollars in thousands)

2.  Summary of Significant Accounting Policies, continued:

Financial Assets and Liabilities Not Carried at Fair Value

Certain financial assets and liabilities that are not carried at fair value in the statement of financial condition are carried at amounts that approximate fair value due to their short-term nature and generally negligible credit risk. These financial assets and liabilities are classified within Level 1 of the fair value hierarchy and include cash, receivables from brokers and dealers, receivables from mutual funds, net receivable from Parent, payables to brokers and dealers and payables to mutual funds.

Deferred Dealer Concessions

Deferred dealer concessions include sales commissions paid to financial intermediaries in connection with the sale of certain Fidelity mutual funds which are deferred and amortized on a straight-line basis, generally over a twelve month period.

As of December 31, 2015, deferred dealer concessions of $11,535 are reported net of accumulated amortization of $61,834 in the statement of financial condition.

Management evaluates deferred dealer concessions for impairment when events or changes in circumstances indicate that the respective carrying value may not be recoverable. When the carrying value of deferred dealer concessions exceeds the sum of the expected undiscounted cash flows from their use, the carrying value is reduced to fair value. The Company did not record an impairment in 2015.

Income Taxes

The Parent is subject to flow-through tax treatment under Subchapter S of the Internal Revenue Code which generally allows taxable income, deductions and credits to flow directly to its shareholders. The Company is also subject to taxation under the Subchapter S rules. The Company is not subject to any Federal income taxes.

The Company is subject to tax in certain state and local jurisdictions. The Parent allocates to the Company a direct intercompany charge equivalent to state and local taxes due on income as if it were filing a tax return on a separate return basis. Deferred income taxes are allocated to the Company by the Parent as a direct charge and arise from the differences in the timing of recognition of revenue and expense for tax and financial reporting purposes. This amount has been offset with the receivable from Parent in the statement of financial condition.

The Company applies a more-likely-than-not recognition threshold for all tax uncertainties as the Company is permitted to recognize only those tax benefits that have a greater than 50% likelihood of being sustained upon examination by the relevant taxing authorities.

3.  Securities Owned - Fair Value:

Securities owned consist of shares held in a Fidelity money market mutual fund. Securities owned are measured at fair value on a recurring basis. The fair value of securities owned is determined using published net asset values. At December 31, 2015, all of the Company's securities owned measured at fair value are classified as Level 1 within the fair value hierarchy. There were no transfers into or out of Level 1 in the fair value hierarchy during the year.

4.  Commitments and Contingencies:

In the normal course of business, the Company has been named as a defendant in several legal actions and lawsuits and is subject to regulatory inquiries. The Company reviews such matters on a case by case basis and records reserves if a loss is probable and the amount of the loss can be reasonably estimated. While the outcome of litigation is inherently uncertain, it is the opinion of management, after consultation with legal counsel, that the resolution of such actions will not have a material adverse effect on the Company's statement of financial condition.

5.  Charge Equivalent to Taxes on Income:

At December 31, 2015, the Company's net deferred tax liability was $101 and is included in the net receivable from Parent. The primary source of temporary differences which comprise the net deferred tax liability is dealer concessions.

The Company files income tax returns both as part of the Parent's U.S. federal and state income tax return filings as well as on a separate company basis. With limited exceptions, the Parent's returns that include the Company's activity are no longer subject to federal tax examinations for years before 2010 or state and local examinations for years before 2003.

FIDELITY DISTRIBUTORS CORPORATION

NOTES TO STATEMENT OF FINANCIAL CONDITION
(Dollars in thousands)

6.  Net Capital Requirement:

The Company is subject to the Securities and Exchange Commission's Uniform Net Capital Rule 15c3-1 (the "Rule"). The Company has elected to utilize the alternative method permitted by the Rule which requires that minimum net capital, as defined, be the greater of $250 or 2% of aggregate debit items arising from customer transactions. At December 31, 2015, the Company had net capital of $29,218 of which $28,968 was in excess of its required net capital of $250.

The Company does not carry securities accounts for customers or perform custodial functions relating to customer securities. As such, the Company claims an exemption from the Securities and Exchange Commission's Customer Protection Rule 15c3-3 under the Securities Exchange Act of 1934, pursuant to the (k)(1) provision.

7.  Transactions with Affiliated Companies:

All intercompany transactions with the Parent and affiliated companies are charged or credited through an intercompany account with the Parent and may not be the same as those which would otherwise exist or result from agreements and transactions among unaffiliated third parties. The Company generally receives credit for the collection of its receivables and is charged for the settlement of its liabilities through its intercompany account with the Parent. Under a master netting agreement with the Parent, the Company may offset assets and liabilities which will ultimately be settled by the Parent on behalf of the Company against the Company's receivable from the Parent. In accordance with the agreement, net liabilities of approximately $251 have been offset against the receivable from the Parent. The Company settles the receivable from the Parent periodically through a non-cash dividend, and as such, this receivable is presented as a component of stockholder's equity on the statement of financial condition.

8.  Concentration of Credit Risk:

The Company is engaged in various mutual fund brokerage activities in which counterparties primarily include brokers, dealers and other financial institutions. In the event counterparties do not fulfill their obligations, the Company may be exposed to risk.

9.  Subsequent Events:

The Company has performed an evaluation of events that have occurred subsequent to December 31, 2015 and through February 26, 2016 (the date of this report). There have been no material subsequent events that occurred during such period that would require disclosure in this report, or would be required to be recognized in the statement of financial condition as of December 31, 2015.

Fidelity® Destiny® Portfolios

Fidelity Advisor® Capital Development Fund
Class/Ticker

O/FDETX

Shares of Class O of the fund are available to the general public only through the Fidelity® Systematic Investment Plans: Destiny® Plans II: O (Destiny® Plan), a unit investment trust. Details of the Destiny® Plan, including the Creation and Sales Charges and the Custodian Fees, are discussed in the prospectus for the Destiny® Plan. On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (Act), which, among other things, prohibits the issuance or sale of new periodic payment plans, such as the Destiny® Plan, effective October 27, 2006. The Act does not alter, invalidate, or otherwise affect any rights or obligations, including rights of redemption, of existing Planholders.

Prospectus

November 29, 2016

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents
Fund Summary	Fidelity Advisor® Capital Development Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares
Account Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund/Class:
Fidelity Advisor® Capital Development Fund/O

Investment Objective

The fund seeks capital growth.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund, but does not reflect the Destiny® Plan Creation and Sales Charges and Custodian Fees.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.55%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.04%
Total annual operating expenses	0.59%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$60
3 years	$189
5 years	$329
10 years	$738

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing primarily in common stocks.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both.
  Using fundamental analysis of factors such as each issuer's financial condition and industry position, as well as market and economic conditions, to select investments.

Principal Investment Risks
  Stock Market Volatility.  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the Additional Index Information section of the prospectus. The information also illustrates the performance of the Destiny® Plan. Returns for the fund do not include the effect of the Destiny® Plan Creation and Sales Charges and Custodian Fees. Returns for the fund would be lower if the effect of the Destiny® Plan Creation and Sales Charges and Custodian Fees were included. The returns for the Destiny® Plan do include the effect of the Destiny® Plan Creation and Sales Charges and Custodian Fees. Past performance (before and after taxes) is not an indication of future performance.

Visit institutional.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	18.76%	September 30, 2009
Lowest Quarter Return	(25.83)%	December 31, 2008
Year-to-Date Return	9.16%	September 30, 2016

Average Annual Returns - Fund

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class O
Return Before Taxes	(2.69)%	9.63%	6.23%
Return After Taxes on Distributions	(4.01)%	8.44%	5.10%
Return After Taxes on Distributions and Sale of Fund Shares	(0.46)%	7.63%	4.90%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	1.38%	12.57%	7.31%

Average Annual Returns - Plan

The returns in the following table include the effect of the Destiny® Plan Creation and Sales Charges and Custodian Fees for a $50/month, 15 year Destiny® Plan. The returns assume an initial $600 lump sum investment at the beginning of each period shown, with no subsequent Destiny® Plan investments in that year. Because the returns assume yearly lump sum investments, they do not reflect what investors would have earned if they had made only regular monthly investments over the period.

For the periods ended December 31, 2015	Past 1 year	Past 5 years	Past 10 years	Past 15 years
Destiny Plans II: O	(53.48)%	5.68%	4.84%	3.61%

Investment Adviser

Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Matthew Fruhan (portfolio manager) has managed the fund since December 2013.

Purchase and Sale of Shares

The fund has an agreement with Fidelity Distributors Corporation (FDC) under which the fund issues shares at net asset value per share (NAV) to State Street Bank and Trust Company (State Street) as Custodian for the Destiny® Plan. Generally, State Street will hold all shares unless a Planholder elects to hold fund shares directly after completing, terminating, or partially redeeming the Destiny® Plan. The terms of the offering of the Destiny® Plan are contained in the Destiny® Plan's prospectus. The fund will offer Class O shares to the general public only through the Destiny® Plan. The fund also offers Class O shares to a particular retirement plan.

You may buy or sell Class O shares through a retirement account or sell Class O shares through an investment professional. You may buy or sell shares in various ways:

Phone

To reach a Fidelity representative:

Nationally (toll-free) 1-877-208-0098

In Alaska or Overseas (call collect) 1-617-330-3183

Mail

Redemptions: Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

The price to buy one share is its NAV. Shares will be bought at the NAV next calculated after an order is received in proper form.

The following discussion relates only to those investors who hold shares directly. The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for Class O shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Fidelity Advisor® Capital Development Fund seeks capital growth.

Principal Investment Strategies

The Adviser normally invests the fund's assets primarily in common stocks.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

The Adviser is not constrained by any particular investment style. At any given time, the Adviser may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, the Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

In addition to the principal investment strategies discussed above, the Adviser may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

The Adviser may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

Fidelity Advisor® Capital Development Fund seeks capital growth.

Valuing Shares

The fund is open for business each day the NYSE is open.

NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Ways to Invest

You may buy or sell Class O shares through a retirement account or sell Class O shares through an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging Class O shares and the account features and policies may differ. Additional fees may also apply to your investment in Class O shares, including a transaction fee if you sell Class O shares through a broker or other investment professional.

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

Transactions initiated by Destiny® Plans will not count toward the fund's roundtrip limits and are exempt from the fund's excessive trade monitoring policy.

The following transactions are exempt from the fund's excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, the fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

The fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Transactions of an adviser will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the fund's excessive trading policy).

A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give the Adviser sufficient information to permit the Adviser to identify the individual accounts in the wrap program.

Other Information about the Excessive Trading Policy

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

Price to Buy

The price to buy one share is its NAV. Class O shares are sold to the Destiny® Plan without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The following discussion relates only to those investors who hold shares of the fund directly.

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a Class O shareholder, you have the privilege of exchanging shares for shares of other Fidelity® funds, including Class A or Class I of Fidelity® funds that offer Advisor classes of shares. The exchange privilege is available only to those investors who hold shares directly.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following shareholder services are applicable only to those investors who hold shares of the fund directly.

Wire: electronic money movement through the Federal Reserve wire system

  To transfer money between a bank account and your fund account.

Automatic Transactions: periodic (automatic) transactions

  To move money to Class A of a Fidelity® fund that offers Advisor classes of shares.
  To set up periodic redemptions from your Class O account to you or to your bank checking account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semiannual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-877-208-0098. We will begin sending individual copies to you within 30 days of receiving your call.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number (TIN) is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold an amount subject to the applicable backup withholding rate from your taxable distributions and redemptions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV minus, if applicable, any short-term redemption fee, calculated on the day Fidelity closes your fund position.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions in December.

Distribution Options

The following distribution options are applicable only to those investors who hold shares directly.

When you open an account, specify how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option.  Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice, you will be assigned this option.

2. Income-Earned Option.  Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option.  Any dividends and capital gain distributions will be paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions  Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on Transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2015, the Adviser had approximately $644.4 million in discretionary assets under management, and approximately $2.04 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMRC, at 245 Summer Street, Boston, Massachusetts 02210, serves as a sub-adviser for the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

FMRC is an affiliate of the Adviser. As of December 31, 2015, FMRC had approximately $1.1 trillion in discretionary assets under management.

FMR Investment Management (U.K.) Limited (FMR U.K.), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2015, FMR U.K. had approximately $18.6 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR U.K. is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2015, FMR H.K. had approximately $11.1 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Matthew Fruhan is portfolio manager of the fund, which he has managed since December 2013. He also manages other funds. Since joining Fidelity Investments in 1995, Mr. Fruhan has worked as a research analyst and portfolio manager.

The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. For this purpose, the average net assets of any mutual funds previously advised by FMR that currently are advised by Fidelity SelectCo, LLC are included. This rate cannot rise above 0.52%, and it drops as total assets under management increase.

For September 2016, the group fee rate was 0.25%. The individual fund fee rate is 0.30%.

The total management fee for the fiscal year ended September 30, 2016, was 0.55% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

The Adviser pays FMRC, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's annual report for the fiscal period ended September 30, 2016.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Class O shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of Class O shares. This compensation may take the form of payments for additional distribution-related activities and/or shareholder services and payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary. These payments are described in more detail in this section and in the SAI. Please speak with your investment professional to learn more about any payments his or her firm may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Distribution and Service Plan(s)

Class O has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class O shares and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class O.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of Class O's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Financial Highlights — Fidelity Advisor Capital Development Fund Class O

Years ended September 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$13.30	$16.53	$14.24	$12.04	$9.67
Income from Investment Operations
Net investment income (loss)A	.21	.21	.20	.11	.12
Net realized and unrealized gain (loss)	1.70	(.95)	2.19	2.22	2.32
Total from investment operations	1.91	(.74)	2.39	2.33	2.44
Distributions from net investment income	(.21)	(.21)	(.10)	(.13)	(.06)
Distributions from net realized gain	(.58)	(2.28)	–	–	(.01)
Total distributions	(.79)	(2.49)	(.10)	(.13)	(.07)
Net asset value, end of period	$14.42	$13.30	$16.53	$14.24	$12.04
Total ReturnB,C	15.01%	(5.16)%	16.83%	19.62%	25.38%
Ratios to Average Net AssetsD,E
Expenses before reductions	.59%	.59%	.60%	.60%	.61%
Expenses net of fee waivers, if any	.59%	.59%	.60%	.60%	.61%
Expenses net of all reductions	.59%	.59%	.59%	.59%	.60%
Net investment income (loss)	1.57%	1.40%	1.27%	.90%	1.05%
Supplemental Data
Net assets, end of period (000 omitted)	$2,447,565	$2,290,767	$2,634,214	$2,497,596	$2,382,741
Portfolio turnover rateF	29%	33%	115%	57%	43%

A  Calculated based on average shares outstanding during the period.

B  Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

C  Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D  Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E  Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F  Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

Additional Index Information

S&P 500® Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account:  When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals:  When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-01796

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Destiny, Fidelity Advisor, and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2016 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.792230.113	DESIIO-PRO-1116

SPONSOR

FIDELITY DISTRIBUTORS CORPORATION
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CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
Boston, Massachusetts

TRANSFER AND SHAREHOLDERS'
SERVICING AGENT

BOSTON FINANCIAL DATA SERVICES, INC.
P.O. Box 8300
Boston, Massachusetts 02266-8300
For active Plans call:
Nationwide: 1-800-225-5270

FIDELITY SERVICE COMPANY, INC.
P.O. Box 770002
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Nationwide: 1-877-208-0098

AUDITORS

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts

I.DESIIO-PRO-1116
1.791856.113